UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-04391

                               Old Mutual Funds II
               (Exact name of registrant as specified in charter)
                                    --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                     (Name and address of agent for service)

                                   Copies to:

      William H. Rheiner, Esq.                Andra C. Ozols, Esq.
 Stradley Ronon Stevens & Young, LLP        Old Mutual Capital, Inc.
      2600 One Commerce Square        4643 South Ulster Street, Suite 600
       Philadelphia, PA 19103                   Denver, CO 80237
           (215) 564-8082                        (720) 200-7725

       Registrant's telephone number, including area code: 1-888-772-2888

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2008

Item 1.  Reports to Stockholders.



[OLD MUTUAL LOGO]
         Funds II






                                                         Old Mutual Funds II
                                                          ANNUAL REPORT



                                                           March 31, 2008


Equity Funds

Old Mutual Advantage Growth Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Columbus Circle Technology and
    Communications Fund
Old Mutual Developing Growth Fund
Old Mutual Discover Value Fund
Old Mutual Focused Fund
Old Mutual Growth Fund
Old Mutual Heitman REIT Fund
Old Mutual Large Cap Fund
Old Mutual Large Cap Growth Fund
Old Mutual Large Cap Growth Concentrated Fund
Old Mutual Mid-Cap Fund
Old Mutual Select Growth Fund
Old Mutual Small Cap Fund
Old Mutual Strategic Small Company Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund

Fixed-Income Funds
Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Cash Reserves Fund
Old Mutual Dwight High Yield Fund
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund

TABLE OF CONTENTS

About This Report                                                                                    1

Message to Shareholders                                                                              4

Management Overview and Schedules of Investments

Equity Funds

     Old Mutual Advantage Growth Fund
          Institutional Class (OAGIX)                                                                6

     Old Mutual Analytic U.S. Long/Short Fund
          Class Z (OBDEX), Class A (OADEX), Class C (OCDEX), Institutional Class (OISLX)            12

     Old Mutual Barrow Hanley Value Fund
          Class Z (OBFOX), Class A (OAFOX), Class C (OCFOX), Institutional Class (OIBHX)            22

     Old Mutual Columbus Circle Technology and Communications Fund
          Class Z (OBTCX), Class A (OATCX), Class C (OCOMX), Institutional Class (OICTX)            27

     Old Mutual Developing Growth Fund
          Class Z (OBEHX), Class A (OAEGX), Class C (OCEGX), Institutional Class (OIEGX)            32

     Old Mutual Discover Value Fund
          Institutional Class (ODVIX)                                                               40

     Old Mutual Focused Fund
          Class Z (OBFVX), Class A (OAFCX), Class C (OCFCX), Institutional Class (OIFCX)            50

     Old Mutual Growth Fund
          Class Z (OBHGX), Class A (OAHGX), Class C (OCHGX), Institutional Class (OIGHX)            54

     Old Mutual Heitman REIT Fund
          Class Z (OBRTX), Class A (OARTX), Class C (OCRTX), Institutional Class (OIHRX)            63

     Old Mutual Large Cap Fund
          Class Z (OLCVX), Class A (OLLLX), Class C (OCCAX), Institutional Class (OILCX)            67

     Old Mutual Large Cap Growth Fund
          Class Z (OBHLX), Class A (OALHX), Class C (OCLHX), Institutional Class (OIGGX)            72

     Old Mutual Large Cap Growth Concentrated Fund
          Class Z (OLCPX), Class A (OLGBX), Class C (OCLAX), Institutional Class (OILLX)            79

     Old Mutual Mid-Cap Fund
          Class Z (OBMEX), Class A (OAMJX), Class C (OCCPX), Institutional Class (OIMMX)            85

     Old Mutual Select Growth Fund
          Class Z (OBHEX), Class A (OAHEX), Class C (OCHEX), Institutional Class (OIGSX)            91

     Old Mutual Small Cap Fund
          Class Z (OBSWX), Class A (OSAMX), Class C (OSCMX), Institutional Class (OICSX)            96

     Old Mutual Strategic Small Company Fund
          Class Z (OSSCX), Class A (OSSAX), Class C (OCSSX), Institutional Class (OISSX)           105

     Old Mutual TS&W Mid-Cap Value Fund
          Class A (OTMAX), Class C (OTMCX), Institutional Class (OTMIX)                            117

     Old Mutual TS&W Small Cap Value Fund
          Class Z (OSMVX), Class A (OACVX), Class C (OCCVX)                                        123



TABLE OF CONTENTS - concluded


Fixed-Income Funds

     Old Mutual Barrow Hanley Core Bond Fund
          Institutional Class (OCBIX)                                                              130

     Old Mutual Cash Reserves Fund
          Class Z (OBCXX), Class A (OCAXX), Class C (OCCXX), Institutional Class (OCIXX)           136

     Old Mutual Dwight High Yield Fund
          Institutional Class (ODHYX)                                                              140

     Old Mutual Dwight Intermediate Fixed Income Fund
          Class Z (OBFJX), Class A (OAFJX), Class C (OCIRX), Institutional Class (OIDIX)           144

     Old Mutual Dwight Short Term Fixed Income Fund
          Class Z (OBCPX), Class A (OIRAX), Class C (OIRCX), Institutional Class (OIDSX)           152

Statements of Assets & Liabilities                                                                 160

Statements of Operations                                                                           168

Statement of Cash Flows                                                                            173

Statements of Changes in Net Assets                                                                174

Financial Highlights                                                                               182

Notes to Financial Statements                                                                      194

Report of Independent Registered Public Accounting Firm                                            225

Notice to Shareholders                                                                             226

Proxy Voting and Portfolio Holdings                                                                227

Fund Expenses Example                                                                              228

Board of Trustees and Officers of the Trust                                                        232

Board Review and Approval of Investment
Management and Sub-Advisory Agreements                                                             234

Board Review and Approval of Investment

Sub-Advisory Agreement with Ashfield Capital Partners, LLC                                         245

Shareholder Proxy Results                                                                          247



ABOUT THIS REPORT


HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price, and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund dividends and distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 888-772-2888 or visit oldmutualfunds.com for performance results current to the most recent month-end.

Performance without load assumes that no front-end or contingent deferred sales charge was applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge was applied to the extent applicable. The Funds offer Class A, Class C, Class Z and Institutional Class shares of most Funds. Class A shares have a current maximum up-front sales charge of 5.75% (4.75% for Dwight Intermediate Fixed Income Fund, 3.00% for Dwight Short Term Fixed Income Fund and none for Cash Reserves Fund) and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
--------------------------------------------------------------------------------

This report reflects views, opinions, and Fund holdings as of March 31, 2008, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes, and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of March 31, 2008 are included in each Fund's Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment and the technology and real estate sectors have been among the most volatile sectors in the market. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. An investment in a Fund is not a bank deposit or other obligation, or guaranteed by a depository institution. It is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

Certain Funds utilize call options, short selling and derivatives as part of their investment strategy. Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivative purchased or sold.

ABOUT THIS REPORT - concluded


COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for comparing the Funds' performance against specific securities indexes. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

Dow Jones Wilshire Real Estate Securities Index

The unmanaged Dow Jones Wilshire Real Estate Securities Index is a market weighted capitalization index of publicly traded real estate securities, including real estate investment trusts, real estate operating companies, and partnerships. This index is float adjusted.

Lehman Brothers U.S. Aggregate Index

The  unmanaged  Lehman  Brothers  U.S.  Aggregate  Index is a widely  recognized
measure  of  the  aggregate   bond  market.   The  unmanaged   index  is  market
value-weighted inclusive of accrued interest.

Lehman Brothers U.S. Corporate High-Yield Index

The Lehman U.S. Corporate High-Yield Index is an unmanaged portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high yield debt market. Performance data for the index includes reinvested income.

Lehman Brothers Intermediate U.S. Aggregate Index

The Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index of fixed-income securities with medium term durations. The unmanaged index is market-value weighted inclusive of accrued interest.

Lipper Money Market Funds Average

Funds that by portfolio practice invest in money market instruments with an average maturity of less than 6 months, including commercial paper, floating rate notes, certificates of deposit, and cash deposits. The Lipper Money Market Funds Average represents the average performance of 354 mutual funds (as of March 31, 2008) classified by Lipper, Inc. in the Money Market category.

Merrill Lynch 1-3 Year U.S. Treasuries Index

The Merrill Lynch 1-3 Year U.S. Treasuries Index is a capitalization weighted basket of all outstanding U.S. Treasury notes and bonds having between one and three years remaining term to maturity and a minimum outstanding of $1 billion.

NYSE Arca Tech 100 Index

The NYSE Arca Tech 100 Index is a price-weighted index of the top 100 U.S. technology stocks from major industries within the technology sector.

Russell 1000(R) Growth Index

The unmanaged Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Index

The unmanaged Russell 2000(R) Index is comprised of smaller cap common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

Russell 2000(R) Growth Index

The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000(R) Value Index

The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000(R) Growth Index

The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000(R) Value Index

The unmanaged Russell 3000(R) Value Index measures the performance of those Russell 3000(R) Index companies with lower price-to-book rating and lower forecasted growth values.

Russell Midcap(R) Growth Index

The unmanaged Russell Midcap(R) Growth Index consists of stocks from the Russell Midcap(R) Index with a greater than average growth orientation.

Russell Midcap(R) Value Index

Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

S&P 500 Index

The unmanaged S&P 500 Index is a market value-weighted index that measures the performance of large-cap common stocks across all major industries.

S&P MidCap 400 Index

The unmanaged S&P MidCap 400 Index is a widely recognized mid-cap index of 400 domestic mid-cap stocks chosen for their market capitalization, liquidity, and industry group representations.

Index returns and statistical data included in this report are provided by Bloomberg and Factset.

MESSAGE TO SHAREHOLDERS


Dear Shareholder:

Financial markets were volatile during the fiscal year ended March 31, 2008 as investors contended with an array of troublesome news. Falling corporate profits, a weakening housing market, rising unemployment, mounting inflation and a widespread credit crisis all challenged the markets during the period. Equity markets were generally weak across the board, without regard to market capitalization or investment style, although emerging market economies continued to garner interest. U.S. stocks, as measured by the S&P 500 Index, declined by (5.08)%. Overall, growth stock indexes dramatically outperformed their value-oriented counterparts, while mid- and large-cap stocks outperformed their small-cap peers. The broad-market Russell 3000(R) Growth and Russell 3000(R) Value Indexes posted declines of (1.45)% and (10.60)%, respectively. On the flip side, most bonds benefited from a flight to quality that prevailed during much of the period. Investment-grade bonds, as measured by Lehman Brothers U.S. Aggregate Index, posted a total return of 7.84%. In short, uncertainty prevailed throughout the period and market volatility was pervasive.

A notable downturn in the housing market and mortgage market dislocation led to a sharp increase in volatility in the latter half of 2007 and into 2008.
Widespread recognition that there was trouble in the mortgage market was followed by a general decreased willingness for market participants to adequately price a wide range of previously liquid financial instruments. This led to a credit shortage that, ultimately, disrupted all markets. The Federal Reserve Board (the "Fed") launched a series of interventions starting in mid-September 2007, aiming to help re-stabilize the financial system. Then, the near collapse of financial giant Bear Stearns Companies Inc. forced the Fed to take further unprecedented steps to ensure financial system stability. Overall, the forces that froze the credit markets also took their toll on U.S. and many global equity markets during the period.

Despite this challenging environment, there are several reasons to remain optimistic as we look forward into 2008 and beyond. Many market pundits point to historically low interest rates, healthy earnings and strong corporate balance sheets (outside the financial services sector), and the fact that unemployment claims remain low relative to past economic rough patches to support their optimistic outlooks. Additionally, the coordinated monetary and fiscal stimulus efforts put in place by the U.S. Government may help the credit markets and provide a boost to economic activity. Finally, periods of volatility may create opportunities to buy securities whose prices have decoupled from their fundamental prospects. Many sub-advisors to Old Mutual Funds II are pointing to opportunities to buy stocks at prices they see as compelling.

Against this backdrop, Old Mutual Funds II produced results during the period that were generally in-line with the returns of their respective benchmarks. For more complete information, please refer to the subsequent pages, which discuss each Fund's activities and returns in greater detail.

As always, we are grateful for your support and will continue to work diligently to enhance your experience as an investor in Old Mutual Funds II. Please do not hesitate to contact us if there is anything we can do to serve you better. Feel free to contact me directly, at President@oldmutualcapital.com, or please see the back cover of this report for other contact information.

Sincerely,

/s/ Julian F. Sluyters


Julian F. Sluyters
President
Old Mutual Funds II

OLD MUTUAL ADVANTAGE GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Provident Investment Counsel, Inc.


Performance Highlights

o The Old Mutual Advantage Growth Fund's Institutional Class shares declined by (13.30)% since the Fund's inception on November 19, 2007 through the fiscal year ended March 31, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index's (8.97)% return during the period.

o Materials was the sole outperforming sector during the period due primarily to a significant overweight to this sector.

o An underweight in utilities and stock selection in financials detracted marginally from relative performance.

o Stock selection in industrials, consumer discretionary and information technology detracted from the Fund's performance relative to the Index.

o Individual stocks that contributed positively to Fund performance included materials sector holdings Monsanto and Potash Corp of Saskatchewan and health sector holding Intuitive Surgical.

o Health care holding Schering-Plough, information technology stock Apple and industrials company SunPower (no longer a Fund holding) detracted from the Fund's returns during the period.

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Advantage Growth Fund's (the "Fund") Institutional Class shares declined by (13.30)% since the Fund's inception on November 19, 2007 through the fiscal year ended March 31, 2008. The Fund underperformed its benchmark, the Russell 1000(R) Growth Index's (the "Index") (8.97)% return during the period.

Q.   What investment environment did the Fund face during the past year?

A. Financial markets remained volatile during the period as investors contended with falling profits, a weaker housing market, job losses, higher inflation and the credit crisis. Equity markets were weak across the board, without regard to market capitalization, investment style or region. Despite concerns about growth, commodities surged for much of the period as dollar weakness persisted.

     U.S. equity market returns were mixed and the use of leverage backfired on many investors, and things turned more negative in the first quarter of 2008. In March alone, the Federal Reserve Board took not one, but six unprecedented actions, including facilitating the sale of Bear Stearns to JPMorgan Chase. The net result is that virtually all domestic equity style indexes posted negative returns over the period. Large-cap stocks outperformed small caps and growth outperformed value.

Q.   Which market factors influenced the Fund's relative performance?

A. For much of the period, as the economy began to weaken, the market looked favorably on companies with solid earnings growth. That sentiment changed at the end of 2007, however, as investors became considerably more risk averse and failed to reward even those companies that managed to report solid earnings.

     A dramatic  and sudden  shift  occurred  in investor  sentiment  during the period. In 2007 investors rewarded high quality companies exhibiting superior earnings growth and positive earnings revisions. At the beginning of 2008, however, companies with lower earnings growth and weaker earnings revisions outperformed. This change in sentiment was due, in part, to continued investor concerns over the global economy, U.S. consumer confidence and credit availability.

Q.   How did portfolio composition affect Fund performance?

A. Materials was the sole outperforming sector during the period due primarily to a significant overweight to this sector. An underweight in utilities and stock selection in financials detracted marginally from relative performance. At the same time, stock selection in industrials, consumer discretionary and information technology detracted from the Fund's performance relative to the Index.

     Individual stocks that contributed positively to Fund performance included materials sector holdings Monsanto and Potash Corp of Saskatchewan, and health sector holding Intuitive Surgical. Health care holding Schering-Plough, information technology stock Apple and industrials company SunPower (no longer a Fund holding) detracted from the Fund's returns during the period. Monsanto, the world's largest seed producer, raised its 2008 outlook as the firm's products began to take hold in countries that were previously a challenge to enter. Higher grain prices forced farmers to better protect their crops, causing an increased demand for Monsanto's weed killer and its genetically modified corn and soybeans. Potash Corp of Saskatchewan, a fertilizer producer contributed positively. Intuitive Surgical, a medical device company focusing on robotic surgery, benefited from robust demand for the company's robotic surgery system called Da Vinci. Clinical advantages of robotic surgery systems compared to conventional surgery are gaining traction with leaders in a variety of medical disciplines including urology, gynecology, gastroenterology and cardiology. On the other side of the equation, prescription and over the counter drugs manufacturer Schering-Plough shares suffered from an unanticipated negative response to clinical data on Vytorin by the American


Advantage Growth Fund

     College of Cardiology. Computer hardware manufacturer Apple's shares fell due to investor's fear of a slow down in consumer spending on electronics. SunPower, a solar panel producer, shares fell due to questions surrounding the passage of the U.S. Energy Bill (continuation of subsidies for solar energy usage) as well as poor company execution. Entry into solar panel and module production by low cost producers which will eventually drive profitability lower also began to weigh on the shares.

Q.   What is the investment outlook for the large-cap growth equity market?

A. Ashfield Capital Partners, LLC ("Ashfield") expects domestic earnings growth to slow in 2008, making companies that can sustain earnings relatively more attractive. The firm believes this will extend large-cap growth stocks' recent popularity. Many large-cap growth companies receive more than half of their profits from overseas and most are not debt-dependent because of their size and international scope. As the economic situation in the U.S. potentially stabilizes, Ashfield believes these companies will garner premium pricing and provide market leadership.

     Provident  Investment  Counsel,  Inc.   ("Provident")  shifted  the  Fund's
     portfolio positioning during the period in order to maintain a portfolio with exposure to companies positioned to benefit from international growth and a weaker dollar. The firm will also invest opportunistically in early cyclical growth companies that Provident believes will outperform once the U.S. economy regains strength. Provident continues to focus on identifying high quality companies with superior growth rates. The U.S. economic downturn has made it more difficult to find companies with accelerating revenue and earnings growth and positive earnings revisions, but as the economy finds more solid footing, Provident believes its investment approach will once again provide strong investment results.



Top Ten Holdings
as of March 31, 2008

Apple                           4.8%
---------------------------------------
Cisco Systems                   3.1%
---------------------------------------
Monsanto                        2.7%
---------------------------------------
Praxair                         2.6%
---------------------------------------
Microsoft                       2.4%
---------------------------------------
Hewlett-Packard                 2.3%
---------------------------------------
Potash Corp of Saskatchewan     2.2%
---------------------------------------
International Business
Machines                        2.2%
---------------------------------------
Intuitive Surgical              1.9%
---------------------------------------
Schlumberger                    1.9%
---------------------------------------
As a % of Total
Fund Investments               26.1%
---------------------------------------


                                                           Advantage Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
---------------------------------------------------------------------
                                                       Cumulative
                                       Inception       Inception
                                          Date          to Date
---------------------------------------------------------------------
Institutional Class                     11/19/07        (13.30)%
Russell 1000(R) Growth Index            11/19/07         (8.97)%
---------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the November 19, 2007 prospectus) are 1.10% and 1.00%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                      Old Mutual
                      Advantage
                      Growth Fund,
                      Institutional   Russell 1000 (R)
                      Class           Growth Index
     11/19/07          10,000          10,000
        03/08           8,670           9,103


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on the inception date of November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology     28.0%
Health Care                16.2%
Industrials                12.0%
Consumer Discretionary     11.3%
Energy                      9.7%
Materials                   8.2%
Financials                  7.2%
Consumer Staples            5.4%
Cash Equivalents            1.6%
Telecommunication Services  0.4%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 98.1%
Aerospace/Defense - 2.0%
Boeing                                         6,203    $        461
Rockwell Collins                              19,186           1,096
                                                        -------------

Total Aerospace/Defense                                        1,557
---------------------------------------------------------------------

Agricultural Chemicals - 4.9%
Monsanto                                      19,305           2,152
Potash Corp. of Saskatchewan                  11,064           1,717
                                                        -------------

Total Agricultural Chemicals                                   3,869
---------------------------------------------------------------------

Apparel Manufacturers - 1.7%
VF                                            17,600           1,364
                                                        -------------

Total Apparel Manufacturers                                    1,364
---------------------------------------------------------------------

Applications Software - 2.3%
Microsoft                                     65,700           1,865
                                                        -------------

Total Applications Software                                    1,865
---------------------------------------------------------------------

Athletic Footwear - 0.5%
Nike, Cl B                                     5,685             387
                                                        -------------

Total Athletic Footwear                                          387
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 2.1%
Coca-Cola                                     16,400             998
PepsiCo                                        9,800             708
                                                        -------------

Total Beverages-Non-Alcoholic                                  1,706
---------------------------------------------------------------------

Casino Services - 0.5%
International Game Technology                 10,725             431
                                                        -------------

Total Casino Services                                            431
---------------------------------------------------------------------

Cellular Telecommunications - 0.4%
America Movil, Ser L ADR                       5,005             319
                                                        -------------

Total Cellular Telecommunications                                319
---------------------------------------------------------------------

Chemicals-Specialty - 0.6%
Ecolab                                        11,000             478
                                                        -------------

Total Chemicals-Specialty                                        478
---------------------------------------------------------------------

Computer Services - 1.2%
Cognizant Technology Solutions, Cl A*         11,000             317
DST Systems*                                   9,700             638
                                                        -------------

Total Computer Services                                          955
---------------------------------------------------------------------

Computers - 11.0%
Apple*                                        26,295           3,773
Hewlett-Packard                               39,160           1,788
International Business Machines               14,745           1,698
Research In Motion*                           12,516           1,405
                                                        -------------

Total Computers                                                8,664
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Consulting Services - 0.9%
Accenture, Cl A                               20,300    $        714
                                                        -------------

Total Consulting Services                                        714
---------------------------------------------------------------------

Cosmetics & Toiletries - 1.9%
Colgate-Palmolive                              9,300             724
Procter & Gamble                              10,500             736
                                                        -------------

Total Cosmetics & Toiletries                                   1,460
---------------------------------------------------------------------

Dental Supplies & Equipment - 1.4%
Dentsply International                        27,907           1,077
                                                        -------------

Total Dental Supplies & Equipment                              1,077
---------------------------------------------------------------------

Disposable Medical Products - 0.7%
C.R. Bard                                      5,345             515
                                                        -------------

Total Disposable Medical Products                                515
---------------------------------------------------------------------

Diversified Manufacturing Operations - 2.2%
Danaher                                        5,570             423
General Electric                              16,400             607
Illinois Tool Works                           14,400             695
                                                        -------------

Total Diversified Manufacturing Operations                     1,725
---------------------------------------------------------------------

E-Commerce/Services - 0.7%
eBay*                                         18,800             561
                                                        -------------

Total E-Commerce/Services                                        561
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.7%
Emerson Electric                              10,100             520
                                                        -------------

Total Electric Products-Miscellaneous                            520
---------------------------------------------------------------------

Electronic Components-Semiconductors - 2.0%
Intel                                         43,700             926
Texas Instruments                             23,000             650
                                                        -------------

Total Electronic Components-Semiconductors                     1,576
---------------------------------------------------------------------

Electronic Connectors - 0.7%
Amphenol, Cl A                                14,800             551
                                                        -------------

Total Electronic Connectors                                      551
---------------------------------------------------------------------

Engineering/R&D Services - 2.2%
ABB ADR                                       18,800             506
Jacobs Engineering Group*                     12,200             898
McDermott International*                       6,454             354
                                                        -------------

Total Engineering/R&D Services                                 1,758
---------------------------------------------------------------------

Engines-Internal Combustion - 0.4%
Cummins                                        5,976             280
                                                        -------------

Total Engines-Internal Combustion                                280
---------------------------------------------------------------------

OLD MUTUAL ADVANTAGE GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Enterprise Software/Services - 1.3%
Oracle*                                       52,035    $      1,018
                                                        -------------

Total Enterprise Software/Services                             1,018
---------------------------------------------------------------------

Entertainment Software - 0.7%
Electronic Arts*                              11,200             559
                                                        -------------

Total Entertainment Software                                     559
---------------------------------------------------------------------

Fiduciary Banks - 0.9%
State Street                                   9,385             741
                                                        -------------

Total Fiduciary Banks                                            741
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 1.9%
Goldman Sachs Group                            4,800             794
Merrill Lynch                                 18,200             741
                                                        -------------

Total Finance-Investment Banker/Broker                         1,535
---------------------------------------------------------------------

Finance-Other Services - 1.6%
IntercontinentalExchange*                      9,900           1,292
                                                        _____________

Total Finance-Other Services                                   1,292
_____________________________________________________________________

Industrial Automation/Robot - 0.9%
Rockwell Automation                           12,000             689
                                                        _____________

Total Industrial Automation/Robot                                689
---------------------------------------------------------------------

Industrial Gases - 2.6%
Praxair                                       24,315           2,048
                                                        _____________

Total Industrial Gases                                         2,048
_____________________________________________________________________

Instruments-Scientific - 0.5%
Thermo Fisher Scientific*                      6,300             358
                                                        -------------

Total Instruments-Scientific                                     358
_____________________________________________________________________

Investment Management/Advisory Services - 2.2%
Blackrock                                      3,600             735
Franklin Resources                             7,070             686
T Rowe Price Group                             6,891             344
                                                        _____________

Total Investment Management/Advisory Services                  1,765
---------------------------------------------------------------------

Life/Health Insurance - 0.4%
Manulife Financial                             8,900             338
                                                        _____________

Total Life/Health Insurance                                      338
---------------------------------------------------------------------

Machinery-Construction & Mining - 1.0%
Joy Global                                     7,500             489
Terex*                                         5,160             322
                                                        _____________

Total Machinery-Construction & Mining                            811
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Machinery-Farm - 0.4%
AGCO*                                          4,705    $        282
                                                        -------------

Total Machinery-Farm                                             282
---------------------------------------------------------------------

Machinery-Pumps - 1.2%
Flowserve                                      8,900             929
                                                        -------------

Total Machinery-Pumps                                            929
---------------------------------------------------------------------

Medical Information Systems - 0.5%
Cerner*                                       10,717             399
                                                        -------------

Total Medical Information Systems                                399
---------------------------------------------------------------------

Medical Instruments - 1.9%
Intuitive Surgical*                            4,580           1,486
                                                        _____________

Total Medical Instruments                                      1,486
_____________________________________________________________________

Medical Products - 2.2%
Henry Schein*                                 11,600             666
Johnson & Johnson                             10,900             707
Stryker                                        5,205             339
                                                        -------------

Total Medical Products                                         1,712
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.2%
Amgen*                                        15,000             627
Genentech*                                     4,235             344
                                                        _____________

Total Medical-Biomedical/Genetic                                 971
_____________________________________________________________________

Medical-Drugs - 3.8%
Abbott Laboratories                           12,700             700
Merck                                         34,500           1,309
Schering-Plough                               66,618             960
                                                        -------------

Total Medical-Drugs                                            2,969
---------------------------------------------------------------------

Medical-Generic Drugs - 0.9%
Mylan                                         62,100             720
                                                        -------------

Total Medical-Generic Drugs                                      720
_____________________________________________________________________

Medical-HMO - 0.7%
Aetna                                         13,500             568
                                                        _____________

Total Medical-HMO                                                568
_____________________________________________________________________

Metal Processors & Fabricators - 1.1%
Precision Castparts                            8,800             898
                                                        _____________

Total Metal Processors & Fabricators                             898
_____________________________________________________________________

Networking Products - 3.1%
Cisco Systems*                               102,280           2,464
                                                        -------------

Total Networking Products                                      2,464
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 1.4%
XTO Energy                                    17,600    $      1,089
                                                        -------------

Total Oil Companies-Exploration & Production                   1,089
---------------------------------------------------------------------

Oil Companies-Integrated - 3.2%
Exxon Mobil                                   13,777           1,165
Hess                                           5,000             441
Murphy Oil                                     4,100             337
Petroleo Brasileiro ADR                        5,600             572
                                                        -------------

Total Oil Companies-Integrated                                 2,515
_____________________________________________________________________

Oil Field Machinery & Equipment - 1.2%
Cameron International*                        12,020             501
National Oilwell Varco*                        7,945             464
                                                        -------------

Total Oil Field Machinery & Equipment                            965
_____________________________________________________________________

Oil-Field Services - 3.9%
Halliburton                                   14,200             558
Schlumberger                                  17,065           1,485
Smith International                            8,315             534
Transocean*                                    3,400             460
                                                        _____________

Total Oil-Field Services                                       3,037
_____________________________________________________________________

Pharmacy Services - 0.7%
Express Scripts*                               8,000             515
                                                        _____________

Total Pharmacy Services                                          515
---------------------------------------------------------------------

Retail-Apparel/Shoe - 3.6%
Guess ?                                        9,900             401
Nordstrom                                     36,100           1,177
Polo Ralph Lauren                             21,300           1,242
                                                        -------------

Total Retail-Apparel/Shoe                                      2,820
_____________________________________________________________________

Retail-Building Products - 1.1%
Lowe's                                        36,200             830
                                                        -------------

Total Retail-Building Products                                   830
---------------------------------------------------------------------

Retail-Drug Store - 1.4%
CVS Caremark                                  26,609           1,078
                                                        -------------

Total Retail-Drug Store                                        1,078
---------------------------------------------------------------------

Retail-Jewelry - 0.9%
Tiffany                                       16,400             686
                                                        -------------

Total Retail-Jewelry                                             686
---------------------------------------------------------------------

Retail-Major Department Store - 1.3%
JC Penney                                     27,900           1,052
                                                        -------------

Total Retail-Major Department Store                            1,052
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Office Supplies - 1.0%
Staples                                       35,100    $        776
                                                        -------------

Total Retail-Office Supplies                                     776
---------------------------------------------------------------------

Retail-Restaurants - 0.7%
McDonald's                                     9,300             519
                                                        _____________

Total Retail-Restaurants                                         519
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 0.7%
Corning                                       21,600             519
                                                        -------------

Total Telecommunications
     Equipment-Fiber Optics                                      519
---------------------------------------------------------------------

Therapeutics - 1.8%
Gilead Sciences*                              28,054           1,446
                                                        -------------

Total Therapeutics                                             1,446
_____________________________________________________________________

Web Portals/ISP - 1.8%
Google, Cl A*                                  3,202           1,410
                                                        -------------

Total Web Portals/ISP                                          1,410
---------------------------------------------------------------------

Wireless Equipment - 1.4%
Nokia ADR                                     14,055             447
Qualcomm                                      16,000             656
                                                        _____________

Total Wireless Equipment                                       1,103
                                                        _____________

Total Common Stock (Cost $73,543)                             77,244
_____________________________________________________________________

Money Market Fund - 1.6%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       1,269,688           1,270
                                                        -------------

Total Money Market Fund (Cost $1,270)                          1,270
---------------------------------------------------------------------

Total Investments - 99.7% (Cost $74,813)                      78,514
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.3%                         267
_____________________________________________________________________

Total Net Assets - 100.0%                               $     78,781
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.


For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Analytic Investors, LLC


Performance Highlights

o During the one-year period ended March 31, 2008, the Old Mutual Analytic U.S. Long/Short Fund's Class Z shares lost (7.47)%, underperforming its benchmark, the S&P 500 Index, which declined by (5.08)%.

o Stock selection within the financials, materials and telecommunications services sectors contributed positively to the Fund's performance relative to the Index, while stock selection in industrials, health care and consumer staples detracted from the Fund's relative performance.

o At the same time, short positions in Bear Stearns (no longer a Fund holding) and Corporate Executive Board in the financial and industrial sectors, respectively, and a long position in International Business Machines (no longer a Fund holding), contributed to the Fund's gains. Short positions in Cardinal Health, Capital One Financial and Google (no longer a Fund holding), in the health care, financials and information technology sectors, respectively, detracted from the Fund's advances.

Q.   How did the Fund perform relative to its benchmark?

A. During the one-year period ended March 31, 2008, the Old Mutual Analytic U.S. Long/ Short Fund's (the "Fund") Class Z shares lost (7.47)%, underperforming its benchmark, the S&P 500 Index (the "Index"), which declined by (5.08)%. Performance for all share classes can be found on page 14.

Q.   What investment environment did the Fund face during the past year?

A. The U.S. equity market declined over the period. Economic concerns plagued investors as sharp declines in home prices, deterioration in the labor market, elevated energy costs and rising food prices contributed to consumer spending pressure. Crude oil prices hit an all time high of $110.33 per barrel and consumer confidence fell to 65.5% in March, well below expectations. The housing market was hit hard with record foreclosures and decreasing home values. In an effort to stave off inflation and bolster a weakening economic environment, the Federal Reserve Board cut rates six times over the period.

Q.   Which market factors influenced the Fund's relative performance?

A. Analytic Investors, LLC's ("Analytic") investment process is based on the premise that investor behavior changes, but changes slowly, and is persistent from month to month. Investor behavior observed during the period was fairly inconsistent with that observed over the prior three years, due in large part to a sharp downturn in the U.S. market beginning in the third quarter of 2007. For example, positive tilts toward stocks
     with      attractive      sales-to-price,       cash-flow-to-price      and
     predicted-earnings-to- price hurt performance during the period as investors penalized these characteristics. An overweight to companies with high financial leverage dampened performance as well, as did a negative tilt toward companies with above average dividend yields. An overweight to companies with above average price momentum and a sensitivity to low quality debt contributed modestly to overall Fund performance, as did a negative tilt toward companies with above average trading volumes.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection within the financials, materials and telecommunications services sectors contributed positively to the Fund's performance relative to the Index, while stock selection in industrials, health care and consumer staples detracted from the Fund's relative performance.

     At the same time, short positions in Bear Stearns (no longer a Fund holding due to it's acquisition) and Corporate Executive Board in the financial and industrial sectors, respectively, and a long position in International Business Machines (no longer a Fund holding due to the forecasted return changing), contributed to the Fund's gains. On the other hand, long positions in Cardinal Health, Capital One Financial and Google (no longer a Fund holding), in the health care, financial and information technology sectors, respectively, detracted from the Fund's advances. Financial services provider Bear Stearns' stock plunged to its lowest level in more than five years after suffering significant losses from the subprime mortgage crisis. Management services firm Corporate Executive Board's stock declined after it reported lower than expected earnings and projected a lower second-quarter profit than analysts had anticipated. Computer hardware developer International Business Machines beat fourth-quarter 2007 profit and sales estimates due to strong orders from Asia and Europe. Health care services provider Cardinal Health's stock declined after reporting earnings that fell short of Wall Street forecasts and a lowered outlook for 2008. Financial services provider Capital One Financial reported bad debts that were greater than originally forecasted and the company was downgraded by analysts during the period. Google, a technology company, experienced a stock decline after missing second-quarter 2007 profit estimates.


Analytic U.S. Long/Short Fund

Q.   What is the investment outlook for the U.S. equity market?

A. Analytic continues to emphasize stocks with attractive cash-flow-to-price and sales-to-price ratios. In addition, the sub-advisor continues to place emphasis on stocks with attractive earnings yields and those with strong recent earnings growth. The firm continues to deemphasize companies with above average financial leverage and those with above average dividend yields and high trading volumes.



Top Ten Holdings
as of March 31, 2008

Exxon Mobil                    5.4%
--------------------------------------
General Electric               4.4%
--------------------------------------
AT&T                           4.2%
--------------------------------------
Chevron                        3.5%
--------------------------------------
Hewlett-Packard                3.0%
--------------------------------------
JPMorgan Chase                 2.7%
--------------------------------------
Boeing                         2.7%
--------------------------------------
Microsoft                      2.1%
--------------------------------------
Cardinal Health                2.1%
--------------------------------------
McKesson                       2.0%
--------------------------------------
As a % of Total
Fund Investments*             32.1%
--------------------------------------

* Top ten holdings are all long positions.


                                                   Analytic U.S. Long/Short Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                          Inception        One         3 Year          5 Year          10 Year         Inception
                                            Date       Year Return     Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                                  07/01/93       (7.47)%        7.78%           12.81%           4.70%          10.11%
Class A with load                         07/31/03      (12.95)%        5.41%             n/a             n/a            8.20%
Class A without load                      07/31/03       (7.66)%        7.53%             n/a             n/a            9.59%
Class C with load                         07/31/03       (9.33)%        6.73%             n/a             n/a            8.76%
Class C without load                      07/31/03       (8.41)%        6.73%             n/a             n/a            8.76%
Institutional Class                       12/20/06 (1)   (7.32)%         n/a              n/a             n/a           (2.03)%
S&P 500 Index                             07/01/93       (5.08)%        5.85%           11.32%           3.50%           9.58%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Data prior to January 11, 2002 includes performance of a predecessor fund. The predecessor fund was managed by Analytic Investors, LLC and had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to February 2006, the Fund did not take short positions as part of its main investment strategies and the Fund's performance prior to February 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.56% and 1.24%; 2.47% and 1.48%; 3.95% and 2.24%; and 1.07% and
1.06%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Analytic U.S.
                Long/Short Fund,
                Class Z          S&P 500 Index
     3/98        10,000            10,000
     3/99        12,218            11,846
     3/00        14,315            13,971
     3/01        11,872            10,943
     3/02        12,172            10,969
     3/03         8,662             8,253
     3/04        11,651            11,152
     3/05        12,640            11,898
     3/06        14,051            13,293
     3/07        17,105            14,866
     3/08        15,828            14,111


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Industrials                   17.7%
Financials                    15.2%
Energy                        12.2%
Information Technology        11.9%
Health Care                    9.7%
Consumer Staples               7.5%
Investment Companies           6.3%
Consumer Discretionary         5.0%
Telecommunication Services     4.3%
Materials                      4.0%
Cash Equivalents               3.7%
Utilities                      2.5%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 113.7%
Advertising Agencies - 0.6%
Interpublic Group* (D)                        79,704    $        670
                                                        -------------

Total Advertising Agencies                                       670
---------------------------------------------------------------------

Advertising Sales - 0.0%
Clear Channel Outdoor Holdings, Cl A* (D)        431               8
                                                        -------------

Total Advertising Sales                                            8
---------------------------------------------------------------------

Aerospace/Defense - 4.7%
Boeing (D)                                    48,365           3,597
Lockheed Martin (D)                              182              18
Raytheon (D)                                  25,693           1,660
                                                        -------------

Total Aerospace/Defense                                        5,275
---------------------------------------------------------------------

Agricultural Operations - 2.0%
Archer-Daniels-Midland (D)                    54,185           2,230
                                                        -------------

Total Agricultural Operations                                  2,230
---------------------------------------------------------------------

Airlines - 0.4%
Delta Air Lines* (D)                          58,132             500
                                                        _____________

Total Airlines                                                   500
_____________________________________________________________________

Applications Software - 2.5%
Microsoft (D)                                100,509           2,853
                                                        _____________

Total Applications Software                                    2,853
_____________________________________________________________________

Auto-Cars/Light Trucks - 1.6%
Ford Motor* (D)                              311,912           1,784
                                                        _____________

Total Auto-Cars/Light Trucks                                   1,784
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.7%
TRW Automotive Holdings* (D)                  35,990             841
                                                        _____________

Total Auto/Truck Parts & Equipment-Original                      841
_____________________________________________________________________

Beverages-Non-Alcoholic - 0.7%
Coca-Cola Enterprises (D)                     33,058             800
                                                        _____________

Total Beverages-Non-Alcoholic                                    800
_____________________________________________________________________

Beverages-Wine/Spirits - 0.0%
Constellation Brands, Cl A* (D)                  901              16
                                                        _____________

Total Beverages-Wine/Spirits                                      16
---------------------------------------------------------------------

Brewery - 0.3%
Molson Coors Brewing, Cl B (D)                 5,704             300
                                                        -------------

Total Brewery                                                    300
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Broadcast Services/Programming - 0.0%
Liberty Media - Capital, Ser A* (D)            1,895    $         30
                                                        _____________

Total Broadcast Services/Programming                              30
_____________________________________________________________________

Building & Construction Products-Miscellaneous - 0.4%
Owens Corning* (D)                            24,259             440
USG* (D)                                       1,478              54
                                                        -------------

Total Building & Construction Products-Miscellaneous             494
---------------------------------------------------------------------

Cable TV - 2.5%
Cablevision Systems, Cl A* (D)                25,444             545
DIRECTV Group* (D)                            92,178           2,285
Time Warner Cable, Cl A* (D)                   1,687              42
                                                        -------------

Total Cable TV                                                 2,872
---------------------------------------------------------------------

Cellular Telecommunications - 0.8%
US Cellular* (D)                              16,693             918
                                                        -------------

Total Cellular Telecommunications                                918
---------------------------------------------------------------------

Chemicals-Specialty - 1.0%
Ashland (D)                                   23,674           1,120
Cabot (D)                                      2,099              59
                                                        -------------

Total Chemicals-Specialty                                      1,179
---------------------------------------------------------------------

Coatings/Paint - 0.0%
RPM International (D)                          1,704              36
                                                        -------------

Total Coatings/Paint                                              36
---------------------------------------------------------------------

Commercial Banks-Southern US - 0.0%
First Citizens BancShares, Cl A (D)                1               -
                                                        -------------

Total Commercial Banks-Southern US                                 -
---------------------------------------------------------------------

Commercial Services - 0.1%
Quanta Services* (D)                           6,885             160
                                                        -------------

Total Commercial Services                                        160
---------------------------------------------------------------------

Commercial Services - Finance - 0.7%
MasterCard, Cl A (D)                           3,698             825
                                                        -------------

Total Commercial Services - Finance                              825
---------------------------------------------------------------------

Computer Services - 1.6%
Computer Sciences* (D)                        19,307             788
Electronic Data Systems (D)                   33,881             564
Unisys* (D)                                   96,408             427
                                                        -------------

Total Computer Services                                        1,779
_____________________________________________________________________

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Computers - 5.8%
Hewlett-Packard (D)                           89,496    $      4,087
Sun Microsystems* (D)                        156,975           2,438
                                                        -------------

Total Computers                                                6,525
---------------------------------------------------------------------

Containers-Metal/Glass - 2.3%
Crown Holdings* (D)                          103,072           2,593
                                                        -------------

Total Containers-Metal/Glass                                   2,593
---------------------------------------------------------------------

Containers-Paper/Plastic - 0.0%
Pactiv* (D)                                    1,719              45
                                                        _____________

Total Containers-Paper/Plastic                                    45
_____________________________________________________________________

Cosmetics & Toiletries - 1.1%
Procter & Gamble (D)                          17,349           1,216
                                                        -------------

Total Cosmetics & Toiletries                                   1,216
_____________________________________________________________________

Data Processing/Management - 0.0%
MoneyGram International (D)                    9,721              18
                                                        _____________

Total Data Processing/Management                                  18
_____________________________________________________________________

Distribution/Wholesale - 0.8%
Ingram Micro, Cl A* (D)                        7,451             118
Tech Data* (D)                                12,144             398
WESCO International* (D)                       3,495             128
WW Grainger (D)                                3,687             282
                                                        -------------

Total Distribution/Wholesale                                     926
---------------------------------------------------------------------

Diversified Manufacturing Operations - 5.3%
General Electric (D)                         160,195           5,929
Parker Hannifin (D)                            1,061              73
Trinity Industries (D)                            17               -
                                                        _____________

Total Diversified Manufacturing Operations                     6,002
_____________________________________________________________________

E-Commerce/Products - 1.0%
Amazon.com* (D)                               16,351           1,166
                                                        _____________

Total E-Commerce/Products                                      1,166
_____________________________________________________________________

E-Commerce/Services - 0.1%
Expedia* (D)                                   7,709             169
                                                        _____________

Total E-Commerce/Services                                        169
_____________________________________________________________________

Electronic Components-Miscellaneous - 0.2%
AVX (D)                                        7,401              95
Vishay Intertechnology* (D)                    9,411              85
                                                        -------------

Total Electronic Components-Miscellaneous                        180
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Components-Semiconductors - 1.1%
Texas Instruments (D)                         43,594    $      1,232
                                                        _____________

Total Electronic Components-Semiconductors                     1,232
_____________________________________________________________________

Electronic Parts Distribution - 3.1%
Arrow Electronics* (D)                        55,911           1,881
Avnet* (D)                                    50,414           1,650
                                                        -------------

Total Electronic Parts Distribution                            3,531
---------------------------------------------------------------------

Engineering/R&D Services - 5.3%
Fluor (D)                                     14,728           2,079
Jacobs Engineering Group* (D)                 25,812           1,900
KBR(D)                                        37,374           1,036
Shaw Group* (D)                               20,704             976
URS* (D)                                       1,495              49
                                                        -------------

Total Engineering/R&D Services                                 6,040
---------------------------------------------------------------------

Fiduciary Banks - 1.4%
Bank of New York Mellon (D)                   20,037             836
State Street (D)                              10,087             797
                                                        _____________

Total Fiduciary Banks                                          1,633
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 5.3%
Charles Schwab (D)                           126,113           2,375
JPMorgan Chase (D)                            85,661           3,679
                                                        _____________

Total Finance-Investment Banker/Broker                         6,054
_____________________________________________________________________

Finance-Other Services - 0.1%
NASDAQ OMX Group* (D)                          3,831             148
                                                        -------------

Total Finance-Other Services                                     148
_____________________________________________________________________

Food-Meat Products - 1.9%
Tyson Foods, Cl A (D)                        131,598           2,099
                                                        -------------

Total Food-Meat Products                                       2,099
---------------------------------------------------------------------

Food-Retail - 0.7%
Kroger (D)                                    30,303             770
                                                        -------------

Total Food-Retail                                                770
---------------------------------------------------------------------

Food-Wholesale/Distribution - 0.3%
SYSCO (D)                                     10,821             314
                                                        -------------

Total Food-Wholesale/Distribution                                314
---------------------------------------------------------------------

Health Care Cost Containment - 2.4%
McKesson (D)                                  52,456           2,747
                                                        -------------

Total Health Care Cost Containment                             2,747
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Hotels & Motels - 0.5%
Wyndham Worldwide (D)                         28,638    $        592
                                                        -------------

Total Hotels & Motels                                            592
---------------------------------------------------------------------

Human Resources - 0.3%
Manpower (D)                                   5,510             310
                                                        _____________

Total Human Resources                                            310
_____________________________________________________________________

Independent Power Producer - 2.6%
Dynegy, Cl A* (D)                             70,374             555
Reliant Energy* (D)                          101,386           2,398
                                                        _____________

Total Independent Power Producer                               2,953
_____________________________________________________________________

Investment Management/Advisory Services - 0.8%
Blackrock (D)                                  2,770             566
GLG Partners* (D)                             17,642             209
Janus Capital Group (D)                        4,338             101
                                                        -------------

Total Investment Management/Advisory Services                    876
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.9%
Terex (D)                                     15,454             966
                                                        _____________

Total Machinery-Construction & Mining                            966
---------------------------------------------------------------------

Machinery-Farm - 0.1%
AGCO* (D)                                      2,363             141
                                                        _____________

Total Machinery-Farm                                             141
---------------------------------------------------------------------

Medical-Drugs - 0.0%
APP Pharmaceuticals* (D)                         871              11
                                                        -------------

Total Medical-Drugs                                               11
---------------------------------------------------------------------

Medical Products - 0.6%
Baxter International (D)                       3,647             211
Stryker (D)                                    7,605             495
                                                        _____________

Total Medical Products                                           706
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.5%
Abraxis Bioscience* (D)                        1,994             118
Amgen* (D)                                    38,211           1,597
                                                        _____________

Total Medical-Biomedical/Genetic                               1,715
_____________________________________________________________________

Medical-HMO - 1.5%
Cigna (D)                                     10,019             406
Health Net* (D)                                1,099              34
Humana* (D)                                   26,792           1,202
                                                        -------------

Total Medical-HMO                                              1,642
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Hospitals - 0.3%
Tenet Healthcare* (D)                         57,289    $        324
                                                        -------------

Total Medical-Hospitals                                          324
---------------------------------------------------------------------

Medical-Wholesale Drug Distributors - 3.7%
AmerisourceBergen (D)                         33,051           1,355
Cardinal Health (D)                           54,162           2,844
                                                        -------------

Total Medical-Wholesale Drug Distributors                      4,199
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.4%
Commercial Metals (D)                          2,800              84
Timken (D)                                    12,823             381
                                                        -------------

Total Metal Processors & Fabricators                             465
---------------------------------------------------------------------

Metal-Diversified - 0.2%
Freeport-McMoRan Copper & Gold (D)             2,090             201
                                                        _____________

Total Metal-Diversified                                          201
_____________________________________________________________________

Multi-Line Insurance - 4.6%
ACE (D)                                       13,348             735
American International Group (D)                 730              32
Loews (D)                                     45,235           1,819
MetLife (D)                                   43,912           2,646
                                                        _____________

Total Multi-Line Insurance                                     5,232
_____________________________________________________________________

Multimedia - 1.1%
Time Warner (D)                               52,562             737
Walt Disney (D)                               16,584             520
                                                        -------------

Total Multimedia                                               1,257
_____________________________________________________________________

Office Furnishings - Original - 0.1%
Steelcase, Cl A (D)                            6,692              74
                                                        -------------

Total Office Furnishings - Original                               74
_____________________________________________________________________

Oil & Gas Drilling - 0.0%
Pride International* (D)                         454              16
                                                        _____________

Total Oil & Gas Drilling                                          16
_____________________________________________________________________

Oil Companies-Exploration & Production - 0.8%
Plains Exploration & Production* (D)          16,791             892
                                                        -------------

Total Oil Companies-Exploration & Production                     892
---------------------------------------------------------------------

Oil Companies-Integrated - 10.6%
Chevron (D)                                   55,211           4,713
Exxon Mobil (D)                               85,699           7,248
                                                        -------------

Total Oil Companies-Integrated                                11,961
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 0.0%
National Oilwell Varco* (D)                      265    $         15
                                                        -------------

Total Oil Field Machinery & Equipment                             15
---------------------------------------------------------------------

Oil-Field Services - 0.5%
Halliburton (D)                               13,826             544
                                                        -------------

Total Oil-Field Services                                         544
---------------------------------------------------------------------

Optical Supplies - 0.0%
Advanced Medical Optics* (D)                   1,928              39
                                                        -------------

Total Optical Supplies                                            39
---------------------------------------------------------------------

Paper & Related Products - 0.3%
Rayonier (D)                                   8,997             391
                                                        -------------

Total Paper & Related Products                                   391
---------------------------------------------------------------------

Pharmacy Services - 2.3%
Medco Health Solutions* (D)                   59,336           2,598
                                                        -------------

Total Pharmacy Services                                        2,598
---------------------------------------------------------------------

Pipelines - 1.2%
Williams (D)                                  41,909           1,382
                                                        -------------

Total Pipelines                                                1,382
---------------------------------------------------------------------

Property/Casualty Insurance - 2.4%
Alleghany* (D)                                   363             124
Travelers (D)                                 54,001           2,584
                                                        -------------

Total Property/Casualty Insurance                              2,708
---------------------------------------------------------------------

Real Estate Operation/Development - 0.1%
Forestar Real Estate Group* (D)                  531              13
St. Joe* (D)                                   1,683              72
                                                        _____________

Total Real Estate Operation/Development                           85
_____________________________________________________________________

REITs-Diversified - 0.0%
Colonial Properties Trust (D)                  1,377              33
                                                        _____________

Total REITs-Diversified                                           33
_____________________________________________________________________

REITs-Office Property - 1.0%
Boston Properties (D)                         12,220           1,125
                                                        -------------

Total REITs-Office Property                                    1,125
---------------------------------------------------------------------

Retail-Apparel/Shoe - 1.5%
Hanesbrands* (D)                              59,090           1,726
                                                        -------------

Total Retail-Apparel/Shoe                                      1,726
---------------------------------------------------------------------

Retail-Automobile - 0.0%
Penske Auto Group (D)                          1,910              37
                                                        -------------

Total Retail-Automobile                                           37
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Discount - 1.7%
Big Lots* (D)                                 83,880    $      1,871
                                                        -------------

Total Retail-Discount                                          1,871
---------------------------------------------------------------------

Retail-Drug Store - 0.3%
Rite Aid* (D)                                100,538             296
                                                        -------------

Total Retail-Drug Store                                          296
---------------------------------------------------------------------

Retail-Major Department Store - 0.0%
Saks* (D)                                        702               9
                                                        -------------

Total Retail-Major Department Store                                9
---------------------------------------------------------------------

S&L/Thrifts-Central US - 0.0%
Capitol Federal Financial (D)                    332              12
                                                        -------------

Total S&L/Thrifts-Central US                                      12
---------------------------------------------------------------------

Steel-Producers - 0.4%
AK Steel Holding (D)                           7,321             398
                                                        -------------

Total Steel-Producers                                            398
---------------------------------------------------------------------

Super-Regional Banks-US - 1.1%
Capital One Financial (D)                     24,532           1,207
                                                        -------------

Total Super-Regional Banks-US                                  1,207
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 0.4%
Corning (D)                                   19,452             468
                                                        _____________

Total Telecommunications Equipment-Fiber Optics                  468
_____________________________________________________________________

Telecommunications Services - 0.3%
Amdocs* (D)                                   10,095             286
                                                        _____________

Total Telecommunications Services                                286
---------------------------------------------------------------------

Telephone-Integrated - 5.0%
AT&T (D)                                     147,621           5,654
                                                        _____________

Total Telephone-Integrated                                     5,654
---------------------------------------------------------------------

Tobacco - 1.0%
Altria Group (D)                              11,536             256
Philip Morris International* (D)              11,536             583
Reynolds American (D)                          3,033             179
                                                        -------------

Total Tobacco                                                  1,018
---------------------------------------------------------------------

Tools-Hand Held - 0.3%
Snap-On (D)                                    6,855             349
                                                        -------------

Total Tools-Hand Held                                            349
---------------------------------------------------------------------

Transport-Equipment & Leasing - 0.0%
GATX (D)                                       1,339              52
                                                        -------------

Total Transport-Equipment & Leasing                               52
---------------------------------------------------------------------

---------------------------------------------------------------------
                                        Shares/Face
Description                             Amount (000)    Value (000)
---------------------------------------------------------------------

Transport-Marine - 0.0%
Alexander & Baldwin (D)                          109    $          5
                                                        _____________

Total Transport-Marine                                             5
---------------------------------------------------------------------

Transport-Rail - 0.1%
Kansas City Southern* (D)                      1,572              63
                                                        -------------

Total Transport-Rail                                              63
---------------------------------------------------------------------

Transport-Services - 3.2%
CH Robinson Worldwide (D)                      5,836             317
FedEx (D)                                     15,137           1,403
United Parcel Service, Cl B (D)               25,217           1,841
                                                        _____________

Total Transport-Services                                       3,561
---------------------------------------------------------------------

Water Treatment Systems - 0.9%
Nalco Holding (D)                             45,331             959
                                                        _____________

Total Water Treatment Systems                                    959
---------------------------------------------------------------------

Web Portals/ISP - 0.2%
Yahoo!* (D)                                    8,457             245
                                                        _____________

Total Web Portals/ISP                                            245
---------------------------------------------------------------------

Wire & Cable Products - 0.1%
General Cable* (D)                             2,093             124
                                                        _____________

Total Wire & Cable Products                                      124
                                                        -------------

Total Common Stock (Cost $130,327)                           128,771
---------------------------------------------------------------------

Treasury Bill - 1.1%
U.S. Treasury Bill (B)(C)
3.05%, 06/05/08                               $1,200           1,197
                                                        -------------

Total Treasury Bill (Cost $1,182)                              1,197
---------------------------------------------------------------------

Money Market Fund - 3.9%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       4,455,491           4,455
                                                        _____________

Total Money Market Fund (Cost $4,455)                          4,455
_____________________________________________________________________

Total Investments - 118.7% (Cost $135,964)                   134,423
---------------------------------------------------------------------

Securities Sold Short - (18.9)%
Airlines - (1.5)%
Copa Holdings, Cl A                          (44,193)         (1,684)
                                                        _____________

Total Airlines                                                (1,684)
---------------------------------------------------------------------

Applications Software - (0.1)%
Red Hat*                                      (4,485)            (83)
                                                        -------------

Total Applications Software                                      (83)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Building-Residential/Commercial - (2.5)%
DR Horton                                    (15,449)   $       (243)
KB Home                                      (44,130)         (1,091)
MDC Holdings                                  (6,135)           (269)
Ryland Group                                 (36,765)         (1,209)
                                                        -------------

Total Building-Residential/Commercial                         (2,812)
_____________________________________________________________________

Commercial Services - (0.3)%
Weight Watchers International                 (6,361)           (295)
                                                        -------------

Total Commercial Services                                       (295)
_____________________________________________________________________

Computers-Integrated Systems - (0.3)%
Diebold                                       (5,745)           (216)
Riverbed Technology*                          (8,806)           (131)
                                                        _____________

Total Computers-Integrated Systems                              (347)
_____________________________________________________________________

Consulting Services - (1.1)%
Corporate Executive Board                    (31,864)         (1,290)
                                                        _____________

Total Consulting Services                                     (1,290)
_____________________________________________________________________

Containers-Paper/Plastic - (0.2)%
Bemis                                         (8,107)           (206)
                                                        _____________

Total Containers-Paper/Plastic                                  (206)
_____________________________________________________________________

Data Processing/Management - (0.0)%
Dun & Bradstreet                                (357)            (29)
Fair Isaac                                    (1,216)            (26)
                                                        -------------

Total Data Processing/Management                                 (55)
---------------------------------------------------------------------

Diversified Operations - (0.2)%
Leucadia National                             (4,664)           (211)
                                                        _____________

Total Diversified Operations                                    (211)
_____________________________________________________________________

Electronic Components-Miscellaneous - (1.6)%
Gentex                                      (103,596)         (1,777)
                                                        _____________

Total Electronic Components-Miscellaneous                     (1,777)
---------------------------------------------------------------------

Electronic Components-Semiconductors - (1.2)%
Qlogic*                                      (45,815)           (703)
Silicon Laboratories*                        (21,874)           (690)
                                                        -------------

Total Electronic Components-Semiconductors                    (1,393)
_____________________________________________________________________

Finance-Investment Banker/Broker - (0.4)%
Goldman Sachs Group                             (905)           (150)
Merrill Lynch                                 (6,875)           (280)
                                                        -------------

Total Finance-Investment Banker/Broker                          (430)
_____________________________________________________________________

OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Financial Guarantee Insurance - (0.3)%
PMI Group                                    (54,202)   $       (316)
                                                        -------------

Total Financial Guarantee Insurance                             (316)
---------------------------------------------------------------------

Food-Confectionery - (0.0)%
JM Smucker                                      (743)            (38)
                                                        -------------

Total Food-Confectionery                                         (38)
---------------------------------------------------------------------

Internet Infrastructure Software - (0.2)%
F5 Networks*                                 (12,110)           (220)
                                                        -------------

Total Internet Infrastructure Software                          (220)
---------------------------------------------------------------------

Machinery-Print Trade - (0.1)%
Zebra Technologies, Cl A*                     (3,331)           (111)
                                                        -------------

Total Machinery-Print Trade                                     (111)
---------------------------------------------------------------------

Medical Products - (0.5)%
Coopers                                      (16,156)           (556)
                                                        -------------

Total Medical Products                                          (556)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - (0.1)%
PDL BioPharma*                               (11,040)           (117)
                                                        -------------

Total Medical-Biomedical/Genetic                                (117)
---------------------------------------------------------------------

Medical-Generic Drugs - (0.9)%
Mylan                                        (84,766)           (983)
                                                        _____________

Total Medical-Generic Drugs                                     (983)
_____________________________________________________________________

Medical-HMO - (0.0)%
WellCare Health Plans*                        (1,437)            (56)
                                                        _____________

Total Medical-HMO                                                (56)
_____________________________________________________________________

Medical-Hospitals - (0.6)%
LifePoint Hospitals*                         (22,980)           (631)
                                                        _____________

Total Medical-Hospitals                                         (631)
_____________________________________________________________________

Motion Pictures & Services - (0.3)%
DreamWorks Animation SKG, Cl A*              (15,322)           (395)
                                                        _____________

Total Motion Pictures & Services                                (395)
_____________________________________________________________________

Office Automation & Equipment - (0.1)%
Pitney Bowes                                  (3,258)           (114)
                                                        _____________

Total Office Automation & Equipment                             (114)
_____________________________________________________________________

Oil Companies-Exploration & Production - (0.0)%
Unit*                                           (290)            (16)
                                                        -------------

Total Oil Companies-Exploration & Production                     (16)
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Refining & Marketing - (0.2)%
Cheniere Energy*                             (11,691)   $       (231)
                                                        -------------

Total Oil Refining & Marketing                                  (231)
---------------------------------------------------------------------

Paper & Related Products - (0.4)%
Louisiana-Pacific                            (52,300)           (480)
                                                        -------------

Total Paper & Related Products                                  (480)
---------------------------------------------------------------------

Pharmacy Services - (0.1)%
Omnicare                                      (6,391)           (116)
                                                        -------------

Total Pharmacy Services                                         (116)
---------------------------------------------------------------------

Property/Casualty Insurance - (0.0)%
Fidelity National Financial, Cl A             (2,994)            (55)
                                                        -------------

Total Property/Casualty Insurance                                (55)
---------------------------------------------------------------------

REITs-Office Property - (0.1)%
Brandywine Realty Trust                       (7,048)           (120)
                                                        -------------

Total REITs-Office Property                                     (120)
---------------------------------------------------------------------

Retail-Auto Parts - (0.1)%
Advance Auto Parts                            (1,843)            (63)
                                                        -------------

Total Retail-Auto Parts                                          (63)
---------------------------------------------------------------------

Retail-Catalog Shopping - (0.1)%
Coldwater Creek*                              (5,221)            (26)
MSC Industrial Direct, Cl A                   (2,740)           (116)
                                                        -------------

Total Retail-Catalog Shopping                                   (142)
---------------------------------------------------------------------

Retail-Consumer Electronics - (0.5)%
Circuit City Stores                         (146,833)           (584)
                                                        -------------

Total Retail-Consumer Electronics                               (584)
---------------------------------------------------------------------

S&L/Thrifts-Western US - (0.2)%
Washington Mutual                            (18,144)           (187)
                                                        -------------

Total S&L/Thrifts-Western US                                    (187)
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - (1.8)%
Linear Technology                            (66,463)         (2,040)
                                                        -------------

Total Semiconductor Components - Integrated Circuits          (2,040)
---------------------------------------------------------------------

Telephone-Integrated - (1.3)%
Citizens Communications                      (22,648)           (238)
Level 3 Communications*                      (64,207)           (136)
Sprint Nextel                                 (1,675)            (11)
Windstream                                   (90,881)         (1,086)
                                                        -------------

Total Telephone-Integrated                                    (1,471)
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Television - (1.2)%
Central European Media Enterprises, Cl A*    (15,723)   $     (1,340)
                                                        -------------

Total Television                                              (1,340)
---------------------------------------------------------------------

Transactional Software - (0.1)%
VeriFone Holdings*                            (4,138)            (66)
                                                        -------------

Total Transactional Software                                     (66)
---------------------------------------------------------------------

Transport-Equipment & Leasing - (0.2)%
Aircastle                                    (19,477)           (219)
                                                        -------------

Total Transport-Equipment & Leasing                             (219)
---------------------------------------------------------------------

Vitamins & Nutrition Products - (0.1)%
Herbalife                                     (2,010)            (95)
                                                        -------------

Total Vitamins & Nutrition Products                              (95)
---------------------------------------------------------------------

Total Securities Sold Short (Proceeds $(24,866))             (21,345)
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.2%                         289
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $    113,367
---------------------------------------------------------------------

The Fund had the following futures contracts open as of March 31, 2008:

                                      Unrealized
                                       Contract                    Appreciation
                         Number of       Value      Expiration    (Depreciation)
Contract Description     Contracts       (000)         Date            (000)
--------------------     ---------     --------     ----------    --------------

S&P 500 Composite
     Index - Long           19          $6,289       June 2008        $137
S&P 500 EMINI - Short       (3)           (199)      June 2008          (5)
                                                                  --------------
                                                                      $132
--------------------------------------------------------------------------------
For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL BARROW HANLEY VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc.


Performance Highlights

o For the one-year period ended March 31, 2008, the Old Mutual Barrow Hanley Value Fund's Class Z shares decreased by (11.49)%, trailing the (5.08)% loss of its benchmark, the S&P 500 Index.

o From a sector perspective, stock selection in materials and telecommunications services positively impacted the Fund's relative performance during the period as did an underweight to the lagging consumer discretionary sector.

o Stock selection and an overweight in the hard-hit financials sector, stock selection in health care and an underweight in the strong performing energy sector detracted from the Fund's relative performance during the fiscal year.

o Individual stocks that contributed to performance included oil and gas producer Occidental Petroleum in the energy sector, specialty chemical manufacturer Lyondell Chemical (no longer a Fund holding) in materials and tobacco manufacturer Altria Group in consumer staples.

o Individual stocks that detracted from performance during the fiscal year were student loan provider SLM in financials, health benefits supplier WellPoint in health care and financial services conglomerate Citigroup in financials.

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the Old Mutual Barrow Hanley Value Fund's (the "Fund") Class Z shares decreased by (11.49)%, trailing the (5.08)% loss of its benchmark, the S&P 500 Index. Performance for all share classes can be found on page 24.

Q.   What investment environment did the Fund face during the past year?

A. The U.S. entered a contractionary credit environment during the period. Lenders had to disclose exposure to subprime assets with little or no liquidity. Financial institutions raised additional equity capital to offset exposure to declining asset values and "right-size" balance sheets, a painful process due to a general lack of available credit. During the period, the liquidity of government obligations was highly desirable, thereby increasing risk premiums (the reward for holding a risky investment rather than a less risky one).

     This environment of increasing risk premiums was a difficult period for value-oriented investments. "Value" companies are usually unpopular investments in the midst of an economic turnaround, because they frequently have lower returns on equity and higher leverage than the average company. These (value) companies are often in industries experiencing pricing pressures and can be subject to short-selling in an economic environment that pervaded most of the fiscal year ended March 31, 2008.

Q.   Which market factors influenced the Fund's relative performance?

A. The Fund's performance during the fiscal year was determined, in large part, by its overweight and poor stock selection in the financials sector. Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") notes that in many cases, the extent of companies' exposure to subprime mortgage loans was not disclosed and often disguised as high-quality liquid bonds on the companies' books.

Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, stock selection in materials and telecommunications services positively impacted the Fund's relative performance during the period as did an underweight to the lagging consumer discretionary sector. Stock selection and an overweight in the hard-hit financials sector, stock selection in health care and an underweight in the strong performing energy sector detracted from the Fund's relative performance during the fiscal year.

     Individual stocks that contributed to performance included oil and gas producer Occidental Petroleum in the energy sector, specialty chemical manufacturer Lyondell Chemical (no longer a Fund holding) due to being bought out by a private company (Access Industries Holdings LLC) in the materials sector and tobacco manufacturer Altria Group in the consumer staples sector. Occidental Petroleum benefited from rising oil prices and overall strength in the energy market, Lyondell Chemical's stock soared because the company was acquired and Altria Group's stock price benefited from a decrease in the company's legal issues. On the other side of the equation, stocks such as student loan provider SLM in financials, health benefits supplier WellPoint in health care and financial services conglomerate Citigroup in financials detracted from the Fund's performance during the fiscal year. SLM was hurt by liquidity issues, WellPoint suffered due to poor pricing and Citigroup was negatively impacted because of its subprime loan portfolio.


Barrow Hanley Value Fund

Top Ten Holdings
as of March 31, 2008

Occidental Petroleum                 5.3%
--------------------------------------------
Imperial Tobacco Group ADR           4.5%
--------------------------------------------
Verizon Communications               3.7%
--------------------------------------------
AT&T                                 3.4%
--------------------------------------------
Pfizer                               3.4%
--------------------------------------------
Honeywell International              3.2%
--------------------------------------------
Entergy                              3.2%
--------------------------------------------
Bank of America                      3.1%
--------------------------------------------
Illinois Tool Works                  3.1%
--------------------------------------------
Wyeth                                2.8%
--------------------------------------------
As a % of Total
Fund Investments                    35.7%
--------------------------------------------


Q.   What is the investment outlook for the large-cap value equity market?

A. Barrow Hanley believes returns over the next six months will be determined for better or worse by oil prices, corporate earnings, credit markets and inflation. While the general direction of these variables may seem predestined at any one point in time, surprises could change the outlook quite drastically. Political events appear to be less important than in most election years as the economic outlook is less likely to be influenced by Washington, in Barrow Hanley's view.

     While the Fund's financial holdings have been detrimental to returns over the period, a significant portfolio shift in that area would lock-in underperformance. Barrow Hanley continues to hold many stocks in this sector believing these stocks have a strong potential to bounce back as their value is realized. Portfolio stability is being maintained by holdings in the electric utilities, telecommunications, defense and consumer non-durables areas.


                                                        Barrow Hanley Value Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Annualized      Annualized      Annualized
                                                       Inception        One Year        3 Year          5 Year         Inception
                                                         Date            Return         Return          Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                                               09/10/98         (11.49)%        1.85%           8.72%            8.99%
Class A with load                                      07/31/03         (16.79)%       (0.36)%           n/a             3.59%
Class A without load                                   07/31/03         (11.68)%        1.61%            n/a             4.92%
Class C with load                                      07/31/03         (13.13)%        0.78%            n/a             4.10%
Class C without load                                   07/31/03         (12.38)%        0.78%            n/a             4.10%
Institutional Class                                    12/20/06 (1)     (11.57)%         n/a             n/a            (8.04)%
S&P 500 Index                                          09/10/98          (5.08)%        5.85%          11.32%            4.59%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Data prior to December 14, 2001 includes performance of a predecessor fund, whose inception date was September 10, 1998. The predecessor fund had investment goals, strategies and policies that were substantially similar to the Fund.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by a sub-advisor different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.43% and 1.10%; 1.79% and 1.35%; 2.56% and 2.10%; and 0.92% and
0.90%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                   Old Mutual
                   Barrow Hanley
                   Value Fund,
                   Class Z         S&P 500 Index
      9/10/98        10,000          10,000
         3/99        10,946          12,734
         3/00        10,571          15,019
         3/01        16,273          11,763
         3/02        19,661          11,791
         3/03        14,603           8,872
         3/04        19,688          11,987
         3/05        20,994          12,790
         3/06        21,979          14,290
         3/07        25,063          15,980
         3/08        22,116          15,169


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of September 10, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Financials                        15.8%
Consumer Staples                  13.9%
Health Care                       12.5%
Cash Equivalents                  11.1%
Energy                            10.6%
Industrials                       10.6%
Utilities                          7.3%
Telecommunication Services         7.1%
Consumer Discretionary             6.3%
Information Technology             4.8%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 88.8%
Aerospace/Defense - 2.1%
Northrop Grumman                              38,000    $      2,957
                                                        -------------

Total Aerospace/Defense                                        2,957
---------------------------------------------------------------------

Beverages-Wine/Spirits - 2.5%
Diageo, ADR                                   44,700           3,635
                                                        -------------

Total Beverages-Wine/Spirits                                   3,635
---------------------------------------------------------------------

Computers - 3.6%
Hewlett-Packard                               49,700           2,269
International Business Machines               24,600           2,832
                                                        _____________

Total Computers                                                5,101
_____________________________________________________________________

Cruise Lines - 2.6%
Carnival                                      90,705           3,672
                                                        _____________

Total Cruise Lines                                             3,672
_____________________________________________________________________

Diversified Manufacturing Operations - 6.9%
General Electric                              21,300             788
Honeywell International                       82,038           4,629
Illinois Tool Works                           92,193           4,446
                                                        _____________

Total Diversified Manufacturing Operations                     9,863
_____________________________________________________________________

Electric Products-Miscellaneous - 0.8%
Emerson Electric                              21,277           1,095
                                                        _____________

Total Electric Products-Miscellaneous                          1,095
_____________________________________________________________________

Electric-Integrated - 7.3%
Dominion Resources                            62,940           2,570
Duke Energy                                  186,980           3,338
Entergy                                       42,228           4,606
                                                        _____________

Total Electric-Integrated                                     10,514
_____________________________________________________________________

Finance-Consumer Loans - 1.0%
SLM *                                         97,692           1,500
                                                        _____________

Total Finance-Consumer Loans                                   1,500
_____________________________________________________________________

Finance-Credit Card - 2.0%
American Express                              66,855           2,923
                                                        -------------

Total Finance-Credit Card                                      2,923
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 3.3%
Citigroup                                    103,280           2,212
JPMorgan Chase                                15,860             681
Merrill Lynch                                 43,900           1,788
                                                        -------------

Total Finance-Investment Banker/Broker                         4,681
---------------------------------------------------------------------

Finance-Mortgage Loan/Banker - 1.2%
Freddie Mac                                   65,300           1,653
                                                        -------------

Total Finance-Mortgage Loan/Banker                             1,653
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 2.2%
Kraft Foods, Cl A                            100,240    $      3,108
                                                        _____________

Total Food-Miscellaneous/Diversified                           3,108
_____________________________________________________________________

Hotels & Motels - 0.9%
Wyndham Worldwide                             63,400           1,311
                                                        _____________

Total Hotels & Motels                                          1,311
_____________________________________________________________________

Medical Labs & Testing Services - 0.7%
Quest Diagnostics                             23,700           1,073
                                                        _____________

Total Medical Labs & Testing Services                          1,073
---------------------------------------------------------------------

Medical Products - 1.0%
Baxter International                          23,813           1,377
                                                        _____________

Total Medical Products                                         1,377
---------------------------------------------------------------------

Medical-Drugs - 8.8%
Bristol-Myers Squibb                         179,010           3,813
Pfizer                                       229,285           4,799
Wyeth                                         94,542           3,948
                                                        _____________

Total Medical-Drugs                                           12,560
---------------------------------------------------------------------

Medical-HMO - 2.0%
WellPoint*                                    66,406           2,930
                                                        _____________

Total Medical-HMO                                              2,930
---------------------------------------------------------------------

Multi-Line Insurance - 3.7%
Allstate                                      33,392           1,605
American International Group                  77,000           3,330
XL Capital, Cl A                              10,298             304
                                                        _____________

Total Multi-Line Insurance                                     5,239
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 5.2%
Occidental Petroleum                         102,894           7,529
                                                        _____________

Total Oil Companies-Exploration & Production                   7,529
---------------------------------------------------------------------

Oil Companies-Integrated - 1.6%
ConocoPhillips                                24,745           1,886
Murphy Oil                                     4,805             395
                                                        _____________

Total Oil Companies-Integrated                                 2,281

---------------------------------------------------------------------

Pipelines - 3.8%
El Paso                                      130,200           2,167
Spectra Energy                               143,497           3,265
                                                        _____________

Total Pipelines                                                5,432
_____________________________________________________________________

Retail-Building Products - 0.3%
Home Depot                                    15,730             440
                                                        _____________

Total Retail-Building Products                                   440
_____________________________________________________________________

OLD MUTUAL BARROW HANLEY VALUE FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Super-Regional Banks-US - 4.6%
Bank of America                              118,640    $      4,498
Capital One Financial                         23,397           1,152
Wells Fargo                                   31,324             912
                                                        -------------

Total Super-Regional Banks-US                                  6,562
---------------------------------------------------------------------

Telephone-Integrated - 7.1%
AT&T                                         126,642           4,850
Verizon Communications                       147,062           5,360
                                                        -------------

Total Telephone-Integrated                                    10,210
---------------------------------------------------------------------

Tobacco - 9.1%
Altria Group                                  76,931           1,708
Imperial Tobacco Group ADR                    69,921           6,438
Philip Morris International*                  76,931           3,891
UST                                           19,756           1,077
                                                        -------------

Total Tobacco                                                 13,114
---------------------------------------------------------------------

Tools-Hand Held - 2.5%
Stanley Works                                 75,649           3,602
                                                        -------------

Total Tools-Hand Held                                          3,602
---------------------------------------------------------------------

Transport-Rail - 0.8%
Burlington Northern Santa Fe                  13,307           1,227
                                                        -------------

Total Transport-Rail                                           1,227
---------------------------------------------------------------------

Wireless Equipment - 1.2%
Nokia ADR                                     55,286           1,760
                                                        -------------

Total Wireless Equipment                                       1,760
                                                        -------------

Total Common Stock (Cost $128,151)                           127,349
---------------------------------------------------------------------

Money Market Fund - 11.0%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)      15,821,637          15,822

                                                        -------------

Total Money Market Fund (Cost $15,822)                        15,822
---------------------------------------------------------------------

Total Investments - 99.8% (Cost $143,973)                    143,171
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.2%                         266
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $    143,437
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Columbus Circle Investors


Performance Highlights

o For the one-year period ended March 31, 2008, the Old Mutual Columbus Circle Technology and Communications Fund outperformed its benchmark, the NYSE Arca Tech 100 Index. The Fund's Class Z shares posted a 7.99% return versus a negative (4.26)% return for the benchmark.

o Exposure to the digital consumer, internet/video and alternative energy themes aided performance during the period.

o Stocks that contributed to the Fund's performance during the period included First Solar, Apple and Intuitive Surgical.

o Intel (no longer a Fund holding), Akamai Technologies and Broadcom (no longer a Fund holding) detracted from the Fund's gains.

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the Old Mutual Columbus Circle Technology and Communications Fund (the "Fund") outperformed its benchmark, the NYSE Arca Tech 100 Index. The Fund's Class Z shares posted a 7.99% return versus a negative (4.26)% return for the benchmark. Performance for all share classes can be found on page 29.

Q.   What investment environment did the Fund face during the past year?

A. Strong global growth offset weakness in U.S. housing and consumer-oriented sectors. Technology spending remained healthy until late in the period due to solid gross domestic product growth, record corporate margins and bandwidth constraints which surfaced due to explosive use of video over the internet. However, the effects of a weak housing market impacted corporate and consumer technology spending during the first quarter of 2008.

Q.   Which market factors influenced the Fund's relative performance?

A. Exposure to the digital consumer, internet/video and alternative energy themes aided performance during the period primarily because they have secular drivers allowing companies with exposure to them to grow faster than the economy and average technology company.

Q.   How did portfolio composition affect Fund performance?

A. The Fund's concentrated nature makes it best to discuss performance in terms of individual holdings rather than sector themes. Stocks that contributed to the Fund's performance during the period included First Solar, Apple and Intuitive Surgical. On the other side of the equation Intel (no longer a Fund holding), Akamai Technologies and Broadcom (no longer a Fund holding) detracted from the Fund's gains.

     First Solar, a low cost designer and manufacturer of thin-film solar modules, significantly exceeded expectations on higher throughput per production line and better than expected cell efficiency gains. In addition to solid operating results, the company announced an agreement to supply two new international customers with a total of one billion dollars worth of solar modules, further validating the strengthening demand for First Solar's low cost product in a tight solar market. To meet this increased demand the company announced four additional manufacturing lines expected to come online in 2009, which was ahead of expectations.

     Personal computer manufacturer Apple significantly beat third-quarter earnings expectations due to increasing margins and better than expected MAC and iPod sales. Margin upside was driven by revenue upside and better semiconductor memory pricing. In addition, the company launched the iPhone in Europe, the iTouch (a Wifi iPod) and Leopard, Apple's new operating system.

     Intuitive Surgical, a medical device company focusing on robotic surgery, benefited from robust demand for the company's robotic surgery system called Da Vinci. Clinical advantages of robotic surgery systems compared to conventional surgery are gaining traction with leaders in a variety of medical disciplines including urology, gynecology, gastroenterology and cardiology. Columbus Circle Investors ("Columbus Circle") believes product upgrades and additional clinical data releases should continue to drive sales going forward.



                                                  Columbus Circle Technology and
                                                             Communications Fund

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS FUND - continued
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Columbus Circle Investors


Top Ten Holdings
as of March 31, 2008

Apple                          5.1%
--------------------------------------
Microsoft                      4.5%
--------------------------------------
Qualcomm                       4.3%
--------------------------------------
Oracle                         4.2%
--------------------------------------
International Business
Machines                       4.0%
--------------------------------------
AT&T                           4.0%
--------------------------------------
Applied Materials              3.6%
--------------------------------------
Nokia ADR                      3.5%
--------------------------------------
Genentech                      3.4%
--------------------------------------
Genzyme                        3.2%
--------------------------------------
As a % of Total
Fund Investments              39.8%
--------------------------------------


     Intel, the world's leading computer semiconductor company, met revenues for the fourth quarter, but margins were below expectations due to weaker NAND pricing. Columbus Circle exited the position because margins were weaker and they were moving away from companies with corporate IT exposure.

     Akamai Technologies is a leading provider of content and application delivery technology, which speeds up internet performance for corporations. Though end demand remains robust due to the increasing use of video over the internet, the stock fell after second-quarter results failed to exceed expectations due to increased pricing pressures from the competition.

     Broadcom, a leading communications semiconductor company, met expectations for the third quarter, but lowered guidance for the fourth quarter and 2008 due to increased operating expenses. The increased expenses are due to the company's entry into the wireless handset business. Columbus Circle exited the position due to the fact that Broadcom will not see significant wireless handset revenue until 2009, but will have to take on increased expenses during 2008.

Q.   What is the investment outlook for the technology market?

A. With economic growth slowing, lending standards tightening and a weaker consumer, technology companies exposed to the consumer and corporate areas will likely experience a negative impact on fundamentals in Columbus Circle's view. The sub-advisor has thus reduced the Fund's exposure to companies selling to the consumer and the corporate enterprise. Columbus Circle continues to focus on themes with dynamic secular trends and on companies positioned to benefit from the fiscal stimuli that are expected to have an impact in the latter half of 2008. The emerging themes Columbus Circle remains focused on are video streaming and downloading, internet advertising, next-generation carrier data spending (voice over IP, 3G, bandwidth optimization), alternative energy/energy technology and security. Columbus Circle believes that the Fund's portfolio is poised to capitalize on these themes.


Columbus Circle Technology and
Communications Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                        Inception       One Year       3 Year          5 Year          10 Year         Inception
                                          Date          Return         Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                                09/29/95         7.99%         10.91%          14.19%          (1.03)%            5.10%
Class A with load                       09/30/03         1.52%          8.46%            n/a             n/a              7.14%
Class A without load                    09/30/03         7.68%         10.61%            n/a             n/a              8.55%
Class C with load                       09/30/03         6.02%          9.84%            n/a             n/a              7.77%
Class C without load                    09/30/03         7.02%          9.84%            n/a             n/a              7.77%
Institutional Class                     12/20/06 (1)     8.22%           n/a             n/a             n/a              7.15%
NYSE Arca Tech 100 Index                09/29/95        (4.26)%         5.53%          13.45%           9.62%            12.23%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

* Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisor and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.84% and 1.45%; 8.11% and 1.70%; 6.06% and 2.45%; and 1.04% and
1.04%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Columbus Circle
                Technology and
                Communications        NYSE Arca
                Fund, Class Z         Tech 100 Index
     3/98         10,000                10,000
     3/99         14,533                14,420
     3/00         48,538                33,752
     3/01         12,524                19,259
     3/02          9,402                19,965
     3/03          4,647                13,336
     3/04          6,847                20,934
     3/05          6,612                21,322
     3/06          8,290                25,822
     3/07          8,353                26,174
     3/08          9,027                25,060


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology          70.1%
Health Care                     17.9%
Telecommunication Services       5.8%
Industrials                      2.4%
Cash Equivalents                 2.3%
Consumer Discretionary           1.0%
Energy                           0.5%

OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND
COMMUNICATIONS FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 96.8%
Aerospace/Defense - 1.8%
Lockheed Martin                               28,200    $      2,800
                                                        _____________

Total Aerospace/Defense                                        2,800
---------------------------------------------------------------------

Applications Software - 4.9%
Microsoft                                    245,600           6,970
NetSuite*                                     27,609             595
                                                        _____________

Total Applications Software                                    7,565
---------------------------------------------------------------------

Cable TV - 1.0%
Comcast, Cl A                                 83,700           1,619
                                                        _____________

Total Cable TV                                                 1,619
---------------------------------------------------------------------

Cellular Telecommunications - 1.8%
Vodafone Group ADR                            94,100           2,777
                                                        _____________

Total Cellular Telecommunications                              2,777
---------------------------------------------------------------------

Commercial Services - 0.5%
Alliance Data Systems*                        16,600             789
                                                        _____________

Total Commercial Services                                        789
---------------------------------------------------------------------

Commercial Services-Finance - 2.3%
Bankrate*                                     34,000           1,696
Visa, Cl A*                                   29,676           1,851
                                                        _____________

Total Commercial Services-Finance                              3,547
_____________________________________________________________________

Computer Services - 1.0%
DST Systems*                                  24,400           1,604
                                                        _____________

Total Computer Services                                        1,604
---------------------------------------------------------------------

Computer Software - 1.1%
Omniture* (E)                                 77,121           1,790
                                                        -------------

Total Computer Software                                        1,790
_____________________________________________________________________

Computers - 14.0%
Apple*                                        54,700           7,849
Hewlett-Packard                              102,800           4,694
International Business Machines               53,600           6,172
Research In Motion*                           28,300           3,176
                                                        _____________

Total Computers                                               21,891
_____________________________________________________________________

Computers-Memory Devices - 0.3%
Data Domain*                                  17,400             414
                                                        _____________

Total Computers-Memory Devices                                   414
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Components-Semiconductors - 7.4%
Cavium Networks* (E)                         130,600    $      2,142
Intersil, Cl A                                59,500           1,527
Microchip Technology                          92,000           3,011
NVIDIA*                                      136,300           2,697
Xilinx                                        91,000           2,161
                                                        -------------

Total Electronic Components-Semiconductors                    11,538
_____________________________________________________________________

Electronic Forms - 2.8%
Adobe Systems*                               123,006           4,378
                                                        _____________

Total Electronic Forms                                         4,378
_____________________________________________________________________

Energy-Alternate Sources - 0.5%
First Solar*                                   3,700             855
                                                        _____________

Total Energy-Alternate Sources                                   855
_____________________________________________________________________

Enterprise Software/Services - 4.1%
Oracle*                                      330,300           6,461
                                                        _____________

Total Enterprise Software/Services                             6,461
_____________________________________________________________________

Industrial Audio & Video Products - 1.6%
Dolby Laboratories, Cl A*                     68,500           2,484
                                                        _____________

Total Industrial Audio & Video Products                        2,484
_____________________________________________________________________

Internet Infrastructure Software - 1.7%
Akamai Technologies* (E)                      97,100           2,734
                                                        -------------

Total Internet Infrastructure Software                         2,734
---------------------------------------------------------------------

Internet Security - 3.5%
Blue Coat Systems*                            83,900           1,849
McAfee*                                       66,800           2,210
Vasco Data Security International* (E)       102,800           1,406
                                                        -------------

Total Internet Security                                        5,465
_____________________________________________________________________

Medical Instruments - 3.4%
Intuitive Surgical*                            4,700           1,524
St. Jude Medical*                             87,000           3,758
                                                        -------------

Total Medical Instruments                                      5,282
_____________________________________________________________________

Medical Products - 2.0%
Baxter International                          55,100           3,186
                                                        -------------

Total Medical Products                                         3,186
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 8.2%
Genentech*                                    65,000           5,277
Genzyme*                                      65,700           4,897
Millennium Pharmaceuticals*                  173,600           2,684
                                                        -------------

Total Medical-Biomedical/Genetic                              12,858
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
_____________________________________________________________________

Medical-Generic Drugs - 1.0%
Barr Pharmaceuticals*                         32,600    $      1,575
                                                        _____________

Total Medical-Generic Drugs                                    1,575
---------------------------------------------------------------------

Networking Products - 3.2%
Cisco Systems* (E)                           160,000           3,854
Juniper Networks* (E)                         45,200           1,130
                                                        _____________

Total Networking Products                                      4,984
_____________________________________________________________________

Oil-Field Services - 0.5%
Weatherford International*                    10,000             725
                                                        -------------

Total Oil-Field Services                                         725
_____________________________________________________________________

Printing-Commercial - 1.0%
VistaPrint*                                   42,800           1,496
                                                        _____________

Total Printing-Commercial                                      1,496
_____________________________________________________________________

Semiconductor Components-Integrated Circuits - 0.7%
Marvell Technology Group*                    106,200           1,155
                                                        _____________

Total Semiconductor Components-
     Integrated Circuits                                       1,155
_____________________________________________________________________

Semiconductor Equipment - 4.4%
Applied Materials                            287,600           5,611
Veeco Instruments*                            72,100           1,199
                                                        _____________

Total Semiconductor Equipment                                  6,810
_____________________________________________________________________

Telecommunications Equipment-Fiber Optics - 2.4%
Corning                                      155,500           3,738
                                                        _____________

Total Telecommunications Equipment-Fiber Optics                3,738
---------------------------------------------------------------------

Telephone-Integrated - 3.9%
AT&T                                         160,600           6,151
                                                        -------------

Total Telephone-Integrated                                     6,151
---------------------------------------------------------------------

Therapeutics - 2.1%
BioMarin Pharmaceuticals*                     14,500             513
Gilead Sciences*                              55,000           2,834
                                                        _____________

Total Therapeutics                                             3,347
---------------------------------------------------------------------

Transactional Software - 2.3%
Synchronoss Technologies*                     84,580           1,694
Yucheng Technologies*                        114,002           1,887
                                                        -------------

Total Transactional Software                                   3,581
---------------------------------------------------------------------

Web Portals/ISP - 2.7%
Google, Cl A* (E)                              9,700           4,273
                                                        -------------

Total Web Portals/ISP                                          4,273
---------------------------------------------------------------------



---------------------------------------------------------------------
                                           Shares/
Description                               Contracts     Value (000)
---------------------------------------------------------------------

Wireless Equipment - 7.7%
Nokia ADR (E)                                169,000    $      5,379
Qualcomm                                     161,600           6,626
                                                        _____________

Total Wireless Equipment                                      12,005
_____________________________________________________________________

X-Ray Equipment - 1.0%
Hologic*                                      28,300           1,574
                                                        -------------

Total X-Ray Equipment                                          1,574
                                                        -------------

Total Common Stock (Cost $131,001)                           151,451
---------------------------------------------------------------------

Money Market Fund - 2.3%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       3,550,775           3,551
                                                        _____________

Total Money Market Fund (Cost $3,551)                          3,551
---------------------------------------------------------------------

Total Investments - 99.1% (Cost $134,552)                    155,002
---------------------------------------------------------------------

Written Options - (1.4)%
Juniper Networks, July 2008, 100 Call,
     Strike Price: $25.00*                      (452)           (116)
Omniture, September 2008, 100 Call,
     Strike Price: $25.00*                      (771)           (278)
Akamai Technologies,
     January 2009, 100 Call,
     Strike Price: $35.00*                      (971)           (350)
Google, Cl A, January 2009, 100 Call,
     Strike Price: $500.00*                      (97)           (389)
Vasco Data Security International,
     September 2008, 100 Call,
     Strike Price: $15.00*                    (1,026)           (226)
Cavium Networks,
     September 2008, 100 Call,
     Strike Price: $22.50*                      (191)            (19)
Nokia ADR, January 2009, 100 Call,
     Strike Price: $35.00*                      (988)           (316)
Cisco Systems, January 2009, 100 Call,
     Strike Price: $25.00*                    (1,600)           (450)
                                                        -------------

Total Written Options (Premiums received $2,168)              (2,144)
_____________________________________________________________________

Other Assets and Liabilities, Net - 2.3%                       3,498
_____________________________________________________________________

Total Net Assets - 100.0%                               $    156,356
_____________________________________________________________________


The accompanying notes are an integral part of the financial statements.


For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL DEVELOPING GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors:  Ashfield Capital Partners,  LLC and Copper Rock Capital Partners,
LLC


Performance Highlights

o During the annual period ended March 31, 2008, the Fund's Class Z shares declined by (8.87)%, outperforming the (8.94)% loss of its benchmark, the Russell 2000(R) Growth Index.

o Stock selection in the consumer discretionary and financials sectors contributed positively to relative performance during the period as did an underweight relative the benchmark in industrials.

o Poor stock selection in health care and underweights in materials and energy detracted from the Fund's performance relative to the Index.

o Among the individual stocks that positively contributed to the Fund's performance were business services consulting firm FTI Consulting, online travel provider Priceline.com and post-secondary education services supplier Capella Education.

o Santarus (no longer a Fund holding), a specialty pharmaceutical company; Orbcomm (no longer a Fund holding), a satellite-based data communication company; and GSI Commerce (no longer a Fund holding), a marketing service provider, were among the most significant detractors to the Fund's performance during the fiscal year.

On October 29, 2007, shareholders of Old Mutual Developing Growth Fund (the "Fund") approved an investment advisory agreement which resulted in Ashfield Capital Partners, LLC ("Ashfield") becoming an additional sub-advisor to the Fund. Ashfield commenced portfolio management duties on November 12, 2007. Effective November 19, 2007, the Old Mutual Emerging Growth Fund changed its name to the Old Mutual Developing Growth Fund.

Q.   How did the Fund perform relative to its benchmark?

A. During the one-year period ended March 31, 2008, the Fund's Class Z shares declined by (8.87)%, relatively outperforming the (8.94)% loss of its benchmark, the Russell 2000(R) Growth Index (the "Index"). Performance for all share classes can be found on page 34.

Q.   What investment environment did the Fund face during the past year?

A. Although growth stocks outperformed value stocks during the period, the winds changed quickly in the first quarter of 2008 and growth became unpopular with investors. In addition to this rapid change in sentiment, there was significant volatility in the markets that had begun brewing in November of 2007 and peaked during the first quarter of 2008 as the economy appeared to come to a grinding halt. The mortgage crisis that had emerged in July and August of 2007, but fizzled through the remainder of the year, reignited in tandem with further weakening in the housing market, signs of stagflation and ever rising oil prices.

Q.   Which market factors influenced the Fund's relative performance?

A. Market volatility led to what appeared to be irrational selling and the dislocation between stocks and their fundamentals. Even high quality stocks without visible, fundamental issues declined, impacting active small-cap growth managers.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection in the consumer discretionary and financials sectors contributed positively to relative performance during the period as did an underweight relative to the benchmark in industrials. Poor stock selection in health care and underweights in materials and energy detracted from the Fund's performance relative to the Index.

     Among the individual stocks that positively contributed to the Fund's performance were business services consulting firm FTI Consulting, online travel provider Priceline.com and post-secondary education services supplier Capella Education. FTI Consulting, an industrials sector holding, benefited from a weak economic environment as the firm offers consulting to assist companies with bankruptcy, restructuring and other litigation services. Consumer discretionary holding Priceline.com performed well due to strong demand for travel abroad and market dominance for hotel bookings, particularly in Europe. Capella Education, a financials holding, demonstrated robust revenue throughout the period due to strong demand, new program offerings and specialized programming.

     Santarus (no longer a Fund holding), a specialty pharmaceutical company; Orbcomm (no longer a Fund holding), a satellite-based data communication company; and GSI Commerce (no longer a Fund holding), a marketing service provider, were among the most significant detractors to the Fund's performance during the fiscal year. Health care sector holding Santarus was hurt by a lawsuit against the company's top-selling drug. Additionally, the company is finding it increasingly difficult to compete against larger pharmaceutical companies in the market. Orbcomm, a telecommunications services holding, reported a second-quarter loss and reduced 2007 revenue guidance causing the company's stock price to decline. Information technology stock GSI Commerce missed estimates when it announced that its fourth-quarter 2007 profits were squeezed due to higher sales, marketing and product development costs.


Developing Growth Fund

Q.   What is the investment outlook for the small-cap growth market?

A. Ashfield believes equities may be poised for a comeback in the second quarter of 2008 and that they may outperform other asset classes over the remainder of the year. With recessionary concerns on consumers' minds, the near-term outlook continues to be volatile, but Ashfield believes the bottom may be near, if not behind us already. Small-cap stocks continue to be a company-by-company story rather than being driven by broader themes.

     Given the current economic environment, Copper Rock Capital Partners, LLC ("Copper Rock") notes that it does not expect an immediate reversal for holdings damaged by market volatility, but the firm remains confident in its strategy and its ability to manage investments through this turbulent market. Copper Rock continues to review opportunities and invest on a bottom-up, stock-by-stock basis. Within the energy sector, the firm sees opportunities in companies exploring production of natural gas and oil, particularly as commodity prices increase. As volatility creates opportunities to add to holdings that were previously overvalued, Copper Rock is identifying new opportunities across all sectors. Within health care, the firm has begun to avoid traditional pharmaceutical companies that are reliant upon late stage FDA approval as the government body is increasingly rejecting new drugs. Copper Rock continues to focus on medical device/medical product companies that are securing contracts with doctors or hospitals and can continue to gain market share regardless of FDA approval or a waning economy. While the sub-advisor's portion of the Fund's portfolio was notably underweight in traditional retail and restaurants in 2007, Copper Rock has recently added to positions in high quality retailers who Copper Rock believes can expect to grow square footage in a contracting economy. The sub-advisor believes this group tends to recover quickly in volatile markets. Also within the consumer discretionary sector, Copper Rock continues to like secondary education services companies. While these companies have been battered by the tightening lending environment, they have exhibited improving returns and have reacted favorably to proposed legislation to free up additional student loan funding.



Top Ten Holdings
as of March 31, 2008

Psychiatric Solutions          2.8%
--------------------------------------
Priceline.com                  2.0%
--------------------------------------
Aegean Marine
Petroleum Network              1.7%
--------------------------------------
Lifecell                       1.7%
--------------------------------------
Itron                          1.6%
--------------------------------------
Capella Education              1.6%
--------------------------------------
iShares Russell 2000
Growth Index Fund              1.6%
--------------------------------------
Aeropostale                    1.6%
--------------------------------------
AAR                            1.5%
--------------------------------------
T-3 Energy Services            1.4%
--------------------------------------
As a % of Total
Fund Investments              17.5%
--------------------------------------



                                                          Developing Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                        Inception       One Year       3 Year          5 Year          10 Year         Inception
                                          Date          Return         Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                 06/14/93         (8.87)%        5.03%           12.63%         (4.58)%           4.44%
Class A with load                       09/30/03        (14.23)%        2.75%             n/a            n/a             2.44%
Class A without load                    09/30/03         (9.02)%        4.78%             n/a            n/a             3.79%
Class C with load                       09/30/03        (10.75)%        3.96%             n/a            n/a             2.98%
Class C without load                    09/30/03         (9.85)%        3.96%             n/a            n/a             2.98%
Institutional Class                     12/20/06 (1)     (8.61)%         n/a              n/a            n/a            (3.99)%
Russell 2000(R) Growth Index            06/14/93         (8.94)%        5.74%           14.24%          1.75%            6.21%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to November 12, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these dates may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.57% and 1.30%; 8.19% and 1.55%; 6.89% and 2.30%; and 1.03% and
1.03%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Developing
                Growth Fund,    Russell 2000 (R)
                Class Z         Growth Index
     3/98         10,000          10,000
     3/99          8,009           8,896
     3/00         16,125          14,149
     3/01          6,941           8,516
     3/02          6,189           8,938
     3/03          3,453           6,111
     3/04          5,506           9,971
     3/05          5,402          10,058
     3/06          6,885          12,858
     3/07          6,867          13,059
     3/08          6,258          11,891


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology          23.0%
Health Care                     21.3%
Industrials                     20.9%
Consumer Discretionary          16.5%
Financials                       8.5%
Energy                           6.7%
Cash Equivalents                 1.5%
Materials                        0.9%
Consumer Staples                 0.7%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 96.6%
Aerospace/Defense - 0.8%
Esterline Technologies*                       21,585    $      1,087
                                                        -------------

Total Aerospace/Defense                                        1,087
---------------------------------------------------------------------

Aerospace/Defense-Equipment - 3.3%
AAR*                                          81,013           2,209
B/E Aerospace*                                36,421           1,273
Orbital Sciences*                             49,821           1,201
                                                        _____________

Total Aerospace/Defense-Equipment                              4,683
_____________________________________________________________________

Agricultural Chemicals - 0.3%
Terra Industries*                             11,975             425
                                                        _____________

Total Agricultural Chemicals                                     425
_____________________________________________________________________

Airport Development/Maintenance - 0.7%
Grupo Aeroportuario del Pacific ADR           23,633           1,063
                                                        _____________

Total Airport Development/Maintenance                          1,063
_____________________________________________________________________

Auction House/Art Dealer - 0.2%
Ritchie Bros Auctioneers                       2,850             234
                                                        -------------

Total Auction House/Art Dealer                                   234
---------------------------------------------------------------------

Audio/Video Products - 0.7%
DTS*                                          40,166             964
                                                        _____________

Total Audio/Video Products                                       964
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 0.3%
Amerigon*                                     26,392             391
                                                        -------------

Total Auto/Truck Parts & Equipment-Original                      391
_____________________________________________________________________

Batteries/Battery Systems - 0.7%
Ultralife Batteries*                          83,956             991
                                                        -------------

Total Batteries/Battery Systems                                  991
_____________________________________________________________________

Casino Services - 0.6%
Bally Technologies*                           25,983             892
                                                        -------------

Total Casino Services                                            892
---------------------------------------------------------------------

Chemicals-Specialty - 0.4%
OM Group*                                     11,585             632
                                                        -------------

Total Chemicals-Specialty                                        632
---------------------------------------------------------------------

Coal - 0.4%
Massey Energy                                 16,521             603
                                                        -------------

Total Coal                                                       603
---------------------------------------------------------------------

Commercial Banks-Central US - 0.2%
PrivateBancorp                                10,725             338
                                                        -------------

Total Commercial Banks-Central US                                338
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Commercial Banks-Eastern US - 0.2%
Signature Bank*                               13,330    $        340
                                                        _____________

Total Commercial Banks-Eastern US                                340
_____________________________________________________________________

Commercial Services - 1.7%
ExlService Holdings*                          65,424           1,502
Team*                                         35,498             969
                                                        _____________

Total Commercial Services                                      2,471
---------------------------------------------------------------------

Commercial Services-Finance - 0.6%
Dollar Financial*                             37,848             871
                                                        _____________

Total Commercial Services-Finance                                871
---------------------------------------------------------------------

Computer Software - 0.3%
Double-Take Software*                         38,346             448
                                                        _____________

Total Computer Software                                          448
---------------------------------------------------------------------

Computers-Integrated Systems - 1.3%
Jack Henry & Associates                       26,485             653
Micros Systems*                               32,218           1,084
Riverbed Technology*                           9,809             146
                                                        -------------

Total Computers-Integrated Systems                             1,883
---------------------------------------------------------------------

Consulting Services - 3.2%
Advisory Board*                               18,636           1,024
FTI Consulting*                               19,634           1,395
Huron Consulting Group*                       15,344             638
MAXIMUS                                       32,737           1,202
Navigant Consulting*                          17,000             323
                                                        -------------

Total Consulting Services                                      4,582
---------------------------------------------------------------------

Decision Support Software - 0.7%
SPSS*                                         25,880           1,004
                                                        -------------

Total Decision Support Software                                1,004
---------------------------------------------------------------------

Distribution/Wholesale - 2.0%
Fossil*                                       26,404             806
Scansource*                                   33,245           1,203
United Stationers                             19,361             924
                                                        _____________

Total Distribution/Wholesale                                   2,933
_____________________________________________________________________

Diversified Manufacturing Operations - 0.5%
Barnes Group                                  32,942             756
                                                        _____________

Total Diversified Manufacturing Operations                       756
_____________________________________________________________________

E-Commerce/Services - 2.9%
NetFlix*                                      37,789           1,309
Priceline.com*                                23,288           2,815
                                                        -------------

Total E-Commerce/Services                                      4,124
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Educational Software - 0.5%
Blackboard*                                    8,960    $        299
SkillSoft ADR*                                39,350             412
                                                        _____________

Total Educational Software                                       711
_____________________________________________________________________

Electronic Components-Miscellaneous - 0.8%
Plexus*                                       38,977           1,093
                                                        _____________

Total Electronic Components-Miscellaneous                      1,093
---------------------------------------------------------------------

Electronic Components-Semiconductors - 2.3%
AuthenTec*                                    35,301             351
Cavium Networks*                              19,861             326
Microsemi                                     69,443           1,583
Omnivision Technologies*                      59,330             998
                                                        -------------

Total Electronic Components-Semiconductors                     3,258
---------------------------------------------------------------------

Electronic Design Automation - 1.0%
Comtech Group*                                65,826             710
Magma Design Automation*                      82,897             793
                                                        -------------

Total Electronic Design Automation                             1,503
---------------------------------------------------------------------

Electronic Measuring Instruments - 2.3%
FARO Technologies*                            30,175             941
Itron*                                        26,021           2,348
                                                        _____________

Total Electronic Measuring Instruments                         3,289
_____________________________________________________________________

E-Marketing/Information - 0.2%
Constant Contact*                             16,036             232
                                                        _____________

Total E-Marketing/Information                                    232
_____________________________________________________________________

Energy-Alternate Sources - 0.7%
Canadian Solar*                               44,700             934
                                                        _____________

Total Energy-Alternate Sources                                   934
_____________________________________________________________________

Engineering/R&D Services - 0.9%
Stanley*                                      41,700           1,228
                                                        _____________

Total Engineering/R&D Services                                 1,228
_____________________________________________________________________

Enterprise Software/Services - 2.2%
JDA Software Group*                           51,966             948
Mantech International, Cl A*                  29,770           1,350
Ultimate Software Group*                      29,117             875
                                                        -------------

Total Enterprise Software/Services                             3,173
---------------------------------------------------------------------

E-Services/Consulting - 0.7%
Sapient*                                     136,300             949
                                                        -------------

Total E-Services/Consulting                                      949
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 2.6%
Greenhill                                     16,879    $      1,174
Investment Technology Group*                  33,245           1,535
Knight Capital Group, Cl A*                   62,605           1,017
                                                        -------------

Total Finance-Investment Banker/Broker                         3,726
---------------------------------------------------------------------

Finance-Other Services - 0.8%
FCStone Group*                                18,065             500
GFI Group                                     10,407             596
                                                        _____________

Total Finance-Other Services                                   1,096
_____________________________________________________________________

Footwear & Related Apparel - 1.9%
Deckers Outdoor*                              13,930           1,502
Skechers U.S.A., Cl A*                        57,288           1,158
                                                        -------------

Total Footwear & Related Apparel                               2,660
---------------------------------------------------------------------

Gambling (Non-Hotel) - 0.2%
Pinnacle Entertainment*                       25,267             323
                                                        _____________

Total Gambling (Non-Hotel)                                       323
_____________________________________________________________________

Hazardous Waste Disposal - 0.9%
Clean Harbors*                                18,860           1,226
                                                        _____________

Total Hazardous Waste Disposal                                 1,226
---------------------------------------------------------------------

Instruments-Scientific - 0.5%
Varian*                                       11,865             687
                                                        _____________

Total Instruments-Scientific                                     687
---------------------------------------------------------------------

Insurance Brokers - 0.3%
eHealth*                                      20,384             450
                                                        _____________

Total Insurance Brokers                                          450
---------------------------------------------------------------------

Internet Application Software - 0.5%
Vocus*                                        28,004             739
                                                        _____________

Total Internet Application Software                              739
---------------------------------------------------------------------

Internet Content-Entertainment - 0.6%
Shanda Interactive Entertainment ADR*         30,753             895
                                                        _____________

Total Internet Content-Entertainment                             895
_____________________________________________________________________

Internet Security - 0.6%
Blue Coat Systems*                            37,325             823
                                                        -------------

Total Internet Security                                          823
_____________________________________________________________________

Intimate Apparel - 0.9%
Warnaco Group*                                32,737           1,291
                                                        -------------

Total Intimate Apparel                                         1,291
---------------------------------------------------------------------

Investment Management/Advisory Services - 0.2%
Affiliated Managers Group*                     3,555             323
                                                        -------------

Total Investment Management/Advisory Services                    323
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Lasers-System/Components - 0.9%
II-VI*                                        33,039    $      1,255
                                                        -------------

Total Lasers-System/Components                                 1,255
---------------------------------------------------------------------

Machinery-Construction & Mining - 1.1%
Bucyrus International Cl A                    14,901           1,515
                                                        -------------

Total Machinery-Construction & Mining                          1,515
---------------------------------------------------------------------

Machinery-General Industry - 0.8%
Gardner Denver*                               31,482           1,168
                                                        _____________

Total Machinery-General Industry                               1,168
_____________________________________________________________________

Marine Services - 1.7%
Aegean Marine Petroleum Network               71,048           2,430
                                                        _____________

Total Marine Services                                          2,430
---------------------------------------------------------------------

Medical Instruments - 1.8%
Abaxis*                                       20,632             478
Arthrocare*                                   18,824             628
Conceptus*                                    82,193           1,526
                                                        -------------

Total Medical Instruments                                      2,632
---------------------------------------------------------------------

Medical Labs & Testing Services - 0.9%
Icon ADR*                                     19,229           1,248
                                                        -------------

Total Medical Labs & Testing Services                          1,248
---------------------------------------------------------------------

Medical Laser Systems - 0.7%
Cynosure, Cl A*                               44,344             945
                                                        _____________

Total Medical Laser Systems                                      945
_____________________________________________________________________

Medical Products - 1.4%
Mentor                                        29,462             758
Zoll Medical*                                 45,850           1,219
                                                        -------------

Total Medical Products                                         1,977
_____________________________________________________________________

Medical-Biomedical/Genetic - 3.5%
Alexion Pharmaceuticals*                      11,514             683
Illumina*                                     13,364           1,014
Lifecell*                                     57,292           2,408
Martek Biosciences*                           32,110             982
                                                        -------------

Total Medical-Biomedical/Genetic                               5,087
_____________________________________________________________________

Medical-Drugs - 1.7%
Cubist Pharmaceuticals*                       53,808             991
OSI Pharmaceuticals*                           8,391             314
Sciele Pharma*                                54,932           1,071
                                                        _____________

Total Medical-Drugs                                            2,376
---------------------------------------------------------------------

Medical-Generic Drugs - 0.4%
Perrigo                                       16,965             640
                                                        -------------

Total Medical-Generic Drugs                                      640
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-HMO - 0.6%
AmeriGroup*                                   30,586    $        836
                                                        -------------

Total Medical-HMO                                                836
---------------------------------------------------------------------

Medical-Nursing Homes - 0.5%
Sun Healthcare Group*                         59,839             786
                                                        -------------

Total Medical-Nursing Homes                                      786
---------------------------------------------------------------------

Medical-Outpatient/Home Medical - 1.4%
Amedisys*                                     24,449             962
Gentiva Health Services*                      46,200           1,005
                                                        -------------

Total Medical-Outpatient/Home Medical                          1,967
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.9%
Dynamic Materials                             17,524             757
Ladish*                                       16,135             581
                                                        _____________

Total Metal Processors & Fabricators                           1,338
_____________________________________________________________________

Networking Products - 0.1%
Switch & Data Facilities*                     20,212             206
                                                        -------------

Total Networking Products                                        206
---------------------------------------------------------------------

Oil & Gas Drilling - 0.3%
Patterson-UTI Energy                          17,200             450
                                                        -------------

Total Oil & Gas Drilling                                         450
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 2.1%
Arena Resources*                              14,229             551
ATP Oil & Gas*                                19,233             629
Parallel Petroleum*                           51,907           1,016
Penn Virginia                                  9,640             425
Petroquest Energy*                            24,455             424
                                                        -------------

Total Oil Companies-Exploration & Production                   3,045
_____________________________________________________________________

Oil Field Machinery & Equipment - 2.6%
Dril-Quip*                                     8,090             376
Flotek Industries*                            19,052             278
NATCO Group, Cl A*                            20,050             937
T-3 Energy Services*                          48,668           2,071
                                                        _____________

Total Oil Field Machinery & Equipment                          3,662
_____________________________________________________________________

Oil-Field Services - 0.8%
Hercules Offshore*                            23,340             586
W-H Energy Services*                           7,775             535
                                                        -------------

Total Oil-Field Services                                       1,121
_____________________________________________________________________

Patient Monitoring Equipment - 0.6%
Mindray Medical International ADR             28,605             828
                                                        _____________

Total Patient Monitoring Equipment                               828
_____________________________________________________________________

OLD MUTUAL DEVELOPING GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Physical Practice Management - 0.5%
Pediatrix Medical Group*                       9,824    $        662
                                                        -------------

Total Physical Practice Management                               662
---------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 2.8%
Psychiatric Solutions*                       117,827           3,997
                                                        _____________

Total Physical Therapy/Rehabilitation Centers                  3,997
_____________________________________________________________________

Printing-Commercial - 1.4%
VistaPrint*                                   58,743           2,053
                                                        -------------

Total Printing-Commercial                                      2,053
_____________________________________________________________________

Property/Casualty Insurance - 1.0%
Tower Group                                   54,322           1,367
                                                        -------------

Total Property/Casualty Insurance                              1,367
_____________________________________________________________________

Publishing-Newspapers - 0.5%
Dolan Media*                                  34,349             691
                                                        -------------

Total Publishing-Newspapers                                      691
_____________________________________________________________________

Research & Development - 0.9%
Parexel International*                        51,355           1,340
                                                        _____________

Total Research & Development                                   1,340
_____________________________________________________________________

Respiratory Products - 0.4%
Resmed*                                       15,285             645
                                                        -------------

Total Respiratory Products                                       645
---------------------------------------------------------------------

Retail-Apparel/Shoe - 3.5%
Aeropostale*                                  82,330           2,232
Bebe Stores                                   41,467             446
Charlotte Russe Holding*                      39,095             678
Gymboree*                                     25,221           1,006
J Crew Group*                                 13,445             594
                                                        _____________

Total Retail-Apparel/Shoe                                      4,956
---------------------------------------------------------------------

Retail-Drug Store - 0.7%
Longs Drug Stores                             23,119             982
                                                        _____________

Total Retail-Drug Store                                          982
---------------------------------------------------------------------

Retail-Pawn Shops - 0.9%
Ezcorp, Cl A*                                102,187           1,258
                                                        _____________

Total Retail-Pawn Shops                                        1,258
---------------------------------------------------------------------

Retail-Restaurants - 1.9%
BJ's Restaurants*                             46,338             668
Chipotle Mexican Grill
     Cl A*                                     9,734           1,104
     Cl B*                                        85               8
Red Robin Gourmet Burgers*                    10,690             402
Texas Roadhouse, Cl A*                        61,630             604
                                                        -------------

Total Retail-Restaurants                                       2,786
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Sporting Goods - 0.1%
Hibbett Sports*                               12,668    $        196
                                                        -------------

Total Retail-Sporting Goods                                      196
---------------------------------------------------------------------

Schools - 3.1%
American Public Education*                    16,252             494
Capella Education*                            42,779           2,336
New Oriental Education &
     Technology Group ADR*                    10,043             651
Strayer Education                              6,437             982
                                                        -------------

Total Schools                                                  4,463
---------------------------------------------------------------------

Seismic Data Collection - 0.7%
Dawson Geophysical*                           14,831           1,001
                                                        -------------

Total Seismic Data Collection                                  1,001
---------------------------------------------------------------------

Semiconductor Equipment - 0.9%
Teradyne*                                    106,680           1,325
                                                        -------------

Total Semiconductor Equipment                                  1,325
---------------------------------------------------------------------

Telecommunication Equipment - 1.2%
Comtech Telecommunications*                   22,606             882
Nice Systems ADR*                             31,330             884
                                                        _____________

Total Telecommunication Equipment                              1,766
---------------------------------------------------------------------

Therapeutics - 1.4%
BioMarin Pharmaceuticals*                     14,208             502
United Therapeutics*                          17,291           1,499
                                                        _____________

Total Therapeutics                                             2,001
_____________________________________________________________________

Transactional Software - 0.7%
Innerworkings*                                69,908             981
                                                        _____________

Total Transactional Software                                     981
_____________________________________________________________________

Transport-Services - 0.7%
HUB Group, Cl A*                              32,371           1,065
                                                        _____________

Total Transport-Services                                       1,065
_____________________________________________________________________

Web Hosting/Design - 0.4%
Equinix*                                       8,605             572
                                                        _____________

Total Web Hosting/Design                                         572
_____________________________________________________________________

Web Portals/ISP - 1.6%
Sohu.com*                                     23,427           1,057
Trizetto Group*                               71,401           1,192
                                                        -------------

Total Web Portals/ISP                                          2,249
_____________________________________________________________________

Wire & Cable Products - 1.8%
Belden                                        40,098    $      1,416
General Cable*                                20,875           1,233
                                                        _____________

Total Wire & Cable Products                                    2,649
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Wireless Equipment - 0.7%
Sierra Wireless*                              64,442    $      1,028
                                                        -------------

Total Wireless Equipment                                       1,028
---------------------------------------------------------------------

X-Ray Equipment - 0.4%
Hologic*                                       9,196             511
                                                        -------------

Total X-Ray Equipment                                            511
                                                        -------------

Total Common Stock (Cost $139,176)                           138,380
---------------------------------------------------------------------

Investment Company - 1.6%
Growth-Small Cap - 1.6%
iShares Russell 2000 Growth
     Index Fund                               31,274           2,278
                                                        -------------

Total Growth-Small Cap                                         2,278
                                                        -------------

Total Investment Company (Cost $2,251)                         2,278
---------------------------------------------------------------------

Money Market Fund - 1.5%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       2,196,037           2,196
                                                        -------------

Total Money Market Fund (Cost $2,196)                          2,196
---------------------------------------------------------------------

Total Investments - 99.7% (Cost $143,623)                    142,854
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.3%                         485
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $    143,339
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DISCOVER VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Analytic Investors, LLC (1); Barrow, Hanley, Mewhinney & Strauss, Inc. and Thomson Horstmann & Bryant, Inc.


Performance Highlights

o The Old Mutual Discover Value Fund's Institutional Class shares declined by (5.80)% since the Fund's inception on November 19, 2007 through the fiscal year ended March 31, 2008. The Fund outperformed its benchmark, the Russell 2000(R) Value Index's (7.84)% return during the period.

o Stock selection in the industrials, financials and consumer staples sectors contributed positively to the Fund's performance relative to the Index while stock selection in energy, materials and consumer discretionary sectors detracted from Fund performance.

o Individual stocks that contributed to the Fund's absolute performance included industrials sector holding Olympic Steel, energy stock Cabot Oil & Gas and industrials company Bucyrus International.

o Inverness Medical Innovations, a health care sector company; RF Micro Devices, an information technology holding; and Haynes International, in the materials sector, were among the most significant detractors to the Fund's performance during the period.

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Discover Value Fund's (the "Fund") Institutional Class shares declined by (5.80)% since the Fund's inception on November 19, 2007 through the fiscal year ended March 31, 2008. The Fund outperformed its benchmark, the Russell 2000(R) Value Index's (the "Index") (7.84)% return during the period.

Q.   What investment environment did the Fund face during the past year?

A. During the period the market was characterized by highly divergent trends caused, primarily, by the financial crisis that began with more than 25 subprime lenders filing for bankruptcy. This crisis started to adversely affect equity markets in July of 2007 as it spread from the mortgage market into broader areas of the economy including corporate borrowing, student lending and even municipal finance. Financial companies' losses resulted in significant asset write-downs which, combined with a weakening economy, adversely affected all equity market styles and capitalizations. The end of the period was marked by the near collapse of financial giant Bear Stearns, forcing the Federal Reserve Board ("Fed") to take unprecedented steps to ensure stability in the financial system. Overall, the forces that froze the credit markets also took their toll on U.S. and global equity markets during the period.

Q.   Which market factors influenced the Fund's relative performance?

A. Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") does not overweight or underweight sectors in anticipation of market conditions. Instead, the firm constructs portfolios focused on individual stock values more or less independent of sector or industry conditions. Short-term market challenges, therefore, do not come into play in Barrow Hanley's stock selection. Barrow Hanley looks for small companies whose underlying business value is significantly greater than the market price of the company's stock. In aggregate, the stocks that Barrow Hanley holds in its portion of the Fund's portfolio will possess the following value characteristics: below average price/sales, below average price/earnings (normalized), above average free cash flow yield and above average internal growth and return on capital (again, normalized).

     Thomson Horstmann & Bryant, Inc. ("THB") believes that a contributor to the problems experienced by the markets, in general, and financial stocks, specifically, comes from the concept of mark-to-market ("MTM") accounting. MTM accounting requires financial companies to determine the fair value of the loans they hold on a daily basis. Fair value determination in periods of market dislocations (like the fiscal year ended March 31, 2008) forces companies to record asset values well below their true worth in THB's view. As such, banks became hesitant to make loans since the value of these loans immediately dropped (due to the lack of liquidity in the credit markets) resulting in a write-down of their capital.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection in the industrials, financials and consumer staples sectors contributed positively to the Fund's performance relative to the Index, while stock selection in energy, materials and consumer discretionary detracted from Fund performance.

     Individual stocks that contributed to the Fund's absolute performance included industrials sector holding Olympic Steel, energy stock Cabot Oil & Gas and industrials company Bucyrus International. Steel producer Olympic Steel benefited from strong steel prices while oil exploration and production company Cabot Oil & Gas produced strong performance due to the strong rise in oil and natural gas prices. Bucyrus International, a mining equipment designer and manufacturer also performed well.


Discover Value Fund

     Inverness Medical Innovations, a health care sector company; RF Micro Devices, an information technology holding; and Haynes International, in the materials sector, were among the most significant detractors to the Fund's performance during the period. Inverness Medical Innovations, a consumer and professional medical diagnostic product developer, was hurt when the company reported lower than expected earnings. Radio frequency
     (RF) component and system solutions provider RF Micro Devices' stock price declined as did Haynes International's, a developer of high performance nickel- and cobalt-based alloys.

Q.   What is the investment outlook for the small-cap value market?

A. Independent of sector, market or industry conditions, Barrow Hanley will continue to pursue its objective of identifying small companies whose underlying business value Barrow Hanley believes is significantly greater than the market price of the company's stock. In aggregate, the stocks that Barrow Hanley holds in its portion of the Fund's portfolio will possess the following value characteristics: below average price/sales, below average price/earnings, above average free cash flow yield and above average internal growth and return on capital.

     THB points out that there is tremendous bearish sentiment in the market, which could set the stage for a prolonged rally. There are several market fundamentals in place to make a compelling case that the market should perform better going forward including: attractive stock valuations, accommodative Fed policy and the fact that the declining value of the dollar has made the U.S. a low cost producer of goods and services for the rest of the world.

     As such, in market environments like the period under review, the stock price of high quality companies can uncouple from underlying fundamentals. This can provide excellent opportunities to invest in companies at very attractive valuations. THB remains committed to its bottom-up, qualitative approach to investing and continues to seek high quality companies with positive business momentum at compelling values.


(1) Analytic Investors, LLC was retained as a sub-advisor by Old Mutual Capital, Inc. to provide nondiscretionary investment management services to Barrow, Hanley, Mewhinney & Strauss, Inc. Analytic Investors, LLC does not directly manage any of the Fund's assets and therefore does not contribute to the Fund's management overview.


Top Ten Holdings
as of March 31, 2008

Clarcor                             0.9%
-------------------------------------------
CIRCOR International                0.9%
-------------------------------------------
Greenbrier                          0.9%
-------------------------------------------
Anixter International               0.9%
-------------------------------------------
Intermec                            0.9%
-------------------------------------------
PetroHawk Energy                    0.9%
-------------------------------------------
MB Financial                        0.8%
-------------------------------------------
Chiquita Brands International       0.8%
-------------------------------------------
Provident New York Bancorp          0.8%
-------------------------------------------
Core-Mark Holding                   0.8%
-------------------------------------------
As a % of Total
Fund Investments                    8.6%
-------------------------------------------


                                                             Discover Value Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
---------------------------------------------------------------------
                                                       Cumulative
                                      Inception        Inception
                                         Date           to Date
---------------------------------------------------------------------
Institutional Class                    11/19/07          (5.80)%
Russell 2000(R) Value Index            11/19/07          (7.84)%
---------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the November 19, 2007 prospectus) are 1.37% and 1.17%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Discover
                Value Fund,
                Institutional     Russell 2000 (R)
                Class             Value Index
 11/19/07       10,000              10,000
    03/08        9,420               9,216


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Industrials                     25.0%
Consumer Discretionary          15.3%
Information Technology          15.3%
Financials                       9.8%
Energy                           8.7%
Materials                        8.2%
Consumer Staples                 6.7%
Health Care                      6.3%
Cash Equivalents                 3.1%
Utilities                        1.5%
Telecommunication Services       0.1%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 98.1%
Advanced Materials/Products - 0.8%
Hexcel*                                       13,450    $        257
                                                        -------------

Total Advanced Materials/Products                                257
---------------------------------------------------------------------

Advertising Services - 0.6%
inVentiv Health*                               7,000             202
                                                        -------------

Total Advertising Services                                       202
---------------------------------------------------------------------

Aerospace/Defense - 0.5%
Cubic                                          6,110             174
                                                        -------------

Total Aerospace/Defense                                          174
---------------------------------------------------------------------

Aerospace/Defense-Equipment - 0.7%
B/E Aerospace*                                 6,700             234
                                                        -------------

Total Aerospace/Defense-Equipment                                234
---------------------------------------------------------------------

Agricultural Chemicals - 0.6%
Terra Industries*                              5,550             197
                                                        -------------

Total Agricultural Chemicals                                     197
---------------------------------------------------------------------

Airlines - 1.1%
Airtran Holdings*                              4,710              31
Alaska Air Group*                              6,815             134
Pinnacle Airlines*                             3,860              34
Skywest                                        8,550             181
                                                        -------------

Total Airlines                                                   380
_____________________________________________________________________

Auto/Truck Parts & Equipment-Original - 1.6%
ArvinMeritor                                   6,210              78
Hayes Lemmerz International*                  12,520              35
Noble International                            3,105              19
Superior Industries International             12,450             258
Tenneco*                                       5,245             147
                                                        -------------

Total Auto/Truck Parts & Equipment-Original                      537
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Replacement - 0.0%
Aftermarket Technology*                          800              16
                                                        _____________

Total Auto/Truck Parts & Equipment-Replacement                    16
_____________________________________________________________________

Batteries/Battery Systems - 0.6%
EnerSys*                                       8,900             213
                                                        _____________

Total Batteries/Battery Systems                                  213
---------------------------------------------------------------------

Building & Construction Products-Miscellaneous - 0.5%
Armstrong World Industries*                    3,100             111
NCI Building Systems*                          2,035              49
                                                        _____________

Total Building & Construction-Miscellaneous                      160
---------------------------------------------------------------------

Building Products-Air/Heating - 0.7%
AAON                                          11,950             239
                                                        -------------

Total Building Products-Air/Heating                              239
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Building Products-Cement/Aggregate - 1.0%
Eagle Materials                                4,300    $        153
Texas Industries                               3,300             198
                                                        -------------

Total Building Products-Cement/Aggregate                         351
---------------------------------------------------------------------

Building Products-Doors & Windows - 0.1%
Apogee Enterprises                             3,110              48
                                                        -------------

Total Building Products-Doors & Windows                           48
---------------------------------------------------------------------

Building Products - Wood - 0.2%
Universal Forest Products                      1,770              57
                                                        -------------

Total Building Products - Wood                                    57
---------------------------------------------------------------------

Building-Heavy Construction - 0.2%
Perini*                                        1,710              62
                                                        -------------

Total Building-Heavy Construction                                 62
---------------------------------------------------------------------

Building-Mobile Home/Manufactured Housing - 0.2%
Skyline                                        2,005              56
                                                        -------------

Total Building-Mobile Home/Manufactured Housing                   56
---------------------------------------------------------------------

Capacitors - 0.1%
Kemet*                                        10,915              44
                                                        _____________

Total Capacitors                                                  44
---------------------------------------------------------------------

Cellular Telecommunications - 0.1%
Centennial Communications                      3,500              21
                                                        -------------

Total Cellular Telecommunications                                 21
_____________________________________________________________________

Chemicals-Diversified - 0.4%
Innospec                                       6,740             143
                                                        -------------

Total Chemicals-Diversified                                      143
---------------------------------------------------------------------

Chemicals-Plastics - 0.3%
A. Schulman                                    3,500              72
Spartech                                       3,140              27
                                                        -------------

Total Chemicals-Plastics                                          99
---------------------------------------------------------------------

Chemicals-Specialty - 1.5%
Ferro                                         16,380             243
Stepan                                         6,460             247
                                                        _____________

Total Chemicals-Specialty                                        490
_____________________________________________________________________

Commercial Banks-Central US - 1.7%
First Busey                                    9,650             204
Heartland Financial USA                        4,100              87
MB Financial                                   9,000             277
                                                        -------------

Total Commercial Banks-Central US                                568
_____________________________________________________________________

Commercial Banks-Eastern US - 0.7%
Independent Bank                               4,700             139
National Penn Bancshares                       5,552             101
                                                        -------------

Total Commercial Banks-Eastern US                                240
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Commercial Banks-Western US - 2.1%
AmericanWest Bancorp                           5,450    $         48
Centennial Bank Holdings*                     36,000             226
Glacier Bancorp                                7,000             134
Imperial Capital Bancorp                       4,950             107
Silver State Bancorp*                          6,450              56
Sterling Financial                             7,900             123
                                                        -------------

Total Commercial Banks-Western US                                694
---------------------------------------------------------------------

Commercial Services - 0.6%
Live Nation*                                   3,855              47
Steiner Leisure*                               4,900             162
                                                        _____________

Total Commercial Services                                        209
_____________________________________________________________________

Commercial Services-Finance - 1.0%
Deluxe                                         7,790             150
Dollar Financial*                                800              18
Wright Express*                                5,500             169
                                                        _____________

Total Commercial Services-Finance                                337
---------------------------------------------------------------------

Computer Aided Design - 0.4%
Parametric Technology*                         9,150             146
                                                        _____________

Total Computer Aided Design                                      146
---------------------------------------------------------------------

Computer Services - 0.1%
Ciber*                                         9,010              44
                                                        _____________

Total Computer Services                                           44
---------------------------------------------------------------------

Computers-Memory Devices - 0.8%
Imation                                        4,900             111
Xyratex*                                       9,100             163
                                                        _____________

Total Computers-Memory Devices                                   274
_____________________________________________________________________

Consulting Services - 1.5%
FTI Consulting*                                2,600             185
Huron Consulting Group*                        2,500             104
Watson Wyatt Worldwide, Cl A                   3,900             221
                                                        -------------

Total Consulting Services                                        510
---------------------------------------------------------------------

Consumer Products-Miscellaneous - 1.4%
American Greetings, Cl A                      12,880             239
Helen of Troy*                                 3,500              59
Russ Berrie*                                  11,290             159
                                                        _____________

Total Consumer Products-Miscellaneous                            457
_____________________________________________________________________

Dental Supplies & Equipment - 0.5%
Sirona Dental Systems*                         5,700             154
                                                        _____________

Total Dental Supplies & Equipment                                154
_____________________________________________________________________

Diagnostic Kits - 0.5%
Inverness Medical Innovations*                 5,850             176
                                                        -------------

Total Diagnostic Kits                                            176
---------------------------------------------------------------------



 ---------------------------------------------------------------------
 Description                               Shares        Value (000)
 ---------------------------------------------------------------------

 Distribution/Wholesale - 3.6%
 Brightpoint*                                  23,720    $        198
 Core-Mark Holding*                             9,145             263
 Owens & Minor                                  2,850             112
 Scansource*                                    6,890             249
 United Stationers                              4,705             224
 Watsco                                         3,300             137
                                                         -------------

 Total Distribution/Wholesale                                   1,183
 ---------------------------------------------------------------------

 Diversified Manufacturing Operations - 2.0%
 Acuity Brands                                  5,640             242
 AO Smith                                       3,300             108
 EnPro Industries*                              1,340              42
 Federal Signal                                10,455             146
 Griffon*                                       8,185              70
 Tredegar                                       3,860              70
                                                         -------------

 Total Diversified Manufacturing Operations                       678
 _____________________________________________________________________

 Diversified Operations - 0.1%
 Resource America, Cl A                         2,650              25
                                                         _____________

 Total Diversified Operations                                      25
 _____________________________________________________________________

 Diversified Operations/Commercial Services - 0.1%
 Volt Information Sciences*                     2,350              40
                                                         _____________

 Total Diversified Operations/Commercial Services                  40
 _____________________________________________________________________

 Electric Products-Miscellaneous - 0.3%
 GrafTech International*                        5,460              89
                                                         _____________

 Total Electric Products-Miscellaneous                             89
 _____________________________________________________________________

 Electric-Integrated - 0.7%
 Otter Tail                                     6,400             226
                                                         -------------

 Total Electric-Integrated                                        226
 ---------------------------------------------------------------------

 Electronic Components-Miscellaneous - 1.0%
 Benchmark Electronics*                        13,485             242
 Stoneridge*                                    4,330              58
                                                         -------------

 Total Electronic Components-Miscellaneous                        300
 ---------------------------------------------------------------------

 Electronic Components-Semiconductors - 1.9%
 Amkor Technology*                             17,495             187
 DSP Group*                                    13,230             168
 Microsemi                                      9,100             207
 Omnivision Technologies*                       4,330              73
                                                         -------------

 Total Electronic Components-Semiconductors                       635
 ---------------------------------------------------------------------

 E-Marketing/Information - 0.3%
 Valueclick*                                    6,600             114
                                                         -------------

 Total E-Marketing/Information                                    114
 ---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Engineering/R&D Services - 0.7%
EMCOR Group*                                   9,615    $        214
Michael Baker*                                 1,450              33
                                                        -------------

Total Engineering/R&D Services                                   247
---------------------------------------------------------------------

Engines-Internal Combustion - 0.1%
Briggs & Stratton                              2,730              49
                                                        -------------

Total Engines-Internal Combustion                                 49
---------------------------------------------------------------------

Enterprise Software/Services - 1.6%
Informatica*                                  10,100             172
JDA Software Group*                            7,000             128
SYNNEX*                                       10,550             224
                                                        _____________

Total Enterprise Software/Services                               524
_____________________________________________________________________

Environmental Consulting & Engineering - 0.8%
Tetra Tech*                                   13,200             258
                                                        _____________

Total Environmental Consulting & Engineering                     258
_____________________________________________________________________

E-Services/Consulting - 0.3%
GSI Commerce*                                  8,600             113
                                                        -------------

Total E-Services/Consulting                                      113
---------------------------------------------------------------------

Filtration/Separation Products - 0.9%
Clarcor                                        8,800             313
                                                        -------------

Total Filtration/Separation Products                             313
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 0.5%
KBW*                                           3,000              66
Knight Capital Group, Cl A*                    3,105              50
Stifel Financial*                                800              36
                                                        _____________

Total Finance-Investment Banker/Broker                           152
_____________________________________________________________________

Food-Miscellaneous/Diversified - 1.7%
Chiquita Brands International*                11,670             270
Seaboard                                         150             235
Smart Balance*                                 8,600              68
                                                        _____________

Total Food-Miscellaneous/Diversified                             573
---------------------------------------------------------------------

Food-Retail - 0.8%
Great Atlantic & Pacific Tea*                  8,050             211
Winn-Dixie Stores*                             2,700              48
                                                        _____________

Total Food-Retail                                                259
---------------------------------------------------------------------

Food-Wholesale/Distribution - 2.0%
Fresh Del Monte Produce*                       6,585             240
Nash Finch                                     6,540             222
Performance Food Group*                        6,845             224
                                                        -------------

Total Food-Wholesale/Distribution                                686
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Footwear & Related Apparel - 0.5%
Skechers U.S.A., Cl A*                         6,600    $        133
Steven Madden*                                 2,900              50
                                                        -------------

Total Footwear & Related Apparel                                 183
---------------------------------------------------------------------

Gas-Distribution - 0.4%
South Jersey Industries                        3,500             123
                                                        -------------

Total Gas-Distribution                                           123
---------------------------------------------------------------------

Golf - 0.7%
Callaway Golf                                 15,145             222
                                                        _____________

Total Golf                                                       222
---------------------------------------------------------------------

Hazardous Waste Disposal - 0.5%
EnergySolutions*                               6,900             158
                                                        _____________

Total Hazardous Waste Disposal                                   158
---------------------------------------------------------------------

Home Furnishings - 0.5%
Ethan Allen Interiors                          1,390              40
Furniture Brands International                 7,810              91
Kimball International, Cl B                    4,705              50
                                                        -------------

Total Home Furnishings                                           181
---------------------------------------------------------------------

Hotels & Motels - 0.0%
Gaylord Entertainment*                           400              12
                                                        -------------

Total Hotels & Motels                                             12
---------------------------------------------------------------------

Housewares - 0.2%
Libbey                                         3,855              65
                                                        _____________

Total Housewares                                                  65
---------------------------------------------------------------------

Human Resources - 2.8%
CDI                                            5,830             146
Cross Country Healthcare*                     12,040             149
Kelly Services, Cl A                          12,060             248
Kforce*                                        8,560              76
MPS Group*                                    20,225             239
Spherion*                                      6,600              40
TrueBlue*                                      3,900              52
                                                        _____________

Total Human Resources                                            950
_____________________________________________________________________

Industrial Automation/Robot - 1.0%
Gerber Scientific*                             5,840              52
Intermec*                                     13,400             297
                                                        _____________

Total Industrial Automation/Robot                                349
_____________________________________________________________________

Internet Application Software - 0.4%
Interwoven*                                   12,500             134
                                                        -------------

Total Internet Application Software                              134
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Internet Connective Services - 0.2%
Internap Network Services*                    15,100    $         75
                                                        _____________

Total Internet Connective Services                                75
_____________________________________________________________________

Intimate Apparel - 0.3%
Warnaco Group*                                 2,200              87
                                                        _____________

Total Intimate Apparel                                            87
_____________________________________________________________________

Life/Health Insurance - 0.5%
American Equity Investment Life
     Holding                                  16,900             157
                                                        -------------

Total Life/Health Insurance                                      157
_____________________________________________________________________

Machinery-Construction & Mining - 0.3%
Bucyrus International, Cl A                      900              91
                                                        -------------

Total Machinery-Construction & Mining                             91
_____________________________________________________________________

Machinery-Electrical - 1.2%
Baldor Electric                                6,550             183
Franklin Electric                              6,800             232
                                                        -------------

Total Machinery-Electrical                                       415
_____________________________________________________________________

Machinery-General Industry - 0.4%
Altra Holdings*                               10,400             140
                                                        -------------

Total Machinery-General Industry                                 140
_____________________________________________________________________

Machinery-Material Handling - 0.3%
Columbus McKinnon*                             1,420              44
NACCO Industries, Cl A                           750              61
                                                        -------------

Total Machinery-Material Handling                                105
---------------------------------------------------------------------

Machinery-Pumps - 0.2%
Tecumseh Products, Cl A*                       1,950              60
                                                        -------------

Total Machinery-Pumps                                             60
---------------------------------------------------------------------

Medical Products - 1.7%
Invacare                                       9,220             205
PSS World Medical*                            14,350             239
Vital Signs                                    2,800             142
                                                        _____________

Total Medical Products                                           586
_____________________________________________________________________

Medical Sterilization Product - 0.2%
STERIS                                         2,200              59
                                                        _____________

Total Medical Sterilization Product                               59
_____________________________________________________________________

Medical-Biomedical/Genetic - 0.7%
Integra LifeSciences Holdings*                 5,600             243
                                                        _____________

Total Medical-Biomedical/Genetic                                 243
---------------------------------------------------------------------

Medical-Drugs - 0.0%
KV Pharmaceutical, Cl A*                         500              12
                                                        -------------

Total Medical-Drugs                                               12
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Nursing Homes - 0.4%
Assisted Living Concepts, Cl A*               14,400    $         85
Kindred Healthcare*                            1,950              43
                                                        -------------

Total Medical-Nursing Homes                                      128
---------------------------------------------------------------------

Metal Processors & Fabricators - 3.6%
CIRCOR International                           6,700             310
Haynes International*                          4,500             247
Ladish*                                        5,300             191
Mueller Industries                             8,160             235
Worthington Industries                        13,230             223
                                                        _____________

Total Metal Processors & Fabricators                           1,206
---------------------------------------------------------------------

Metal Products-Distribution - 0.7%
AM Castle                                      8,500             230
                                                        -------------

Total Metal Products-Distribution                                230
---------------------------------------------------------------------

Multimedia - 0.1%
Media General, Cl A                            2,350              33
                                                        -------------

Total Multimedia                                                  33
_____________________________________________________________________

Networking Products - 1.6%
Anixter International*                         4,800             307
Black Box                                      7,630             235
                                                        -------------

Total Networking Products                                        542
---------------------------------------------------------------------

Non-Ferrous Metals - 0.0%
USEC*                                            360               1
                                                        -------------

Total Non-Ferrous Metals                                           1
_____________________________________________________________________

Office Automation & Equipment - 0.4%
IKON Office Solutions                         19,850             151
                                                        -------------

Total Office Automation & Equipment                              151
_____________________________________________________________________

Office Supplies & Forms - 0.1%
Standard Register                              6,230              49
                                                        -------------

Total Office Supplies & Forms                                     49
_____________________________________________________________________

Oil & Gas Drilling - 0.7%
Atlas America                                  3,650             221
                                                        -------------

Total Oil & Gas Drilling                                         221
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 3.0%
Cabot Oil & Gas                                4,200             214
Forest Oil*                                    2,750             135
Goodrich Petroleum*                            5,200             156
PetroHawk Energy*                             14,400             290
Stone Energy*                                  4,330             227
                                                        _____________

Total Oil Companies-Exploration & Production                   1,022
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Companies-Integrated - 0.4%
Delek US Holdings                             11,000    $        139
                                                        -------------

Total Oil Companies-Integrated                                   139
---------------------------------------------------------------------

Oil-Field Services - 4.1%
Cal Dive International*                       10,900             113
Hercules Offshore*                             3,500              88
Matrix Service*                               13,470             231
North American Energy Partners*               14,700             225
Oceaneering International*                     3,800             239
Superior Energy Services*                      6,500             258
Willbros Group*                                7,000             214
                                                        _____________

Total Oil-Field Services                                       1,368
---------------------------------------------------------------------

Paper & Related Products - 1.0%
Buckeye Technologies*                            805               9
Neenah Paper                                     780              20
Rock-Tenn, Cl A                                5,485             164
Schweitzer-Mauduit International               4,360             101
Wausau Paper                                   6,210              51
                                                        -------------

Total Paper & Related Products                                   345
---------------------------------------------------------------------

Poultry - 1.3%
Pilgrim's Pride                                9,280             188
Sanderson Farms                                6,300             239
                                                        _____________

Total Poultry                                                    427
_____________________________________________________________________

Printing-Commercial - 0.4%
Bowne                                          9,700             148
                                                        _____________

Total Printing-Commercial                                        148
_____________________________________________________________________

Private Corrections - 0.6%
Geo Group*                                     7,200             205
                                                        -------------

Total Private Corrections                                        205
---------------------------------------------------------------------

Property/Casualty Insurance - 0.7%
Infinity Property & Casualty                   5,460             227
                                                        -------------

Total Property/Casualty Insurance                                227
---------------------------------------------------------------------

Publishing-Books - 1.0%
Courier                                        4,750             119
Scholastic*                                    6,900             209
                                                        _____________

Total Publishing-Books                                           328
_____________________________________________________________________

Radio - 0.0%
Entercom Communications, Cl A                  1,600              16
                                                        _____________

Total Radio                                                       16
_____________________________________________________________________

Recreational Vehicles - 0.7%
Polaris Industries                             5,900             242
                                                        _____________

Total Recreational Vehicles                                      242
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Rental Auto/Equipment - 0.7%
Rent-A-Center*                                13,770    $        253
                                                        -------------

Total Rental Auto/Equipment                                      253
---------------------------------------------------------------------

Retail-Apparel/Shoe - 1.8%
Aeropostale*                                   4,700             127
AnnTaylor Stores*                              7,300             177
Brown Shoe                                     2,730              41
Charlotte Russe Holding*                       2,410              42
Charming Shoppes*                                385               2
Christopher & Banks                            3,860              39
Collective Brands*                             3,200              39
JOS A Bank Clothiers*                          2,260              46
Pacific Sunwear Of California*                 1,560              20
Stage Stores                                   4,330              70
                                                        -------------

Total Retail-Apparel/Shoe                                        603
_____________________________________________________________________

Retail-Appliances - 0.1%
hhgregg*                                       3,855              43
                                                        _____________

Total Retail-Appliances                                           43
_____________________________________________________________________

Retail-Arts & Crafts - 0.0%
AC Moore Arts & Crafts*                          385               3
                                                        _____________

Total Retail-Arts & Crafts                                         3
---------------------------------------------------------------------

Retail-Auto Parts - 0.1%
PEP Boys-Manny Moe & Jack                      3,480              35
                                                        _____________

Total Retail-Auto Parts                                           35
---------------------------------------------------------------------

Retail-Automobile - 1.0%
Asbury Automotive Group                        2,730              38
Group 1 Automotive                             1,600              38
Sonic Automotive, Cl A                        12,350             254
                                                        -------------

Total Retail-Automobile                                          330
---------------------------------------------------------------------

Retail-Bookstore - 0.0%
Borders Group                                    400               2
                                                        -------------

Total Retail-Bookstore                                             2
---------------------------------------------------------------------

Retail-Computer Equipment - 0.9%
Insight Enterprises*                          13,000             227
PC Connection*                                 9,310              74
Systemax                                         380               5
                                                        -------------

Total Retail-Computer Equipment                                  306
---------------------------------------------------------------------

Retail-Convenience Store - 0.1%
Pantry*                                        1,600              34
                                                        -------------

Total Retail-Convenience Store                                    34
---------------------------------------------------------------------

Retail-Discount - 0.3%
99 Cents Only Stores*                          5,080              50
Fred's, Cl A                                   5,800              59
                                                        _____________

Total Retail-Discount                                            109
---------------------------------------------------------------------

OLD MUTUAL DISCOVER VALUE FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Drug Store - 0.7%
Longs Drug Stores                              5,430    $        231
                                                        -------------

Total Retail-Drug Store                                          231
---------------------------------------------------------------------

Retail-Gardening Products - 0.4%
Tractor Supply*                                3,700             146
                                                        _____________

Total Retail-Gardening Products                                  146
_____________________________________________________________________

Retail-Hair Salons - 0.7%
Regis                                          8,665             238
                                                        _____________

Total Retail-Hair Salons                                         238
_____________________________________________________________________

Retail-Home Furnishings - 0.0%
Haverty Furniture Cos                            390               4
                                                        _____________

Total Retail-Home Furnishings                                      4
_____________________________________________________________________

Retail-Jewelry - 0.6%
Movado Group                                   6,550             128
Zale*                                          3,070              61
                                                        _____________

Total Retail-Jewelry                                             189
---------------------------------------------------------------------

Retail-Leisure Products - 0.1%
West Marine*                                   5,080              35
                                                        _____________

Total Retail-Leisure Products                                     35
_____________________________________________________________________

Retail-Petroleum Products - 0.7%
World Fuel Services                            8,550             240
                                                        _____________

Total Retail-Petroleum Products                                  240
---------------------------------------------------------------------

Retail-Restaurants - 0.8%
Landry's Restaurants                           2,730              44
O'Charleys                                     4,705              54
Panera Bread, Cl A*                            2,400             101
PF Chang's China Bistro*                       2,900              82
                                                        -------------

Total Retail-Restaurants                                         281
---------------------------------------------------------------------

Retail-Sporting Goods - 0.0%
Big 5 Sporting Goods                             350               3
                                                        -------------

Total Retail-Sporting Goods                                        3
---------------------------------------------------------------------

Retirement/Aged Care - 0.4%
Emeritus*                                      6,600             138
                                                        -------------

Total Retirement/Aged Care                                       138
---------------------------------------------------------------------

Rubber/Plastic Products - 0.2%
Myers Industries                               4,330              57
                                                        -------------

Total Rubber/Plastic Products                                     57
---------------------------------------------------------------------

Rubber-Tires - 0.1%
Cooper Tire & Rubber                           2,355              35
                                                        -------------

Total Rubber-Tires                                                35
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

S&L/Thrifts-Central US - 0.2%
Franklin Bank*                                24,500    $         74
                                                        -------------

Total S&L/Thrifts-Central US                                      74
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - 2.9%
Brookline Bancorp                              7,950              91
Clifton Savings Bancorp                        8,550              86
Dime Community Bancshares                     13,000             227
Flushing Financial                             9,350             164
NewAlliance Bancshares                        11,250             138
Provident New York Bancorp                    19,750             267
                                                        _____________

Total S&L/Thrifts-Eastern US                                     973
---------------------------------------------------------------------

S&L/Thrifts-Southern US - 0.1%
BankUnited Financial, Cl A                     9,450              47
                                                        _____________

Total S&L/Thrifts-Southern US                                     47
---------------------------------------------------------------------

S&L/Thrifts-Western US - 0.5%
PFF Bancorp                                    9,150              76
Provident Financial Holdings I                 5,550              89
                                                        _____________

Total S&L/Thrifts-Western US                                     165
---------------------------------------------------------------------


Semiconductor Components-Integrated Circuits - 1.0%

Cirrus Logic*                                 30,600             206
Cypress Semiconductor*                         5,300             125
                                                        -------------

Total Semiconductor Components-Integrated Circuits               331
---------------------------------------------------------------------

Steel-Producers - 0.9%
Olympic Steel                                  3,930             177
Schnitzer Steel Industries, Cl A               1,820             129
                                                        _____________

Total Steel-Producers                                            306
_____________________________________________________________________

Steel-Specialty - 0.3%
Universal Stainless & Alloy*                   3,600             107
                                                        _____________

Total Steel-Specialty                                            107
_____________________________________________________________________

Telecommunications Equipment - 0.5%
Comtech Telecommunications*                    4,500             176
                                                        _____________

Total Telecommunications Equipment                               176
_____________________________________________________________________

Transport-Equipment & Leasing - 1.0%
Amerco*                                          690              39
Greenbrier                                    11,600             308
                                                        -------------

Total Transport-Equipment & Leasing                              347
---------------------------------------------------------------------

Transport-Services - 0.1%
Pacer International                            2,820              46
                                                        -------------

Total Transport-Services                                          46
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Transport-Truck - 1.3%
Arkansas Best                                  4,120    $        131
Forward Air                                    4,550             161
Landstar System                                2,900             151
                                                        -------------

Total Transport-Truck                                            443
---------------------------------------------------------------------

Vitamins & Nutrition Products - 0.3%
NBTY*                                          2,900             87
                                                        -------------

Total Vitamins & Nutrition Products                              87
---------------------------------------------------------------------

Water - 0.5%
Consolidated Water                             6,950             153
                                                        -------------

Total Water                                                      153
---------------------------------------------------------------------

Web Portals/ISP - 1.9%
Earthlink*                                    29,130             220
Trizetto Group*                               11,900             199
United Online                                 21,400             226
                                                        -------------

Total Web Portals/ISP                                            645
---------------------------------------------------------------------

Wire & Cable Products - 0.6%
Superior Essex*                                6,855             193
                                                        -------------

Total Wire & Cable Products                                      193
---------------------------------------------------------------------

Wireless Equipment - 0.0%
RF Micro Devices*                                400               1
                                                        -------------

Total Wireless Equipment                                           1
                                                        -------------

Total Common Stock (Cost $34,169)                             33,097
---------------------------------------------------------------------

Money Market Fund - 3.1%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       1,057,679           1,058
                                                        -------------

Total Money Market Fund (Cost $1,058)                          1,058
---------------------------------------------------------------------

Total Investments - 101.2% (Cost $35,227)                     34,155
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (1.2%)                      (401)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $     33,754
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL FOCUSED FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.


Performance Highlights

o For the one-year period ended March 31, 2008, the Old Mutual Focused Fund outperformed its benchmark. The Fund's Class Z shares posted a (3.21)% loss versus a (5.08)% loss for the S&P 500 Index.

o From a sector perspective, financials, industrials and materials contributed positively to the Fund's performance during the period, while information technology, energy and consumer staples detracted from the Fund's gains.

o Stocks such as Sterlite Industries ADR, General Electric and Berkshire Hathaway (no longer a Fund holding) contributed positively to performance.

o Among the stocks that detracted most from performance were Maxim Integrated Products, American International Group and Comcast.

Q.   How did the Fund perform relative to its benchmarks?

A. For the one-year period ended March 31, 2008, the Old Mutual Focused Fund's (the "Fund") Class Z shares posted a (3.21)% loss, outperforming its benchmark, the S&P 500 Index, which posted a (5.08)% loss. Performance for all share classes can be found on page 52.

Q.   What investment environment did the Fund face during the past year?

A. Several themes emerged during the period, but two seemed to dominate market sentiment. First, the continued strength of gross domestic product growth in emerging market countries led to continued strong interest from market participants. Market segments associated with emerging-market strength (basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings) saw steadfast interest throughout the period, leading to outperformance of momentum-oriented strategies. Second, the housing market downturn and dislocation in the mortgage market caused a sharp increase in volatility in the latter half of 2007 and into 2008. Recognition of trouble in the mortgage market was followed by a general decreased willingness for market participants to adequately price a wide range of previously liquid financial instruments (for example, commercial paper and asset-backed securities), leading to a credit crunch that severely disrupted all markets. A series of interventions by the Federal Reserve Board starting in mid-September, while not completely stabilizing credit markets, helped calm nerves temporarily. But as the period came to an end, credit, housing and liquidity once again took center stage as a number of large financial institutions saw dramatic write-downs in the value of their portfolio assets, and market confidence in even the largest and most diversified financial institutions was severely shaken. By the end of the period, market participants seemed to believe that the credit and housing turmoil of 2007 would lead to an overall economic slowdown in 2008. Overall, growth stock indexes dramatically outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers.

Q.   Which market factors influenced the Fund's relative performance?

A. Though stock-specific factors, rather than macroeconomic themes, generally account for the Fund's relative results, a few more generalized factors drove some performance divergence during the year. Stock price momentum was an overwhelming driver of performance. Although Liberty Ridge Capital, Inc. ("Liberty Ridge") analyzes near-term dynamics as part of the firm's investment process, the Fund was somewhat underexposed to segments that were most rewarded by momentum this year, specifically companies with highly cyclical earnings streams coupled with emerging markets exposure. Conversely, the Fund largely avoided exposure to companies directly exposed to the faltering housing and credit markets.

Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, stock selection in financials and industrials contributed positively to the Fund's performance during the period as did an overweight in the materials sector. On the other side of the equation, stock selection in information technology, and underweights in energy and consumer staples detracted from the Fund's gains. Within the industrials sector, stocks such as Sterlite Industries ADR and General Electric contributed positively to performance. Sterlite Industries ADR, an Indian mining company, was undervalued relative to its peers with direct Indian infrastructure development exposure at its initial public offering. Conglomerate General Electric benefited from solid operational performance, continued share buybacks and divestitures of lower growth segments. In the financials sector, Berkshire Hathaway (no longer a Fund holding), an insurance-based conglomerate, produced robust performance due to its strong balance sheet, the firm's avoidance of mortgage- and other credit-related exposure, and solid operational and investment performance. Among the stocks that detracted most from performance were analog semiconductor


Focused Fund
     manufacturer Maxim Integrated Products, insurance company American International Group and cable provider Comcast. Maxim Integrated Products, an information technology holding, suffered due to delays in filing financial statements and a general slowdown in semiconductor demand. Financials holding American International Group's investment portfolio and one operational unit were affected negatively by write-downs due to mortgage and credit market turmoil. Comcast, a consumer discretionary stock, was hurt by a focus among investors on weak near-term subscriber growth and a lack of positive catalysts.

Q.   What is the investment outlook?

A. Liberty Ridge notes that the markets seem to be quickly returning to industries and sectors that have posted the worst operating results and are given the most tenuous outlooks, trying to price-in the eventual recovery of highly levered financial institutions, homebuilders, auto manufacturers and other businesses exposed to the current credit crunch and consumer slowdown. The sub-advisor believes the next six to twelve months will be a re-evaluation period for many of the most levered equities resulting in a further downturn that is reflective of diminished growth prospects and increased risk. Liberty Ridge does not, however, believe the economy will turn sharply toward the negative, as many headlines trumpet. As investors regain faith in the overall trajectory of the U.S. and world economies, Liberty Ridge expects they will rotate back to long-ignored equities with solid cash balances, reasonable debt levels and solid growth prospects. The sub-advisor expects volatility to remain elevated over the next two months as companies announce first-quarter 2008 results and work to temper expectations for the remainder of 2008. If the market reacts poorly to earnings outlooks, Liberty Ridge expects to continue moving the Fund's portfolio into growth names that Liberty Ridge believes have strong prospects for growth but are temporarily depressed. In uncertain times, opportunity may exist to build positions in high quality business franchises at prices that help to offset risk, in the sub-advisor's view. Liberty Ridge continues to focus on finding companies it believes will perform well regardless of short-term macroeconomic preoccupations and believes a long-term outlook rewards investors over time.



Top Ten Holdings
as of March 31, 2008

Maxim Integrated Products         13.7%
------------------------------------------
General Electric                  10.2%
------------------------------------------
Microsoft                          6.2%
------------------------------------------
E.I. du Pont de Nemours 4.8%
------------------------------------------
El Paso                            4.6%
------------------------------------------
Kraft Foods, Cl A                  4.3%
------------------------------------------
American International Group       4.2%
------------------------------------------
Allstate                           4.1%
------------------------------------------
Waste Management                   3.9%
------------------------------------------
Comcast, Special Cl A              3.7%
------------------------------------------
As a % of Total
Fund Investments                  59.7%
------------------------------------------


                                                                    Focused Fund

OLD MUTUAL FOCUSED FUND - concluded
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                        Inception      One Year        3 Year          5 Year          10 Year         Inception
                                          Date          Return         Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                 02/12/99       (3.21)%          7.21%           13.81%            n/a           10.34%
Class A with load                       09/30/03       (9.02)%          4.83%             n/a             n/a            8.52%
Class A without load                    09/30/03       (3.46)%          6.92%             n/a             n/a            9.96%
Class C with load                       09/30/03       (5.07)%          6.14%             n/a             n/a            9.15%
Class C without load                    09/30/03       (4.15)%          6.14%             n/a             n/a            9.15%
Institutional Class                     12/20/06 (1)   (3.12)%           n/a              n/a             n/a           (4.72)%
S&P 500 Index                           02/12/99       (5.08)%          5.85%           11.32%           3.50%           2.24%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.


Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.44% and 1.15%; 1.73% and 1.40%; 5.22% and 2.15%; and 0.85% and
0.80%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                  Old Mutual
                  Focused Fund,
                  Class Z            S&P 500 Index
  2/12/99          10,000               10,000
     3/99          10,205               10,275
     3/00          19,304               12,119
     3/01          18,612                9,492
     3/02          17,462                9,515
     3/03          12,946                7,159
     3/04          18,530                9,673
     3/05          20,060               10,320
     3/06          22,041               11,530
     3/07          25,535               12,894
     3/08          24,716               12,240


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of February 12, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology         30.9%
Industrials                    17.0%
Financials                     13.5%
Health Care                    10.7%
Consumer Staples                9.4%
Materials                       7.4%
Energy                          4.6%
Consumer Discretionary          3.7%
Cash Equivalents                2.8%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 98.1%
Applications Software - 6.3%
Microsoft                                     94,990    $      2,696
                                                        _____________

Total Applications Software                                    2,696
_____________________________________________________________________

Brewery - 2.1%
Anheuser-Busch                                19,220             912
                                                        _____________

Total Brewery                                                    912
_____________________________________________________________________

Cable TV - 3.8%
Comcast, Special Cl A*                        85,435           1,621
                                                        _____________

Total Cable TV                                                 1,621
_____________________________________________________________________

Chemicals-Diversified - 4.8%
E.I. du Pont de Nemours                       44,160           2,065
                                                        _____________

Total Chemicals-Diversified                                    2,065
---------------------------------------------------------------------

Commercial Services-Finance - 0.3%
Visa, Cl A*                                    2,217             138
                                                        _____________

Total Commercial Services-Finance                                138
---------------------------------------------------------------------

Computers - 2.0%
Dell*                                         42,880             854
                                                        _____________

Total Computers                                                  854
---------------------------------------------------------------------

Computers-Memory Devices - 3.7%
EMC*                                         111,530           1,599
                                                        _____________

Total Computers-Memory Devices                                 1,599
---------------------------------------------------------------------

Diversified Manufacturing Operations - 13.1%
3M                                            15,523           1,229
General Electric                             119,620           4,427
                                                        _____________

Total Diversified Manufacturing Operations                     5,656
_____________________________________________________________________

Finance-Investment Banker/Broker - 5.3%
Goldman Sachs Group                            5,624             930
Morgan Stanley                                29,680           1,356
                                                        -------------

Total Finance-Investment Banker/Broker                         2,286
_____________________________________________________________________

Food-Miscellaneous/Diversified - 4.3%
Kraft Foods, Cl A                             60,250           1,868
                                                        -------------

Total Food-Miscellaneous/Diversified                           1,868
_____________________________________________________________________

Internet Security - 1.9%
Symantec*                                     49,851             829
                                                        _____________

Total Internet Security                                          829
_____________________________________________________________________

Medical Instruments - 2.0%
Medtronic                                     17,956             869
                                                        -------------

Total Medical Instruments                                        869
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Drugs - 8.8%
Pfizer                                        74,530    $      1,560
Schering-Plough                               85,130           1,227
Wyeth                                         23,810             994
                                                        -------------

Total Medical-Drugs                                            3,781
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.9%
Sterlite Industries ADR*                      21,530             384
                                                        -------------

Total Metal Processors & Fabricators                             384
---------------------------------------------------------------------

Metal-Aluminum - 1.8%
Alcoa                                         21,440             773
                                                        -------------

Total Metal-Aluminum                                             773
---------------------------------------------------------------------

Multi-Line Insurance - 8.4%
Allstate                                      36,620           1,760
American International Group                  42,012           1,817
                                                        _____________

Total Multi-Line Insurance                                     3,577
_____________________________________________________________________

Networking Products - 3.1%
Cisco Systems*                                55,790           1,344
                                                        _____________

Total Networking Products                                      1,344
_____________________________________________________________________

Non-Hazardous Waste Disposal - 4.0%
Waste Management                              50,890           1,708
                                                        _____________

Total Non-Hazardous Waste Disposal                             1,708
_____________________________________________________________________

Pipelines - 4.6%
El Paso                                      118,950           1,979
                                                        _____________

Total Pipelines                                                1,979
_____________________________________________________________________

Retail-Drug Store - 3.0%
Walgreen                                      34,373           1,309
                                                        -------------

Total Retail-Drug Store                                        1,309
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 13.9%
Maxim Integrated Products                    291,550           5,945
                                                        -------------

Total Semiconductor Components-
     Integrated Circuits                                       5,945
                                                        -------------

Total Common Stock (Cost $43,817)                             42,193
---------------------------------------------------------------------

Money Market Fund - 2.8%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       1,202,912           1,203
                                                        _____________

Total Money Market Fund (Cost $1,203)                          1,203
---------------------------------------------------------------------

Total Investments - 100.9% (Cost $45,020)                     43,396
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.9)%                      (371)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $     43,025
---------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.


For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Munder Capital Management and Turner Investment Partners, LLC


Performance Highlights

o For the one-year period ended March 31, 2008, Class Z shares of the Old Mutual Growth Fund were up 4.26%, significantly outperforming its benchmarks, the Russell Midcap(R) Growth Index and the S&P MidCap 400 Index, which were down (4.55)% and (6.97)%, respectively.

o Stock selection in the consumer discretionary, materials and energy sectors contributed positively to the Fund's performance relative to the Russell Midcap(R) Growth Index during the period, while stock selection in information technology and overweights in telecommunications services and utilities detracted from relative performance during the period.

o Individual stocks that contributed to the Fund's advances during the period included digital marketing company aQuantive (no longer a Fund holding), engineering firm National Oilwell Varco and electronics retailer GameStop.

o Electronic payment technology provider VeriFone Holdings, digital media distribution and storage solutions provider Akamai Technologies and wireless communications provider NII Holdings detracted from the Fund's returns during the fiscal year.

Q.   How did the Fund perform relative to its benchmarks?

A. For the one-year period ended March 31, 2008, Class Z shares of the Old Mutual Growth Fund (the "Fund") were up 4.26%, significantly outperforming its benchmarks, the Russell Midcap(R) Growth Index and the S&P MidCap 400 Index, which were down (4.55)% and (6.97)%, respectively. Performance for all share classes can be found on page 56.

Q.   What investment environment did the Fund face during the past year?

A. At the end of the first quarter of 2007, analysts expected second-quarter earnings growth of 6% for the S&P Mid-Cap 400 Index, down from a 7% expectation. These tempered expectations marked a new trend, one of returns that were below the double digit earnings gains experienced over the previous several years. In this slower growth environment investors became more focused on companies with solid fundamentals; companies they felt could continue to provide growth in challenging times. By the end of the third quarter of 2007 the domestic economy was beginning to show signs of a slowdown, and earnings growth continued to decelerate. Investors continued to favor companies they thought could deliver earnings, and the financials sector entered a stressful situation as credit markets tightened significantly and monetary policy began to play a big role in attempting to steer this key sector through a turbulent period.

     More recently, the U.S. economy has moved into a period of considerable weakness. The dislocation of the housing and credit markets are creating a serious drag on U.S. economic growth which, in turn, creates a drag on U.S. earnings and therefore a negative scenario for equity prices. Mid-cap growth stocks outperformed their value counterparts during the period.

Q.   Which market factors influenced the Fund's relative performance?

A. The market looked favorably not only on mid-cap companies, but also on companies with solid earnings growth, reasonable valuations and a history of efficient capital use as the economy began to weaken. That sentiment changed at the end of 2007, however, as investors became considerably more risk averse and failed to reward companies that managed to report solid earnings.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection in the consumer discretionary, materials and energy sectors contributed positively to the Fund's performance relative to the Russell Midcap(R) Growth Index during the period, while stock selection in information technology and overweights in telecommunications services and utilities detracted from relative performance during the period.

     Individual stocks that contributed to the Fund's advances during the period included digital marketing company aQuantive (no longer a Fund holding due to its acquisition by Microsoft), engineering firm National Oilwell Varco and electronics retailer GameStop. At the same time, electronic payment technology provider VeriFone Holdings, digital media distribution and storage solutions provider Akamai Technologies and wireless communications provider NII Holdings detracted from the Fund's returns.

     Within the information technology sector, aQuantive produced stellar performance during the period following its acquisition by Microsoft at a significant premium to its market multiple. National Oilwell Varco, an energy sector holding, and GameStop, a consumer discretionary stock, produced strong performance. Information technology holding VeriFone
     Holdings struggled due to the announcement that it would restate results for its fiscal first, second and third quarters, due to accounting errors related to in-transit inventory. Akamai Technologies, another information technology holding, was hurt due to a disappointing margin profile, lower customer additions and disappointing results. NII Holdings, a telecommunications services stock, also performed poorly.


Growth Fund

Q.   What is the investment outlook for the mid-cap growth equity market?

A. The Federal Reserve Board's ("Fed") actions during March of 2008 were a considerable positive for the health of the U.S. economy and the equity markets, in Munder Capital Management's ("Munder") view. First, Munder believes that the Fed's continued aggressive interest rate cuts may provide economic stimulus and should serve to reaccelerate earnings over time. Munder anticipates further rate cuts in 2008. Second, and more importantly, Munder notes that the Fed has increased access of the discount window to U.S. financial institutions. Credit markets need liquidity to unwind leverage in the system and there has been a lack of buyers for large quantities of credit instruments. The Fed has allowed banks and, for the first time in decades, investment banks to pledge agency and AAA-rated securities that are not on credit watch as collateral for Treasuries. This move is serving to create much-needed credit market liquidity.

     These Fed actions should stimulate economic growth, help improve the credit market dislocation and help the economy over time in Munder's view. In periods of stimulative Fed policy and an improving economy, Munder notes that it has generally seen positive equity price trends over time.

     Munder believes these actions are positive for the markets and for its equity portfolios. Among the risks that Munder anticipates is a possible short-term run in low quality stocks. As the economy comes out of a period of weakness, there can be short spurts of relative outperformance from low quality stocks. Munder will not chase these lower quality stocks, but will continue to focus on profitable, higher quality stocks that the firm believes may be positioned to outperform over time.

     While a number of key indicators were flashing signals suggesting that the economy may slip into a recession at the end of the period, Turner Investment Partners, LLC ("Turner") believes it is still possible that a recession may not occur. If one does materialize, however, Turner expects it to be brief and shallow, especially in light of the government's professed resolve to administer a solid dose of fiscal and monetary stimulus to the economy. Turner believes that the stock market may have already largely discounted the worst and that corporate earnings, in aggregate, may rise in 2008, although the firm notes that earnings estimates are likely to be reduced in the near term.

     Other reasons for the firm's optimism include healthy earnings outside of the financial services sector, strong corporate balance sheets, and unemployment claims that remain low relative to past challenging economic times. Additionally, the firm points out that growth stocks remain inexpensive when their valuations are compared to those of value stocks. Overall, Turner believes these factors should help provide a supportive backdrop for stocks for remainder of 2008.



Top Ten Holdings
as of March 31, 2008

BioMarin Pharmaceuticals            1.5%
-------------------------------------------
GameStop, Cl A                      1.4%
-------------------------------------------
Express Scripts                     1.3%
-------------------------------------------
Blackrock                           1.3%
-------------------------------------------
Southwestern Energy                 1.2%
-------------------------------------------
Central European Distribution       1.2%
-------------------------------------------
Range Resources                     1.2%
-------------------------------------------
L-3 Communications Holdings         1.2%
-------------------------------------------
Equitable Resources                 1.2%
-------------------------------------------
XTO Energy                          1.1%
-------------------------------------------
As a % of Total
Fund Investments                   12.6%
-------------------------------------------


                                                                     Growth Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                        Inception      One Year        3 Year          5 Year          10 Year         Inception
                                          Date          Return         Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                 12/19/85         4.26%         10.72%           12.38%           0.72%          10.81%
Class A with load                       09/30/03        (1.99)%         8.29%             n/a             n/a            7.63%
Class A without load                    09/30/03         4.01%         10.46%             n/a             n/a            9.06%
Class C with load                       09/30/03         2.25%          9.62%             n/a             n/a            8.25%
Class C without load                    09/30/03         3.25%          9.62%             n/a             n/a            8.25%
Institutional Class                     12/20/06 (1)     3.91%           n/a              n/a             n/a            6.05%
Russell Midcap(R) Growth Index          12/19/85        (4.55)%         7.77%           15.20%           5.15%          11.00%
S&P MidCap 400 Index                    11/30/85 (2)    (6.97)%         7.06%           15.10%           9.02%          14.00%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative indexes can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

(2) The inception date used for this index is 11/30/85 since at the time the index priced monthly.


Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors and the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.33% and 1.10%; 5.41% and 1.35%; 5.91% and 2.10%; and 0.90% and
0.90%, respectively. Expenses for Institutional Class shares are based on estimated amounts.


Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Growth Fund,     S&P MidCap     Russell Midcap (R)
                Class Z          400 Index      Growth Index
     3/98         10,000           10,000          10,000
     3/99          8,682           10,127          10,889
     3/00         21,582           13,985          19,296
     3/01          9,373           13,011          10,532
     3/02          8,166           15,469          11,028
     3/03          5,993           11,841           8,148
     3/04          7,907           17,655          12,192
     3/05          7,916           19,496          13,206
     3/06         10,007           23,712          16,201
     3/07         10,304           25,715          17,319
     3/08         10,744           23,728          16,531


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Industrials                     15.7%
Information Technology          14.9%
Consumer Discretionary          14.8%
Financials                      12.7%
Health Care                     11.4%
Energy                          11.1%
Materials                        7.7%
Utilities                        5.6%
Consumer Staples                 4.0%
Telecommunication Services       1.5%
Cash Equivalents                 0.6%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 99.2%
Advertising Sales - 0.6%
Focus Media Holding ADR*                      47,440    $      1,668
Lamar Advertising, Cl A                       32,375           1,163
                                                        -------------

Total Advertising Sales                                        2,831
---------------------------------------------------------------------

Agricultural Chemicals - 1.5%
Mosaic*                                       24,560           2,520
Syngenta ADR                                  82,400           4,821
                                                        _____________

Total Agricultural Chemicals                                   7,341
_____________________________________________________________________

Apparel Manufacturers - 0.5%
Gildan Activewear*                            67,325           2,515
                                                        -------------

Total Apparel Manufacturers                                    2,515
---------------------------------------------------------------------

Applications Software - 0.6%
Salesforce.com*                               48,900           2,830
                                                        -------------

Total Applications Software                                    2,830
---------------------------------------------------------------------

Auction House/Art Dealer - 1.1%
Ritchie Bros Auctioneers                      36,450           2,993
Sotheby's                                     72,225           2,088
                                                        -------------

Total Auction House/Art Dealer                                 5,081
---------------------------------------------------------------------

Auto-Medium & Heavy Duty Trucks - 0.6%
Oshkosh Truck                                 85,425           3,099
                                                        _____________

Total Auto-Medium & Heavy Duty Trucks                          3,099
_____________________________________________________________________

Beverages-Wine/Spirits - 1.2%
Central European Distribution*               101,635           5,914
                                                        _____________

Total Beverages-Wine/Spirits                                   5,914
---------------------------------------------------------------------

Brewery - 0.6%
Molson Coors Brewing, Cl B                    51,500           2,707
                                                        _____________

Total Brewery                                                  2,707
---------------------------------------------------------------------

Building-Residential/Commercial - 0.8%
DR Horton                                     99,800           1,572
Pulte Homes                                  154,900           2,254
                                                        _____________

Total Building-Residential/Commercial                          3,826
_____________________________________________________________________

Casino Hotels - 0.3%
Wynn Resorts                                  15,620           1,572
                                                        _____________

Total Casino Hotels                                            1,572
_____________________________________________________________________

Casino Services - 0.7%
International Game Technology                 77,770           3,127
                                                        _____________

Total Casino Services                                          3,127
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Cellular Telecommunications - 0.6%
Millicom International Cellular*              19,980    $      1,889
NII Holdings*                                 25,000             795
                                                        _____________

Total Cellular Telecommunications                              2,684
_____________________________________________________________________

Chemicals-Diversified - 1.1%
FMC                                           90,375           5,015
                                                        _____________

Total Chemicals-Diversified                                    5,015
---------------------------------------------------------------------

Coal - 1.0%
Consol Energy                                 48,710           3,370
Foundation Coal Holdings                      23,825           1,199
                                                        _____________

Total Coal                                                     4,569
_____________________________________________________________________

Commercial Banks Non-US - 0.7%
HDFC Bank ADR                                 32,500           3,193
                                                        _____________

Total Commercial Banks Non-US                                  3,193
_____________________________________________________________________

Commercial Services-Finance - 1.5%
MasterCard, Cl A                              15,600           3,479
Morningstar*                                  10,175             624
Wright Express*                              111,500           3,426
                                                        -------------

Total Commercial Services-Finance                              7,529
---------------------------------------------------------------------

Computer Services - 1.3%
Cognizant Technology Solutions, Cl A*         85,327           2,460
IHS, Cl A*                                    57,225           3,680
                                                        -------------

Total Computer Services                                        6,140
---------------------------------------------------------------------

Computer Software - 0.9%
Blackbaud                                    124,250           3,017
Omniture*                                     60,380           1,401
                                                        _____________

Total Computer Software                                        4,418
_____________________________________________________________________

Computers-Integrated Systems - 0.6%
Micros Systems*                               80,270           2,702
                                                        _____________

Total Computers-Integrated Systems                             2,702
_____________________________________________________________________

Computers-Peripheral Equipment - 0.4%
Logitech International*                       79,675           2,027
                                                        -------------

Total Computers-Peripheral Equipment                           2,027
---------------------------------------------------------------------

Consulting Services - 0.4%
FTI Consulting*                               29,650           2,106
                                                        -------------

Total Consulting Services                                      2,106
---------------------------------------------------------------------

Consumer Products-Miscellaneous - 0.3%
Tupperware Brands                             35,700           1,381
                                                        -------------

Total Consumer Products-Miscellaneous                          1,381
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Containers-Metal/Glass - 0.9%
Owens-Illinois*                               74,960    $      4,230
                                                        -------------

Total Containers-Metal/Glass                                   4,230
---------------------------------------------------------------------

Cosmetics & Toiletries - 1.0%
Alberto-Culver                               114,480           3,138
Chattem*                                      22,190           1,472
                                                        _____________

Total Cosmetics & Toiletries                                   4,610
---------------------------------------------------------------------

Data Processing/Management - 0.5%
Fidelity National Information Services        58,900           2,246
                                                        _____________

Total Data Processing/Management                               2,246
---------------------------------------------------------------------

Dental Supplies & Equipment - 0.4%
Dentsply International                        45,800           1,768
                                                        _____________

Total Dental Supplies & Equipment                              1,768
---------------------------------------------------------------------

Dialysis Centers - 0.4%
DaVita*                                       37,050           1,770
                                                        _____________

Total Dialysis Centers                                         1,770
---------------------------------------------------------------------

Disposable Medical Products - 0.3%
C.R. Bard                                     15,630           1,507
                                                        -------------

Total Disposable Medical Products                              1,507
_____________________________________________________________________

Distribution/Wholesale - 1.0%
LKQ*                                         210,825           4,737
                                                        _____________

Total Distribution/Wholesale                                   4,737
_____________________________________________________________________

Diversified Manufacturing Operations - 1.0%
Harsco                                        41,620           2,305
SPX                                           25,080           2,631
                                                        -------------

Total Diversified Manufacturing Operations                     4,936
_____________________________________________________________________

E-Commerce/Services - 0.5%
Priceline.com*                                20,070           2,426
                                                        -------------

Total E-Commerce/Services                                      2,426
_____________________________________________________________________

Electric Products-Miscellaneous - 0.7%
Ametek                                        73,120           3,211
                                                        -------------

Total Electric Products-Miscellaneous                          3,211
_____________________________________________________________________

Electric-Integrated - 2.6%
Constellation Energy Group                    22,060           1,947
Entergy                                       21,750           2,372
Northeast Utilities                          174,250           4,276
NorthWestern                                  46,275           1,128
Wisconsin Energy                              66,450           2,923
                                                        _____________

Total Electric-Integrated                                     12,646
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electric-Transmission - 0.9%
ITC Holdings                                  78,075    $      4,065
                                                        -------------

Total Electric-Transmission                                    4,065
---------------------------------------------------------------------

Electronic Components-Semiconductors - 2.5%
Altera                                       127,250           2,345
Cavium Networks*                              81,392           1,335
MEMC Electronic Materials*                    43,410           3,078
Microchip Technology                         154,665           5,062
                                                        _____________

Total Electronic Components-Semiconductors                    11,820
_____________________________________________________________________

Electronic Measuring Instruments - 0.7%
Itron*                                        39,375           3,553
                                                        _____________

Total Electronic Measuring Instruments                         3,553
_____________________________________________________________________

Electronics-Military - 1.2%
L-3 Communications Holdings                   52,950           5,790
                                                        _____________

Total Electronics-Military                                     5,790
_____________________________________________________________________

Energy-Alternate Sources - 0.9%
Covanta Holding*                              46,960           1,291
First Solar*                                  12,160           2,811
                                                        -------------

Total Energy-Alternate Sources                                 4,102
_____________________________________________________________________

Engineering/R&D Services - 1.6%
Fluor                                         12,650           1,786
McDermott International*                      74,674           4,094
Shaw Group*                                   41,270           1,945
                                                        _____________

Total Engineering/R&D Services                                 7,825
---------------------------------------------------------------------

Enterprise Software/Services - 0.5%
Informatica*                                 141,680           2,417
                                                        _____________

Total Enterprise Software/Services                             2,417
---------------------------------------------------------------------

Entertainment Software - 0.5%
Activision*                                   87,900           2,401
                                                        -------------

Total Entertainment Software                                   2,401
---------------------------------------------------------------------

E-Services/Consulting - 0.3%
Websense*                                     80,770           1,514
                                                        -------------

Total E-Services/Consulting                                    1,514
---------------------------------------------------------------------

Fiduciary Banks - 0.7%
Northern Trust                                51,930           3,452
                                                        -------------

Total Fiduciary Banks                                          3,452
_____________________________________________________________________

Finance-Investment Banker/Broker - 1.0%
Interactive Brokers Group, Cl A*              47,220           1,212
TD Ameritrade Holding*                       213,015           3,517
                                                        -------------

Total Finance-Investment Banker/Broker                         4,729
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Finance-Other Services - 0.9%
CME Group                                      5,250    $      2,463
IntercontinentalExchange*                     12,890           1,682
                                                        _____________

Total Finance-Other Services                                   4,145
_____________________________________________________________________

Food-Baking - 0.8%
Flowers Foods                                152,800           3,782
                                                        _____________

Total Food-Baking                                              3,782
_____________________________________________________________________

Funeral Services & Related Items - 0.2%
Service Corp International                   100,875           1,023
                                                        _____________

Total Funeral Services & Related Items                         1,023
_____________________________________________________________________

Gold Mining - 0.2%
Agnico-Eagle Mines                            13,250             897
                                                        _____________

Total Gold Mining                                                897
_____________________________________________________________________

Hazardous Waste Disposal - 1.0%
Stericycle*                                   93,270           4,803
                                                        _____________

Total Hazardous Waste Disposal                                 4,803
_____________________________________________________________________

Home Furnishings-Original - 0.2%
Tempur-Pedic International                    88,650             975
                                                        _____________

Total Home Furnishings                                           975
_____________________________________________________________________

Independent Power Producer - 0.5%
NRG Energy*                                   27,330           1,066
Reliant Energy*                               53,830           1,273
                                                        -------------

Total Independent Power Producer                               2,339
_____________________________________________________________________

Industrial Audio & Video Products - 0.2%
Dolby Laboratories, Cl A*                     20,610             747
                                                        _____________

Total Industrial Audio & Video Products                          747
_____________________________________________________________________

Industrial Gases - 2.2%
Air Products & Chemicals                      34,260           3,152
Airgas                                        92,100           4,188
Praxair                                       39,050           3,289
                                                        -------------

Total Industrial Gases                                        10,629
_____________________________________________________________________

Insurance Brokers - 0.4%
AON                                           48,900           1,966
                                                        _____________

Total Insurance Brokers                                        1,966
_____________________________________________________________________

Internet Infrastructure Software - 0.6%
Akamai Technologies*                         108,825           3,065
                                                        -------------

Total Internet Infrastructure Software                         3,065
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Internet Security - 1.6%
McAfee*                                       90,920    $      3,009
VeriSign*                                     88,980           2,958
Vasco Data Security International*           113,600           1,554
                                                        -------------

Total Internet Security                                        7,521
---------------------------------------------------------------------

Investment Management/Advisory Services - 3.6%
Affiliated Managers Group*                    39,675           3,600
Blackrock                                     29,695           6,063
Eaton Vance                                   69,375           2,117
Federated Investors Inc, Cl B                 34,240           1,341
T Rowe Price Group                            79,660           3,983
                                                        _____________

Total Investment Management/Advisory Services                 17,104
---------------------------------------------------------------------

Leisure & Recreational Products - 0.8%
WMS Industries                               101,120           3,637
                                                        _____________

Total Leisure & Recreational Products                          3,637
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.5%
Joy Global                                    34,280           2,234
                                                        _____________

Total Machinery-Construction & Mining                          2,234
---------------------------------------------------------------------

Machinery-Farm - 0.7%
AGCO*                                         57,990           3,472
                                                        _____________

Total Machinery-Farm                                           3,472
---------------------------------------------------------------------

Machinery-Pumps - 1.0%
Flowserve                                     44,440           4,639
                                                        _____________

Total Machinery-Pumps                                          4,639
---------------------------------------------------------------------

Medical Instruments - 0.9%
Intuitive Surgical*                           10,830           3,513
Techne*                                        8,550             576
                                                        _____________

Total Medical Instruments                                      4,089
---------------------------------------------------------------------

Medical Labs & Testing Services - 0.8%
Covance*                                      14,400           1,195
Laboratory Corp of America Holdings*          37,950           2,796
                                                        _____________

Total Medical Labs & Testing Services                          3,991
---------------------------------------------------------------------

Medical Products - 1.0%
Henry Schein*                                 37,430           2,148
West Pharmaceutical Services                  63,475           2,807
                                                        _____________

Total Medical Products                                         4,955
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 0.8%
Alexion Pharmaceuticals*                      24,920           1,478
Charles River Laboratories*                   37,910           2,234
                                                        _____________

Total Medical-Biomedical/Genetic                               3,712
_____________________________________________________________________

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Drugs - 1.1%
Shire ADR                                     26,730    $      1,549
Allergan                                      63,870           3,602
                                                        -------------

Total Medical-Drugs                                            5,151
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.3%
Precision Castparts                           14,300           1,460
                                                        -------------

Total Metal Processors & Fabricators                           1,460
---------------------------------------------------------------------

Multi-Line Insurance - 1.0%
Assurant                                      78,035           4,749
                                                        -------------

Total Multi-Line Insurance                                     4,749
---------------------------------------------------------------------

Multimedia - 0.3%
Factset Research Systems                      25,125           1,353
                                                        -------------

Total Multimedia                                               1,353
---------------------------------------------------------------------

Networking Products - 0.8%
Atheros Communications*                       53,810           1,121
Juniper Networks*                            111,050           2,776
                                                        -------------

Total Networking Products                                      3,897
---------------------------------------------------------------------

Office Furnishings-Original - 0.2%
Interface, Cl A                               79,175           1,112
                                                        -------------

Total Office Furnishings-Original                              1,112
---------------------------------------------------------------------

Oil & Gas Drilling - 1.2%
Atlas America                                 49,350           2,983
Diamond Offshore Drilling                     22,050           2,567
                                                        -------------

Total Oil & Gas Drilling                                       5,550
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 5.3%
Ultra Petroleum*                              23,720           1,838
Denbury Resources*                            54,010           1,542
Southwestern Energy*                         175,920           5,927
Questar                                       32,840           1,857
Quicksilver Resources*                        80,450           2,939
Range Resources                               92,520           5,870
XTO Energy                                    88,518           5,476
                                                        -------------

Total Oil Companies-Exploration & Production                  25,449
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 1.3%
National Oilwell Varco*                       26,280           1,534
FMC Technologies*                             85,075           4,840
                                                        -------------

Total Oil Field Machinery & Equipment                          6,374
---------------------------------------------------------------------

Oil-Field Services - 2.2%
Core Laboratories*                            29,900           3,567
Oil States International*                     41,100           1,842
Weatherford International*                    70,760           5,128
                                                        -------------

Total Oil-Field Services                                      10,537
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Pharmacy Services - 1.3%
Express Scripts*                              96,490    $      6,206
                                                        _____________

Total Pharmacy Services                                        6,206
_____________________________________________________________________

Physical Therapy/Rehabilitation Centers - 0.5%
Psychiatric Solutions*                        64,050           2,173
                                                        _____________

Total Physical Therapy/Rehabilitation Centers                  2,173
_____________________________________________________________________

Pipelines - 1.7%
Equitable Resources                           96,975           5,712
Williams                                      70,770           2,334
                                                        -------------

Total Pipelines                                                8,046
---------------------------------------------------------------------

Printing-Commercial - 0.5%
VistaPrint*                                   70,940           2,479
                                                        -------------

Total Printing-Commercial                                      2,479
---------------------------------------------------------------------

Private Corrections - 0.8%
Corrections Corp of America*                 139,850           3,849
                                                        _____________

Total Private Corrections                                      3,849
_____________________________________________________________________

Property/Casualty Insurance - 1.1%
Fidelity National Financial, Cl A            134,325           2,462
ProAssurance*                                 54,525           2,935
                                                        -------------

Total Property/Casualty Insurance                              5,397
---------------------------------------------------------------------

Quarrying - 0.7%
Compass Minerals International                59,350           3,500
                                                        _____________

Total Quarrying                                                3,500
_____________________________________________________________________

Racetracks - 0.6%
Penn National Gaming*                         64,475           2,819
                                                        _____________

Total Racetracks                                               2,819
_____________________________________________________________________

Real Estate Management/Services - 0.3%
Jones Lang LaSalle                            21,050           1,628
                                                        -------------

Total Real Estate Management/Services                          1,628
---------------------------------------------------------------------

Reinsurance - 0.7%
Axis Capital Holdings                        101,950           3,464
                                                        _____________

Total Reinsurance                                              3,464
_____________________________________________________________________

REITs-Apartments - 0.6%
Essex Property Trust                          23,900           2,724
                                                        _____________

Total REITs-Apartments                                         2,724
---------------------------------------------------------------------

REITs-Diversified - 0.1%
iStar Financial                               19,300             271
                                                        -------------

Total REITs-Diversified                                          271
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

REITs-Mortgage - 0.8%
Annaly Capital Management                    238,450    $      3,653
                                                        _____________

Total REITs-Mortgage                                           3,653
_____________________________________________________________________

REITs-Office Property - 0.2%
Alexandria Real Estate Equities                9,900             918
                                                        _____________

Total REITs-Office Property                                      918
---------------------------------------------------------------------

Respiratory Products - 0.5%
Resmed*                                       58,325           2,460
                                                        _____________

Total Respiratory Products                                     2,460
---------------------------------------------------------------------

Retail-Apparel/Shoe - 2.6%
Coach*                                        81,600           2,460
Guess ?                                       92,110           3,728
Nordstrom                                     80,180           2,614
Polo Ralph Lauren                             25,100           1,463
Urban Outfitters*                             74,870           2,347
                                                        -------------

Total Retail-Apparel/Shoe                                     12,612
---------------------------------------------------------------------

Retail-Automobile - 0.3%
Penske Auto Group                             67,600           1,315
                                                        -------------

Total Retail-Automobile                                        1,315
---------------------------------------------------------------------

Retail-Computer Equipment - 1.4%
GameStop, Cl A*                              133,025           6,879
                                                        -------------

Total Retail-Computer Equipment                                6,879
---------------------------------------------------------------------

Retail-Discount - 0.7%
TJX                                           95,590           3,161
                                                        _____________

Total Retail-Discount                                          3,161
_____________________________________________________________________

Retail-Jewelry - 0.5%
Tiffany                                       59,300           2,481
                                                        _____________

Total Retail-Jewelry                                           2,481
_____________________________________________________________________

Retail-Restaurants - 0.7%
Chipotle Mexican Grill, Cl A*                 15,860           1,799
Darden Restaurants                            46,080           1,500
                                                        -------------

Total Retail-Restaurants                                       3,299
---------------------------------------------------------------------

Retail-Sporting Goods - 0.9%
Dick's Sporting Goods*                       153,595           4,113
                                                        _____________

Total Retail-Sporting Goods                                    4,113
_____________________________________________________________________

S&L/Thrifts-Eastern US - 0.6%
Hudson City Bancorp                          152,890           2,703
                                                        _____________

Total S&L/Thrifts-Eastern US                                   2,703
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Schools - 0.4%
New Oriental Education &
     Technology Group ADR*                    33,050    $      2,144
                                                        -------------

Total Schools                                                  2,144
---------------------------------------------------------------------

Semiconductor Equipment - 0.5%
Varian Semiconductor
     Equipment Associates*                    92,965           2,617
                                                        _____________

Total Semiconductor Equipment                                  2,617
_____________________________________________________________________

Soap & Cleaning Preparation - 0.4%
Church & Dwight                               36,150           1,961
                                                        _____________

Total Soap & Cleaning Preparation                              1,961
_____________________________________________________________________

Steel-Producers - 1.1%
Carpenter Technology                          48,900           2,737
Steel Dynamics                                71,380           2,358
                                                        _____________

Total Steel-Producers                                          5,095
_____________________________________________________________________

Telecommunications Equipment - 0.7%
CommScope*                                    94,050           3,276
                                                        _____________

Total Telecommunications Equipment                             3,276
_____________________________________________________________________

Television - 0.2%
Central European Media
     Enterprises, Cl A*                       12,240           1,043
                                                        -------------

Total Television                                               1,043
---------------------------------------------------------------------

Therapeutics - 1.8%
BioMarin Pharmaceuticals*                    197,830           6,997
United Therapeutics*                          19,340           1,677
                                                        -------------

Total Therapeutics                                             8,674
---------------------------------------------------------------------

Transactional Software - 0.2%
VeriFone Holdings*                            60,225             956
                                                        -------------

Total Transactional Software                                     956
---------------------------------------------------------------------

Transport-Rail - 0.5%
CSX                                           44,660           2,504
                                                        -------------

Total Transport-Rail                                           2,504
---------------------------------------------------------------------

Transport-Services - 1.2%
Expeditors International Washington           92,495           4,179
Ryder System                                  22,770           1,387
                                                        -------------

Total Transport-Services                                       5,566
---------------------------------------------------------------------

Veterinary Diagnostics - 0.7%
VCA Antech*                                  126,125           3,450
                                                        -------------

Total Veterinary Diagnostics                                   3,450
---------------------------------------------------------------------

OLD MUTUAL GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Wire & Cable Products - 1.5%
Belden                                        63,550    $      2,245
General Cable*                                87,600           5,175
                                                        -------------

Total Wire & Cable Products                                    7,420
---------------------------------------------------------------------

Wireless Equipment - 0.9%
American Tower, Cl A*                         66,475           2,606
Crown Castle International*                   50,352           1,737
                                                        -------------

Total Wireless Equipment                                       4,343
---------------------------------------------------------------------

X-Ray Equipment - 1.0%
Hologic*                                      84,242           4,684
                                                        -------------

Total X-Ray Equipment                                          4,684
                                                        -------------

Total Common Stock (Cost $407,934)                           473,602
---------------------------------------------------------------------

Investment Company - 0.1%
Growth-Mid Cap - 0.1%
Midcap SPDR Trust, Series 1                    4,450             628
                                                        -------------

Total Growth-Mid Cap                                             628
                                                        -------------

Total Investment Company (Cost $654)                             628
---------------------------------------------------------------------

Money Market Fund - 0.7%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       3,169,911           3,170
                                                        -------------

Total Money Market Fund (Cost $3,170)                          3,170
---------------------------------------------------------------------

Total Investments - 100.0% (Cost $411,758)                   477,400
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.0)%                      (127)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $    477,273
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 158.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL HEITMAN REIT FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Heitman Real Estate Securities LLC


Performance Highlights

o For the annual period ended March 31, 2008, the Old Mutual Heitman REIT Fund's Class Z shares fell (18.90)%, closely mirroring its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which declined (18.93)% but underperformed the (5.08)% return of the S&P 500 Index, for the same time period.

o On an individual holdings basis, the Fund's positions in Archstone-Smith Trust (no longer a Fund holding), Essex Property Trust and Nationwide Health Properties contributed positively, helping to bolster its return.

o Stocks that were detrimental to the Fund's results over the one-year period were self-administered and self-managed General Growth Properties, commercial office and retail property-focused SL Green Realty and Host Hotels and Resorts, a hospitality REIT.

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the Old Mutual Heitman REIT Fund's (the "Fund") Class Z shares fell (18.90)%, closely mirroring its benchmark, the Dow Jones Wilshire Real Estate Securities Index, which declined (18.93)% but underperformed the (5.08)% return of the S&P 500 Index, for the same time period. Performance for all share classes can be found on page 65.

Q.   What investment environment did the Fund face during the past year?

A. The year ended March 31, 2008 was difficult for real estate investment trusts ("REITs"). Factors such as a slowing U.S. economy, turmoil in the credit markets, a fallout in the single family housing market and REITs trading at a discount to their net asset values all played a role in the overall investment picture for REITs during the period. First, the U.S. economy slowed dramatically during the period and, as is typical in this environment, investors questioned how this would impact real estate cash flows. The slowing economy may continue to hurt demand for real estate, in Heitman Real Estate Securities LLC's ("Heitman") view, but the sub-advisor notes that this economic slowdown is starting at a point of what appear to be strong supply/demand fundamentals in a majority of markets. Second, turmoil in credit markets raised questions about whether capital intensive industries, such as REITs, would run into funding issues. Heitman points out that the REIT industry has an average leverage ratio of less than one-to-one compared to some financial institutions which have leverage ratios of twenty-to-one or more. Debt capital is increasingly difficult to obtain in today's market, but there are few REITs with substantial debt maturities in 2008. Third, the single family housing fallout was both positive and negative for REITs. From a positive perspective, REIT occupancies have remained high as more people are renting versus buying. From a negative perspective, however, consumer confidence levels fell as single family housing values have declined resulting in a slowdown in retail spending. Lastly, REITs have traded at a consistent discount to their net asset values over the last year. This discount was driven by declining stock prices, but questions remain regarding a potential decline in commercial real estate values. The transaction market for commercial real estate slowed to a crawl over the last two quarters of the fiscal period.

     The REIT market appears that it may have begun to stabilize during the first quarter of 2008 as REITs generated a positive, though modest, return.

Q.   Which market factors influenced the Fund's relative performance?

A. Turmoil in the credit markets driven by a housing slowdown significantly impacted the REIT market during the period. The housing slowdown had a significant negative influence on the economy and, as the economy has slowed, REIT sectors with the shortest lease terms (hotels, for example) performed poorly. Sectors with longer lease terms, such as health care, performed very well.

Q.   How did portfolio composition affect Fund performance?

A. On a sub-sector basis, positioning in the mixed, hotel and regional retail sectors had a positive effect on total return, while the apartments, diversified and industrial REIT sectors detracted from performance.

     On an individual holdings basis, the Fund's positions in Archstone-Smith Trust (no longer a Fund holding), Essex Property Trust and Nationwide Health Properties contributed positively, helping to bolster its return. Archstone-Smith Trust, an S&P 500 company, is a recognized leader in apartment investment and operations. The company's portfolio is concentrated in many of the most desirable neighborhoods such as the Washington, D.C. metropolitan area, Southern California, the San Francisco bay area, the New York metropolitan area, Seattle and Boston. During the period, Archstone-Smith Trust was taken private and the Fund sold its shares in connection with this transaction. Essex Property Trust is a REIT engaged in the ownership,

Heitman REIT Fund

--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Heitman Real Estate Securities LLC


Top Ten Holdings
as of March 31, 2008

Simon Property Group           9.0%
--------------------------------------
Vornado Realty Trust           5.7%
--------------------------------------
Prologis                       5.6%
--------------------------------------
Public Storage                 4.8%
--------------------------------------
AvalonBay Communities          4.6%
--------------------------------------
Boston Properties              4.6%
--------------------------------------
Equity Residential             4.4%
--------------------------------------
AMB Property                   4.0%
--------------------------------------
Essex Property Trust           3.8%
--------------------------------------
Host Hotels & Resorts          3.7%
--------------------------------------
As a % of Total
Fund Investments              50.2%
--------------------------------------


     operation, management, acquisition, development and redevelopment of apartment communities in the U.S. The company benefited from strong
     apartment  fundamentals  resulting,   primarily,  from  healthy  West-coast
     economies. Nationwide Health Properties invests primarily in health care-related senior housing and long-term care facilities in the U.S. The company made a significant acquisition of a medical office portfolio during the period and benefited as senior housing continued to be in favor during the period.

     Stocks that were detrimental to the Fund's results over the one-year period were self-administered and self-managed General Growth Properties, commercial office and retail property-focused SL Green Realty and Host Hotels and Resorts, a hospitality REIT. General Growth Properties underperformed due to its high degree of leverage, which impacted the company during a difficult credit environment. A significant portion of SL Green Realty's portfolio is based in New York City; the company's underperformance was driven by concerns about job reductions in New York's financial sector. Although generally the hotel sector had a positive effect on total return, Host Hotels and Resorts, suffered as hotels were out of favor during the period due to concerns that a slowing economy will reduce travel demand.

Q. What is the investment outlook for the REIT market?

     A. In Heitman's view, the outlook for the REIT market is mixed. Economic fundamentals are weakening, which will hurt demand for real estate. But, the sub-advisor believes that this economic slowdown is starting at a point of strong supply/demand dynamics for real estate relative to other economic slowdowns and will monitor real estate fundamentals closely over the next several quarters. The outlook for real estate and real estate security returns is unclear, according to Heitman, as there will likely be a re-pricing in the private real estate market, but REIT securities experienced a re-pricing episode during 2007 and may have already seen their pricing correction.


Heitman REIT Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                            Annualized   Annualized   Annualized      Annualized
                                                 Inception      One Year      3 Year       5 Year       10 Year        Inception
                                                    Date         Return       Return       Return       Return          to Date
-----------------------------------------------------------------------------------------------------------------------------------
Class Z*                                          03/13/89       (18.90)%      9.94%        17.53%       10.30%         10.73%
Class A with load                                 09/30/03       (23.72)%      7.55%          n/a          n/a          12.29%
Class A without load                              09/30/03       (19.05)%      9.70%          n/a          n/a          13.78%
Class C with load                                 09/30/03       (20.29)%      8.89%          n/a          n/a          12.94%
Class C without load                              09/30/03       (19.69)%      8.89%          n/a          n/a          12.94%
Institutional Class                               12/20/06 (1)   (18.85)%       n/a           n/a          n/a          12.86%
Dow Jones Wilshire Real Estate Securities Index   02/28/89 (2)   (18.93)%     11.61%        18.89%       11.10%          9.18%
S&P 500 Index                                     03/13/89        (5.08)%      5.85%        11.32%        3.50%         10.60%
-----------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1-3.

* Data includes performance of a predecessor fund class whose inception date was March 13, 1989.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.


(2) The inception date used for this index is 02/28/1989 since at the time the index was priced monthly.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.30% and 1.25%; 2.71% and 1.50%; 3.35% and 2.25%; and 0.98% and
0.95%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual                    Dow Jones Wilshire
                Heitman REIT     S&P 500      Real Estate
                Fund, Class Z    Index        Securities Index
     3/98        10,000          10,000         10,000
     3/99         7,941          11,846          8,031
     3/00         8,385          13,971          8,281
     3/01        10,064          10,943         10,421
     3/02        12,605          10,969         12,683
     3/03        11,883           8,253         12,059
     3/04        18,072          11,152         18,348
     3/05        20,053          11,898         20,608
     3/06        27,567          13,293         28,976
     3/07        32,858          14,866         35,341
     3/08        26,648          14,111         28,649


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in unmanaged securities indexes on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Regional Malls                           17.1%
Apartments                               14.9%
Office Property                          14.7%
Shopping Centers                         12.1%
Warehouse/Industr                         9.6%
Health Care                               8.9%
Diversified                               7.5%
Hotels                                    5.5%
Storage                                   4.8%
Real Estate Operation/Development         2.6%
Cash Equivalents                          2.3%

OLD MUTUAL HEITMAN REIT FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 97.7%
Real Estate Operation/Development - 2.6%
Brookfield Properties                        137,945    $      2,664
                                                        _____________

Total Real Estate Operation/Development                        2,664
_____________________________________________________________________

REITs-Apartments - 14.9%
American Campus Communities                   37,600           1,029
AvalonBay Communities                         50,003           4,826
Camden Property Trust                         22,724           1,141
Equity Residential                           109,677           4,550
Essex Property Trust                          34,425           3,924
                                                        -------------

Total REITs-Apartments                                        15,470
---------------------------------------------------------------------

REITs-Diversified - 7.6%
Digital Realty Trust                          55,246           1,961
Vornado Realty Trust                          68,366           5,894
                                                        -------------

Total REITs-Diversified                                        7,855
---------------------------------------------------------------------

REITs-Health Care - 8.9%
HCP                                           34,200           1,156
Health Care REIT                              50,815           2,293
Nationwide Health Properties                  72,706           2,454
Ventas                                        75,570           3,394
                                                        _____________

Total REITs-Health Care                                        9,297
_____________________________________________________________________

REITs-Hotels - 5.5%
DiamondRock Hospitality                       90,757           1,150
Host Hotels & Resorts                        243,547           3,877
LaSalle Hotel Properties                      25,399             730
                                                        _____________

Total REITs-Hotels                                             5,757
_____________________________________________________________________

REITs-Office Property - 14.7%
Boston Properties                             51,616           4,752
BioMed Realty Trust                           97,168           2,321
Highwoods Properties                          66,690           2,072
Kilroy Realty                                 48,962           2,404
SL Green Realty                               45,359           3,695
                                                        -------------

Total REITs-Office Property                                   15,244
---------------------------------------------------------------------

REITs-Regional Malls - 17.0%
General Growth Properties                     94,445           3,605
Macerich                                      29,300           2,059
Simon Property Group                         100,203           9,310
Taubman Centers                               53,102           2,767
                                                        -------------

Total REITs-Regional Malls                                    17,741
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

REITs-Shopping Centers - 12.1%
Acadia Realty Trust                           51,633    $      1,247
Federal Realty Investment                     47,020           3,665
Kimco Realty                                  64,460           2,525
Kite Realty Group Trust                       66,314             928
Regency Centers                               56,673           3,670
Tanger Factory Outlet Centers                 13,200             508
                                                        -------------

Total REITs-Shopping Centers                                  12,543
_____________________________________________________________________

REITs-Storage - 4.8%
Public Storage                                55,876           4,952
                                                        -------------

Total REITs-Storage                                            4,952
---------------------------------------------------------------------

REITs-Warehouse/Industrial - 9.6%
Prologis                                      99,147           5,836
AMB Property                                  75,961           4,134
                                                        -------------

Total REITs-Warehouse/Industrial                               9,970
                                                        -------------

Total Common Stock (Cost $84,655)                            101,493
_____________________________________________________________________

Money Market Fund - 2.3%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       2,431,765           2,432
                                                        -------------

Total Money Market Fund (Cost $2,432)                          2,432
---------------------------------------------------------------------

Total Investments - 100.0% (Cost $87,087)                    103,925
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.0)%                       (32)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $    103,893
---------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL LARGE CAP FUND
-------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.


Performance Highlights

o For the one-year period ended March 31, 2008, the Old Mutual Large Cap Fund's Class Z shares posted a (2.73)% loss outperforming the (5.08)% loss of its benchmark, the S&P 500 Index.

o From a sector perspective, stock selection in financials and industrials contributed positively to the Fund's performance during the period as did an overweight in the materials sector.

o On the other side of the equation, an underweight in energy and stock selection in information technology and consumer discretionary detracted from the Fund's gains.

o Top performing stock holdings included Sterlite Industries, Berkshire Hathaway (no longer a Fund holding) and Aflac (no longer a Fund holding).

o    Among  the  stocks  that  detracted  most  from   performance  were  analog
     semiconductor manufacturer Maxim Integrated Products, insurance company American International Group and cable provider Comcast.

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the Old Mutual Large Cap Fund's (the "Fund") Class Z shares posted a (2.73)% loss, outperforming the (5.08)% loss of its benchmark, the S&P 500 Index. Performance for all share classes can be found on page 69.

Q.   What investment environment did the Fund face during the past year?

A. Several themes emerged during the period, but two seemed to dominate market sentiment. First, the continued strength of gross domestic product growth in emerging market countries led to continued strong interest from market participants. Market segments associated with emerging-market strength (basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings) saw steadfast interest throughout the period, leading to outperformance of momentum-oriented strategies. Second, the housing market downturn and dislocation in the mortgage market caused a sharp increase in volatility in the latter half of 2007 and into 2008. Recognition of trouble in the mortgage market was followed by a general decreased willingness for market participants to adequately price a wide range of previously liquid financial instruments (for example, commercial paper and asset-backed securities), leading to a credit crunch that severely disrupted all markets. A series of interventions by the Federal Reserve Board starting in mid-September, while not completely stabilizing credit markets, helped calm nerves temporarily. But as the period came to an end, credit, housing and liquidity once again took center stage as a number of large financial institutions saw dramatic write-downs in the value of their portfolio assets, and market confidence in even the largest and most diversified financial institutions was severely shaken. By the end of the period, market participants seemed to believe that the credit and housing turmoil of 2007 would lead to an overall economic slowdown in 2008. Overall, growth stock indexes dramatically outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers.

Q.   Which market factors influenced the Fund's relative performance?

A. Though stock-specific factors, rather than macroeconomic themes, generally account for the Fund's relative results, a few more generalized factors drove some performance divergence during the year. Stock price momentum was an overwhelming driver of performance. Although Liberty Ridge Capital, Inc. ("Liberty Ridge") analyzes near-term dynamics as part of the firm's investment process, the Fund was somewhat underexposed to segments that were most rewarded by momentum this year, specifically companies with highly cyclical earnings streams coupled with emerging markets exposure. Conversely, the Fund largely avoided exposure to companies directly exposed to the faltering housing and credit markets.

Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, stock selection in financials and industrials contributed positively to the Fund's performance during the period as did an overweight in the materials sector. On the other side of the equation, an underweight in energy and stock selection in information technology and consumer discretionary detracted from the Fund's gains. Within the industrials sector, Sterlite Industries, an Indian mining company, contributed positively to performance. The company was undervalued relative to its peers with direct Indian infrastructure development exposure at its initial public offering. In the financials sector, companies such as Berkshire Hathaway (no longer a Fund holding) and Aflac (no longer a Fund holding) also contributed positively to the Fund's returns. Berkshire Hathaway, an insurance-based conglomerate, produced robust performance due to its strong balance sheet, the firm's avoidance of mortgage- and other credit-related exposure, and solid operational and investment performance. Aflac, a life and health insurance company, produced strong performance due to the fact that its core business is primarily non-U.S. based


                                                                  Large Cap Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.


Top Ten Holdings
as of March 31, 2008

Maxim Integrated Products          7.1%
------------------------------------------
General Electric                   5.3%
------------------------------------------
El Paso                            4.7%
------------------------------------------
American International Group       4.3%
------------------------------------------
Allstate                           4.1%
------------------------------------------
E.I. du Pont de Nemours            4.0%
------------------------------------------
Kraft Foods, Cl A                  4.0%
------------------------------------------
Comcast, Special Cl A              3.8%
------------------------------------------
Microsoft                          3.6%
------------------------------------------
Pfizer                             3.6%
------------------------------------------
As a % of Total
Fund Investments                   44.5%
------------------------------------------


     and remained relatively unexposed to the credit crunch that ailed the financial industry throughout the period. Among the stocks that detracted most from performance were analog semiconductor manufacturer Maxim Integrated Products, insurance company American International Group and cable provider Comcast. Maxim Integrated Products, an information technology holding, suffered due to delays in filing financial statements and a general slowdown in semiconductor demand. Financials holding American International Group's investment portfolio and one operational unit were affected negatively by write-downs due to mortgage and credit market turmoil exposure. Comcast, a consumer discretionary stock, was hurt by a focus among investors on weak near-term subscriber growth and a lack of positive catalysts.

Q.   What is the investment outlook for the large-cap equity market?

A. Liberty Ridge notes that the markets seem to be returning to industries and sectors that have posted the worst operating results and are given the most tenuous outlooks, trying to price-in the eventual recovery of highly levered financial institutions, homebuilders, auto manufacturers and other businesses exposed to the current credit crunch and consumer slowdown. The sub-advisor believes the next six to twelve months will be a reevaluation period for many of the most levered equities resulting in a further downturn that is reflective of diminished growth prospects and increased risk. Liberty Ridge does not, however, believe the economy will turn sharply toward the negative, as many headlines trumpet. As investors regain faith in the overall trajectory of the U.S. and world economies, Liberty Ridge expects they will rotate back to long-ignored equities with solid cash balances, reasonable debt levels and solid growth prospects. The sub-advisor expects volatility to remain elevated over the next two months as companies announce first-quarter 2008 results and work to temper expectations for the remainder of 2008. If the market reacts poorly to earnings outlooks, Liberty Ridge expects to continue moving the Fund's portfolio into growth names that Liberty Ridge believes have strong prospects for growth but are temporarily depressed. In uncertain times, opportunity may exist to build positions in high quality business franchises at prices that help to offset risk in the sub-advisor's view. Liberty Ridge continues to focus on finding companies it believes will perform well regardless of short-term macroeconomic preoccupations and believes a long-term outlook rewards investors over time.

     At a meeting of shareholders held on April 22, 2008, the Fund's shareholders voted to approve a proposal to reclassify shares of the Fund into shares of the Old Mutual Focused Fund. The reclassification was effective on or about April 25, 2008, at which time all the assets and liabilities of the Fund became the assets and liabilities of the Old Mutual Focused Fund.


Large Cap Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
-------------------------------------------------------------------------------------------------------------------
                                                      Annualized      Annualized      Annualized      Annualized
                           Inception      One Year      3 Year          5 Year          10 Year        Inception
                              Date         Return       Return          Return          Return          to Date
-------------------------------------------------------------------------------------------------------------------
Class Z                     12/31/96       (2.73)%       7.50%          10.17%           6.44%          8.99%
Class A with load           09/30/03       (8.57)%       5.11%            n/a             n/a           5.93%
Class A without load        09/30/03       (3.02)%       7.21%            n/a             n/a           7.34%
Class C with load           09/30/03       (4.86)%       6.34%            n/a             n/a           6.51%
Class C without load        09/30/03       (3.90)%       6.34%            n/a             n/a           6.51%
Institutional Class         12/20/06 (1)   (2.59)%        n/a             n/a             n/a          (3.50)%
S&P 500 Index               12/31/96       (5.08)%       5.85%          11.32%           3.50%          6.85%
-------------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.22% and 1.15%; 4.48% and 1.40%; 7.38% and 2.15%; and 0.83% and
0.83%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Large Cap Fund,
                Class Z               S&P 500 Index
     3/98        10,000                 10,000
     3/99        12,029                 11,846
     3/00        13,743                 13,971
     3/01        16,550                 10,943
     3/02        15,911                 10,969
     3/03        11,498                  8,253
     3/04        14,625                 11,152
     3/05        15,025                 11,898
     3/06        16,356                 13,293
     3/07        19,189                 14,866
     3/08        18,665                 14,111


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology           25.6%
Financials                       16.5%
Health Care                      14.2%
Industrials                      10.5%
Consumer Staples                 10.1%
Materials                         6.8%
Energy                            6.7%
Consumer Discretionary            5.6%
Cash Equivalents                  2.3%
Telecommunication Services        1.7%

OLD MUTUAL LARGE CAP FUND - concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 98.9%
Applications Software - 3.7%
Microsoft                                     78,880    $      2,239
                                                        -------------

Total Applications Software                                    2,239
---------------------------------------------------------------------

Brewery - 1.0%
Anheuser-Busch                                13,000             617
                                                        -------------

Total Brewery                                                    617
---------------------------------------------------------------------

Cable TV - 5.7%
Comcast, Special Cl A*                       126,130           2,393
Time Warner Cable, Cl A*                      44,300           1,107
                                                        _____________

Total Cable TV                                                 3,500
_____________________________________________________________________

Chemicals-Diversified - 4.1%
E.I. du Pont de Nemours                       53,610           2,507
                                                        -------------

Total Chemicals-Diversified                                    2,507
---------------------------------------------------------------------

Commercial Services-Finance - 0.2%
Visa, Cl A*                                    1,853             115
                                                        -------------

Total Commercial Services-Finance                                115
---------------------------------------------------------------------

Computers - 1.6%
Dell*                                         47,830             953
                                                        -------------

Total Computers                                                  953
---------------------------------------------------------------------

Computers-Memory Devices - 3.5%
EMC*                                         148,780           2,133
                                                        -------------

Total Computers-Memory Devices                                 2,133
---------------------------------------------------------------------

Diversified Manufacturing Operations - 8.3%
3M                                            22,250           1,761
General Electric                              89,220           3,302
                                                        _____________

Total Diversified Manufacturing Operations                     5,063
_____________________________________________________________________

Electronic Components-Miscellaneous - 0.9%
Tyco Electronics                              14,975             514
                                                        _____________

Total Electronic Components-Miscellaneous                        514
_____________________________________________________________________

Finance-Credit Card - 1.2%
American Express                              17,180             751
                                                        _____________

Total Finance-Credit Card                                        751
_____________________________________________________________________

Finance-Investment Banker/Broker - 5.3%
Goldman Sachs Group                            8,060           1,333
Morgan Stanley                                42,540           1,944
                                                        -------------

Total Finance-Investment Banker/Broker                         3,277
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 6.1%
General Mills                                 21,240           1,272
Kraft Foods, Cl A                             80,530           2,497
                                                        -------------

Total Food-Miscellaneous/Diversified                           3,769
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Internet Security - 2.0%
Symantec*                                     74,127    $      1,232
                                                        _____________

Total Internet Security                                        1,232
_____________________________________________________________________

Medical Instruments - 2.0%
Medtronic                                     25,690           1,243
                                                        _____________

Total Medical Instruments                                      1,243
_____________________________________________________________________

Medical-Biomedical/Genetic - 2.2%
Amgen*                                        32,600           1,362
                                                        _____________

Total Medical-Biomedical/Genetic                               1,362
---------------------------------------------------------------------

Medical-Drugs - 8.8%
Pfizer                                       106,620           2,231
Schering-Plough                              121,840           1,756
Wyeth                                         34,120           1,425
                                                        -------------

Total Medical-Drugs                                            5,412
---------------------------------------------------------------------

Medical-Generic Drugs - 1.3%
Teva Pharmaceutical Industries ADR            17,750             820
                                                        -------------

Total Medical-Generic Drugs                                      820
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.9%
Sterlite Industries ADR*                      31,430             560
                                                        -------------

Total Metal Processors & Fabricators                             560
---------------------------------------------------------------------

Metal-Aluminum - 1.8%
Alcoa                                         31,260           1,127
                                                        -------------

Total Metal-Aluminum                                           1,127
---------------------------------------------------------------------

Multi-Line Insurance - 10.1%
Allstate                                      53,450           2,569
American International Group                  61,330           2,652
Hartford Financial Services Group             13,200           1,000
                                                        -------------

Total Multi-Line Insurance                                     6,221
---------------------------------------------------------------------

Networking Products - 3.0%
Cisco Systems*                                76,980           1,854
                                                        -------------

Total Networking Products                                      1,854
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 2.4%
Waste Management                              44,630           1,498
                                                        -------------

Total Non-Hazardous Waste Disposal                             1,498
---------------------------------------------------------------------

Oil Companies-Integrated - 2.0%
ConocoPhillips                                16,400           1,250
                                                        -------------

Total Oil Companies-Integrated                                 1,250
---------------------------------------------------------------------

Pipelines - 4.7%
El Paso                                      174,700           2,907
                                                        _____________

Total Pipelines                                                2,907
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Drug Store - 3.1%
Walgreen                                     49,250     $      1,876
                                                        -------------

Total Retail-Drug Store                                        1,876
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 7.1%
Maxim Integrated Products                    215,090           4,386
                                                        -------------

Total Semiconductor Components-Integrated Circuits             4,386
---------------------------------------------------------------------

Telephone-Integrated - 1.7%
Verizon Communications                        28,890           1,053
                                                        -------------

Total Telephone-Integrated                                     1,053
---------------------------------------------------------------------

Web Portals/ISP - 1.9%
Google, Cl A*                                  2,590           1,141
                                                        -------------

Total Web Portals/ISP                                          1,141
---------------------------------------------------------------------

Wireless Equipment - 2.3%
Qualcomm                                      33,600           1,378
                                                        -------------

Total Wireless Equipment                                       1,378
                                                        -------------

Total Common Stock (Cost $62,502)                             60,758
---------------------------------------------------------------------

Money Market Fund - 2.3%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       1,433,435           1,433
                                                        -------------

Total Money Market Fund (Cost $1,433)                          1,433
---------------------------------------------------------------------

Total Investments - 101.2% (Cost $63,935)                     62,191
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (1.2)%                      (737)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $     61,454
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC


Performance Highlights

o For the one-year period ended March 31, 2008, the Old Mutual Large Cap Growth Fund outperformed its benchmark, the Russell 1000(R) Growth Index. The Fund's Class Z shares posted a 2.22% gain versus a decline of (0.75)% for the Index.

o Stock selection in the energy, health care and consumer discretionary sectors contributed positively to the Fund's relative performance during the period while stock selection in information technology, an underweight in consumer staples and stock selection in industrials detracted from performance.

o Among the individual stocks that contributed to the Fund's performance during the period were Monsanto, the world's largest seed producer; Apple, a computer hardware manufacturer; and Jacobs Engineering Group, a technical, professional and construction services provider.

o    Detractors  from  performance   during  the  period  included   information
     technology   holding   Microsoft,   financials   stock  Merrill  Lynch  and
     industrials holding Siemens AG (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the Old Mutual Large Cap Growth Fund (the "Fund") outperformed its benchmark, the Russell 1000(R) Growth Index (the "Index"). The Fund's Class Z shares posted a 2.22% gain versus a decline of (0.75)% for the Index. Performance for all share classes can be found on page 74.

Q.   What investment environment did the Fund face during the past year?

A. Financial markets remained volatile during the period as investors contended with falling profits, a weaker housing market, job losses, higher inflation and a credit crisis. Equity markets were weak across the board, without regard to market capitalization, investment style or region. Despite concerns about growth, commodities surged for much of the period as dollar weakness persisted.

Q.   Which market factors influenced the Fund's relative performance?

A. For much of the period as the economy began to weaken, the market looked favorably on companies with solid earnings growth. However, that sentiment changed at the end of 2007 as investors became considerably more risk averse and failed to reward companies that managed to report solid earnings.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection in the energy, health care and consumer discretionary sectors contributed positively to the Fund's relative performance during the period while stock selection in information technology, an underweight in consumer staples and stock selection in industrials detracted from performance.

     Among the individual stocks that contributed to the Fund's performance during the period were Monsanto, the world's largest seed producer; Apple, a computer hardware manufacturer; and Jacobs Engineering Group, a technical, professional and construction services provider. Within the materials sector, Monsanto raised its 2008 outlook as the firm's products began to take hold in countries that were previously a challenge to enter. Higher grain prices forced farmers to better protect their crops, increasing demand for Monsanto's weed killer and its genetically modified corn and soybeans. Apple, an information technology holding, benefited from the launch of new, innovative products such as the iPhone. Industrials holding Jacobs Engineering Group's stock rose after reporting a strong first quarter given the strength in the engineering market, along with Jacobs' diversified business model and strong client market share.
     Detractors from performance during the period included information technology holding Microsoft, financials stock Merrill Lynch and industrials holding Siemens AG (no longer a Fund holding). Microsoft, the world's largest software maker, was negatively impacted by the announcement that the company would bid for Yahoo!. Global investment services provider Merrill Lynch was negatively impacted by asset write downs due to its subprime loan portfolio as well as lower investment banking revenues during the period. Siemens AG, Europe's largest engineering company, cut earnings estimates after a review of its orders revealed that improper accounting of costs totaling $1.42 billion would reduce earnings by a significant margin.

Q.   What is the investment outlook for the large-cap growth equity market?

A. Ashfield Capital Partners, LLC ("Ashfield") expects domestic earnings growth to slow in 2008, making companies that can sustain earnings relatively more attractive. The firm believes this will extend large-cap growth stocks' recent popularity. Many large- cap growth companies receive more than half of their profits from overseas and most are not debt-dependent because of their size and international scope. As the economic situation in the U.S. potentially stabilizes, Ashfield believes these companies will garner premium pricing and provide market leadership.


Large Cap Growth Fund

     While a number of key indicators were flashing signals suggesting that the economy may slip into a recession at the end of the period, Turner Investment Partners, LLC ("Turner") believes it is still possible that a recession may not occur. If one does materialize, however, Turner expects it to be brief and shallow, especially in light of the government's professed resolve to administer a solid dose of fiscal and monetary stimulus to the economy. Turner believes that the stock market may have already largely discounted the worst and that corporate earnings, in aggregate, may rise in 2008, although the firm notes that earnings estimates are likely to be reduced in the near term.

     Other reasons for the firm's optimism include healthy earnings outside of the financial services sector, strong corporate balance sheets, and unemployment claims that remain low relative to past challenging economic times. Additionally, the firm points out that growth stocks remain inexpensive when their valuations are compared to those of value stocks. Overall, Turner believes these factors should help provide a supportive backdrop for stocks for the remainder of 2008.

     At a meeting of shareholders held on April 22, 2008, the Fund's shareholders voted to approve a proposal to reclassify shares of the Fund into shares of the Old Mutual Large Cap Growth Concentrated Fund. The reclassification was effective on or about April 25, 2008, at which time all the assets and liabilities of the Fund became the assets and liabilities of the Old Mutual Large Cap Growth Concentrated Fund.


Top Ten Holdings
as of March 31, 2008

Monsanto                            2.9%
-------------------------------------------
General Electric                    2.9%
-------------------------------------------
Cisco Systems                       2.8%
-------------------------------------------
Qualcomm                            2.4%
-------------------------------------------
State Street                        2.0%
-------------------------------------------
Apple                               2.0%
-------------------------------------------
Coca-Cola                           1.7%
-------------------------------------------
Becton Dickinson                    1.7%
-------------------------------------------
International Business
Machines                            1.6%
-------------------------------------------
America Movil, Ser L ADR            1.6%
-------------------------------------------
As a % of Total
Fund Investments                   21.6%
-------------------------------------------


                                                           Large Cap Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                          Inception   One Year          3 Year          5 Year          10 Year        Inception
                                            Date        Return          Return          Return          Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                   04/05/95       2.22%          7.57%            9.62%           4.30%          10.39%
Class A with load                         07/31/03      (3.91)%         5.20%             n/a             n/a            5.36%
Class A without load                      07/31/03       1.94%          7.30%             n/a             n/a            6.70%
Class C with load                         07/31/03       0.15%          6.49%             n/a             n/a            5.90%
Class C without load                      07/31/03       1.15%          6.49%             n/a             n/a            5.90%
Institutional Class                       12/20/06 (1)   2.52%           n/a              n/a             n/a            2.07%
Russell 1000(R) Growth Index              04/05/95      (0.75)%         6.33%            9.96%           1.28%           7.68%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.43% and 1.25%; 4.49% and 1.50%; 7.59% and 2.25%; and 0.93% and
0.93%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Large Cap Growth   Russell 1000 (R)
                Fund, Class Z      Growth Index
     3/98        10,000             10,000
     3/99        11,590             12,811
     3/00        23,018             17,183
     3/01        14,604              9,842
     3/02        12,544              9,646
     3/03         9,630              7,064
     3/04        12,627              9,338
     3/05        12,244              9,446
     3/06        14,553             10,688
     3/07        14,910             11,442
     3/08        15,242             11,356


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology           23.4%
Health Care                      15.4%
Industrials                      13.9%
Financials                       11.4%
Energy                           11.0%
Consumer Discretionary            8.8%
Consumer Staples                  6.4%
Materials                         4.9%
Telecommunication Services        2.7%
Cash Equivalents                  1.4%
Utilities                         0.7%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 99.4%
Aerospace/Defense - 0.7%
Boeing                                         6,500    $        483
                                                        -------------

Total Aerospace/Defense                                          483
---------------------------------------------------------------------

Agricultural Chemicals - 3.4%
Monsanto                                      19,020           2,121
Mosaic*                                        3,230             331
                                                        _____________

Total Agricultural Chemicals                                   2,452
_____________________________________________________________________

Applications Software - 1.1%
Microsoft                                     29,500             837
                                                        _____________

Total Applications Software                                      837
_____________________________________________________________________

Athletic Footwear - 1.1%
Nike, Cl B                                    11,790             802
                                                        _____________

Total Athletic Footwear                                          802
_____________________________________________________________________

Beverages-Non-Alcoholic - 2.6%
Coca-Cola                                     20,860           1,270
PepsiCo                                        8,785             634
                                                        _____________

Total Beverages-Non-Alcoholic                                  1,904
_____________________________________________________________________

Brewery - 1.0%
Fomento Economico Mexicano ADR                 8,430             352
Molson Coors Brewing, Cl B                     7,360             387
                                                        -------------

Total Brewery                                                    739
---------------------------------------------------------------------

Building-Residential/Commercial - 0.5%
NVR*                                             630             376
                                                        -------------

Total Building-Residential/Commercial                            376
---------------------------------------------------------------------

Casino Services - 1.3%
International Game Technology                 23,520             946
                                                        _____________

Total Casino Services                                            946
---------------------------------------------------------------------

Cellular Telecommunications - 2.1%
America Movil, Ser L ADR                      18,300           1,166
Millicom International Cellular*               3,950             373
                                                        _____________

Total Cellular Telecommunications                              1,539
---------------------------------------------------------------------

Coal - 0.7%
Consol Energy                                  7,520             520
                                                        -------------

Total Coal                                                       520
---------------------------------------------------------------------

Commercial Services-Finance - 0.4%
Visa, Cl A*                                    4,970             310
                                                        -------------

Total Commercial Services-Finance                                310
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Computer Services - 0.5%
Cognizant Technology Solutions, Cl A*         12,320    $        355
                                                        _____________

Total Computer Services                                          355
_____________________________________________________________________

Computers - 5.4%
Apple*                                        10,390           1,491
Hewlett-Packard                               14,600             667
International Business Machines               10,555           1,215
Research In Motion*                            5,400             606
                                                        -------------

Total Computers                                                3,979
---------------------------------------------------------------------

Consulting Services - 1.1%
Accenture, Cl A                               22,900             805
                                                        -------------

Total Consulting Services                                        805
---------------------------------------------------------------------

Containers-Metal/Glass - 0.4%
Owens-Illinois*                                4,850             274
                                                        -------------

Total Containers-Metal/Glass                                     274
---------------------------------------------------------------------

Cosmetics & Toiletries - 2.2%
Colgate-Palmolive                              8,080             630
Procter & Gamble                              13,900             974
                                                        -------------

Total Cosmetics & Toiletries                                   1,604
---------------------------------------------------------------------

Data Processing/Management - 0.1%
Fiserv*                                          860              41
                                                        -------------

Total Data Processing/Management                                  41
---------------------------------------------------------------------

Disposable Medical Products - 0.9%
C.R. Bard                                      7,200             694
                                                        -------------

Total Disposable Medical Products                                694
---------------------------------------------------------------------

Diversified Manufacturing Operations - 4.9%
Danaher                                        6,300             479
General Electric                              57,230           2,118
Illinois Tool Works                           14,300             690
SPX                                            2,840             298
                                                        -------------

Total Diversified Manufacturing Operations                     3,585
_____________________________________________________________________

E-Commerce/Services - 1.3%
eBay*                                         22,600             674
Priceline.com*                                 2,250             272
                                                        -------------

Total E-Commerce/Services                                        946
_____________________________________________________________________

Electric Products-Miscellaneous - 0.6%
Emerson Electric                               8,600             443
                                                        -------------

Total Electric Products-Miscellaneous                            443
_____________________________________________________________________

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electric-Integrated - 0.8%
Constellation Energy Group                     6,250    $        552
                                                        -------------

Total Electric-Integrated                                        552
---------------------------------------------------------------------

Electronic Components-Semiconductors - 2.8%
Intel                                         43,200             915
MEMC Electronic Materials*                     2,950             209
Microchip Technology                           6,000             196
Texas Instruments                             27,000             763
                                                        -------------

Total Electronic Components-Semiconductors                     2,083
_____________________________________________________________________

Energy-Alternate Sources - 0.6%
First Solar*                                   1,790             414
                                                        -------------

Total Energy-Alternate Sources                                   414
_____________________________________________________________________

Engineering/R&D Services - 2.8%
ABB ADR                                       19,100             514
Jacobs Engineering Group*                     13,800           1,016
McDermott International*                       9,000             493
                                                        _____________

Total Engineering/R&D Services                                 2,023
_____________________________________________________________________

Engines-Internal Combustion - 0.5%
Cummins                                        7,270             340
                                                        -------------

Total Engines-Internal Combustion                                340
_____________________________________________________________________

Entertainment Software - 1.3%
Activision*                                   10,650             291
Electronic Arts*                              13,150             656
                                                        -------------

Total Entertainment Software                                     947
_____________________________________________________________________

Fiduciary Banks - 2.7%
Northern Trust                                 7,350             489
State Street                                  18,975           1,500
                                                        -------------

Total Fiduciary Banks                                          1,989
_____________________________________________________________________

Finance-Investment Banker/Broker - 1.6%
Charles Schwab                                32,060             604
Goldman Sachs Group                            3,450             571
                                                        -------------

Total Finance-Investment Banker/Broker                         1,175
---------------------------------------------------------------------

Finance-Other Services - 0.9%
CME Group                                      1,350             633
                                                        -------------

Total Finance-Other Services                                     633
_____________________________________________________________________

Industrial Audio & Video Products - 0.1%
Dolby Laboratories, Cl A*                      2,740              99
                                                        -------------

Total Industrial Audio & Video Products                           99
---------------------------------------------------------------------

Industrial Automation/Robot - 1.2%
Rockwell Automation                           15,400             884
                                                        -------------

Total Industrial Automation/Robot                                884
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Industrial Gases - 1.2%
Praxair                                       10,670    $        899
                                                        -------------

Total Industrial Gases                                           899
---------------------------------------------------------------------

Instruments-Scientific - 1.2%
Thermo Fisher Scientific*                     14,870             845
                                                        _____________

Total Instruments-Scientific                                     845
---------------------------------------------------------------------

Internet Infrastructure Software - 0.2%
Akamai Technologies*                           4,550             128
                                                        -------------

Total Internet Infrastructure Software                           128
---------------------------------------------------------------------

Internet Security - 0.3%
VeriSign*                                      7,280             242
                                                        -------------

Total Internet Security                                          242
_____________________________________________________________________

Investment Management/Advisory Services - 3.0%
Blackrock                                      2,230             455
Franklin Resources                             7,385             716
T Rowe Price Group                            20,950           1,048
                                                        -------------

Total Investment Management/Advisory Services                  2,219
---------------------------------------------------------------------

Life/Health Insurance - 1.4%
Aflac                                          9,870             641
Manulife Financial                             9,800             372
                                                        _____________

Total Life/Health Insurance                                    1,013
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.4%
Terex*                                         4,800             300
                                                        -------------

Total Machinery-Construction & Mining                            300
_____________________________________________________________________

Machinery-Farm - 1.6%
AGCO*                                          6,600             395
Deere                                          9,250             744
                                                        -------------

Total Machinery-Farm                                           1,139
_____________________________________________________________________

Medical Instruments - 0.5%
Intuitive Surgical*                            1,130             367
                                                        -------------

Total Medical Instruments                                        367
_____________________________________________________________________

Medical Products - 5.0%
Baxter International                          11,160             645
Becton Dickinson                              14,190           1,218
Johnson & Johnson                             13,940             904
Stryker                                        7,400             481
Zimmer Holdings*                               5,570             434
                                                        -------------

Total Medical Products                                         3,682
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 2.5%
Amgen*                                        15,700    $        656
Genentech*                                    10,150             824
Genzyme*                                       4,870             363
                                                        _____________

Total Medical-Biomedical/Genetic                               1,843
_____________________________________________________________________

Medical-Drugs - 1.8%
Abbott Laboratories                           16,000             882
Allergan                                       7,640             431
                                                        -------------

Total Medical-Drugs                                            1,313
_____________________________________________________________________

Medical-Generic Drugs - 0.4%
Teva Pharmaceutical Industries ADR             5,600             259
                                                        -------------

Total Medical-Generic Drugs                                      259
_____________________________________________________________________

Medical-HMO - 1.0%
Aetna                                         18,100             762
                                                        -------------

Total Medical-HMO                                                762
---------------------------------------------------------------------

Networking Products - 2.8%
Cisco Systems*                                85,230           2,053
                                                        -------------

Total Networking Products                                      2,053
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 2.1%
Range Resources                                6,170             391
Southwestern Energy*                          11,940             402
XTO Energy                                    11,942             739
                                                        _____________

Total Oil Companies-Exploration & Production                   1,532
_____________________________________________________________________

Oil Companies-Integrated - 1.8%
Murphy Oil                                     5,200             427
Petroleo Brasileiro ADR                        9,040             923
                                                        -------------

Total Oil Companies-Integrated                                 1,350
_____________________________________________________________________

Oil Field Machinery & Equipment - 2.0%
Cameron International*                        23,180             965
National Oilwell Varco*                        8,000             467
                                                        -------------

Total Oil Field Machinery & Equipment                          1,432
---------------------------------------------------------------------

Oil-Field Services - 3.9%
Halliburton                                   20,600             810
Schlumberger                                   5,100             444
Smith International                           10,900             700
Weatherford International*                    11,940             865
                                                        _____________

Total Oil-Field Services                                       2,819
_____________________________________________________________________

Pharmacy Services - 0.8%
Express Scripts*                               8,900             572
                                                        _____________

Total Pharmacy Services                                          572
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Pipelines - 0.6%
Williams                                      12,910    $        426
                                                        _____________

Total Pipelines                                                  426
---------------------------------------------------------------------

Property/Casualty Insurance - 0.8%
Chubb                                         11,660             577
                                                        _____________

Total Property/Casualty Insurance                                577
---------------------------------------------------------------------

REITs-Storage - 0.2%
Public Storage                                 1,660             147
                                                        -------------

Total REITs-Storage                                              147
---------------------------------------------------------------------

Retail-Apparel/Shoe - 2.1%
Coach*                                        11,070             334
Guess ?                                       16,040             649
Nordstrom                                      9,080             296
Urban Outfitters*                              8,810             276
                                                        -------------

Total Retail-Apparel/Shoe                                      1,555
---------------------------------------------------------------------

Retail-Building Products - 0.5%
Lowe's                                        15,180             348
                                                        -------------

Total Retail-Building Products                                   348
---------------------------------------------------------------------

Retail-Computer Equipment - 0.5%
GameStop, Cl A*                                7,630             395
                                                        _____________

Total Retail-Computer Equipment                                  395
---------------------------------------------------------------------

Retail-Discount - 0.4%
TJX                                            8,460             280
                                                        _____________

Total Retail-Discount                                            280
---------------------------------------------------------------------

Retail-Drug Store - 0.6%
CVS Caremark                                  10,360             420
                                                        -------------

Total Retail-Drug Store                                          420
_____________________________________________________________________

Retail-Jewelry - 0.7%
Tiffany                                       11,700             490
                                                        -------------

Total Retail-Jewelry                                             490
_____________________________________________________________________

Retail-Restaurants - 1.4%
Chipotle Mexican Grill, Cl A*                  2,870             326
McDonald's                                    12,300             686
                                                        -------------

Total Retail-Restaurants                                       1,012
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - 0.2%
People's United Financial                      8,530             148
                                                        -------------

Total S&L/Thrifts-Eastern US                                     148
---------------------------------------------------------------------

Semiconductor Equipment - 1.1%
Applied Materials                             41,290             806
                                                        -------------

Total Semiconductor Equipment                                    806
---------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Super-Regional Banks-US - 0.7%
PNC Financial Services Group                   7,360    $        483
                                                        -------------

Total Super-Regional Banks-US                                    483
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 1.2%
Corning                                       37,690             906
                                                        -------------

Total Telecommunications Equipment-Fiber Optics                  906
---------------------------------------------------------------------

Telephone-Integrated - 0.6%
Tele Norte Leste Participacoes ADR            17,640             468
                                                        -------------

Total Telephone-Integrated                                       468
---------------------------------------------------------------------

Therapeutics - 1.4%
BioMarin Pharmaceuticals*                      3,890             138
Gilead Sciences*                              17,090             881
                                                        -------------

Total Therapeutics                                             1,019
---------------------------------------------------------------------

Transport-Rail - 0.5%
Union Pacific                                  3,150             395
                                                        -------------

Total Transport-Rail                                             395
---------------------------------------------------------------------

Transport-Services - 0.4%
Expeditors International Washington            5,850             264
                                                        -------------

Total Transport-Services                                         264
---------------------------------------------------------------------

Web Portals/ISP - 0.9%
Google, Cl A*                                  1,575             694
                                                        -------------

Total Web Portals/ISP                                            694
---------------------------------------------------------------------

Wireless Equipment - 3.1%
Nokia ADR                                     16,200             516
Qualcomm                                      42,840           1,756
                                                        -------------

Total Wireless Equipment                                       2,272
                                                        -------------

Total Common Stock (Cost $65,535)                             72,647
---------------------------------------------------------------------

Money Market Fund - 1.4%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       1,006,947           1,007
                                                        -------------

Total Money Market Fund (Cost $1,007)                          1,007
---------------------------------------------------------------------

Total Investments - 100.8% (Cost $66,542)                     73,654
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.8)%                      (562)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $     73,092
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC


Performance Highlights

o For the one-year period ended March 31, 2008, the 3.45% gain for the Class Z shares of the Old Mutual Large Cap Growth Concentrated Fund outpaced the return of its benchmark, the Russell 1000(R) Growth Index, which declined by (0.75)%.

o Stock selection in the health care, materials and industrials sectors contributed positively to the Fund's relative performance during the period while stock selection in information technology and consumer staples and an overweight in telecommunication services detracted from performance.

o Among the individual stocks that contributed to the Fund's performance during the period were Monsanto, the world's largest seed producer; Apple, a computer hardware manufacturer; and SunPower (no longer a Fund holding), a solar panel producer.

o Detractors from performance during the period included information technology holding VMware (no longer a Fund holding) and consumer discretionary stocks Marriott International (no longer a Fund holding) and Coach.

Q.   How did the Fund perform relative to its benchmark(s)?

A. For the one-year period ended March 31, 2008, the 3.45% gain for the Class Z shares of the Old Mutual Large Cap Growth Concentrated Fund (the "Fund") outpaced the return of its benchmark, the Russell 1000(R) Growth Index, which declined by (0.75)%. Performance for all share classes can be found on page 81.

Q.   What investment environment did the Fund face during the past year?

A. Financial markets remained volatile during the period as investors contended with falling profits, a weaker housing market, job losses, higher inflation and the credit crisis. Equity markets were weak across the board, without regard to market capitalization, investment style or region. Despite concerns about growth, commodities surged for much of the period as dollar weakness persisted.

Q.   Which market factors influenced the Fund's relative performance?

A. For much of the period, as the economy began to weaken, the market looked favorably on companies with solid earnings growth. However, that sentiment changed at the end of 2007 as investors became considerably more risk averse and failed to reward companies that managed to report solid earnings.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection in the health care, materials and industrials sectors contributed positively to the Fund's relative performance during the period while stock selection in information technology and consumer staples and an overweight in telecommunications services detracted from performance.

     Among the individual stocks that contributed to the Fund's performance during the period were Monsanto, the world's largest seed producer; Apple, a computer hardware manufacturer; and SunPower (no longer a Fund holding), a solar panel producer. Within the materials sector, Monsanto raised its 2008 outlook as the firm's products began to take hold in countries that were previously a challenge to enter. Additionally, higher grain prices forced farmers to better protect their crops, thereby increasing demand for Monsanto's weed killer and its genetically modified corn and soybeans. Apple, an information technology holding, benefited from the launch of new, innovative products such as the iPhone. Industrials holding SunPower saw its stock price rise as solar power became increasingly competitive and profitable due to broader adoption in the U.S. and Europe. Conversely, detracting from performance during the period were information technology holding VMware (no longer a Fund holding) and consumer discretionary stocks Marriott International (no longer a Fund holding) and Coach. VMware, a software manufacturer specializing in virtualization, reported disappointing fourth-quarter earnings that raised concerns about the company's ability to cope with tougher competition in the virtualization world and a slowing U. S. economy. Marriott International, a major hotel chain, suffered as hotels were out of favor during the period due to concerns that a slowing economy will reduce travel demand. Coach, a designer and marketer of accessories and gifts, was hurt by a weakening U.S. economy and decreased demand during the period.


                                              Large Cap Growth Concentrated Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC


Top Ten Holdings
as of March 31, 2008

Monsanto                            4.2%
-------------------------------------------
Cisco Systems                       3.7%
-------------------------------------------
General Electric                    2.9%
-------------------------------------------
Coca-Cola                           2.9%
-------------------------------------------
Apple                               2.8%
-------------------------------------------
Gilead Sciences                     2.6%
-------------------------------------------
International Game Technology       2.6%
-------------------------------------------
T Rowe Price Group                  2.3%
-------------------------------------------
Jacobs Engineering Group            2.2%
-------------------------------------------
Corning                             2.2%
-------------------------------------------
As a % of Total
Fund Investments                   28.4%
-------------------------------------------


Q.   What is the investment outlook for the large-cap growth equity market?

A. Ashfield Capital Partners, LLC ("Ashfield") expects domestic earnings growth to slow in 2008, making companies that can sustain earnings relatively more attractive. The firm believes this will extend large-cap growth stocks' recent popularity. Many large- cap growth companies receive more than half of their profits from overseas and most are not debt-dependent because of their size and international scope. As the economic situation in the U.S. potentially stabilizes, Ashfield believes these companies will garner premium pricing and provide market leadership.

     While a number of key indicators were flashing signals suggesting that the economy may slip into a recession at the end of the period, Turner Investment Partners, LLC ("Turner") believes it is still possible that a recession may not occur. If one does materialize, however, Turner expects it to be brief and shallow, especially in light of the government's professed resolve to administer a solid dose of fiscal and monetary stimulus to the economy. Turner believes that the stock market may have already largely discounted the worst and that corporate earnings, in aggregate, may rise in 2008, although the firm notes that earnings estimates are likely to be reduced in the near term.

     Other reasons for the firm's optimism include healthy earnings outside of the financial services sector, strong corporate balance sheets, and unemployment claims that remain low relative to past challenging economic times. Additionally, the firm points out that growth stocks remain inexpensive when their valuations are compared to those of value stocks. Overall, Turner believes these factors should help provide a supportive backdrop for stocks for remainder of 2008.


Large Cap Growth Concentrated Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                          Inception   One Year          3 Year          5 Year          10 Year        Inception
                                            Date        Return          Return          Return          Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                   11/29/96       3.45%         10.46%           10.75%           5.00%           8.82%
Class A with load                         09/30/03      (2.71)%         8.04%             n/a             n/a            6.43%
Class A without load                      09/30/03       3.20%         10.19%             n/a             n/a            7.83%
Class C with load                         09/30/03       1.38%          9.35%             n/a             n/a            7.03%
Class C without load                      09/30/03       2.38%          9.35%             n/a             n/a            7.03%
Institutional Class                       12/20/06 (1)   3.66%           n/a              n/a             n/a            2.68%
Russell 1000(R) Growth Index              11/29/96      (0.75)%         6.33%            9.96%           1.28%           4.66%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlement distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these dates, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.51% and 1.25%; 2.78% and 1.50%; 5.00% and 2.25%; and 0.97% and
0.95%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Large Cap
                Growth
                Concentrated      Russell 1000 (R)
                Fund, Class Z     Growth Index
     3/98         10,000            10,000
     3/99         15,252            12,811
     3/00         33,232            17,183
     3/01         15,341             9,842
     3/02         13,050             9,646
     3/03          9,776             7,064
     3/04         13,024             9,338
     3/05         12,085             9,446
     3/06         15,315            10,688
     3/07         15,746            11,442
     3/08         16,288            11,356


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology               25.7%
Industrials                          14.9%
Health Care                          13.4%
Financials                           11.1%
Energy                                8.7%
Consumer Discretionary                7.7%
Consumer Staples                      6.5%
Materials                             5.4%
Cash Equivalents                      2.8%
Telecommunication Services            1.9%
Utilities                             1.9%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 97.7%

Agricultural Chemicals - 4.2%
Monsanto                                      37,840    $      4,219
                                                        _____________

Total Agricultural Chemicals                                   4,219
---------------------------------------------------------------------

Applications Software - 1.3%
Microsoft                                     45,500           1,291
                                                        _____________

Total Applications Software                                    1,291
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 3.7%
Coca-Cola                                     46,830           2,850
PepsiCo                                       11,300             816
                                                        _____________

Total Beverages-Non-Alcoholic                                  3,666
---------------------------------------------------------------------

Casino Services - 2.6%
International Game Technology                 63,830           2,567
                                                        _____________

Total Casino Services                                          2,567
---------------------------------------------------------------------

Cellular Telecommunications - 1.9%
America Movil, Ser L ADR                      29,620           1,886
                                                        -------------

Total Cellular Telecommunications                              1,886
---------------------------------------------------------------------

Commercial Services-Finance - 0.7%
Visa, Cl A*                                   11,280             703
                                                        -------------

Total Commercial Services-Finance                                703
_____________________________________________________________________

Computer Services - 1.1%
Cognizant Technology Solutions, Cl A*         37,200           1,072
                                                        -------------

Total Computer Services                                        1,072
_____________________________________________________________________

Computers - 6.4%
Apple*                                        19,530           2,803
Hewlett-Packard                               22,200           1,014
International Business Machines               12,800           1,474
Research In Motion*                            9,370           1,052
                                                        _____________

Total Computers                                                6,343
_____________________________________________________________________

Consulting Services - 1.0%
Accenture, Cl A                               29,400           1,034
                                                        _____________

Total Consulting Services                                      1,034
_____________________________________________________________________

Cosmetics & Toiletries - 2.8%
Colgate-Palmolive                             20,410           1,590
Procter & Gamble                              17,700           1,240
                                                        -------------

Total Cosmetics & Toiletries                                   2,830
---------------------------------------------------------------------

Data Processing/Management - 1.0%
Fiserv*                                       21,500           1,034
                                                        -------------

Total Data Processing/Management                               1,034
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Diversified Manufacturing Operations - 7.4%
Danaher                                       19,600     $     1,490
General Electric                              78,730           2,914
Illinois Tool Works                           33,400           1,611
SPX                                           13,240           1,389
                                                        _____________

Total Diversified Manufacturing Operations                     7,404
_____________________________________________________________________

E-Commerce/Services - 2.0%
eBay*                                         37,200           1,110
Priceline.com*                                 7,440             899
                                                        -------------

Total E-Commerce/Services                                      2,009
_____________________________________________________________________

Electric-Integrated - 1.9%
Constellation Energy Group                    21,090           1,862
                                                        _____________

Total Electric-Integrated                                      1,862
_____________________________________________________________________

Electronic Components-Semiconductors - 2.8%
Intel                                         67,100           1,421
Texas Instruments                             46,900           1,326
                                                        -------------

Total Electronic Components-Semiconductors                     2,747
_____________________________________________________________________

Energy-Alternate Sources - 2.0%
First Solar*                                   8,830           2,041
                                                        -------------

Total Energy-Alternate Sources                                 2,041
_____________________________________________________________________

Engineering/R&D Services - 3.2%
Jacobs Engineering Group*                     30,300           2,230
McDermott International*                      17,800             976
                                                        -------------

Total Engineering/R&D Services                                 3,206
---------------------------------------------------------------------

Entertainment Software - 0.8%
Electronic Arts*                              16,900             844
                                                        -------------

Total Entertainment Software                                     844
_____________________________________________________________________

Fiduciary Banks - 1.5%
State Street                                  18,820           1,487
                                                        -------------

Total Fiduciary Banks                                          1,487
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 1.5%
Goldman Sachs Group                            8,710           1,441
                                                        -------------

Total Finance-Investment Banker/Broker                         1,441
---------------------------------------------------------------------

Finance-Other Services - 1.7%
CME Group                                      3,540           1,661
                                                        -------------

Total Finance-Other Services                                   1,661
---------------------------------------------------------------------

Industrial Gases - 1.1%
Praxair                                       13,500           1,137
                                                        -------------

Total Industrial Gases                                         1,137
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Instruments-Scientific - 0.5%
Thermo Fisher Scientific*                      8,940         $   508
                                                        _____________

Total Instruments-Scientific                                     508
---------------------------------------------------------------------

Investment Management/Advisory Services - 3.9%
Franklin Resources                            15,300           1,484
T Rowe Price Group                            46,840           2,342
                                                        _____________

Total Investment Management/Advisory Services                  3,826
---------------------------------------------------------------------

Life/Health Insurance - 2.7%
Aflac                                         24,180           1,570
Manulife Financial                            28,500           1,082
                                                        _____________

Total Life/Health Insurance                                    2,652
_____________________________________________________________________

Machinery-Farm - 2.3%
AGCO*                                         15,300             916
Deere                                         16,730           1,346
                                                        -------------

Total Machinery-Farm                                           2,262
---------------------------------------------------------------------

Medical Instruments - 1.5%
Intuitive Surgical*                            4,530           1,469
                                                        -------------

Total Medical Instruments                                      1,469
---------------------------------------------------------------------

Medical Products - 4.7%
Baxter International                          33,640           1,945
Becton Dickinson                              18,500           1,588
Johnson & Johnson                             17,400           1,129
                                                        _____________

Total Medical Products                                         4,662
_____________________________________________________________________

Medical-Biomedical/Genetic - 0.9%
Amgen*                                        20,200             844
                                                        _____________

Total Medical-Biomedical/Genetic                                 844
_____________________________________________________________________

Medical-Drugs - 1.6%
Abbott Laboratories                           28,800           1,588
                                                        _____________

Total Medical-Drugs                                            1,588
_____________________________________________________________________

Medical-HMO - 0.9%
Aetna                                         22,000             926
                                                        _____________

Total Medical-HMO                                                926
_____________________________________________________________________

Networking Products - 3.8%
Cisco Systems*                               155,170           3,738
                                                        _____________

Total Networking Products                                      3,738
_____________________________________________________________________

Oil Companies-Exploration & Production - 1.5%
Ultra Petroleum*                              18,720           1,451
                                                        _____________

Total Oil Companies-Exploration & Production                   1,451
_____________________________________________________________________

Oil Companies-Integrated - 1.5%
Petroleo Brasileiro ADR                       14,140           1,444
                                                        -------------

Total Oil Companies-Integrated                                 1,444
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil-Field Services - 5.8%
Halliburton                                   46,400         $ 1,825
Schlumberger                                  14,480           1,260
Smith International                           14,000             899
Weatherford International*                    24,640           1,786
                                                        -------------

Total Oil-Field Services                                       5,770
_____________________________________________________________________

Pharmacy Services - 0.8%
Express Scripts*                              11,800             759
                                                        _____________

Total Pharmacy Services                                          759
_____________________________________________________________________

Retail-Apparel/Shoe - 0.8%
Coach*                                        26,640             803
                                                        -------------

Total Retail-Apparel/Shoe                                        803
---------------------------------------------------------------------

Retail-Computer Equipment - 1.1%
GameStop, Cl A*                               20,330           1,051
                                                        -------------

Total Retail-Computer Equipment                                1,051
---------------------------------------------------------------------

Retail-Jewelry - 0.9%
Tiffany                                       21,700             908
                                                        -------------

Total Retail-Jewelry                                             908
---------------------------------------------------------------------

Retail-Restaurants - 1.5%
Chipotle Mexican Grill, Cl A*                 13,450           1,526
                                                        _____________

Total Retail-Restaurants                                       1,526
---------------------------------------------------------------------

Semiconductor Equipment - 1.3%
Applied Materials                             67,140           1,310
                                                        _____________

Total Semiconductor Equipment                                  1,310
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 2.2%
Corning                                       90,240           2,169
                                                        _____________

Total Telecommunications Equipment-Fiber Optics                2,169
---------------------------------------------------------------------

Therapeutics - 2.6%
Gilead Sciences*                              50,400           2,597
                                                        _____________

Total Therapeutics                                             2,597
---------------------------------------------------------------------

Web Portals/ISP - 1.2%
Google, Cl A*                                  2,615           1,152
                                                        _____________

Total Web Portals/ISP                                          1,152
---------------------------------------------------------------------

Wireless Equipment - 1.1%
Qualcomm                                      26,120           1,071
                                                        _____________

Total Wireless Equipment                                       1,071
                                                        -------------

Total Common Stock (Cost $88,731)                             96,970
---------------------------------------------------------------------

OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Money Market Fund - 2.8%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       2,776,386         $ 2,776
                                                        -------------

Total Money Market Fund (Cost $2,776)                          2,776
---------------------------------------------------------------------

Total Investments - 100.5% (Cost $91,507)                     99,746
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.5%)                      (545)
---------------------------------------------------------------------

Total Net Assets - 100.0%                                    $99,201
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL MID-CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.


Performance Highlights

o For the one-year period ended March 31, 2008, the (11.26)% loss of the Old Mutual Mid-Cap Fund's Class Z shares underperformed the (6.97)% loss of its benchmark, the S&P MidCap 400 Index.

o From a sector perspective, an underweight in consumer discretionary, a slight overweight in financials and stock selection in utilities contributed positively to performance, while stock selection in information technology and industrials and an underweight in energy detracted from the Fund's gains.

o Stocks such as Stillwater Mining, a palladium and platinum producer; Arch Coal, a coal miner and Sterlite Industries, an Indian mining company, contributed positively to the Fund's performance during the period.

o Detractors from performance included airline US Airways Group, GPS chip manufacturer SiRF Technology Holdings (no longer a Fund holding) and analog semiconductor manufacturer Maxim Integrated Products.

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the (11.26)% loss of the Old Mutual Mid-Cap Fund's (the "Fund") Class Z shares underperformed the (6.97)% loss of its benchmark, the S&P MidCap 400 Index. Performance for all share classes can be found on page 87.

Q.   What investment environment did the Fund face during the past year?

A. Several themes emerged during the period, but two seemed to dominate market sentiment. First, the continued strength of gross domestic product growth in emerging market countries led to continued strong interest from market participants. Market segments associated with emerging-market strength (basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings) saw steadfast interest throughout the period, leading to outperformance of momentum-oriented strategies. Second, the housing market downturn and dislocation in the mortgage market caused a sharp increase in volatility in the latter half of 2007 and into 2008. Recognition of trouble in the mortgage market was followed by a general decreased willingness for market participants to adequately price a wide range of previously liquid financial instruments (for example, commercial paper and asset backed securities), leading to a credit crunch that severely disrupted all markets. A series of interventions by the Federal Reserve Board starting in mid-September, while not completely stabilizing credit markets, helped calm nerves temporarily. But as the period came to an end, credit, housing and liquidity once more took center stage as a number of large financial institutions saw dramatic write-downs in the value of their portfolio assets, and market confidence in even the largest and most diversified financial institutions was severely shaken. By the end of the period, market participants seem to have believed that the credit and housing turmoil of 2007 would lead to an overall economic slowdown in 2008. Overall, growth stock indexes dramatically outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers.

Q.   Which market factors influenced the Fund's relative performance?

A. Though stock-specific factors, rather than macroeconomic themes, generally accounted for the Fund's relative results, a few more generalized factors drove some performance divergence during the year. Stock price momentum was an overwhelming driver of performance. Although Liberty Ridge Capital, Inc. ("Liberty Ridge") analyzes near-term dynamics as part of the firm's investment process, the Fund was somewhat underexposed to segments that were most rewarded by momentum this year, specifically companies with highly cyclical earnings streams coupled with emerging markets exposure. The Fund largely avoided exposure to companies directly exposed to the faltering housing and credit markets, but was negatively impacted in March of 2008 during a few days of unprecedented uncertainty surrounding the near insolvency of Bear Stearns and its potential impact on counterparties across the financial markets. During that period the Fund's positions in several firms, previously considered removed from the worst impact of the credit crunch, suddenly came under severe pressure. Liberty Ridge adjusted some of the Fund's exposures to further insulate it from additional adverse reactions if the credit crunch once again closes down short-term funding.


                                                                    Mid-Cap Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Liberty Ridge Capital, Inc.


Top Ten Holdings
as of March 31, 2008

Maxim Integrated Products                  3.5%
--------------------------------------------------
Liberty Media - Interactive, Cl A          2.6%
--------------------------------------------------
El Paso                                    2.6%
--------------------------------------------------
Medicines                                  2.4%
--------------------------------------------------
Intuit                                     2.3%
--------------------------------------------------
Pitney Bowes                               2.1%
--------------------------------------------------
Sealed Air                                 2.1%
--------------------------------------------------
Montpelier Re Holdings                     2.0%
--------------------------------------------------
Sonoco Products                            2.0%
--------------------------------------------------
Expedia                                    1.9%
--------------------------------------------------
As a % of Total
Fund Investments                          23.5%
--------------------------------------------------


Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, an underweight in consumer discretionary, a slight overweight in financials and stock selection in utilities contributed positively to performance, while stock selection in information technology, industrials and an underweight in energy detracted from the Fund's gains. Materials sector holding Stillwater Mining, a palladium and platinum producer, performed well as platinum and palladium prices spiked after large South African competitors encountered production difficulties. Energy stock Arch Coal, a coal mining company, benefited from rising coal prices due to worldwide production shortfalls and surges in demand. Industrials sector holding Sterlite Industries, an Indian mining company, was undervalued relative to its peers given direct Indian infrastructure development exposure at its initial public offering. Detractors from performance included industrials sector holding US Airways Group and information technology holdings SiRF Technology Holdings (no longer a Fund holding) and Maxim Integrated Products. Airline US Airways Group's stock price was negatively impacted by rising oil prices and U.S. economic concerns. SiRF Technology Holdings was hurt by sales shortfalls which caused analyst downgrades and reduced earnings expectations for this global positioning satellite ("GPS") chip manufacturer. Maxim Integrated Products, an analog semiconductor manufacturer, suffered due to delays in filing financial statements and a general slowdown in semiconductor demand.

Q.   What is the investment outlook for the mid-cap equity market?

A. Liberty Ridge notes that the markets seem to be quickly returning to industries and sectors that have posted the worst operating results and have been given the most tenuous outlooks, trying to price-in the eventual recovery of highly levered financial institutions, homebuilders, auto manufacturers and other businesses exposed to the current credit crunch and consumer slowdown. The sub-advisor believes the next six to twelve months will be a re-evaluation period for many of the most levered equities resulting in a further downturn that is reflective of diminished growth prospects and increased risk. Liberty Ridge does not, however, believe the economy will turn sharply toward the negative, as many headlines trumpet. As investors regain faith in the overall trajectory of the U.S. and world economies, Liberty Ridge expects they will rotate back to long-ignored equities with solid cash balances, reasonable debt levels and solid growth prospects. The sub-advisor expects volatility to remain elevated over the next two months as companies announce first quarter 2008 results and work to temper expectations for the remainder of 2008. If the market reacts poorly to earnings outlooks, Liberty Ridge expects to continue moving the Fund's portfolio into growth names that Liberty Ridge believes have strong prospects for growth but are temporarily depressed. In uncertain times, opportunity may exist to build positions in high quality business franchises at prices that help to offset risk, in the sub-advisor's view. Liberty Ridge continues to focus on finding companies it believes will perform well regardless of short-term macroeconomic preoccupations and believes a long-term outlook rewards investors over time.


Mid-Cap Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Annualized      Annualized      Annualized       Annualized
                                        Inception      One Year        3 Year          5 Year          10 Year         Inception
                                          Date          Return         Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                 04/30/97       (11.26)%         4.01%           12.46%          9.95%            13.94%
Class A with load                       07/31/03       (16.59)%         1.73%            n/a             n/a              7.66%
Class A without load                    07/31/03       (11.49)%         3.76%            n/a             n/a              9.03%
Class C without load                    07/31/03       (12.15)%         2.99%            n/a             n/a              8.25%
Class C without load                    07/31/03       (12.15)%         2.99%            n/a             n/a              8.25%
Institutional Class                     12/20/06 (1)   (11.19)%          n/a             n/a             n/a             (7.50)%
S&P MidCap 400 Index                    04/30/97        (6.97)%         7.06%           15.10%          9.02%            12.09%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.38% and 1.20%; 3.77% and 1.45%; 3.76% and 2.20%; and 1.02% and
1.00%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Mid-Cap Fund,    S&P MipCap
                Class Z          400 Index
     3/98        10,000           10,000
     3/99        10,835           10,045
     3/00        15,409           13,871
     3/01        16,862           12,906
     3/02        18,380           15,343
     3/03        14,351           11,745
     3/04        20,937           17,512
     3/05        22,946           19,338
     3/06        26,966           23,520
     3/07        29,098           25,506
     3/08        25,820           23,728


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology          23.6%
Financials                      17.3%
Health Care                     12.8%
Industrials                     11.0%
Consumer Discretionary           9.2%
Energy                           8.6%
Materials                        7.4%
Utilities                        4.8%
Cash Equivalents                 2.6%
Consumer Staples                 2.0%
Telecommunication Services       0.7%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 99.8%
Aerospace/Defense-Equipment - 0.5%
DRS Technologies                              14,279         $   832
                                                        -------------

Total Aerospace/Defense-Equipment                                832
---------------------------------------------------------------------

Airlines - 0.7%
Delta Air Lines*                              67,120             577
US Airways Group*                             49,930             445
                                                        -------------

Total Airlines                                                 1,022
---------------------------------------------------------------------

Applications Software - 4.2%
Citrix Systems*                               67,780           1,988
Intuit*                                      128,935           3,483
Satyam Computer Services ADR                  34,820             787
                                                        -------------

Total Applications Software                                    6,258
_____________________________________________________________________

Coal - 0.4%
Arch Coal                                     13,094             570
                                                        -------------

Total Coal                                                       570
---------------------------------------------------------------------

Commercial Banks-Eastern US - 0.6%
Webster Financial                             33,010             920
                                                        -------------

Total Commercial Banks-Eastern US                                920
---------------------------------------------------------------------

Commercial Services-Finance - 0.8%
Paychex                                       36,120           1,238
                                                        _____________

Total Commercial Services-Finance                              1,238
_____________________________________________________________________

Computers-Memory Devices - 0.3%
SanDisk*                                      18,250             412
                                                        _____________

Total Computers-Memory Devices                                   412
_____________________________________________________________________

Consulting Services - 1.0%
Corporate Executive Board                     37,920           1,535
                                                        _____________

Total Consulting Services                                      1,535
_____________________________________________________________________

Containers-Paper/Plastic - 4.1%
Sealed Air                                   126,275           3,188
Sonoco Products                              105,320           3,015
                                                        -------------

Total Containers-Paper/Plastic                                 6,203
---------------------------------------------------------------------

Data Processing/Management - 2.0%
Fiserv*                                       47,970           2,307
SEI Investments                               25,640             633
                                                        -------------

Total Data Processing/Management                               2,940
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.8%
Dover                                         38,195           1,596
Ingersoll-Rand, Cl A                          25,110           1,119
                                                        _____________

Total Diversified Manufacturing Operations                     2,715
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

E-Commerce/Services - 4.6%
Expedia*                                     136,746         $ 2,993
Liberty Media-Interactive, Cl A*             246,616           3,980
                                                        -------------

Total E-Commerce/Services                                      6,973
---------------------------------------------------------------------

Electric-Integrated - 1.2%
Sierra Pacific Resources                     147,780            1,867
                                                        _____________

Total Electric-Integrated                                      1,867
_____________________________________________________________________

Electronic Components-Miscellaneous - 1.0%
Flextronics International*                   158,240           1,486
                                                        _____________

Total Electronic Components-Miscellaneous                      1,486
---------------------------------------------------------------------

Electronic Components-Semiconductors - 4.3%
Broadcom, Cl A*                               96,130           1,852
DSP Group*                                   162,850           2,075
Fairchild Semiconductor International*       113,180           1,349
Semtech*                                      92,440           1,325
                                                        -------------

Total Electronic Components-Semiconductors                     6,601
---------------------------------------------------------------------

Fiduciary Banks - 0.9%
Wilmington Trust                              45,530           1,416
                                                        -------------

Total Fiduciary Banks                                          1,416
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 2.0%
Greenhill                                     13,093             911
Interactive Brokers Group, Cl A*              81,481           2,092
                                                        -------------

Total Finance-Investment Banker/Broker                         3,003
---------------------------------------------------------------------

Finance-Other Services - 0.6%
Asset Acceptance Capital                      93,829             904
                                                        -------------

Total Finance-Other Services                                     904
---------------------------------------------------------------------

Food-Meat Products - 0.9%
Hormel Foods                                  34,095           1,420
                                                        -------------

Total Food-Meat Products                                       1,420
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 1.1%
ConAgra Foods                                 68,430           1,639
                                                        -------------

Total Food-Miscellaneous/Diversified                           1,639
---------------------------------------------------------------------

Gas-Distribution - 1.1%
WGL Holdings                                  50,200           1,609
                                                        _____________

Total Gas-Distribution                                         1,609
_____________________________________________________________________

Hotels & Motels - 1.5%
Wyndham Worldwide                            106,060           2,193
                                                        _____________

Total Hotels & Motels                                          2,193
---------------------------------------------------------------------

Human Resources - 1.3%
Hewitt Associates, Cl A*                      49,150           1,955
                                                        -------------

Total Human Resources                                          1,955
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Independent Power Producer - 2.6%
Mirant*                                       45,350        $  1,650
Reliant Energy*                               98,075           2,320
                                                        -------------

Total Independent Power Producer                               3,970
---------------------------------------------------------------------

Industrial Automation/Robot - 1.3%
Cognex                                        88,745           1,937
                                                        -------------

Total Industrial Automation/Robot                              1,937
---------------------------------------------------------------------

Investment Companies - 1.1%
KKR Financial Holdings                       126,764           1,605
                                                        -------------

Total Investment Companies                                     1,605
---------------------------------------------------------------------

Investment Management/Advisory Services - 1.5%
Federated Investors, Cl B                     59,120           2,315
                                                        -------------

Total Investment Management/Advisory Services                  2,315
---------------------------------------------------------------------

Linen Supply & Related Items - 1.4%
Cintas                                        75,204           2,146
                                                        -------------

Total Linen Supply & Related Items                             2,146
---------------------------------------------------------------------

Medical Labs & Testing Services - 1.9%
MDS*                                          98,393           1,917
Quest Diagnostics                             22,360           1,012
                                                        _____________

Total Medical Labs & Testing Services                          2,929
_____________________________________________________________________

Medical-Biomedical/Genetic - 1.1%
Invitrogen*                                   18,664           1,595
                                                        _____________

Total Medical-Biomedical/Genetic                               1,595
_____________________________________________________________________

Medical-Drugs - 2.8%
Cephalon*                                     24,490           1,577
Forest Laboratories*                          65,540           2,622
                                                        _____________

Total Medical-Drugs                                            4,199
---------------------------------------------------------------------

Medical-Generic Drugs - 2.0%
Barr Pharmaceuticals*                         61,526           2,972
                                                        _____________

Total Medical-Generic Drugs                                    2,972
---------------------------------------------------------------------

Medical-HMO - 0.4%
Magellan Health Services*                     14,584             579
                                                        _____________

Total Medical-HMO                                                579
---------------------------------------------------------------------

Medical-Outpatient/Home Medical - 1.5%
Lincare Holdings*                             80,150           2,253
                                                        -------------

Total Medical-Outpatient/Home Medical                          2,253
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.8%
Haynes International*                         16,699             917
Sterlite Industries ADR*                      19,810             353
                                                        -------------

Total Metal Processors & Fabricators                           1,270
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Motion Pictures & Services - 0.7%
Macrovision*                                  77,595         $ 1,048
                                                        _____________

Total Motion Pictures & Services                               1,048
_____________________________________________________________________

Multimedia - 1.1%
EW Scripps, Cl A                              25,400           1,067
Factset Research Systems                      11,610             625
                                                        -------------

Total Multimedia                                               1,692
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 1.8%
Allied Waste Industries*                     247,680           2,677
                                                        -------------

Total Non-Hazardous Waste Disposal                             2,677
---------------------------------------------------------------------

Office Automation & Equipment - 2.2%
Pitney Bowes                                  92,440           3,237
                                                        -------------

Total Office Automation & Equipment                            3,237
---------------------------------------------------------------------

Oil & Gas Drilling - 0.7%
Rowan                                         24,490           1,008
                                                        -------------

Total Oil & Gas Drilling                                       1,008
---------------------------------------------------------------------

Oil-Field Services - 3.2%
BJ Services                                   63,780           1,818
Exterran Holdings*                            30,141           1,945
Helix Energy Solutions Group*                 34,255           1,079
                                                        -------------

Total Oil-Field Services                                       4,842
---------------------------------------------------------------------

Paper & Related Products - 1.0%
Smurfit-Stone Container*                     192,340           1,481
                                                        -------------

Total Paper & Related Products                                 1,481
---------------------------------------------------------------------

Pipelines - 4.6%
El Paso                                      238,054           3,961
El Paso Pipeline Partners                     66,800           1,514
Targa Resources Partners                      59,440           1,382
                                                        _____________

Total Pipelines                                                6,857
_____________________________________________________________________

Platinum - 1.6%
Stillwater Mining*                           160,460           2,482
                                                        _____________

Total Platinum                                                 2,482
_____________________________________________________________________

Printing-Commercial - 1.4%
RR Donnelley & Sons                           35,308           1,070
Valassis Communications*                      92,510           1,004
                                                        -------------

Total Printing-Commercial                                      2,074
_____________________________________________________________________

Private Corrections - 1.1%
Corrections Corp of America*                  61,770           1,700
                                                        -------------

Total Private Corrections                                      1,700
_____________________________________________________________________

OLD MUTUAL MID-CAP FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Reinsurance - 9.0%
Allied World Assurance Holdings               45,801         $ 1,818
Aspen Insurance Holdings                     103,140           2,721
Everest Re Group                              28,632           2,563
Montpelier Re Holdings                       193,990           3,114
Odyssey Re Holdings                           32,310           1,187
Validus Holdings                              91,250           2,138
                                                        -------------

Total Reinsurance                                             13,541
---------------------------------------------------------------------

Retail-Apparel/Shoe - 1.5%
AnnTaylor Stores*                             33,890             820
Limited Brands                                82,780           1,416
                                                        -------------

Total Retail-Apparel/Shoe                                      2,236
---------------------------------------------------------------------

Retail-Restaurants - 0.5%
Brinker International                         39,540             734
                                                        _____________

Total Retail-Restaurants                                         734
_____________________________________________________________________

S&L/Thrifts-Eastern US - 1.6%
New York Community Bancorp                   129,770           2,364
                                                        _____________

Total S&L/Thrifts-Eastern US                                   2,364
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 4.0%
Cypress Semiconductor*                        28,769             679
Maxim Integrated Products                    262,948           5,362
                                                        -------------

Total Semiconductor Components-Integrated Circuits             6,041
---------------------------------------------------------------------

Semiconductor Equipment - 0.6%
Novellus Systems*                             44,280             932
                                                        -------------

Total Semiconductor Equipment                                    932
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 1.6%
JDS Uniphase*                                 178,625          2,392
                                                        -------------

Total Telecommunications Equipment-Fiber Optics                2,392
---------------------------------------------------------------------

Telecommunications Services - 0.5%
Amdocs*                                       26,780             759
                                                        -------------

Total Telecommunications Services                                759
---------------------------------------------------------------------

Telephone-Integrated - 0.7%
Telephone & Data Systems                      25,370             996
                                                        -------------

Total Telephone-Integrated                                       996
---------------------------------------------------------------------

Therapeutics - 3.5%
Medicines*                                   182,615           3,689
Warner Chilcott, Cl A*                        84,683           1,524
                                                        -------------

Total Therapeutics                                             5,213
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Wireless Equipment - 1.6%
Alvarion*                                    132,080         $   958
RF Micro Devices*                            529,280           1,408
                                                        _____________

Total Wireless Equipment                                       2,366
                                                        _____________

Total Common Stock (Cost $154,092)                           150,153
_____________________________________________________________________

Money Market Fund - 2.7%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       4,024,715           4,025
                                                        _____________

Total Money Market Fund (Cost $4,025)                          4,025
_____________________________________________________________________

Total Investments - 102.5% (Cost $158,117)                   154,178
_____________________________________________________________________

Other Assets and Liabilities, Net - (2.5%)                    (3,731)
---------------------------------------------------------------------

Total Net Assets - 100.0%                                   $150,447
---------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL SELECT GROWTH FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC


Performance Highlights

o For the one-year period ended March 31, 2008, the 1.72% gain of the Class Z shares of the Old Mutual Select Growth Fund exceeded the (1.45)% decline of its benchmark, the Russell 3000(R) Growth Index.

o Stock selection in the industrials, health care and materials sectors contributed positively to the Fund's relative performance during the period while stock selection in information technology, an underweight in energy and financials detracted from performance.

o Among the individual stocks that contributed to the Fund's performance during the period were First Solar, a designer and manufacturer of solar electric power modules; Apple, a computer hardware manufacturer; and Monsanto, the world's largest seed producer.

o    Detractors   from   performance   during  the  period   included   consumer
     discretionary   stock  Coach  and  information   technology  holdings  MEMC
     Electronic Materials and Nokia.

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the 1.72% gain of the Class Z shares of the Old Mutual Select Growth Fund (the "Fund") exceeded the (1.45)% decline of its benchmark, the Russell 3000(R) Growth Index. Performance for all share classes can be found on page 93.

Q.   What investment environment did the Fund face during the past year?

A. Financial markets remained volatile during the period as investors contended with falling profits, weaker housing, job losses, higher inflation and a credit crisis. Equity markets were weak across the board, without regard to market capitalization, investment style or region. Despite concerns about growth, commodities surged for much of the period as dollar weakness persisted.

Q.   Which market factors influenced the Fund's relative performance?

A. As the economy began to weaken, the market looked favorably on companies with solid earnings growth for much of the period. However, that sentiment changed at the end of 2007 as investors became considerably more risk averse and failed to reward companies that managed to report solid earnings.

Q.   How did portfolio composition affect Fund performance?

A. Stock selection in the industrials, health care and materials sectors contributed positively to the Fund's relative performance during the period while stock selection in information technology, an underweight in energy and financials detracted from performance.

     Among the individual stocks that contributed to the Fund's performance during the period were First Solar, a designer and manufacturer of solar electric power modules; Apple, a computer hardware manufacturer; and Monsanto, the world's largest seed producer. Demand for solar energy has been high and several catalysts have helped to drive First Solar, an industrials sector company's performance, including the announcement of a third facility slated to be online sooner than expected and a new sales contract with a Spanish renewable energy project developer. Apple, an information technology holding, benefited from the launch of new, innovative products such as the iPhone. Within the materials sector, Monsanto raised its 2008 outlook as the firm's products began to take hold in countries that were previously a challenge to enter. Also, higher grain prices forced farmers to better protect their crops, increasing demand for Monsanto's weed killer and its genetically modified corn and soybeans. Detractors from performance during the period included consumer discretionary stock Coach and information technology holdings MEMC Electronic Materials and Nokia. Coach, a designer and marketer of accessories and gifts, was hurt by a weakening U.S. economy and decreased demand during the period. MEMC Electronic Materials, a supplier of silicon wafers to the chip and solar industries, lagged on general macroeconomic concerns within their semiconductor business. Nokia, a Finnish mobile phone manufacturer, was weak due to the European Commission opening an in-depth investigation into Nokia's planned $1.8 billion acquisition of Navtec.


                                                              Select Growth Fund

--------------------------------------------------------------------------------
MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Ashfield Capital Partners, LLC and Turner Investment Partners, LLC


Top Ten Holdings
as of March 31, 2008

Cisco Systems                     4.8%
-----------------------------------------
CME Group                         4.0%
-----------------------------------------
Corning                           3.8%
-----------------------------------------
Coach                             2.9%
-----------------------------------------
GameStop, Cl A                    2.7%
-----------------------------------------
Gilead Sciences                   2.6%
-----------------------------------------
Deere                             2.5%
-----------------------------------------
Charles River Laboratories        2.5%
-----------------------------------------
Qualcomm                          2.5%
-----------------------------------------
Applied Materials                 2.2%
-----------------------------------------
As a % of Total
Fund Investments                 30.5%
-----------------------------------------

Q.   What is the investment outlook for the growth market?

A. Ashfield Capital Partners, LLC ("Ashfield") believes equities may be poised for a comeback in the second quarter of 2008 and that they may outperform other asset classes over the remainder of the year. With recessionary concerns on consumers' minds, the near-term outlook continues to appear volatile, but Ashfield believes that the bottom may be near, if not behind us already. Small-cap stocks continue to be a company-by-company story rather than being driven by broader themes.

     While a number of key indicators were flashing signals suggesting that the economy may slip into a recession at the end of the period, Turner Investment Partners, LLC ("Turner") believes it is still possible that a recession may not occur. If one does materialize, however, Turner expects it to be brief and shallow, especially in light of the government's professed resolve to administer a solid dose of fiscal and monetary stimulus to the economy. Turner believes that the stock market may have already largely discounted the worst and that corporate earnings, in aggregate, may rise in 2008, although the firm notes that earnings estimates are likely to be reduced in the near term.

     Other reasons for the firm's optimism include healthy earnings outside of the financial services sector, strong corporate balance sheets, and unemployment claims that remain low relative to past challenging economic times. Additionally, the firm points out that growth stocks remain inexpensive when their valuations are compared to those of value stocks. Overall, Turner believes these factors should help provide a supportive backdrop for stocks for remainder of 2008.


Select Growth Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                         Inception     One Year        3 Year          5 Year          10 Year         Inception
                                           Date         Return         Return          Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                   04/05/95       1.72%          9.23%           10.60%           2.50%           9.37%
Class A with load                         09/30/03      (4.35)%         6.84%             n/a             n/a            5.02%
Class A without load                      09/30/03       1.50%          8.97%             n/a             n/a            6.42%
Class C with load                         09/30/03      (0.31)%         8.14%             n/a             n/a            5.62%
Class C without load                      09/30/03       0.69%          8.14%             n/a             n/a            5.62%
Institutional Class                       12/20/06 (1)   1.88%           n/a              n/a             n/a            1.72%
Russell 3000(R) Growth Index              04/05/95      (1.45)%         6.30%           10.26%           1.29%           7.51%
------------------------------------------------------------------------------------------------------------------------------------


Past performance is not a guarantee of future results. Part of the Fund's performance is due to amounts received from class action settlements regarding prior fund holdings. There is no guarantee that these settlements distributions will occur in the future or have a similar impact on performance. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Prior to January 1, 2006, the Fund was managed by an investment manager different than the Fund's current sub-advisors. In addition, prior to February 10, 2007, the Fund was managed by sub-advisors different than the Fund's current sub-advisors and the Fund's performance prior to these periods, may not be indicative of how the Fund will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.61% and 1.25%; 5.23% and 1.50%; 8.93% and 2.25%; and 0.98% and
0.95%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Select Growth   Russell 3000 (R)
                Fund, Class Z   Growth Index
     3/98        10,000           10,000
     3/99        11,737           12,435
     3/00        36,594           16,882
     3/01        13,089            9,705
     3/02        11,198            9,562
     3/03         7,736            6,973
     3/04        10,297            9,354
     3/05         9,824            9,461
     3/06        12,129           10,823
     3/07        12,587           11,531
     3/08        12,804           11,363


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology    34.5%
Consumer Discretionary    17.0%
Health Care               16.7%
Industrials               14.0%
Financials                 7.1%
Energy                     3.5%
Consumer Staples           3.0%
Cash Equivalents           2.7%
Materials                  1.5%

OLD MUTUAL SELECT GROWTH FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 97.6%
Advertising Sales - 0.8%
Focus Media Holding ADR*                      23,070         $   811
                                                        -------------

Total Advertising Sales                                          811
---------------------------------------------------------------------

Aerospace/Defense - 0.9%
Boeing                                        13,270             987
                                                        -------------

Total Aerospace/Defense                                          987
---------------------------------------------------------------------

Agricultural Chemicals - 1.5%
Monsanto                                      14,530           1,620
                                                        _____________

Total Agricultural Chemicals                                   1,620
---------------------------------------------------------------------

Applications Software - 1.3%
Microsoft                                     46,910           1,331
                                                        _____________

Total Applications Software                                    1,331
---------------------------------------------------------------------

Beverages-Non-Alcoholic - 1.3%
PepsiCo                                       19,200           1,386
                                                        _____________

Total Beverages-Non-Alcoholic                                  1,386
---------------------------------------------------------------------

Building-Residential/Commercial - 1.9%
Pulte Homes                                  138,130           2,010
                                                        _____________

Total Building-Residential/Commercial                          2,010
---------------------------------------------------------------------

Casino Hotels - 1.3%
Wynn Resorts                                  13,170           1,325
                                                        _____________

Total Casino Hotels                                            1,325
---------------------------------------------------------------------

Casino Services - 1.9%
International Game Technology                 49,820           2,003
                                                        _____________

Total Casino Services                                          2,003
---------------------------------------------------------------------

Coffee - 1.7%
Green Mountain Coffee Roasters*               54,840           1,736
                                                        _____________

Total Coffee                                                   1,736
---------------------------------------------------------------------

Computer Services - 1.0%
Cognizant Technology Solutions, Cl A*         35,920           1,036
                                                        _____________

Total Computer Services                                        1,036
---------------------------------------------------------------------

Computers - 7.3%
Apple*                                        16,300           2,339
Hewlett-Packard                               31,200           1,425
International Business Machines               15,400           1,773
Research In Motion*                           18,650           2,093
                                                        -------------

Total Computers                                                7,630
---------------------------------------------------------------------

Computers-Memory Devices - 0.9%
Seagate Technology                            46,500             974
                                                        -------------

Total Computers-Memory Devices                                   974
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Diversified Manufacturing Operations - 3.7%
Danaher                                       20,980         $ 1,595
General Electric                              60,610           2,243
                                                        -------------

Total Diversified Manufacturing Operations                     3,838
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.4%
Garmin                                         7,130             385
                                                        -------------

Total Electronic Components-Miscellaneous                        385
---------------------------------------------------------------------

Electronic Components-Semiconductors - 3.8%
Intel                                         52,060           1,103
MEMC Electronic Materials*                    24,950           1,769
Texas Instruments                             39,200           1,108
                                                        _____________

Total Electronic Components-Semiconductors                     3,980
_____________________________________________________________________

Electronic Connectors - 0.6%
Amphenol, Cl A                                17,760             662
                                                        _____________

Total Electronic Connectors                                      662
_____________________________________________________________________

Electronic Forms - 1.1%
Adobe Systems*                                33,400           1,189
                                                        _____________

Total Electronic Forms                                         1,189
_____________________________________________________________________

Energy-Alternate Sources - 2.2%
First Solar*                                  10,050           2,323
                                                        _____________

Total Energy-Alternate Sources                                 2,323
_____________________________________________________________________

Fiduciary Banks - 2.0%
State Street                                  26,660           2,106
                                                        _____________

Total Fiduciary Banks                                          2,106
_____________________________________________________________________

Finance-Other Services - 4.0%
CME Group                                      8,950           4,198
                                                        _____________

Total Finance-Other Services                                   4,198
_____________________________________________________________________

Instruments-Scientific - 1.0%
Thermo Fisher Scientific*                     19,000           1,080
                                                        _____________

Total Instruments-Scientific                                   1,080
_____________________________________________________________________

Internet Infrastructure Software - 1.0%
Akamai Technologies*                          35,300             994
                                                        _____________

Total Internet Infrastructure Software                           994
_____________________________________________________________________

Machinery-Construction & Mining - 0.8%
Terex*                                        13,090             818
                                                        _____________

Total Machinery-Construction & Mining                            818
_____________________________________________________________________

Machinery-Farm - 2.6%
Deere                                         33,230           2,673
                                                        _____________

Total Machinery-Farm                                           2,673
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Machinery-General Industry - 2.1%
Manitowoc                                     54,600    $      2,228
                                                        _____________

Total Machinery-General Industry                               2,228
_____________________________________________________________________

Medical Instruments - 1.8%
Intuitive Surgical*                            5,820           1,888
                                                        _____________

Total Medical Instruments                                      1,888
_____________________________________________________________________

Medical Products - 3.1%
Baxter International                          28,900           1,671
Stryker                                       24,400           1,587
                                                        _____________

Total Medical Products                                         3,258
_____________________________________________________________________

Medical-Biomedical/Genetic - 4.2%
Charles River Laboratories*                   45,080           2,657
Genentech*                                    21,890           1,777
                                                        -------------

Total Medical-Biomedical/Genetic                               4,434
---------------------------------------------------------------------

Medical-Drugs - 0.8%
Schering-Plough                               61,600             888
                                                        -------------

Total Medical-Drugs                                              888
---------------------------------------------------------------------

Medical-HMO - 1.1%
Aetna                                         28,500           1,200
                                                        -------------

Total Medical-HMO                                              1,200
---------------------------------------------------------------------

Metal Processors & Fabricators - 1.8%
Precision Castparts                           18,000           1,837
                                                        _____________

Total Metal Processors & Fabricators                           1,837
_____________________________________________________________________

Networking Products - 7.0%
Cisco Systems*                               210,570           5,073
Juniper Networks*                             88,660           2,217
                                                        -------------

Total Networking Products                                      7,290
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 1.3%
Ultra Petroleum*                              16,900           1,310
                                                        _____________

Total Oil Companies-Exploration & Production                   1,310
_____________________________________________________________________

Oil Field Machinery & Equipment - 1.3%
Cameron International*                        33,200           1,382
                                                        -------------

Total Oil Field Machinery & Equipment                          1,382
_____________________________________________________________________

Oil-Field Services - 0.9%
Schlumberger                                  10,920             950
                                                        _____________

Total Oil-Field Services                                         950
_____________________________________________________________________

Real Estate Management/Services - 1.1%
Jones Lang LaSalle                            14,910           1,153
                                                        -------------

Total Real Estate Management/Services                          1,153
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Apparel/Shoe - 3.9%
Coach*                                       100,770    $      3,038
Guess ?                                       25,000           1,012
                                                        -------------

Total Retail-Apparel/Shoe                                      4,050
---------------------------------------------------------------------

Retail-Computer Equipment - 2.7%
GameStop, Cl A*                               55,550           2,872
                                                        -------------

Total Retail-Computer Equipment                                2,872
---------------------------------------------------------------------

Retail-Discount - 2.3%
Big Lots*                                     58,400           1,302
Target                                        21,000           1,064
                                                        -------------

Total Retail-Discount                                          2,366
---------------------------------------------------------------------

Retail-Restaurants - 2.0%
Chipotle Mexican Grill, Cl A*                 17,870           2,027
                                                        -------------

Total Retail-Restaurants                                       2,027
---------------------------------------------------------------------

Semiconductor Equipment - 2.3%
Applied Materials                            120,080           2,343
                                                        -------------

Total Semiconductor Equipment                                  2,343
---------------------------------------------------------------------

Telecommunications Equipment-Fiber Optics - 3.8%
Corning                                      165,480           3,978
                                                        -------------

Total Telecommunications Equipment-Fiber Optics                3,978
---------------------------------------------------------------------

Therapeutics - 4.6%
BioMarin Pharmaceuticals*                     59,050           2,089
Gilead Sciences*                              53,130           2,738
                                                        -------------

Total Therapeutics                                             4,827
---------------------------------------------------------------------

Web Portals/ISP - 1.1%
Google, Cl A*                                  2,630           1,158
                                                        -------------

Total Web Portals/ISP                                          1,158
---------------------------------------------------------------------

Wireless Equipment - 3.4%
Nokia ADR                                     30,700             977
Qualcomm                                      63,610           2,608
                                                        -------------

Total Wireless Equipment                                       3,585
                                                        -------------

Total Common Stock (Cost $99,166)                            102,119
---------------------------------------------------------------------

Money Market Fund - 2.7%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       2,823,067           2,823
                                                        _____________

Total Money Market Fund (Cost $2,823)                          2,823
---------------------------------------------------------------------

Total Investments - 100.3% (Cost $101,989)                   104,942
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.3)%                      (320)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $    104,622
---------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL SMALL CAP FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Eagle Asset Management, Inc. and Liberty Ridge Capital, Inc.


Performance Highlights

o For the one-year period ended March 31, 2008, the Old Mutual Small Cap Fund relatively outperformed its benchmark, the Russell 2000(R) Index. The Fund's Class Z shares lost (7.41)%, versus a loss of (13.00)% for the Index.

o From a sector perspective, stock selection in information technology, industrials and consumer discretionary contributed positively to performance while stock selection in financials and underweights in utilities and health care detracted from the Fund's gains.

o Among the stocks that contributed positively to the Fund's performance during the period were EDO (no longer a Fund holding), Stillwater Mining and FMC Technologies (no longer a Fund holding).

o Stocks that detracted from the Fund's performance during the period included newsprint producer AbitibiBowater (no longer a Fund holding), insurance provider Security Capital Assurance (no longer a Fund holding) and print industry supplier Electronics for Imaging (no longer a Fund holding).

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the Old Mutual Small Cap Fund (the "Fund") relatively outperformed its benchmark, the Russell 2000(R) Index (the "Index"). The Fund's Class Z shares lost (7.41)%, versus a loss of (13.00)% for the Index. Performance for all share classes can be found on page 98.

Q.   What investment environment did the Fund face during the past year?

A. Several themes emerged during the period, but two seemed to dominate market sentiment. First, the continued strength of gross domestic product growth in emerging market countries led to continued strong interest from market participants. Market segments associated with emerging-market strength (basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings) saw steadfast interest throughout the period, leading to outperformance of momentum-oriented strategies. Second, the housing market downturn and dislocation in the mortgage market caused a sharp increase in volatility in the latter half of 2007 and into 2008. Recognition of trouble in the mortgage market was followed by a general decreased willingness for market participants to adequately price a wide range of previously liquid financial instruments (for example, commercial paper and asset backed securities), leading to a credit crunch that severely disrupted all markets. A series of interventions by the Federal Reserve Board starting in mid-September, while not completely stabilizing credit markets, helped calm nerves temporarily. But as the period came to an end, credit, housing and liquidity once again took center stage as a number of large financial institutions saw dramatic write-downs in the value of their portfolio assets, and market confidence in even the largest and most diversified financial institutions was severely shaken. By the end of the period, market participants seemed to believe that the credit and housing turmoil of 2007 would lead to an overall economic slowdown in 2008. Overall, growth stock indexes dramatically outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers.

Q.   Which market factors influenced the Fund's relative performance?

A. During volatile times such as the year ended March 31, 2008, Eagle Asset Management, Inc. ("Eagle") remained focused on high-quality, slightly larger-capitalization companies including what the firm calls "global growers". Eagle's portion of the Fund was overweight relative the benchmark in the technology and industrials sectors and underweight consumer cyclicals and more cyclical-type financials sector stocks. This strategy aided performance during the period.

     Though stock-specific factors, rather than macroeconomic themes, generally account for Liberty Ridge Capital, Inc.'s ("Liberty Ridge) portion of the Fund's relative results, a few more generalized factors drove some performance divergence during the year. Stock price momentum was an overwhelming driver of performance. Although Liberty Ridge analyzes near-term dynamics as part of the firm's investment process, the Fund was somewhat underexposed to segments that were most rewarded by momentum this year, specifically companies with highly cyclical earnings streams coupled with emerging markets exposure. Conversely, the Fund largely avoided exposure to companies directly exposed to the faltering housing and credit markets.

Q.   How did portfolio composition affect Fund performance?

A. From a sector perspective, stock selection in information technology, industrials and consumer discretionary contributed positively to performance while stock selection in financials and underweights in utilities and health care detracted from the Fund's gains.

     Among the stocks that contributed positively to the Fund's performance during the period were EDO (no longer a Fund holding), Stillwater Mining and FMC Technologies (no longer a Fund holding). Industrials sector holding EDO, a defense equipment provider, was acquired by ITT during the third quarter of 2007 and its stock price benefited as a result. Materials sector holding Stillwater Mining, a palladium and


Small Cap Fund
     platinum producer, performed well as platinum and palladium prices spiked after large South African competitors encountered production difficulties. Manufacturer of products used in deepwater exploration and production of crude oil and natural gas, FMC Technologies, an energy sector holding, handily beat earnings estimates every quarter due to expanding margins and higher than anticipated revenues.

     Stocks that detracted from the Fund's performance during the period included newsprint producer AbitibiBowater (no longer a Fund holding), insurance provider Security Capital Assurance (no longer a Fund holding) and print industry supplier Electronics for Imaging (no longer a Fund holding). Materials-sector stock AbitibiBowater's competitive position was negatively impacted by a strong Canadian dollar had a negative impact on operating margins during the period, and weak end-market demand. Security Capital Assurance, in the financials sector, traded down on reviews of capital adequacy conducted by rating agencies Fitch and Moody's. Eagle sold Security Capital Assurance from its portion of the Fund's portfolio due to what it views as a lack of visibility and risk to the overall business model. Electronics for Imaging, an information technology holding, traded down on preannounced sales shortfalls and warned of future earnings weakness due to a slowdown in spending for printers by enterprise customers.

Q.   What is the investment outlook for the small-cap equity market?

A. Eagle notes that its take-away from the most recent episode of market volatility is that investors must be willing to appear to be "wrong" in some months or even some quarters to achieve long-term outperformance. Hedge funds have short time horizons and their behavior has an increasingly large influence on the market. Eagle believes the market places too much emphasis on the close future and not enough to intermediate- or long-term fundamentals. Hedge-fund activities may require investors to practice more patience and/or engage in select contrarian trades.

     Sharply declining interest rates create a more secure backdrop for finance and consumer cyclical names, but Eagle notes that it is apt to add slowly to the financials sector, thereby gradually correcting its current underweight position relative the benchmark. Valuations in the financials sector seem appealing in Eagle's view and, thus far, book value for many financials sector companies have held fast. Overall, Eagle maintains a risk-averse posture and the firm seeks to find valuations and risks that strike a reasonable balance.

     Liberty Ridge notes that the markets seem to be returning to industries and sectors that have posted the worst operating results and have been given the most tenuous outlooks, trying to price-in the eventual recovery of highly levered financial institutions, homebuilders, auto manufacturers and other businesses exposed to the current credit crunch and consumer slowdown. The sub-advisor believes the next six to twelve months will be a re-evaluation period for many of the most levered equities resulting in a further downturn that is reflective of diminished growth prospects and increased risk. Liberty Ridge does not, however, believe the economy will turn sharply toward the negative, as many headlines trumpet. As investors regain faith in the overall trajectory of the U.S. and world economies, Liberty Ridge expects they will rotate back to long-ignored equities with solid cash balances, reasonable debt levels and solid growth prospects. The sub-advisor expects volatility to remain elevated over the next two months as companies announce first-quarter 2008 results and work to temper expectations for the remainder of 2008. If the market reacts poorly to earnings outlooks, Liberty Ridge expects to continue moving the Fund's portfolio into growth names that Liberty Ridge believes have strong prospects for growth but are temporarily depressed. In uncertain times, opportunity may exist to build positions in high quality business franchises at prices that help to offset risk, in the sub-advisor's view. Liberty Ridge continues to focus on finding companies it believes will perform well regardless of short-term macroeconomic preoccupations and believes a long-term outlook rewards investors over time.


Top Ten Holdings
as of March 31, 2008

Arch Capital Group               1.5%
----------------------------------------
Ansys                            1.3%
----------------------------------------
PerkinElmer                      1.3%
----------------------------------------
Orthofix International           1.2%
----------------------------------------
Cellcom Israel                   1.1%
----------------------------------------
Teledyne Technologies            1.1%
----------------------------------------
John Wiley & Sons, Cl A          1.1%
----------------------------------------
STERIS                           1.0%
----------------------------------------
RLI                              1.0%
----------------------------------------
Novell                           1.0%
----------------------------------------
As a % of Total
Fund Investments                11.6%
----------------------------------------


                                                                  Small Cap Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized      Annualized      Annualized
                                          Inception    One Year         3 Year          5 Year          10 Year       Inception
                                            Date        Return          Return          Return          Return         to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                   04/30/97       (7.41)%       5.24%            14.25%           6.49%          10.73%
Class A with load                         09/30/03      (12.94)%       2.94%              n/a             n/a            8.34%
Class C with load                         09/30/03       (9.25)%       5.00%              n/a             n/a            9.77%
Class C with load                         09/30/03       (9.25)%       4.18%              n/a             n/a            8.93%
Class C without load                      09/30/03       (8.34)%       4.18%              n/a             n/a            8.93%
Institutional Class                       12/20/06 (1)   (7.38)%        n/a               n/a             n/a           (2.38)%
Russell 2000(R) Index                     04/30/97      (13.00)%       5.06%            14.90%           4.96%          12.09%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by a sub-advisor different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.67% and 1.25%; 4.65% and 1.50%; 5.88% and 2.25%; and 1.11% and
1.10%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Small Cap        Russell 2000 (R)
                Fund, Class Z    Index
     3/98        10,000           10,000
     3/99         7,907            8,374
     3/00        13,029           11,498
     3/01        13,418            9,735
     3/02        14,994           11,097
     3/03         9,635            8,104
     3/04        14,733           13,278
     3/05        16,090           13,996
     3/06        18,189           17,614
     3/07        20,258           18,655
     3/08        18,764           16,229


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31, 1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology          23.3%
Industrials                     15.9%
Health Care                     13.2%
Financials                      10.6%
Consumer Discretionary          10.5%
Materials                        8.6%
Energy                           6.0%
Utilities                        4.6%
Cash Equivalents                 3.5%
Consumer Staples                 2.1%
Telecommunication Services       1.7%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 96.3%
Aerospace/Defense - 1.5%
Aerovironment*                                 6,885    $        141
Teledyne Technologies*                         7,630             359
                                                        -------------

Total Aerospace/Defense                                          500
---------------------------------------------------------------------

Aerospace/Defense-Equipment - 2.0%
B/E Aerospace*                                 2,385              83
DRS Technologies                               4,735             276
Heico                                          2,105             103
Heico, Cl A                                    2,130              84
Orbital Sciences*                              4,470             108
                                                        -------------

Total Aerospace/Defense-Equipment                                654
_____________________________________________________________________

Apparel Manufacturers - 0.5%
Maidenform Brands*                             5,570              91
True Religion Apparel*                         4,450              82
                                                        -------------

Total Apparel Manufacturers                                      173
---------------------------------------------------------------------

Applications Software - 1.5%
EPIQ Systems*                                  4,695              73
Patni Computer Systems ADR                     9,760             112
Progress Software*                            10,705             320
                                                        _____________

Total Applications Software                                      505
---------------------------------------------------------------------

Auction House/Art Dealer - 0.4%
Ritchie Bros Auctioneers                       1,590             131
                                                        _____________

Total Auction House/Art Dealer                                   131
_____________________________________________________________________

Beverages-Non-Alcoholic - 0.5%
Coca-Cola Bottling                             2,650             163
                                                        -------------

Total Beverages-Non-Alcoholic                                    163
_____________________________________________________________________

Building Products-Cement/Aggregate - 0.4%
Texas Industries                               2,120             127
                                                        -------------

Total Building Products-Cement/Aggregate                         127
_____________________________________________________________________

Cable TV - 0.1%
Lodgenet Interactive                           3,600              22
                                                        -------------

Total Cable TV                                                    22
_____________________________________________________________________

Cellular Telecommunications - 1.1%
Cellcom Israel                                11,505             362
                                                        -------------

Total Cellular Telecommunications                                362
_____________________________________________________________________

Chemicals-Diversified - 0.8%
Celanese, Ser A                                5,800             226
Olin                                           2,075              41
                                                        -------------

Total Chemicals-Diversified                                      267
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Chemicals-Specialty - 1.1%
Albemarle                                      6,090    $        222
Balchem                                        1,220              28
Hercules                                       5,785             106
                                                        -------------

Total Chemicals-Specialty                                        356
---------------------------------------------------------------------

Coal - 0.8%
Massey Energy                                  4,650             170
Walter Industries                              1,725             108
                                                        _____________

Total Coal                                                       278
---------------------------------------------------------------------

Coatings/Paint - 0.3%
RPM International                              4,205              88
                                                        -------------

Total Coatings/Paint                                              88
_____________________________________________________________________

Commercial Banks-Central US - 0.1%
Cullen/Frost Bankers                             750              40
                                                        -------------

Total Commercial Banks-Central US                                 40
_____________________________________________________________________

Commercial Services - 0.9%
CoStar Group*                                  4,180             180
Healthcare Services Group                      5,355             111
                                                        _____________

Total Commercial Services                                        291
_____________________________________________________________________

Commercial Services-Finance - 1.2%
Interactive Data                               6,780             193
Riskmetrics Group*                             3,295              64
Wright Express*                                5,305             163
                                                        -------------

Total Commercial Services-Finance                                420
---------------------------------------------------------------------

Communications Software - 0.3%
DivX*                                         15,330             107
                                                        -------------

Total Communications Software                                    107
---------------------------------------------------------------------

Computer Aided Design - 1.3%
Ansys*                                        12,750             440
                                                        -------------

Total Computer Aided Design                                      440
---------------------------------------------------------------------

Computer Graphics - 0.0%
Monotype Imaging Holdings*                        25               -
                                                        -------------

Total Computer Graphics                                            -
---------------------------------------------------------------------

Computer Services - 1.0%
DST Systems*                                   2,625             173
IHS, Cl A*                                     2,510             161
                                                        _____________

Total Computer Services                                          334
---------------------------------------------------------------------

Computer Software - 0.2%
Blackbaud                                      2,960              72
                                                        -------------

Total Computer Software                                           72
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Computers-Integrated Systems - 1.3%
NCI, Cl A*                                     9,440    $        178
Radisys*                                       8,255              83
Teradata*                                      8,460             187
                                                        _____________

Total Computers-Integrated Systems                               448
_____________________________________________________________________

Computers-Memory Devices - 0.2%
Silicon Storage Technology*                   29,665              78
                                                        _____________

Total Computers-Memory Devices                                    78
_____________________________________________________________________

Computers-Peripheral Equipment - 0.5%
Logitech International*                        6,090             155
                                                        -------------

Total Computers-Peripheral Equipment                             155
---------------------------------------------------------------------

Consulting Services - 2.0%
Corporate Executive Board                      2,920             118
Gartner*                                       5,045              98
Maximus                                        5,820             214
Watson Wyatt Worldwide, Cl A                   4,485             254
                                                        -------------

Total Consulting Services                                        684
---------------------------------------------------------------------

Containers-Metal/Glass - 1.5%
Greif, Cl A                                    3,040             207
Silgan Holdings                                6,020             299
                                                        _____________

Total Containers-Metal/Glass                                     506
---------------------------------------------------------------------

Containers-Paper/Plastic - 2.0%
Bemis                                          8,650             220
Pactiv*                                       10,095             265
Sonoco Products                                5,870             168
                                                        _____________

Total Containers-Paper/Plastic                                   653
_____________________________________________________________________

Cosmetics & Toiletries - 0.6%
Alberto-Culver                                 7,820             214
                                                        _____________

Total Cosmetics & Toiletries                                     214
_____________________________________________________________________

Data Processing/Management - 0.5%
Dun & Bradstreet                               2,160             176
                                                        _____________

Total Data Processing/Management                                 176
_____________________________________________________________________

Decision Support Software - 0.6%
SPSS*                                          4,865             189
                                                        _____________

Total Decision Support Software                                  189
---------------------------------------------------------------------

Diagnostic Equipment - 0.6%
Gen-Probe*                                     4,270             206
Immucor*                                           5               -
                                                        _____________

Total Diagnostic Equipment                                       206
_____________________________________________________________________

Diagnostic Kits - 0.9%
Meridian Bioscience                            9,545             319
                                                        -------------

Total Diagnostic Kits                                            319
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Dialysis Centers - 0.5%
Dialysis Corp Of America*                     22,025    $        161
                                                        _____________

Total Dialysis Centers                                           161
---------------------------------------------------------------------

Direct Marketing - 0.1%
Valuevision Media, Cl A*                       8,135              45
                                                        _____________

Total Direct Marketing                                            45
---------------------------------------------------------------------

Diversified Manufacturing Operations - 0.9%
Acuity Brands                                  2,695             116
SPX                                            1,635             172
                                                        _____________

Total Diversified Manufacturing Operations                       288
_____________________________________________________________________

Educational Software - 0.2%
Blackboard*                                    2,415              80
                                                        _____________

Total Educational Software                                        80
_____________________________________________________________________

Electric Products-Miscellaneous - 0.4%
Ametek                                         3,352             147
                                                        -------------

Total Electric Products-Miscellaneous                            147
_____________________________________________________________________

Electric-Integrated - 1.1%
Portland General Electric                      9,625             217
Westar Energy                                  7,305             166
                                                        -------------

Total Electric-Integrated                                        383
_____________________________________________________________________

Electric-Transmission - 1.0%
ITC Holdings                                   6,215             324
                                                        -------------

Total Electric-Transmission                                      324
---------------------------------------------------------------------

Electronic Components-Miscellaneous - 0.8%
Celestica*                                    40,245             270
                                                        -------------

Total Electronic Components-Miscellaneous                        270
---------------------------------------------------------------------

Electronic Components-Semiconductors - 3.4%
Bookham*                                      49,555              68
DSP Group*                                    19,585             249
Fairchild Semiconductor International*         6,790              81
Ikanos Communications*                        39,815             182
ON Semiconductor*                             41,195             234
Qlogic*                                       10,195             156
Semtech*                                       2,525              36
SiRF Technology Holdings*                      8,105              41
Zoran*                                         6,780              93
                                                        _____________

Total Electronic Components-Semiconductors                     1,140
_____________________________________________________________________

Electronic Connectors - 1.0%
Amphenol, Cl A                                 8,760             326
                                                        -------------

Total Electronic Connectors                                      326
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electronic Design Automation - 0.3%
Synplicity*                                   11,855    $         93
                                                        _____________

Total Electronic Design Automation                                93
_____________________________________________________________________

Electronic Measuring Instruments - 0.5%
National Instruments                           6,545             171
                                                        _____________

Total Electronic Measuring Instruments                           171
_____________________________________________________________________

Engineering/R&D Services - 0.3%
URS*                                           2,801              92
                                                        _____________

Total Engineering/R&D Services                                    92
---------------------------------------------------------------------

Enterprise Software/Services - 1.2%
Novell*                                       52,430             330
PROS Holdings*                                 5,140              64
                                                        _____________

Total Enterprise Software/Services                               394
_____________________________________________________________________

Entertainment Software - 0.1%
Take-Two Interactive Software*                 1,965              50
                                                        _____________

Total Entertainment Software                                      50
_____________________________________________________________________

Fiduciary Banks - 0.5%
Wilmington Trust                               4,945             154
                                                        _____________

Total Fiduciary Banks                                            154
_____________________________________________________________________

Finance-Investment Banker/Broker - 0.8%
Cowen Group*                                  11,890              84
Interactive Brokers Group, Cl A*               6,620             170
                                                        _____________

Total Finance-Investment Banker/Broker                           254
_____________________________________________________________________

Food-Baking - 0.4%
Flowers Foods                                  5,262             130
                                                        _____________

Total Food-Baking                                                130
_____________________________________________________________________

Food-Dairy Products - 0.6%
Dean Foods                                    10,595             213
                                                        _____________

Total Food-Dairy Products                                        213
---------------------------------------------------------------------

Gas-Distribution - 1.8%
AGL Resources                                  5,952             204
Southwest Gas                                  7,570             212
UGI                                            7,570             189
                                                        -------------

Total Gas-Distribution                                           605
---------------------------------------------------------------------

Human Resources - 0.8%
Cross Country Healthcare*                     12,245             151
Hudson Highland Group*                        12,585             107
                                                        -------------

Total Human Resources                                            258
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Industrial Automation/Robot - 1.0%
Cognex                                         8,110    $        177
Nordson                                        3,045             164
                                                        -------------

Total Industrial Automation/Robot                                341
---------------------------------------------------------------------

Instruments-Controls - 0.3%
Photon Dynamics*                               9,495             101
                                                        -------------

Total Instruments-Controls                                       101
---------------------------------------------------------------------

Instruments-Scientific - 1.7%
PerkinElmer                                   18,010             438
Varian*                                        2,050             119
                                                        _____________

Total Instruments-Scientific                                     557
_____________________________________________________________________

Internet Application Software - 0.2%
CryptoLogic                                    4,960              79
                                                        -------------

Total Internet Application Software                               79
---------------------------------------------------------------------

Internet Incubators - 0.4%
Internet Capital Group*                       11,595             121
                                                        -------------

Total Internet Incubators                                        121
---------------------------------------------------------------------

Investment Management/Advisory Services - 0.5%
AllianceBernstein Holding*                     2,630             167
                                                        -------------

Total Investment Management/Advisory Services                    167
---------------------------------------------------------------------

Lasers-Systems/Components - 0.8%
Electro Scientific Industries*                 3,785              62
Rofin-Sinar Technologies*                      4,290             193
                                                        -------------

Total Lasers-Systems/Components                                  255
---------------------------------------------------------------------

Leisure & Recreational Products - 0.5%
WMS Industries                                 4,780             172
                                                        -------------

Total Leisure & Recreational Products                            172
---------------------------------------------------------------------

Life/Health Insurance - 1.3%
Delphi Financial Group, Cl A                   7,465             218
Reinsurance Group of America                   3,900             212
                                                        _____________

Total Life/Health Insurance                                      430
_____________________________________________________________________

Machinery-Material Handling - 0.9%
Columbus McKinnon*                             9,990             309
                                                        -------------

Total Machinery-Material Handling                                309
---------------------------------------------------------------------

Medical Instruments - 1.1%
Edwards Lifesciences*                          2,820             124
Natus Medical*                                13,910             252
                                                        -------------

Total Medical Instruments                                        376
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical Labs & Testing Services - 0.5%
Icon ADR*                                      2,785    $        181
                                                        _____________

Total Medical Labs & Testing Services                            181
_____________________________________________________________________

Medical Products - 1.8%
Orthofix International*                        9,975             397
Zoll Medical*                                  7,705             205
                                                        -------------

Total Medical Products                                           602
---------------------------------------------------------------------

Medical Sterilization Product - 1.0%
STERIS                                        13,165             353
                                                        _____________

Total Medical Sterilization Product                              353
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.9%
Bio-Rad Laboratories, Cl A*                    2,180             194
Cambrex                                       10,340              72
Martek Biosciences*                            4,665             143
Qiagen*                                       11,895             247
                                                        _____________

Total Medical-Biomedical/Genetic                                 656
_____________________________________________________________________

Medical-Generic Drugs - 0.1%
Perrigo                                        1,320              50
                                                        _____________

Total Medical-Generic Drugs                                       50
---------------------------------------------------------------------

Medical-Hospitals - 1.2%
Medcath*                                      10,330             188
Universal Health Services, Cl B                3,935             211
                                                        _____________

Total Medical-Hospitals                                          399
_____________________________________________________________________

Medical-Outpatient/Home Medical - 0.5%
Amsurg*                                        6,475             153
                                                        -------------

Total Medical-Outpatient/Home Medical                            153
_____________________________________________________________________

Metal Processors & Fabricators - 0.8%
CIRCOR International                           3,240             150
Haynes International*                          2,140             117
                                                        -------------

Total Metal Processors & Fabricators                             267
---------------------------------------------------------------------

Miscellaneous Manufacturing - 0.2%
Trimas*                                       14,080              74
                                                        -------------

Total Miscellaneous Manufacturing                                 74
---------------------------------------------------------------------

Motion Pictures & Services - 0.8%
DreamWorks Animation SKG, Cl A*                9,885             255
                                                        -------------

Total Motion Pictures & Services                                 255
_____________________________________________________________________

Multimedia - 1.6%
Belo, Cl A                                    17,345             183
Corus Entertainment, Cl B                     11,010             194
Gemstar-TV Guide International*               37,195             175
                                                        -------------

Total Multimedia                                                 552
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Networking Products - 0.9%
Extreme Networks*                             48,535    $        150
Polycom*                                       6,650             150
                                                        -------------

Total Networking Products                                        300
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 0.8%
Waste Connections*                             9,222             283
                                                        -------------

Total Non-Hazardous Waste Disposal                               283
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 2.1%
Berry Petroleum, Cl A                          6,095             283
Bill Barrett*                                  1,915              90
Harvest Natural Resources*                    15,605             188
Stone Energy*                                  3,095             162
                                                        -------------

Total Oil Companies-Exploration & Production                     723
_____________________________________________________________________

Oil Field Machinery & Equipment - 1.0%
Dresser-Rand Group*                            4,555             140
Lufkin Industries                              3,315             212
                                                        -------------

Total Oil Field Machinery & Equipment                            352
---------------------------------------------------------------------

Oil-Field Services - 1.9%
Key Energy Services*                          23,400             314
Oceaneering International*                     2,790             176
Willbros Group*                                4,885             149
                                                        -------------

Total Oil-Field Services                                         639
_____________________________________________________________________

Paper & Related Products - 1.1%
Neenah Paper                                   5,235             135
Potlatch                                       2,290              95
Schweitzer-Mauduit International               5,690             132
                                                        -------------

Total Paper & Related Products                                   362
---------------------------------------------------------------------

Platinum - 0.8%
Stillwater Mining*                            18,265             283
                                                        -------------

Total Platinum                                                   283
_____________________________________________________________________

Power Conversion/Supply Equipment - 0.5%
Hubbell, Cl B                                  4,210             184
                                                        -------------

Total Power Conversion/Supply Equipment                          184
_____________________________________________________________________

Precious Metals - 0.2%
North American Palladium*                     14,365              78
                                                        -------------

Total Precious Metals                                             78
_____________________________________________________________________

Printing-Commercial - 0.8%
Consolidated Graphics*                         2,255             126
Valassis Communications*                      12,480             135
                                                        -------------

Total Printing-Commercial                                        261
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Property/Casualty Insurance - 3.8%
Arch Capital Group*                            7,145    $        491
CNA Surety*                                   15,185             233
RLI                                            6,710             333
United America Indemnity, Cl A*                5,175             100
Zenith National Insurance                      3,750             134
                                                        -------------

Total Property/Casualty Insurance                              1,291
_____________________________________________________________________

Publishing-Books - 1.1%
John Wiley & Sons, Cl A                        9,040             359
                                                        -------------

Total Publishing-Books                                           359
_____________________________________________________________________

Publishing-Newspapers - 0.2%
Dolan Media*                                   4,115              83
                                                        -------------

Total Publishing-Newspapers                                       83
_____________________________________________________________________

Quarrying - 0.5%
Compass Minerals International                 2,680             158
                                                        -------------

Total Quarrying                                                  158
_____________________________________________________________________

Racetracks - 0.7%
International Speedway, Cl A                   6,080             250
                                                        -------------

Total Racetracks                                                 250
_____________________________________________________________________

Reinsurance - 1.6%
Aspen Insurance Holdings                       6,335             167
Montpelier Re Holdings                         9,420             151
Validus Holdings                               8,760             205
                                                        _____________

Total Reinsurance                                                523
_____________________________________________________________________

REITs-Hotels - 0.5%
FelCor Lodging Trust                          13,675             165
                                                        -------------

Total REITs-Hotels                                               165
_____________________________________________________________________

REITs-Mortgage - 0.2%
MFA Mortgage Investments                      12,780              80
                                                        -------------

Total REITs-Mortgage                                              80
_____________________________________________________________________

Rental Auto/Equipment - 0.5%
H&E Equipment Services*                       13,115             165
                                                        -------------

Total Rental Auto/Equipment                                      165
---------------------------------------------------------------------

Research & Development - 0.9%
Pharmaceutical Product Development             6,825             286
                                                        -------------

Total Research & Development                                     286
---------------------------------------------------------------------

Retail-Apparel/Shoe - 0.4%
Footstar                                      27,970             125
                                                        _____________

Total Retail-Apparel/Shoe                                        125
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Retail-Auto Parts - 0.4%
O-Reilly Automotive*                           4,460    $        127
                                                        _____________

Total Retail-Auto Parts                                          127
_____________________________________________________________________

Retail-Automobile - 0.6%
AutoNation*                                    3,690              55
Copart*                                        4,185             162
                                                        -------------

Total Retail-Automobile                                          217
---------------------------------------------------------------------

Retail-Propane Distributors - 0.7%
Star Gas Partners*                            79,880             240
                                                        -------------

Total Retail-Propane Distributors                                240
---------------------------------------------------------------------

Retail-Sporting Goods - 0.2%
Cabela's*                                      5,800              82
                                                        -------------

Total Retail-Sporting Goods                                       82
---------------------------------------------------------------------

Rubber-Tires - 0.2%
Cooper Tire & Rubber                           5,000              75
                                                        -------------

Total Rubber-Tires                                                75
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - 0.4%
Brookline Bancorp                             12,620             145
                                                        -------------

Total S&L/Thrifts-Eastern US                                     145
_____________________________________________________________________

Schools - 1.3%
Capella Education*                             2,205             120
DeVry                                          4,785             200
Learning Tree International*                   7,835             110
                                                        -------------

Total Schools                                                    430
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 0.6%
Emulex*                                       11,900             193
                                                        -------------

Total Semiconductor Components-Integrated Circuits               193
---------------------------------------------------------------------

Semiconductor Equipment - 2.0%
Brooks Automation*                             7,990              78
Entegris*                                     41,637             299
MKS Instruments*                               8,210             176
Verigy*                                        6,435             121
                                                        -------------

Total Semiconductor Equipment                                    674
---------------------------------------------------------------------

Steel Pipe & Tube - 0.2%
Mueller Water Products, Cl A                   8,010              66
                                                        -------------

Total Steel Pipe & Tube                                           66
---------------------------------------------------------------------

Telecommunications Equipment - 1.0%
CommScope*                                     4,765             166
Comtech Telecommunications*                    4,050             158
                                                        -------------

Total Telecommunications Equipment                               324
---------------------------------------------------------------------

OLD MUTUAL SMALL CAP FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Telecommunications Services - 1.4%
NeuStar, Cl A*                                 4,260    $        113
Neutral Tandem*                                8,215             148
NTELOS Holdings                                8,355             202
                                                        -------------

Total Telecommunications Services                                463
---------------------------------------------------------------------

Television - 1.0%
Central European Media
     Enterprises, Cl A*                        1,975             168
Sinclair Broadcast Group, Cl A                17,790             159
                                                        -------------

Total Television                                                 327
---------------------------------------------------------------------

Theaters - 0.5%
Regal Entertainment Group, Cl A                9,600             185
                                                        -------------

Total Theaters                                                   185
---------------------------------------------------------------------

Transport-Equipment & Leasing - 0.9%
Aircastle                                      5,165              58
GATX                                           2,445              96
Genesis Lease ADR                              6,835             100
Greenbrier                                     1,915              51
                                                        -------------

Total Transport-Equipment & Leasing                              305
---------------------------------------------------------------------

Transport-Marine - 0.5%
Tidewater                                      2,775             153
                                                        -------------

Total Transport-Marine                                           153
---------------------------------------------------------------------

Transport-Truck - 0.8%
Landstar System                                5,185             270
                                                        -------------

Total Transport-Truck                                            270
---------------------------------------------------------------------

Wireless Equipment - 0.6%
InterDigital*                                  5,935             118
RF Micro Devices*                             31,080              83
                                                        -------------

Total Wireless Equipment                                         201
                                                        -------------

Total Common Stock (Cost $32,049)                             32,413
---------------------------------------------------------------------

Investment Company - 0.5%
Growth-Small Cap - 0.5%
iShares Russell 2000 Index Fund                2,310             158
                                                        -------------

Total Growth-Small Cap                                           158
                                                        -------------

Total Investment Company (Cost $169)                             158
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Money Market Fund - 3.5%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       1,175,030    $      1,175
                                                        _____________

Total Money Market Fund (Cost $1,175)                          1,175
_____________________________________________________________________

Total Investments - 100.3% (Cost $33,393)                     33,746
_____________________________________________________________________

Other Assets and Liabilities, Net - (0.3%)                       (98)
_____________________________________________________________________

Total Net Assets - 100.0%                               $     33,648
_____________________________________________________________________

The accompanying notes are an integral part of the financial statements.

For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL STRATEGIC SMALL COMPANY FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.


Performance Highlights

o For the one-year period ended March 31, 2008, the Old Mutual Strategic Small Company Fund relatively outperformed its benchmark, the Russell 2000(R) Index. The Fund's Class Z shares declined by (11.00)%, versus a loss of (13.00)% for the Index.

o At the sector level, stock selection in the consumer discretionary and industrials sectors contributed positively to the Fund's relative performance as did an underweight to the poor performing financials sector.

o The materials and energy sectors were the most significant detractors due to a sector underweight and stock selection, respectively.

o Stock selection in consumer staples contributed marginally to the Fund's performance relative to the Index.

o Among the individual stocks that positively contributed to the Fund's performance were business services consulting firm FTI Consulting, online travel provider Priceline.com and post-secondary education services supplier Capella Education.

o Keryx Biopharmaceuticals (no longer a Fund holding), a biopharmaceutical company; DealerTrack Holdings (no longer a Fund holding), a software and data solutions provider in the retail automotive industry; and Anadigics (no longer a Fund holding), a semiconductor solutions supplier, were among the most significant detractors to the Fund's performance during the fiscal year.

Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, the Old Mutual Strategic Small Company Fund (the "Fund") relatively outperformed its benchmark, the Russell 2000(R) Index (the "Index"). The Fund's Class Z shares declined by (11.00)%, versus a loss of (13.00)% for the Index. Performance for all share classes can be found on page 108.

Q.   What investment environment did the Fund face during the past year?

A. Several themes emerged during the period, but two seemed to dominate market sentiment. First, the continued strength of gross domestic product growth in emerging market countries led to continued strong interest from market participants. Market segments associated with emerging-market strength (basic materials, infrastructure development and firms with high levels of non-U.S. sales and earnings) saw steadfast interest throughout the period, leading to outperformance of momentum-oriented strategies. Second, the housing market downturn and dislocation in the mortgage market caused a sharp increase in volatility in the latter half of 2007 and into 2008. Recognition of trouble in the mortgage market was followed by a general decreased willingness for market participants to adequately price a wide range of previously liquid financial instruments (for example, commercial paper and asset backed securities), leading to a credit crunch that severely disrupted all markets. A series of interventions by the Federal Reserve Board starting in mid-September, while not completely stabilizing credit markets, helped calm nerves temporarily. But as the period came to an end, credit, housing and liquidity once more took center stage as a number of large financial institutions saw dramatic write-downs in the value of their portfolio assets, and market confidence in even the largest and most diversified financial institutions was severely shaken. By the end of the period, market participants seem to have believed that the credit and housing turmoil of 2007 would lead to an overall economic slowdown in 2008. Overall, growth stock indexes dramatically outperformed value-oriented indexes, while mid- and large-cap stocks outperformed their small-cap peers.

Q.   Which market factors influenced the Fund's relative performance?

A. During volatile times such as the year ended March 31, 2008, Eagle Asset Management, Inc. ("Eagle") remained focused on high-quality, slightly larger-capitalization companies including what the firm calls "global growers". Eagle's portion of the Fund was overweight relative the benchmark in the information technology and industrials sectors and underweight consumer cyclicals and more cyclical-type financials sector stocks. This strategy aided performance during the period.

     Though stock-specific factors, rather than macroeconomic themes, generally account for Liberty Ridge Capital, Inc.'s ("Liberty Ridge) portion of the Fund's relative results, a few more generalized factors drove some performance divergence during the year. Stock price momentum was an overwhelming driver of performance. Although Liberty Ridge analyzes near-term dynamics as part of the firm's investment process, the Fund was somewhat underexposed to segments that were most rewarded by momentum this year, specifically companies with highly cyclical earnings streams coupled with emerging markets exposure. Conversely, the Fund largely avoided exposure to companies directly exposed to the faltering housing and credit markets.

Q.   How did portfolio composition affect Fund performance?

A. At the sector level, stock selection in the consumer discretionary and industrials sectors contributed positively to the Fund's relative performance as did an underweight to the poor performing financials sector. The materials and energy sectors were the most significant detractors due to a sector underweight and stock selection, respectively. At the same time, stock selection in consumer staples contributed marginally to the Fund's performance relative to the Index.


                                                    Strategic Small Company Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisors: Copper Rock Capital Partners, LLC; Eagle Asset Management, Inc.; and Liberty Ridge Capital, Inc.


Top Ten Holdings
as of March 31, 2008

Psychiatric Solutions                1.9%
--------------------------------------------
Itron                                1.7%
--------------------------------------------
iShares Russell 2000 Growth
Index Fund                           1.6%
--------------------------------------------
Zoll Medical                         1.2%
--------------------------------------------
Conceptus                            1.1%
--------------------------------------------
Capella Education                    1.1%
--------------------------------------------
B/E Aerospace                        1.1%
--------------------------------------------
FTI Consulting                       1.0%
--------------------------------------------
Teradyne                             1.0%
--------------------------------------------
Priceline.com                        0.9%
--------------------------------------------
As a % of Total
Fund Investments                    12.6%
--------------------------------------------

     Among the individual stocks that positively contributed to the Fund's performance were business services consulting firm FTI Consulting, online travel provider Priceline. com and post-secondary education services supplier Capella Education. FTI Consulting, an industrials sector holding, benefited from a weak economic environment as the firm offers consulting to assist companies with bankruptcy, restructuring and other litigation services. Consumer discretionary holding Priceline.com performed well due to strong demand for travel abroad and market dominance for hotel bookings, particularly in Europe. Capella Education, a financials holding, demonstrated robust revenue throughout the period due to strong demand, new program offerings and specialized programming. Keryx Biopharmaceuticals (no longer a Fund holding), a biopharmaceutical company; DealerTrack Holdings (no longer a Fund holding), a software and data solutions provider in the retail automotive industry; and Anadigics (no longer a Fund holding), a semiconductor solutions supplier, were among the most significant detractors to the Fund's performance during the fiscal year. Keryx Biopharmaceuticals, a health care holding, was hurt when the Food and Drug Administration ("FDA") did not grant approval of its diabetic nephropathy drug. Information technology holding DealerTrack Holdings was negatively impacted by the announcement that earnings could soften in the current economy and that credit was tightening in the automobile industry. Anadigics', another information technology holding, stock fell on a weakened first quarter 2008 outlook reflecting higher research and manufacturing costs. Shrinking demand for one of Anadigics' more profitable cable chips used in cell phones also hurt the company's performance during the period.

Q.   What is the investment outlook for the small-cap equity market?

A. Given the current economic environment, Copper Rock Capital Partners, LLC ("Copper Rock") notes that it does not expect an immediate reversal for holdings damaged by this market volatility, but the firm remains confident in its strategy and its ability to manage investments through this turbulent market. Copper Rock continues to review opportunities and invest on a bottom-up, stock-by-stock basis. Within the energy sector, the firm sees opportunities in companies exploring production of natural gas and oil, particularly as commodity prices increase. As volatility creates opportunities to add to holdings that were previously overvalued, Copper Rock is identifying new opportunities across all sectors. Within health care, the firm has begun to avoid traditional pharmaceutical companies that are reliant upon late stage FDA approval as the government body is increasingly rejecting new drugs. Copper Rock continues to focus on medical device/medical product companies that are securing contracts with doctors or hospitals and can continue to gain market share regardless of FDA approval or a waning economy. While this sub-advisor's portion of the Fund's portfolio was notably underweight in traditional retail and restaurants in 2007, Copper Rock has recently added to positions in high quality retailers who can expect to grow square footage in a contracting economy. The sub-advisor believes this group tends to recover quickly in volatile markets. Also within the consumer discretionary sector, Copper Rock continues to like secondary education services companies. While these companies have been battered by the tightening lending environment, they have exhibited improving returns and have reacted favorably to proposed legislation to free up additional student loan funding.

     Eagle notes that its take-away from the most recent episode of market volatility is that investors must be willing to appear to be "wrong" in some months or even some quarters to achieve long-term outperformance. Hedge funds have short time horizons and their behavior has an increasingly large influence on the market. Eagle believes the market places too much emphasis on the close future and not enough to intermediate- or long-term fundamentals. Hedge-fund activities may require investors to practice more patience and/or engage in select contrarian trades.

     Sharply declining interest rates create a more secure backdrop for finance and consumer cyclical names, but Eagle notes that it is apt to add slowly to the financials sector, thereby gradually correcting its current underweight position relative the benchmark. Valuations in the financials sector are appealing in Eagle's view and, thus far, book


Strategic Small Company Fund
     value for many financials-sector companies have held fast. Overall Eagle maintains a risk-averse posture and the firm seeks to find valuations and risks that strike a reasonable balance.

     Liberty Ridge notes that the markets seem to be quickly returning to industries and sectors that have posted the worst operating results and are given the most tenuous outlooks, trying to price-in the eventual recovery of highly levered financial institutions, homebuilders, auto manufacturers and other businesses exposed to the current credit crunch and consumer slowdown. The sub-advisor believes the next six to twelve months will be a re-evaluation period for many of the most levered equities resulting in a further downturn that is reflective of diminished growth prospects and increased risk. Liberty Ridge does not, however, believe the economy will turn sharply toward the negative, as many headlines trumpet. As investors regain faith in the overall trajectory of the U.S. and world economies, Liberty Ridge expects they will rotate back to long-ignored equities with solid cash balances, reasonable debt levels and solid growth prospects. The sub-advisor expects volatility to remain elevated over the next two months as companies announce first-quarter 2008 results and work to temper expectations for the remainder of 2008. If the market reacts poorly to earnings outlooks, Liberty Ridge expects to continue moving the Fund's portfolio into growth names that Liberty Ridge believes have strong prospects for growth but are temporarily depressed. In uncertain times, opportunity may exist to build positions in high quality business franchises at prices that help to offset risk, in the sub-advisor's view. Liberty Ridge continues to focus on finding companies it believes will perform well regardless of short-term macroeconomic preoccupations and believes a long-term outlook rewards investors over time.


                                                    Strategic Small Company Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized      Annualized       Annualized     Annualized
                                          Inception    One Year        3 Year          5 Year           10 Year        Inception
                                            Date        Return         Return          Return           Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                    12/31/96     (11.00)%        4.06%           13.34%           5.34%           7.82%
Class A with load                          07/31/03     (16.31)%        1.78%            n/a              n/a            5.71%
Class A without load                       07/31/03     (11.22)%        3.81%            n/a              n/a            7.07%
Class C with load                          07/31/03     (12.60)%        3.02%            n/a              n/a            6.26%
Class C without load                       07/31/03     (11.89)%        3.02%            n/a              n/a            6.26%
Institutional Class                        12/20/06 (1) (10.92)%         n/a             n/a              n/a           (5.63)%
Russell 2000(R) Index                      12/31/96     (13.00)%        5.06%           14.90%           4.96%           7.27%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

As of January 1, 2006, certain of the Fund's assets began to be managed by sub-advisors different than the Fund's former advisor, and the Fund's former advisor became a sub-advisor to the Fund. As a result, the Fund's performance prior to January 1, 2006 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.63% and 1.35%; 2.13% and 1.60%; 7.29% and 2.35%; and 1.09% and
1.08%,respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Strategic Small
                Company Fund,     Russell 2000 (R)
                Class Z           Index
     3/98         10,000           10,000
     3/99          8,548            8,374
     3/00         17,074           11,498
     3/01         12,458            9,735
     3/02         13,788           11,097
     3/03          8,993            8,104
     3/04         14,108           13,278
     3/05         14,922           13,996
     3/06         17,975           17,614
     3/07         18,894           18,655
     3/08         16,817           16,229


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on March 31,1998 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Information Technology        22.9%
Industrials                   16.4%
Health Care                   16.3%
Consumer Discretionary        14.4%
Financials                     9.0%
Energy                         8.2%
Materials                      5.7%
Cash Equivalents               2.5%
Utilities                      2.5%
Consumer Staples               1.2%
Telecommunication Services     0.9%

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 96.1%
Aerospace/Defense - 0.8%
Aerovironment*                                 3,005    $         61
Teledyne Technologies*                         3,170             149
                                                        _____________

Total Aerospace/Defense                                          210
_____________________________________________________________________

Aerospace/Defense-Equipment - 2.8%
AAR*                                           7,345             200
B/E Aerospace*                                 7,699             269
DRS Technologies                               2,040             119
Heico                                            860              42
Heico, Cl A                                      855              34
Orbital Sciences*                              1,830              44
                                                        _____________

Total Aerospace/Defense-Equipment                                708
_____________________________________________________________________

Agricultural Chemicals - 0.3%
Terra Industries*                              2,192              78
                                                        _____________

Total Agricultural Chemicals                                      78
_____________________________________________________________________

Apparel Manufacturers - 0.3%
Maidenform Brands*                             2,420              39
True Religion Apparel*                         1,915              36
                                                        -------------

Total Apparel Manufacturers                                       75
_____________________________________________________________________

Applications Software - 0.8%
EPIQ Systems*                                  2,040              32
Patni Computer Systems ADR                     4,190              48
Progress Software*                             4,175             125
                                                        _____________

Total Applications Software                                      205
---------------------------------------------------------------------

Auction House/Art Dealer - 0.4%
Ritchie Bros Auctioneers                       1,160              95
                                                        _____________

Total Auction House/Art Dealer                                    95
---------------------------------------------------------------------

Audio/Video Products - 0.7%
DTS*                                           7,355             177
                                                        -------------

Total Audio/Video Products                                       177
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.3%
Amerigon*                                      4,812              71
                                                        -------------

Total Auto/Truck Parts & Equipment-Original                       71
_____________________________________________________________________

Beverages-Non-Alcoholic - 0.3%
Coca-Cola Bottling                             1,155              71
                                                        _____________

Total Beverages-Non-Alcoholic                                     71
_____________________________________________________________________

Building Products-Cement/Aggregate - 0.2%
Texas Industries                                 900              54
                                                        -------------

Total Building Products-Cement/Aggregate                          54
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Cable TV - 0.0%
Lodgenet Interactive*                          1,405    $          9
                                                        _____________

Total Cable TV                                                     9
---------------------------------------------------------------------

Cellular Telecommunications - 0.6%
Cellcom Israel                                 4,585             144
                                                        _____________

Total Cellular Telecommunications                                144
_____________________________________________________________________

Chemicals-Diversified - 0.4%
Olin                                             895              18
Celanese, Ser A                                2,310              90
                                                        -------------

Total Chemicals-Diversified                                      108
---------------------------------------------------------------------

Chemicals-Specialty - 1.0%
Albemarle                                      2,565              94
Balchem                                          475              11
Hercules                                       2,522              46
OM Group*                                      2,120             116
                                                        -------------

Total Chemicals-Specialty                                        267
_____________________________________________________________________

Coal - 0.9%
Walter Industries                                735              46
Massey Energy                                  5,017             183
                                                        -------------

Total Coal                                                       229
_____________________________________________________________________

Coatings/Paint - 0.1%
RPM International                              1,645              34
                                                        _____________

Total Coatings/Paint                                              34
_____________________________________________________________________

Commercial Banks-Central US - 0.3%
Cullen/Frost Bankers                             320              17
PrivateBancorp                                 1,960              62
                                                        -------------

Total Commercial Banks-Central US                                 79
_____________________________________________________________________

Commercial Banks-Eastern US - 0.2%
Signature Bank*                                2,440              62
                                                        -------------

Total Commercial Banks-Eastern US                                 62
_____________________________________________________________________

Commercial Services - 1.3%
CoStar Group*                                  1,685              73
ExlService Holdings*                           8,856             203
Healthcare Services Group                      2,170              45
                                                        _____________

Total Commercial Services                                        321
---------------------------------------------------------------------

Commercial Services-Finance - 0.7%
Interactive Data                               2,700              77
Riskmetrics Group*                             1,400              27
Wright Express*                                2,267              70
                                                        -------------

Total Commercial Services-Finance                                174
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Communications Software - 0.2%
DivX*                                          6,680    $         47
                                                        _____________

Total Communications Software                                     47
---------------------------------------------------------------------

Computer Aided Design - 0.7%
Ansys*                                         5,120             177
                                                        -------------

Total Computer Aided Design                                      177
---------------------------------------------------------------------

Computer Graphics - 0.0%
Monotype Imaging Holdings*                        10               -
                                                        -------------

Total Computer Graphics                                            -
---------------------------------------------------------------------

Computer Services - 0.5%
IHS, Cl A*                                     1,020              66
DST Systems*                                   1,025              67
                                                        _____________

Total Computer Services                                          133
---------------------------------------------------------------------

Computer Software - 0.4%
Blackbaud                                      1,165              28
Double-Take Software*                          7,022              82
                                                        _____________

Total Computer Software                                          110
---------------------------------------------------------------------

Computers-Integrated Systems - 1.3%
Riverbed Technology*                           1,799              27
Radisys*                                       3,605              36
NCI, Cl A*                                     4,115              78
Teradata*                                      3,360              74
Jack Henry & Associates                        4,845             120
                                                        _____________

Total Computers-Integrated Systems                               335
_____________________________________________________________________

Computers-Memory Devices - 0.1%
Silicon Storage Technology*                   12,920              34
                                                        _____________

Total Computers-Memory Devices                                    34
_____________________________________________________________________

Computers-Peripheral Equipment - 0.2%
Logitech International*                        2,405              61
                                                        _____________

Total Computers-Peripheral Equipment                              61
_____________________________________________________________________

Consulting Services - 3.2%
Advisory Board*                                3,408             187
Corporate Executive Board                      1,270              51
FTI Consulting*                                3,578             254
Gartner*                                       2,195              42
Maximus                                        2,495              92
Navigant Consulting*                           3,100              59
Watson Wyatt Worldwide, Cl A                   2,140             121
                                                        -------------

Total Consulting Services                                        806
---------------------------------------------------------------------

Containers-Metal/Glass - 0.8%
Greif, Cl A                                    1,214              82
Silgan Holdings                                2,385             118
                                                        -------------

Total Containers-Metal/Glass                                     200
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------


Containers-Paper/Plastic - 1.1%
Bemis                                          3,650    $         93
Pactiv*                                        4,125             108
Sonoco Products                                2,420              69
                                                        -------------

Total Containers-Paper/Plastic                                   270
_____________________________________________________________________

Cosmetics & Toiletries - 0.3%
Alberto-Culver                                 3,090              85
                                                        -------------

Total Cosmetics & Toiletries                                      85
_____________________________________________________________________

Data Processing/Management - 0.3%
Dun & Bradstreet                                 905              74
                                                        -------------

Total Data Processing/Management                                  74
_____________________________________________________________________

Decision Support Software - 0.3%
SPSS*                                          1,990              77
                                                        _____________

Total Decision Support Software                                   77
_____________________________________________________________________

Diagnostic Equipment - 0.3%
Immucor*                                           5               -
Gen-Probe*                                     1,735              84
                                                        _____________

Total Diagnostic Equipment                                        84
_____________________________________________________________________

Diagnostic Kits - 0.5%
Meridian Bioscience                            3,712             124
                                                        _____________

Total Diagnostic Kits                                            124
---------------------------------------------------------------------

Dialysis Centers - 0.3%
Dialysis Corp Of America*                      9,605              70
                                                        _____________

Total Dialysis Centers                                            70
---------------------------------------------------------------------

Direct Marketing - 0.1%
Valuevision Media, Cl A*                       3,510              20
                                                        _____________

Total Direct Marketing                                            20
---------------------------------------------------------------------

Distribution/Wholesale - 0.6%
Fossil*                                        4,837             148
                                                        _____________

Total Distribution/Wholesale                                     148
_____________________________________________________________________

Diversified Manufacturing Operations - 0.5%
Acuity Brands                                  1,155              50
SPX                                              640              67
                                                        -------------

Total Diversified Manufacturing Operations                       117
---------------------------------------------------------------------

E-Commerce/Services - 0.9%
Priceline.com*                                 1,982             240
                                                        _____________

Total E-Commerce/Services                                        240
_____________________________________________________________________

Educational Software - 0.6%
Blackboard*                                    2,615              87
SkillSoft ADR*                                 7,200              75
                                                        -------------

Total Educational Software                                       162
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electric Products-Miscellaneous - 0.3%
Ametek                                         1,532    $         67
                                                        -------------

Total Electric Products-Miscellaneous                             67
---------------------------------------------------------------------

Electric-Integrated - 0.6%
Westar Energy                                  2,995              68
Portland General Electric                      4,015              91
                                                        _____________

Total Electric-Integrated                                        159
_____________________________________________________________________

Electric-Transmission - 0.5%
ITC Holdings                                   2,450             128
                                                        _____________

Total Electric-Transmission                                      128
_____________________________________________________________________

Electronic Components-Miscellaneous - 0.5%
Celestica*                                    17,175             115
                                                        _____________

Total Electronic Components-Miscellaneous                        115
_____________________________________________________________________

Electronic Components-Semiconductors - 2.8%
AuthenTec*                                     6,457              64
Bookham*                                      21,145              29
Cavium Networks*                               3,632              60
DSP Group*                                     8,355             106
Fairchild Semiconductor International*         2,900              35
Ikanos Communications*                        16,565              76
Microsemi*                                     4,660             106
ON Semiconductor*                             16,820              96
Qlogic*                                        4,355              67
Semtech*                                       1,080              15
SiRF Technology Holdings*                      3,635              19
Zoran*                                         2,910              40
                                                        -------------

Total Electronic Components-Semiconductors                       713
---------------------------------------------------------------------

Electronic Connectors - 0.5%
Amphenol, Cl A                                 3,390             126
                                                        -------------

Total Electronic Connectors                                      126
---------------------------------------------------------------------

Electronic Design Automation - 1.3%
Synplicity*                                    5,055              40
Magma Design Automation*                      15,315             147
Comtech Group*                                13,054             141
                                                        -------------

Total Electronic Design Automation                               328
_____________________________________________________________________

Electronic Measuring Instruments - 1.9%
Itron*                                         4,763             430
National Instruments                           2,280              60
                                                        -------------

Total Electronic Measuring Instruments                           490
---------------------------------------------------------------------

E-Marketing/Information - 0.2%
Constant Contact*                              2,939              43
                                                        -------------

Total E-Marketing/Information                                     43
_____________________________________________________________________



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Engineering/R&D Services - 0.2%
URS*                                           1,220    $         40
                                                        -------------

Total Engineering/R&D Services                                    40
---------------------------------------------------------------------

Enterprise Software/Services - 1.3%
Novell*                                       21,670             136
PROS Holdings*                                 2,150              27
Ultimate Software Group*                       5,324             160
                                                        -------------

Total Enterprise Software/Services                               323
---------------------------------------------------------------------

Entertainment Software - 0.1%
Take-Two Interactive Software*                   840              21
                                                        -------------

Total Entertainment Software                                      21
---------------------------------------------------------------------

Fiduciary Banks - 0.3%
Wilmington Trust                               2,205              69
                                                        -------------

Total Fiduciary Banks                                             69
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 0.4%
Cowen Group*                                   5,190              37
Interactive Brokers Group, Cl A*               2,640              68
                                                        _____________

Total Finance-Investment Banker/Broker                           105
_____________________________________________________________________

Finance-Other Services - 0.8%
FCStone Group*                                 3,300              91
GFI Group                                      1,906             109
                                                        _____________

Total Finance-Other Services                                     200
_____________________________________________________________________

Food-Baking - 0.2%
Flowers Foods                                  2,160              53
                                                        _____________

Total Food-Baking                                                 53
_____________________________________________________________________

Food-Dairy Products - 0.3%
Dean Foods                                     4,280              86
                                                        _____________

Total Food-Dairy Products                                         86
---------------------------------------------------------------------

Footwear & Related Apparel - 0.5%
Deckers Outdoor*                               1,125             121
                                                        -------------

Total Footwear & Related Apparel                                 121
_____________________________________________________________________

Gambling (Non-Hotel) - 0.2%
Pinnacle Entertainment*                        4,923              63
                                                        -------------

Total Gambling (Non-Hotel)                                        63
_____________________________________________________________________

Gas-Distribution - 1.0%
AGL Resources                                  2,540              87
Southwest Gas                                  3,360              94
UGI                                            3,255              81
                                                        -------------

Total Gas-Distribution                                           262
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Human Resources - 0.4%
Cross Country Healthcare*                      5,435    $        67
Hudson Highland Group*                         5,365             45
                                                        -------------

Total Human Resources                                           112
---------------------------------------------------------------------

Industrial Automation/Robot - 0.5%
Cognex                                         2,985             65
Nordson                                        1,190             64
                                                        _____________

Total Industrial Automation/Robot                               129
_____________________________________________________________________

Instruments-Controls - 0.2%
Photon Dynamics*                               4,085             43
                                                        _____________

Total Instruments-Controls                                       43
_____________________________________________________________________

Instruments-Scientific - 0.9%
PerkinElmer                                    7,415            180
Varian*                                          830             48
                                                        -------------

Total Instruments-Scientific                                    228
---------------------------------------------------------------------

Insurance Brokers - 0.3%
eHealth*                                       3,740             83
                                                        -------------

Total Insurance Brokers                                          83
---------------------------------------------------------------------

Internet Application Software - 0.7%
CryptoLogic                                    2,160             34
Vocus*                                         5,123            135
                                                        -------------

Total Internet Application Software                             169
---------------------------------------------------------------------

Internet Incubators - 0.2%
Internet Capital Group*                        4,950             52
                                                        -------------

Total Internet Incubators                                        52
---------------------------------------------------------------------

Investment Management/Advisory Services - 0.5%
Affiliated Managers Group*                       650             59
AllianceBernstein Holding*                     1,030             65
                                                        _____________

Total Investment Management/Advisory Services                   124
_____________________________________________________________________

Lasers-Systems/Components - 0.4%
Electro Scientific Industries*                 1,610             27
Rofin-Sinar Technologies*                      1,740             78
                                                        -------------

Total Lasers-Systems/Components                                 105
_____________________________________________________________________

Leisure & Recreational Products - 0.3%
WMS Industries                                 1,920             69
                                                        -------------

Total Leisure & Recreational Products                            69
_____________________________________________________________________

Life/Health Insurance - 0.7%
Delphi Financial Group, Cl A                   3,265             95
Reinsurance Group of America                   1,525             83
                                                        -------------

Total Life/Health Insurance                                     178
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.4%
Bucyrus International Cl A                     1,035    $        105
                                                        _____________

Total Machinery-Construction & Mining                            105
_____________________________________________________________________

Machinery-Material Handling - 0.5%
Columbus McKinnon*                             4,050             125
                                                        _____________

Total Machinery-Material Handling                                125
---------------------------------------------------------------------

Marine Services - 0.9%
Aegean Marine Petroleum Network                6,853             234
                                                        _____________

Total Marine Services                                            234
---------------------------------------------------------------------

Medical Instruments - 2.1%
Abaxis*                                        3,860              89
Conceptus*                                    15,517             288
Edwards Lifesciences*                          1,160              52
Natus Medical*                                 6,060             110
                                                        -------------

Total Medical Instruments                                        539
---------------------------------------------------------------------

Medical Labs & Testing Services - 0.3%
Icon ADR*                                      1,090              71
                                                        -------------

Total Medical Labs & Testing Services                             71
---------------------------------------------------------------------

Medical Products - 1.9%
Orthofix International*                        3,980             158
Zoll Medical*                                 11,785             313
                                                        -------------

Total Medical Products                                           471
---------------------------------------------------------------------

Medical Sterilization Product - 0.6%
STERIS                                         5,330             143
                                                        -------------

Total Medical Sterilization Product                              143
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 3.1%
Alexion Pharmaceuticals*                       2,105             125
Bio-Rad Laboratories, Cl A*                      855              76
Cambrex                                        4,440              31
Illumina*                                      2,435             185
Lifecell*                                      5,317             223
Martek Biosciences*                            2,005              61
Qiagen*                                        4,760              99
                                                        _____________

Total Medical-Biomedical/Genetic                                 800
---------------------------------------------------------------------

Medical-Drugs - 0.2%
OSI Pharmaceuticals*                           1,553              58
                                                        -------------

Total Medical-Drugs                                               58
---------------------------------------------------------------------

Medical-Generic Drugs - 0.5%
Perrigo                                        3,682             139
                                                        -------------

Total Medical-Generic Drugs                                      139
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-Hospitals - 0.7%
Medcath*                                       4,310    $         79
Universal Health Services, Cl B                1,675              90
                                                        _____________

Total Medical-Hospitals                                          169
_____________________________________________________________________

Medical-Outpatient/Home Medical - 0.3%
Amsurg*                                        2,930              69
                                                        -------------

Total Medical-Outpatient/Home Medical                             69
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.9%
Circor International                           1,255              58
Haynes International*                            915              50
Ladish*                                        3,113             112
                                                        _____________

Total Metal Processors & Fabricators                             220
---------------------------------------------------------------------

Miscellaneous Manufacturing - 0.1%
Trimas*                                        6,130              32
                                                        _____________

Total Miscellaneous Manufacturing                                 32
_____________________________________________________________________

Motion Pictures & Services - 0.4%
DreamWorks Animation SKG, Cl A*                3,865             100
                                                        -------------

Total Motion Pictures & Services                                 100
---------------------------------------------------------------------

Multimedia - 0.9%
Belo, Cl A                                     7,115              75
Corus Entertainment, Cl B                      4,310              76
Gemstar-TV Guide International*               15,865              75
                                                        -------------

Total Multimedia                                                 226
---------------------------------------------------------------------

Networking Products - 0.7%
Extreme Networks*                             22,065              68
Polycom*                                       3,035              68
Switch & Data Facilities*                      3,852              39
                                                        -------------

Total Networking Products                                        175
_____________________________________________________________________

Non-Hazardous Waste Disposal - 0.4%
Waste Connections*                             3,655             112
                                                        -------------

Total Non-Hazardous Waste Disposal                               112
_____________________________________________________________________

Oil & Gas Drilling - 0.3%
Patterson-UTI Energy                           3,180              83
                                                        -------------

Total Oil & Gas Drilling                                          83
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 3.4%
Arena Resources*                               2,601    $        101
ATP Oil & Gas*                                 3,556             116
Berry Petroleum, Cl A                          2,490             116
Bill Barrett*                                    820              39
Harvest Natural Resources*                     6,820              82
Parallel Petroleum*                            9,588             188
Penn Virginia                                  1,765              78
Petroquest Energy*                             4,475              78
Stone Energy*                                  1,317              69
                                                        -------------

Total Oil Companies-Exploration & Production                     867
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 1.8%
Dresser-Rand Group*                            1,780              55
Dril-Quip*                                     1,480              69
Flotek Industries*                             3,487              51
Lufkin Industries                              1,295              83
T-3 Energy Services*                           4,715             201
                                                        _____________

Total Oil Field Machinery & Equipment                            459
_____________________________________________________________________

Oil-Field Services - 1.9%
Hercules Offshore*                             4,275             107
Key Energy Services*                          10,230             137
Oceaneering International*                     1,130              71
W-H Energy Services*                           1,420              98
Willbros Group*                                2,030              62
                                                        _____________

Total Oil-Field Services                                         475
_____________________________________________________________________

Paper & Related Products - 0.6%
Neenah Paper                                   2,339              60
Potlatch                                         930              38
Schweitzer-Mauduit International               2,385              55
                                                        _____________

Total Paper & Related Products                                   153
_____________________________________________________________________

Physical Practice Management - 0.5%
Pediatrix Medical Group*                       1,798             121
                                                        _____________

Total Physical Practice Management                               121
---------------------------------------------------------------------

Physical Therapy/Rehabilitation Centers - 1.9%
Psychiatric Solutions*                        14,465             491
                                                        -------------

Total Physical Therapy/Rehabilitation Centers                    491
---------------------------------------------------------------------

Platinum - 0.5%
Stillwater Mining*                             7,970             123
                                                        -------------

Total Platinum                                                   123
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Power Conversion/Supply Equipment - 0.3%
Hubbell, Cl B                                  1,635    $         71
                                                        -------------

Total Power Conversion/Supply Equipment                           71
---------------------------------------------------------------------

Precious Metals - 0.1%
North American Palladium*                      6,130              33
                                                        -------------

Total Precious Metals                                             33
---------------------------------------------------------------------

Printing-Commercial - 1.2%
Consolidated Graphics*                           890              50
Valassis Communications*                       5,435              59
VistaPrint*                                    5,439             190
                                                        _____________

Total Printing-Commercial                                        299
_____________________________________________________________________

Property/Casualty Insurance - 2.0%
Arch Capital Group*                            2,775             191
CNA Surety*                                    5,930              91
RLI                                            2,390             118
United America Indemnity, Cl A*                2,070              40
Zenith National Insurance                      1,520              55
                                                        _____________

Total Property/Casualty Insurance                                495
_____________________________________________________________________

Publishing-Books - 0.6%
John Wiley & Sons, Cl A                        3,705             147
                                                        _____________

Total Publishing-Books                                           147
_____________________________________________________________________

Publishing-Newspapers - 0.6%
Dolan Media*                                   7,956             160
                                                        -------------

Total Publishing-Newspapers                                      160
---------------------------------------------------------------------

Quarrying - 0.3%
Compass Minerals International                 1,140              67
                                                        -------------

Total Quarrying                                                   67
---------------------------------------------------------------------

Racetracks - 0.4%
International Speedway, Cl A                   2,655             109
                                                        _____________

Total Racetracks                                                 109
_____________________________________________________________________

Reinsurance - 0.9%
Aspen Insurance Holdings                       2,711              72
Montpelier Re Holdings                         3,950              63
Validus Holdings                               3,650              86
                                                        -------------

Total Reinsurance                                                221
---------------------------------------------------------------------

REITs-Hotels - 0.3%
FelCor Lodging Trust                           5,895              71
                                                        -------------

Total REITs-Hotels                                                71
---------------------------------------------------------------------

REITs-Mortgage - 0.1%
MFA Mortgage Investments                       5,460              34
                                                        -------------

Total REITs-Mortgage                                              34
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Rental Auto/Equipment - 0.3%
H&E Equipment Services*                        5,800    $         73
                                                        -------------

Total Rental Auto/Equipment                                       73
---------------------------------------------------------------------

Research & Development - 0.5%
Pharmaceutical Product Development             2,770             116
                                                        -------------

Total Research & Development                                     116
---------------------------------------------------------------------

Respiratory Products - 0.5%
Resmed*                                        2,795             118
                                                        _____________

Total Respiratory Products                                       118
---------------------------------------------------------------------

Retail-Apparel/Shoe - 2.2%
Aeropostale*                                   6,965             189
Bebe Stores                                    7,544              81
Charlotte Russe Holding*                       7,155             124
Footstar                                      12,210              55
J Crew Group*                                  2,445             108
                                                        _____________

Total Retail-Apparel/Shoe                                        557
---------------------------------------------------------------------

Retail-Auto Parts - 0.2%
O'Reilly Automotive*                           1,750              50
                                                        _____________

Total Retail-Auto Parts                                           50
---------------------------------------------------------------------

Retail-Automobile - 0.4%
AutoNation*                                    1,590              24
Copart*                                        1,690              66
                                                        _____________

Total Retail-Automobile                                           90
_____________________________________________________________________

Retail-Propane Distributors - 0.4%
Star Gas Partners*                            34,840             105
                                                        _____________

Total Retail-Propane Distributors                                105
_____________________________________________________________________

Retail-Restaurants - 1.2%
BJ's Restaurants*                              8,487             122
Red Robin Gourmet Burgers*                     1,940              73
Texas Roadhouse, Cl A*                        11,275             110
                                                        -------------

Total Retail-Restaurants                                         305
---------------------------------------------------------------------

Retail-Sporting Goods - 0.3%
Cabela's*                                      2,475              35
Hibbett Sports*                                2,307              36
                                                        -------------

Total Retail-Sporting Goods                                       71
---------------------------------------------------------------------

Rubber-Tires - 0.1%
Cooper Tire & Rubber                           1,970              29
                                                        -------------

Total Rubber-Tires                                                29
---------------------------------------------------------------------

S&L/Thrifts-Eastern US - 0.2%
Brookline Bancorp                              5,300              61
                                                        -------------

Total S&L/Thrifts-Eastern US                                      61
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Schools - 3.1%
American Public Education*                     2,977    $         90
Capella Education*                             5,124             280
DeVry                                          1,920              80
Learning Tree International*                   3,495              49
New Oriental Education &
     Technology Group ADR*                     1,827             118
Strayer Education                              1,177             179
                                                        _____________

Total Schools                                                    796
---------------------------------------------------------------------

Semiconductor Components-Integrated Circuits - 0.3%
Emulex*                                        5,090              83
                                                        _____________

Total Semiconductor Components-Integrated Circuits                83
_____________________________________________________________________

Semiconductor Equipment - 2.0%
Brooks Automation*                             3,290              32
Entegris*                                     17,016             122
MKS Instruments*                               3,210              69
Teradyne*                                     19,548             243
Verigy*                                        2,800              53
                                                        _____________

Total Semiconductor Equipment                                    519
_____________________________________________________________________

Steel Pipe & Tube - 0.1%
Mueller Water Products, Cl A                   3,500              29
                                                        _____________

Total Steel Pipe & Tube                                           29
_____________________________________________________________________

Telecommunications Equipment - 0.5%
CommScope*                                     1,900              66
Comtech Telecommunications*                    1,730              67
                                                        -------------

Total Telecommunications Equipment                               133
---------------------------------------------------------------------

Telecommunications Services - 0.7%
NeuStar, Cl A*                                 1,665              44
Neutral Tandem*                                3,320              60
NTELOS Holdings                                3,260              79
                                                        -------------

Total Telecommunications Services                                183
---------------------------------------------------------------------

Television - 0.5%
Central European Media Enterprises, Cl A*        770              66
Sinclair Broadcast Group, Cl A                 7,571              67
                                                        -------------

Total Television                                                 133
---------------------------------------------------------------------

Theaters - 0.3%
Regal Entertainment Group, Cl A                3,755              72
                                                        -------------

Total Theaters                                                    72
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Therapeutics - 0.8%
BioMarin Pharmaceuticals*                      2,597    $         92
United Therapeutics*                           1,164             101
                                                        _____________

Total Therapeutics                                               193
_____________________________________________________________________

Transactional Software - 0.7%
Innerworkings*                                12,804             180
                                                        _____________

Total Transactional Software                                     180
_____________________________________________________________________

Transport-Equipment & Leasing - 0.5%
Aircastle                                      2,255              25
GATX                                           1,074              42
Genesis Lease ADR                              2,915              42
Greenbrier                                       830              22
                                                        _____________

Total Transport-Equipment & Leasing                              131
_____________________________________________________________________

Transport-Marine - 0.3%
Tidewater                                      1,210              67
                                                        -------------

Total Transport-Marine                                            67
---------------------------------------------------------------------

Transport-Truck - 0.4%
Landstar System                                2,120             111
                                                        -------------

Total Transport-Truck                                            111
---------------------------------------------------------------------

Web Hosting/Design - 0.4%
Equinix*                                       1,572             105
                                                        -------------

Total Web Hosting/Design                                         105
---------------------------------------------------------------------

Wire & Cable Products - 1.3%
Belden                                         3,300             117
General Cable*                                 3,820             226
                                                        _____________

Total Wire & Cable Products                                      343
_____________________________________________________________________

Wireless Equipment - 0.3%
InterDigital*                                  2,535              50
RF Micro Devices*                             13,550              36
                                                        _____________

Total Wireless Equipment                                          86
_____________________________________________________________________

X-Ray Equipment - 0.4%
Hologic*                                       1,702              95
                                                        _____________

Total X-Ray Equipment                                             95
                                                        _____________

Total Common Stock (Cost $23,746)                             24,450
---------------------------------------------------------------------

OLD MUTUAL STRATEGIC SMALL COMPANY FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Investment Companies - 1.8%
Growth-Small Cap - 1.8%
iShares Russell 2000 Index Fund                  750    $         51
iShares Russell 2000 Growth Index Fund         5,710             416
                                                        -------------

Total Growth-Small Cap                                           467
                                                        -------------

Total Investment Company (Cost $463)                             467
---------------------------------------------------------------------

Money Market Fund - 2.5%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)         629,454             629
                                                        -------------

Total Money Market Fund (Cost $629)                              629
---------------------------------------------------------------------

Total Investments - 100.4% (Cost $24,838)                     25,546
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.4%)                       (96)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $     25,450
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 158.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL TS&W MID-CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Thompson, Siegel & Walmsley, LLC


Performance Highlights

o Since its inception on June 4, 2007 through the period ended March 31, 2008, Institutional Class shares of the Old Mutual TS&W Mid-Cap Value Fund declined by (12.75)%, outperforming the (19.94)% decline of its benchmark, the Russell Midcap(R) Value Index.

o From a sector perspective, stock selection in financials, information technology and materials contributed positively to the Fund's relative performance, while stock selection in industrials, energy and consumer staples detracted from the Fund's performance during the period.

o    Stocks  that   contributed  to  the  Fund's   performance   included  glass
     manufacturer Owens Illinois, oil exploration and production firm Hess and human resources outsourcing company Hewitt Associates.

o Among the top detractors were apparel retailer Men's Wearhouse (no longer a Fund holding), oil refiner Tesoro and telecommunications services firm Embarq.

Q.   How did the Fund perform relative to its benchmark?

A. Since its inception on June 4, 2007 through the period ended March 31, 2008, Institutional Class shares of the Old Mutual TS&W Mid-Cap Value Fund (the "Fund") declined by (12.75)%, outperforming the (19.94)% decline of its benchmark, the Russell Midcap(R) Value Index (the "Index"). Performance for all share classes can be found on page 119.

Q.   What investment environment did the Fund face during the past year?

A. The year was a challenging period for mid-cap stocks, with declines in every economic sector except energy, which benefited from rising oil and natural gas prices. Telecommunications services, consumer discretionary, information technology and financials were among the hardest hit sectors, reflecting a deteriorating macroeconomic outlook.

Q.   Which market factors influenced the Fund's relative performance?

A. From a sector perspective, stock selection in financials, information technology and materials contributed positively to the Fund's relative performance, while stock selection in industrials, energy and consumer staples detracted from the Fund's performance during the period.

Q.   How did portfolio composition affect Fund performance?

A. Stocks that contributed to the Fund's performance included glass manufacturer Owens Illinois, oil exploration and production firm Hess and human resources outsourcing company Hewitt Associates. Among the top detractors were apparel retailer Men's Wearhouse (no longer a Fund holding), oil refiner Tesoro and telecommunications services firm Embarq. Owens Illinois benefited from rising global demand for its products, Hess gained ground primarily due to rising commodity prices and Hewitt Associates' stock rose due to the successful execution of its operational turnaround. Slowing sales trends negatively impacted Men's Warehouse's stock performance, while narrowing refining margins hurt Tesoro's performance during the period. Embarq's stock declined as a result of its potential exposure to bad debt.


                                                         TS&W Mid-Cap Value Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Thompson, Siegel & Walmsley, LLC


Top Ten Holdings
as of March 31, 2008

Hewitt Associates, Cl A       3.3%
-------------------------------------
PartnerRe                     2.9%
-------------------------------------
Oneok                         2.8%
-------------------------------------
Centerpoint Energy            2.7%
-------------------------------------
PPL                           2.5%
-------------------------------------
Alliant Techsystems           2.5%
-------------------------------------
Hospira                       2.4%
-------------------------------------
Celanese, Ser A               2.2%
-------------------------------------
BMC Software                  2.2%
-------------------------------------
PerkinElmer                   2.1%
-------------------------------------
As a % of Total
Fund Investments             25.6%
-------------------------------------

Q.   What is the investment outlook for the mid-cap value equity market?

A. Despite deteriorating economic conditions in the first quarter of 2008, Thompson, Siegel and Walmsley, LLC ("TS&W") remains optimistic about investment opportunities in 2008. The housing slump that began in late 2007 and the credit market problems that ensued have clearly slowed U.S. economic growth and triggered stock market declines. Additionally, surging prices for commodities, especially food and energy, have boosted consumer price inflation and created input cost pressures for many companies. Still, while TS&W expects rising price pressures and slow economic growth to persist for some time, the sub-advisor does not foresee a prolonged economic recession or an extended period of accelerating inflation in the United States. Sluggish economic growth may place a premium on careful stock selection and sector positioning, but TS&W believes its disciplined investment process should continue to identify solid investment opportunities in the months ahead.


TS&W Mid-Cap Value Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
---------------------------------------------------------------------
                                                         Cumulative
                                         Inception       Inception
                                           Date           to Date
---------------------------------------------------------------------
Class A with load                        06/04/07         (18.10)%
Class A without load                     06/04/07         (13.10)%
Class C with load                        06/04/07         (14.46)%
Class C without load                     06/04/07         (13.60)%
Institutional Class                      06/04/07         (12.75)%
Russell Midcap(R) Value Index            06/04/07         (19.94)%
---------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 1.69% and 1.40%; 2.60% and 2.15%; and 1.20% and 1.00%,
respectively. Expenses for Class A, Class C and Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                  Old Mutual
                  TS&W Mid-Cap
                  Value Fund,
                  Institutional    Russell Midcap (R)
                  Class            Value Index
        6/04/07    10,000            10,000
           3/08     8,725             8,006


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Institutional Class shares on June 4, 2007 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Industrials                    15.7%
Financials                     15.4%
Utilities                      15.3%
Information Technology         12.5%
Health Care                    12.1%
Materials                       8.9%
Cash Equivalents                7.3%
Energy                          6.5%
Consumer Staples                3.1%
Consumer Discretionary          1.4%
Telecommunication Services      1.4%
Investment Companies            0.4%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 95.0%
Aerospace/Defense - 1.4%
Rockwell Collins                              14,500    $        829
                                                        _____________

Total Aerospace/Defense                                          829
---------------------------------------------------------------------

Aerospace/Defense-Equipment - 2.5%
Alliant Techsystems*                          14,850           1,537
                                                        _____________

Total Aerospace/Defense-Equipment                              1,537
---------------------------------------------------------------------

Agricultural Chemicals - 1.1%
Agrium                                        10,650             661
                                                        _____________

Total Agricultural Chemicals                                     661
---------------------------------------------------------------------

Brewery - 1.9%
Molson Coors Brewing, Cl B                    22,100           1,162
                                                        _____________

Total Brewery                                                  1,162
---------------------------------------------------------------------

Chemicals-Diversified - 2.3%
Celanese, Ser A                               35,400           1,382
                                                        _____________

Total Chemicals-Diversified                                    1,382
---------------------------------------------------------------------

Chemicals-Specialty - 1.6%
Lubrizol                                      17,850             991
                                                        _____________

Total Chemicals-Specialty                                        991
---------------------------------------------------------------------

Coal - 1.0%
Consol Energy                                  8,500             588
                                                        -------------

Total Coal                                                       588
---------------------------------------------------------------------

Computers-Memory Devices - 1.0%
Western Digital*                              23,500             635
                                                        -------------

Total Computers-Memory Devices                                   635
---------------------------------------------------------------------

Containers-Metal/Glass - 3.7%
Crown Holdings*                               38,900             979
Owens-Illinois*                               22,600           1,275
                                                        _____________

Total Containers-Metal/Glass                                   2,254
---------------------------------------------------------------------

Diversified Manufacturing Operations - 1.6%
Textron                                       17,500             970
                                                        _____________

Total Diversified Manufacturing Operations                       970
---------------------------------------------------------------------

Drug Delivery Systems - 2.5%
Hospira*                                      35,600           1,523
                                                        _____________

Total Drug Delivery Systems                                    1,523
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electric-Integrated - 8.9%
Centerpoint Energy                           119,000    $      1,698
OGE Energy                                    33,800           1,054
PPL                                           34,500           1,584
TECO Energy                                   68,500           1,093
                                                        _____________

Total Electric-Integrated                                      5,429
_____________________________________________________________________

Electronic Measuring Instruments - 0.7%
Agilent Technologies*                         14,500             433
                                                        _____________

Total Electronic Measuring Instruments                           433
_____________________________________________________________________

Electronic Parts Distribution - 0.7%
Arrow Electronics*                            13,200             444
                                                        _____________

Total Electronic Parts Distribution                              444
_____________________________________________________________________

Energy-Alternate Sources - 1.6%
Covanta Holding*                              34,800             957
                                                        _____________

Total Energy-Alternate Sources                                   957
_____________________________________________________________________

Engineering/R&D Services - 0.9%
Foster Wheeler*                                9,800             555
                                                        _____________

Total Engineering/R&D Services                                   555
_____________________________________________________________________

Enterprise Software/Services - 4.3%
BMC Software*                                 42,300           1,376
Sybase*                                       47,400           1,247
                                                        -------------

Total Enterprise Software/Services                             2,623
_____________________________________________________________________

Fiduciary Banks - 1.4%
Northern Trust                                12,700             844
                                                        -------------

Total Fiduciary Banks                                            844
_____________________________________________________________________

Filtration/Separation Products - 1.1%
Pall                                          19,700             691
                                                        -------------

Total Filtration/Separation Products                             691
_____________________________________________________________________

Food-Retail - 1.3%
Kroger                                        30,200             767
                                                        _____________

Total Food-Retail                                                767
_____________________________________________________________________

Forestry - 1.7%
Plum Creek Timber                             25,700           1,046
                                                        _____________

Total Forestry                                                 1,046
_____________________________________________________________________

Gas-Distribution - 1.8%
Sempra Energy                                 20,400           1,087
                                                        _____________

Total Gas-Distribution                                         1,087
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Human Resources - 4.2%
Hewitt Associates, Cl A*                      51,800    $      2,060
Manpower                                       8,250             464
                                                        -------------

Total Human Resources                                          2,524
---------------------------------------------------------------------

Industrial Automation/Robot - 0.8%
Rockwell Automation                            7,900             454
                                                        -------------

Total Industrial Automation/Robot                                454
---------------------------------------------------------------------

Instruments-Scientific - 2.2%
PerkinElmer                                   54,900           1,331
                                                        -------------

Total Instruments-Scientific                                   1,331
---------------------------------------------------------------------

Machinery-Construction & Mining - 0.5%
Terex*                                         4,800             300
                                                        -------------

Total Machinery-Construction & Mining                            300
---------------------------------------------------------------------

Medical-HMO - 2.0%
Cigna                                         30,000           1,217
                                                        -------------

Total Medical-HMO                                              1,217
---------------------------------------------------------------------

Medical Labs & Testing Services - 2.8%
Laboratory Corp of America Holdings*          12,250             903
Quest Diagnostics                             17,600             797
                                                        _____________

Total Medical Labs & Testing Services                          1,700
_____________________________________________________________________

Medical-Hospitals - 0.8%
Universal Health Services, Cl B                9,200             494
                                                        -------------

Total Medical-Hospitals                                          494
---------------------------------------------------------------------

Medical-Wholesale Drug Distributors - 0.8%
AmerisourceBergen                             11,400             467
                                                        _____________

Total Medical-Wholesale Drug Distributors                        467
_____________________________________________________________________

Multi-Line Insurance - 2.5%
Assurant                                      17,400           1,059
Cincinnati Financial                          11,450             436
                                                        -------------

Total Multi-Line Insurance                                     1,495
---------------------------------------------------------------------

Non-Hazardous Waste Disposal - 1.7%
Republic Services                             36,100           1,056
                                                        -------------

Total Non-Hazardous Waste Disposal                             1,056
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 3.5%
Newfield Exploration*                         16,300             861
Questar                                       23,300           1,318
                                                        -------------

Total Oil Companies-Exploration & Production                   2,179
---------------------------------------------------------------------



 ---------------------------------------------------------------------
 Description                               Shares        Value (000)
 ---------------------------------------------------------------------

 Oil Companies-Integrated - 1.5%
 Hess                                          10,200    $        899
                                                         _____________

 Total Oil Companies-Integrated                                   899
 _____________________________________________________________________

 Oil Refining & Marketing - 1.0%
 Tesoro                                        19,496             585
                                                         _____________

 Total Oil Refining & Marketing                                   585
 _____________________________________________________________________

 Oil-Field Services - 1.0%
 Helix Energy Solutions Group*                 19,250             606
                                                         _____________

 Total Oil-Field Services                                         606
 _____________________________________________________________________

 Paper & Related Products - 0.4%
 Domtar*                                       39,400             269
                                                         _____________

 Total Paper & Related Products                                   269
 _____________________________________________________________________

 Physical Practice Management - 1.4%
 Pediatrix Medical Group*                      12,750             859
                                                         _____________

 Total Physical Practice Management                               859
 _____________________________________________________________________

 Pipelines - 2.9%
 Oneok                                         38,800           1,732
                                                         _____________

 Total Pipelines                                                1,732
 ---------------------------------------------------------------------

 Property/Casualty Insurance - 4.3%
 Arch Capital Group*                           15,300           1,051
 Safeco                                        15,150             665
 WR Berkley                                    32,350             896
                                                         -------------

 Total Property/Casualty Insurance                              2,612
 ---------------------------------------------------------------------

 Reinsurance - 5.0%
 PartnerRe                                     23,400           1,785
 RenaissanceRe Holdings                        24,300           1,261
                                                         -------------

 Total Reinsurance                                              3,046
 ---------------------------------------------------------------------

 REITs-Office Property - 1.0%
 Boston Properties                              6,500             598
                                                         -------------

 Total REITs-Office Property                                      598
 ---------------------------------------------------------------------

 Retail-Discount - 1.4%
 TJX                                           25,600             847
                                                         -------------

 Total Retail-Discount                                            847
 ---------------------------------------------------------------------

 Satellite Telecommunications - 1.1%
 EchoStar, Cl A*                               22,700             671
                                                         _____________

 Total Satellite Telecommunications                               671
 _____________________________________________________________________

 Telecommunications Equipment - 1.6%
 Harris                                        19,600             951
                                                         -------------

 Total Telecommunications Equipment                               951
 ---------------------------------------------------------------------

OLD MUTUAL TS&W MID-CAP VALUE FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Telecommunications Services - 1.4%
Embarq                                        21,500    $        862
                                                        -------------

Total Telecommunications Services                                862
---------------------------------------------------------------------

Transport-Marine - 0.9%
Overseas Shipholding Group                     7,700             539
                                                        -------------

Total Transport-Marine                                           539
---------------------------------------------------------------------

Transport-Rail - 3.3%
Canadian Pacific Railway                      14,050             903
CSX                                           19,700           1,105
                                                        -------------

Total Transport-Rail                                           2,008
                                                        -------------

Total Common Stock (Cost $54,210)                             57,709
---------------------------------------------------------------------

Investment Company - 0.4%
Index Fund-Value-Mid Cap
iShares Russell Midcap Value Index Fund        1,900             244
                                                        -------------

Total Index Fund-Value-Mid Cap                                   244
                                                        -------------

Total Investment Company (Cost $251)                             244
---------------------------------------------------------------------

Money Market Fund - 7.5%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       4,533,318           4,533
                                                        -------------

Total Money Market Fund (Cost $4,533)                          4,533
---------------------------------------------------------------------

Total Investments - 102.9% (Cost $58,994)                     62,486
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (2.9%)                    (1,785)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $     60,701
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL TS&W SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Thompson, Siegel & Walmsley, LLC


Performance Highlights

o For the one-year period ended March 31, 2008, Class Z shares of the Old Mutual TS&W Small Cap Value Fund declined by (11.53)%, relatively outperforming the (16.88)% decline of its benchmark, the Russell 2000(R) Value Index.

o From a sector perspective, stock selection in health care, industrials and materials contributed positively to the Fund's performance, while stock selection in financials and an underweight in utilities detracted from returns.

o Telecommunications services was one of the least significant contributors to the Fund's performance during the period due to an underweight position in this sector and poor stock selection.

o Stocks that contributed to the Fund's performance included nitrogen fertilizer producer Terra Industries, mining equipment manufacturer Bucyrus International and engineering and construction firm Chicago Bridge and Iron (no longer a Fund holding).

o Among the top detractors were casino operator Isle of Capri, printed products company Deluxe and nickel producer Haynes International (no longer a Fund holding).


Q.   How did the Fund perform relative to its benchmark?

A. For the one-year period ended March 31, 2008, Class Z shares of the Old Mutual TS&W Small Cap Value Fund (the "Fund") declined by (11.53)%, relatively outperforming the (16.88)% decline of its benchmark, the Russell 2000(R) Value Index (the "Index"). Performance for all share classes can be found on page 125.

Q.   What investment environment did the Fund face during the past year?

A. The year was a challenging period characterized by fluctuating economic outlooks that contributed to shifts in investor psychology and a high degree of volatility in small-cap equities. Returns were negative in most economic sectors, with the exception of energy and materials. Consumer discretionary, information technology and financials led on the downside, as deteriorating housing and credit market conditions weighed on these sectors' returns.

Q.   Which market factors influenced the Fund's relative performance?

A. From a sector perspective, stock selection in health care, industrials and materials contributed positively to the Fund's performance, while stock selection in financials and an underweight in utilities detracted from returns. Telecommunications services was one of the least significant contributors to the Fund's performance during the period due to an underweight position in this sector and poor stock selection.

Q.   How did portfolio composition affect Fund performance?

A. Stocks that contributed to the Fund's performance included nitrogen fertilizer producer Terra Industries, mining equipment manufacturer Bucyrus International and engineering and construction firm Chicago Bridge and Iron (no longer a Fund holding). Among the top detractors were casino operator Isle of Capri, printed products company Deluxe and nickel producer Haynes International (no longer a Fund holding). Terra Industries benefited from favorable agricultural cycle trends, Bucycus International gained ground primarily due to strong order trends tied to global commodity demand and Chicago Bridge and Iron's stock rose due to sizable new contract awards. Poor performance at some of Isle of Capri's facilities negatively impacted stock performance, while concerns about decelerating spending amongst small business customers hurt Deluxe's performance during the period. Haynes International's stock declined as a result of unplanned equipment outages and an intensifying competitive environment.


                                                       TS&W Small Cap Value Fund

--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Thompson, Siegel & Walmsley, LLC


Top Ten Holdings
as of March 31, 2008

Westar Energy                      2.1%
------------------------------------------
Berry Petroleum, Cl A              2.1%
------------------------------------------
Bucyrus International, Cl A        1.9%
------------------------------------------
Cleco                              1.8%
------------------------------------------
El Paso Electric                   1.8%
------------------------------------------
Micros Systems                     1.8%
------------------------------------------
Max Capital Group                  1.7%
------------------------------------------
Omega Healthcare Investors         1.7%
------------------------------------------
Kendle International               1.7%
------------------------------------------
Alpharma, Cl A                     1.7%
------------------------------------------
As a % of Total
Fund Investments                  18.3%
------------------------------------------

Q.   What is the investment outlook for the small-cap value equity market?

A. Despite deteriorating economic conditions in the first quarter of 2008, Thompson, Siegel & Walmsley, LLC ("TS&W") remains optimistic about investment opportunities in 2008. The housing slump that began in late 2007 and the credit market problems that ensued have clearly slowed U.S. economic growth and triggered stock market declines. Additionally, surging prices for commodities, especially food and energy, have boosted consumer price inflation and created input cost pressures for many companies. Still, while TS&W expects rising price pressures and slow economic growth to persist for some time, the sub-advisor does not foresee a prolonged economic recession or an extended period of accelerating inflation in the United States. Sluggish economic growth may place a premium on careful stock selection and sector positioning, but TS&W believes its disciplined investment process should continue to identify solid investment opportunities in the months ahead.


TS&W Small Cap Value Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Annualized      Annualized      Annualized
                                                       Inception        One Year        3 Year          5 Year         Inception
                                                         Date            Return         Return          Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z*                                               07/31/00         (11.53)%        5.70%           18.21%           15.71%
Class A with load                                      07/31/03         (16.84)%        3.38%            n/a             12.80%
Class A without load                                   07/31/03         (11.75)%        5.44%            n/a             14.24%
Class C with load                                      07/31/03         (13.13)%        4.66%            n/a             13.39%
Class C without load                                   07/31/03         (12.39)%        4.66%            n/a             13.39%
Russell 2000(R) Value Index                            07/31/00         (16.88)%        4.33%           15.45%           11.16%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Data prior to the Fund's inception on July 25, 2003 includes performance of a predecessor fund whose inception date was July 31, 2000. The predecessor fund was managed by TS&W and had investment goals, strategies and policies that were substantially similar to the Fund. However, the predecessor fund was not registered under the 1940 Act, nor was it subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code, and the Fund's performance prior to July 25, 2003 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 5.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A and Class C shares (as reported in the June 4, 2007 prospectus) are 1.45% and 1.30%; 2.17% and 1.55%; 2.79% and 2.30%, respectively.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                TS&W Small Cap
                Value Fund,        Russell 2000 (R)
                Class Z            Value Index
    7/30/00        10,000            10,000
       3/01        11,864            11,562
       3/02        15,441            14,307
       3/03        13,257            10,977
       3/04        21,023            18,056
       3/05        25,906            19,823
       3/06        31,784            24,535
       3/07        34,582            27,081
       3/08        30,596            22,510


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on July 31, 2000 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Financials                      20.9%
Industrials                     12.7%
Information Technology          12.7%
Health Care                     11.0%
Energy                          10.4%
Consumer Discretionary           9.1%
Utilities                        6.9%
Materials                        6.5%
Consumer Staples                 4.5%
Cash Equivalents                 3.9%
Investment Companies             0.9%
Telecommunication Services       0.5%

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Common Stock - 96.0%
Advanced Materials/Product - 0.8%
Ceradyne*                                     12,700    $        406
                                                        _____________

Total Advanced Materials/Product                                 406
_____________________________________________________________________

Aerospace/Defense-Equipment - 1.3%
Curtiss-Wright                                14,200             589
DRS Technologies                                 600              35
                                                        -------------

Total Aerospace/Defense-Equipment                                624
---------------------------------------------------------------------

Agricultural Chemicals - 0.6%
Terra Industries*                              8,050             286
                                                        -------------

Total Agricultural Chemicals                                     286
---------------------------------------------------------------------

Auction House/Art Dealer - 1.5%
Sotheby's                                     24,500             708
                                                        _____________

Total Auction House/Art Dealer                                   708
---------------------------------------------------------------------

Auto/Truck Parts & Equipment-Original - 0.2%
Tenneco*                                       3,550              99
                                                        _____________

Total Auto/Truck Parts & Equipment-Original                       99
---------------------------------------------------------------------

Beverages-Wine/Spirits - 1.3%
Central European Distribution*                10,500             611
                                                        _____________

Total Beverages-Wine/Spirits                                     611
---------------------------------------------------------------------

Building Products-Cement/Aggregate - 0.7%
Texas Industries                               5,400             325
                                                        _____________

Total Building Products-Cement/Aggregate                         325
---------------------------------------------------------------------

Building-Heavy Construction - 0.6%
Sterling Construction*                        14,500             264
                                                        -------------

Total Building-Heavy Construction                                264
---------------------------------------------------------------------

Cellular Telecommunications - 0.5%
Syniverse Holdings*                           14,200             237
                                                        -------------

Total Cellular Telecommunications                                237
---------------------------------------------------------------------

Chemicals-Diversified - 0.5%
Olin                                          11,900             235
                                                        -------------

Total Chemicals-Diversified                                      235
---------------------------------------------------------------------

Chemicals-Specialty - 1.2%
Cytec Industries                                 600              32
Sensient Technologies                         18,950             559
                                                        -------------

Total Chemicals-Specialty                                        591
---------------------------------------------------------------------

Coal - 0.5%
Foundation Coal Holdings                       4,400             222
                                                        -------------

Total Coal                                                       222
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Commercial Banks-Central US - 2.6%
Bancfirst                                        700    $         32
Sterling Bancshares                           57,950             576
Wintrust Financial                            18,550             648
                                                        -------------

Total Commercial Banks-Central US                              1,256
---------------------------------------------------------------------

Commercial Banks-Eastern US - 0.1%
Susquehanna Bancshares                         1,600              33
                                                        -------------

Total Commercial Banks-Eastern US                                 33
---------------------------------------------------------------------

Commercial Banks-Western US - 0.7%
UCBH Holdings                                 43,500             338
                                                        -------------

Total Commercial Banks-Western US                                338
---------------------------------------------------------------------

Commercial Services-Finance - 1.8%
CBIZ*                                          3,600              29
Deluxe                                        32,250             620
Net 1 UEPS Technologies*                       9,000             203
                                                        _____________

Total Commercial Services-Finance                                852
_____________________________________________________________________

Computer Aided Design - 1.3%
Ansys*                                        18,300             632
                                                        _____________

Total Computer Aided Design                                      632
_____________________________________________________________________

Computer Services - 1.2%
Perot Systems, Cl A*                          39,150             589
                                                        _____________

Total Computer Services                                          589
_____________________________________________________________________

Computers-Integrated Systems - 2.6%
Micros Systems*                               25,200             848
MTS Systems                                   12,400             400
                                                        -------------

Total Computers-Integrated Systems                             1,248
_____________________________________________________________________

Computers-Peripheral Equipment - 0.8%
Electronics for Imaging*                      26,000             388
                                                        -------------

Total Computers-Peripheral Equipment                             388
_____________________________________________________________________

Decision Support Software - 1.2%
SPSS*                                         15,400             597
                                                        -------------

Total Decision Support Software                                  597
_____________________________________________________________________

Distribution/Wholesale - 0.1%
Owens & Minor                                    700              28
                                                        -------------

Total Distribution/Wholesale                                      28
_____________________________________________________________________

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Electric-Integrated - 6.0%
Cleco                                         38,400    $        852
CMS Energy                                     2,100              28
El Paso Electric*                             39,700             848
Empire District Electric                       1,500              30
NSTAR                                          1,000              31
Portland General Electric                      1,400              32
UIL Holdings                                     900              27
Westar Energy                                 44,500           1,013
                                                        -------------

Total Electric-Integrated                                      2,861
---------------------------------------------------------------------

Electronic Security Devices - 1.1%
American Science & Engineering                 9,700             529
                                                        -------------

Total Electronic Security Devices                                529
---------------------------------------------------------------------

Energy-Alternate Sources - 0.1%
FuelCell Energy*                               4,100              27
                                                        -------------

Total Energy-Alternate Sources                                    27
---------------------------------------------------------------------

Enterprise Software/Services - 1.5%
Sybase*                                       26,700             702
SYNNEX*                                        1,500              32
                                                        -------------

Total Enterprise Software/Services                               734
---------------------------------------------------------------------

Entertainment Software - 1.1%
THQ*                                          23,100             504
                                                        -------------

Total Entertainment Software                                     504
---------------------------------------------------------------------

Finance-Consumer Loans - 0.7%
World Acceptance*                             11,000             350
                                                        -------------

Total Finance-Consumer Loans                                     350
---------------------------------------------------------------------

Finance-Investment Banker/Broker - 0.1%
Stifel Financial*                                700              31
                                                        -------------

Total Finance-Investment Banker/Broker                            31
---------------------------------------------------------------------

Finance-Other Services - 0.1%
eSpeed, Cl A*                                  2,700              32
                                                        -------------

Total Finance-Other Services                                      32
---------------------------------------------------------------------

Food-Miscellaneous/Diversified - 0.9%
Chiquita Brands International*                18,600             430
                                                        -------------

Total Food-Miscellaneous/Diversified                             430
---------------------------------------------------------------------

Food-Retail - 1.4%
Great Atlantic & Pacific Tea*                 22,500             590
Ruddick                                          900              33
Weis Markets                                     900              31
                                                        _____________

Total Food-Retail                                                654
_____________________________________________________________________

Food-Wholesale/Distribution - 0.1%
Spartan Stores                                 1,400              29
                                                        -------------

Total Food-Wholesale/Distribution                                 29
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Funeral Services & Related Items - 1.0%
Stewart Enterprises, Cl A                     76,500    $        491
                                                        _____________

Total Funeral Services & Related Items                           491
_____________________________________________________________________

Gambling (Non-Hotel) - 0.6%
Isle of Capri Casinos*                        39,750             284
                                                        -------------

Total Gambling (Non-Hotel)                                       284
---------------------------------------------------------------------

Gas-Distribution - 0.9%
Vectren                                       16,800             451
                                                        -------------

Total Gas-Distribution                                           451
---------------------------------------------------------------------

Gold Mining - 1.5%
Royal Gold                                    23,000             694
                                                        -------------

Total Gold Mining                                                694
---------------------------------------------------------------------

Insurance Brokers - 1.0%
Hilb Rogal & Hobbs                            14,800             466
                                                        _____________

Total Insurance Brokers                                          466
_____________________________________________________________________

Life/Health Insurance - 0.1%
Protective Life                                  800              33
                                                        _____________

Total Life/Health Insurance                                       33
_____________________________________________________________________

Machinery-Construction & Mining - 1.9%
Bucyrus International Cl A                     9,000             915
                                                        _____________

Total Machinery-Construction & Mining                            915
_____________________________________________________________________

Machinery-Farm - 0.8%
Lindsay                                        3,900             400
                                                        _____________

Total Machinery-Farm                                             400
_____________________________________________________________________

Machinery-General Industry - 0.1%
Gardner Denver*                                  900              33
                                                        _____________

Total Machinery-General Industry                                  33
_____________________________________________________________________

Medical Instruments - 0.1%
Arthrocare*                                      800              27
NuVasive*                                        900              31
                                                        -------------

Total Medical Instruments                                         58
---------------------------------------------------------------------

Medical Products - 1.4%
Haemonetics*                                  11,300             673
                                                        _____________

Total Medical Products                                           673
---------------------------------------------------------------------

Medical-Biomedical/Genetic - 1.1%
Bio-Rad Laboratories, Cl A*                    5,600             498
Sangamo Biosciences*                           2,800              28
                                                        _____________

Total Medical-Biomedical/Genetic                                 526
_____________________________________________________________________

Medical-Generic Drugs - 1.7%
Alpharma, Cl A*                               30,700             805
                                                        -------------

Total Medical-Generic Drugs                                      805
---------------------------------------------------------------------

OLD MUTUAL TS&W SMALL CAP VALUE FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Medical-HMO - 0.0%
AmeriGroup*                                      800    $         22
                                                        -------------

Total Medical-HMO                                                 22
---------------------------------------------------------------------

Medical-Nursing Homes - 1.0%
Kindred Healthcare*                           22,050             482
                                                        _____________

Total Medical-Nursing Homes                                      482
_____________________________________________________________________

Medical-Outpatient/Home Medical - 2.7%
Amedisys*                                     19,266             758
Amsurg*                                       22,400             530
Apria Healthcare Group*                        1,400              28
                                                        -------------

Total Medical-Outpatient/Home Medical                          1,316
---------------------------------------------------------------------

Metal Processors & Fabricators - 0.9%
Ladish*                                       10,600             382
Quanex                                           600              31
                                                        _____________

Total Metal Processors & Fabricators                             413
_____________________________________________________________________

Miscellaneous Manufacturing - 0.1%
Aptargroup                                       800              31
                                                        -------------

Total Miscellaneous Manufacturing                                 31
---------------------------------------------------------------------

Motion Pictures & Services - 1.3%
Lions Gate Entertainment*                     62,900             613
                                                        -------------

Total Motion Pictures & Services                                 613
---------------------------------------------------------------------

Multi-line Insurance - 1.2%
Alfa                                           1,500              33
Horace Mann Educators                         31,250             546
                                                        -------------

Total Multi-line Insurance                                       579
---------------------------------------------------------------------

Oil Companies-Exploration & Production - 5.5%
Berry Petroleum, Cl A                         21,700           1,009
GMX Resources*                                17,900             625
Harvest Natural Resources*                     2,600              31
Penn Virginia                                 13,600             600
Unit*                                          6,700             380
                                                        _____________

Total Oil Companies-Exploration & Production                   2,645
---------------------------------------------------------------------

Oil Field Machinery & Equipment - 1.1%
Gulf Island Fabrication                       18,700             537
                                                        -------------

Total Oil Field Machinery & Equipment                            537
_____________________________________________________________________

Oil Refining & Marketing - 0.5%
Holly                                          5,300             230
                                                        -------------

Total Oil Refining & Marketing                                   230
_____________________________________________________________________

Oil-Field Services - 1.0%
Matrix Service*                               27,250             468
                                                        -------------

Total Oil-Field Services                                         468
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Paper & Related Products - 0.1%
Buckeye Technologies*                          2,600    $         29
                                                        -------------

Total Paper & Related Products                                    29
---------------------------------------------------------------------

Property/Casualty Insurance - 4.4%
Fpic Insurance Group*                         12,000             566
Philadelphia Consolidated*                    24,200             779
PMA Capital, Cl A*                             3,900              33
RLI                                              600              30
Selective Insurance Group                     27,200             650
Zenith National Insurance                        900              32
                                                        _____________

Total Property/Casualty Insurance                              2,090
_____________________________________________________________________

Quarrying - 0.7%
Compass Minerals International                 5,700             336
                                                        -------------

Total Quarrying                                                  336
_____________________________________________________________________

Reinsurance - 3.5%
Argo Group International Holdings*               800              28
IPC Holdings                                  26,300             736
Max Capital Group                             32,000             838
Montpelier Re Holdings                         1,900              30
Platinum Underwriters Holdings                 1,000              32
                                                        _____________

Total Reinsurance                                              1,664
_____________________________________________________________________

REITs-Diversified - 0.1%
CapitalSource                                  1,900              18
Investors Real Estate Trust                    3,500              34
                                                        -------------

Total REITs-Diversified                                           52
---------------------------------------------------------------------

REITS-Health Care - 1.7%
Omega Healthcare Investors                    48,000             833
                                                        _____________

Total REITS-Health Care                                          833
_____________________________________________________________________

REITs-Hotels - 1.0%
LaSalle Hotel Properties                      17,000             488
                                                        _____________

Total REITs-Hotels                                               488
_____________________________________________________________________

REITs-Mortgage - 0.3%
Capstead Mortgage                             10,750             123
Deerfield Capital                                382               1
                                                        -------------

Total REITs-Mortgage                                             124
_____________________________________________________________________

REITs-Office Property - 1.8%
Corporate Office Properties                   11,900             400
Parkway Properties                            12,000             444
                                                        -------------

Total REITs-Office Property                                      844
---------------------------------------------------------------------

REITs-Shopping Centers - 0.1%
Urstadt Biddle Properties, Cl A                2,200              35
                                                        -------------

Total REITs-Shopping Centers                                      35
---------------------------------------------------------------------

---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Rental Auto/Equipment - 1.2%
Aaron Rents                                   10,825    $        233
Mcgrath Rentcorp                              13,600             328
                                                        -------------

Total Rental Auto/Equipment                                      561
---------------------------------------------------------------------

Research & Development - 1.7%
Kendle International*                         18,400             827
                                                        -------------

Total Research & Development                                     827
---------------------------------------------------------------------

Retail-Discount - 0.5%
Fred's, Cl A                                  23,600             242
                                                        -------------

Total Retail-Discount                                            242
---------------------------------------------------------------------

Retail-Drug Store - 0.9%
Longs Drug Stores                             10,600             450
                                                        -------------

Total Retail-Drug Store                                          450
---------------------------------------------------------------------

Retail-Office Supplies - 0.7%
School Specialty*                             11,000             347
                                                        -------------

Total Retail-Office Supplies                                     347
---------------------------------------------------------------------

Retail-Pawn Shops - 1.7%
Cash America International                    12,300             448
Ezcorp, Cl A*                                 30,700             378
                                                        -------------

Total Retail-Pawn Shops                                          826
---------------------------------------------------------------------

Retail-Petroleum Products - 0.5%
World Fuel Services                            8,000             225
                                                        -------------

Total Retail-Petroleum Products                                  225
---------------------------------------------------------------------

Retail-Restaurants - 1.9%
Bob Evans Farms                                1,100              30
CEC Entertainment*                             8,900             257
Jack in the Box*                              21,600             580
Triarc, Cl A                                   3,600              23
                                                        -------------

Total Retail-Restaurants                                         890
---------------------------------------------------------------------

Retail-Video Rental - 0.5%
Blockbuster, Cl A*                            75,700             247
                                                        -------------

Total Retail-Video Rental                                        247
---------------------------------------------------------------------

S&L/Thrifts-Western US - 0.0%
Downey Financial                               1,100              20
                                                        _____________

Total S&L/Thrifts-Western US                                      20
_____________________________________________________________________

Steel-Producers - 1.2%
Schnitzer Steel Industries, Cl A               8,100             575
                                                        -------------

Total Steel-Producers                                            575
---------------------------------------------------------------------

Telecommunications Equipment - 1.5%
Comtech Telecommunications*                   18,850             735
                                                        -------------

Total Telecommunications Equipment                               735
---------------------------------------------------------------------



---------------------------------------------------------------------
Description                               Shares        Value (000)
---------------------------------------------------------------------

Telecommunications Services - 0.0%
Global Crossing*                               1,500    $         23
                                                        _____________

Total Telecommunications Services                                 23
_____________________________________________________________________

Therapeutics - 0.1%
BioMarin Pharmaceuticals*                        800              28
                                                        _____________

Total Therapeutics                                                28
_____________________________________________________________________

Toys - 1.2%
Marvel Entertainment*                         22,200             595
                                                        _____________

Total Toys                                                       595
_____________________________________________________________________

Transactional Software - 0.9%
ACI Worldwide*                                22,500             448
                                                        _____________

Total Transactional Software                                     448
_____________________________________________________________________

Transport-Equipment & Leasing - 1.1%
GATX                                          13,200             516
                                                        _____________

Total Transport-Equipment & Leasing                              516
_____________________________________________________________________

Transport-Marine - 1.6%
Kirby*                                        12,600             718
Overseas Shipholding Group                       500              35
                                                        _____________

Total Transport-Marine                                           753
_____________________________________________________________________

Transport-Services - 1.3%
Bristow Group*                                12,000             644
                                                        _____________

Total Transport-Services                                         644
_____________________________________________________________________

Veterinary Diagnostics - 1.1%
VCA Antech*                                   19,500             533
                                                        _____________

Total Veterinary Diagnostics                                     533
                                                        _____________

Total Common Stock (Cost $40,241)                             45,895
_____________________________________________________________________

Investment Company - 0.9%
Index Fund - Value - Small Cap - 0.9%
iShares Russell 2000 Value Index               6,700             439
                                                        -------------

Total Investment Company (Cost $455)                             439
---------------------------------------------------------------------

Money Market Fund - 3.9%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       1,864,532           1,865
                                                        -------------

Total Money Market Fund (Cost $1,865)                          1,865
---------------------------------------------------------------------

Total Investments - 100.8% (Cost $42,561)                     48,199
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (0.8%)                      (392)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $     47,807
_____________________________________________________________________


The accompanying notes are an integral part of the financial statements.

For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL BARROW HANLEY CORE BOND FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Barrow, Hanley, Mewhinney & Strauss, Inc.


Performance Highlights

o The Old Mutual Barrow Hanley Core Bond Fund's Institutional Class shares gained 3.58% since the Fund's inception on November 19, 2007 through the fiscal year ended March 31, 2008. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index's 3.40% return during the period.

o The Fund benefited from an overweight in U.S. Treasuries and an emphasis on one-to-five-year maturities as compared to Index.

o Corporate bond selection also impacted the Fund positively during the period. The Fund was negatively impacted, however, by an underweight in mortgage-backed securities as that sector outperformed the broad market.

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Barrow Hanley Core Bond Fund's (the "Fund") Institutional Class shares gained 3.58% since the Fund's inception on November 19, 2007 through the fiscal year ended March 31, 2008. The Fund outperformed its benchmark, the Lehman Brothers U.S. Aggregate Index's (the "Index") 3.40% return during the period.

Q.   What investment environment did the Fund face during the past year?

A. Persistent problems in the mortgage and structured security markets caused significant write-offs in the banking and brokerage industries leading to a scarcity of capital and liquidity in the financial markets. The Federal Reserve Board ("Fed") lowered interest rates and provided lending facilities for banks and brokers, moderating what could have been a significant downward spiral. The bond market's reaction to this environment produced a flight to quality rally with U.S. Government bonds outperforming late in the period.

Q.   Which market factors influenced the Fund's relative performance?

A. Market factors impacting Fund performance during the period included a steepening of the two- to ten-year Treasury yield curve, mortgage-backed security performance and the underperformance of lower quality bonds. The differential between two- and ten- year U.S. Treasury yields increased dramatically during the period benefiting the Fund's performance. Additionally mortgage-backed securities outperformed the broad market during the period. While higher quality bonds generated solid returns, lower quality bonds significantly underperformed and became more attractively priced; the greatest challenge was deciding when to buy lower rated issues.

Q.   How did portfolio composition affect Fund performance?

A. The Fund benefited from an overweight in U.S. Treasuries and an emphasis on one-to-five-year maturities as compared to the Index. Corporate bond selection also impacted the Fund positively during the period. The Fund was negatively impacted, however, by a slight underweight in mortgage-backed securities as that sector's performance of 3.81% was ahead of the broad market's 3.13%.


Barrow Hanley Core Bond Fund

Q. What is the investment outlook for the intermediate-term fixed-income market?

A. Uncertainty in the financial system and a weak economic environment has led to a flight to quality rally that Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") believes left U.S. Treasuries overvalued. As the Fed's fiscal and monetary actions work their way through the economy, Barrow Hanley believes there will be opportunities in both non-agency mortgages and lower rated corporate bonds, including high yield, and expects to increase allocations to these sectors of the market over the next few quarters.

     The economy and financial markets are suffering the impact of financial firms' de-leveraging in a variety of ways and the challenge will be to balance the de-leveraging process with market stability. In Barrow Hanley's opinion, Bear Stearns' forced sale to JPMorgan Chase had to take place in order to keep the derivative counter-party risk from spiraling out of control. While Barrow Hanley believes the Fed has taken the appropriate steps thus far, the firm remains concerned about the size of the derivatives market and the hidden leverage that still exists in the global financial system.

     Over the long term Barrow Hanley expects the economy to recover and the markets to favor riskier asset classes. However, the Fund's role is to both stabilize investors' overall portfolios while generating returns in-line with the yield of the broad market. Barrow Hanley will maintain its basic philosophy of building fixed-income portfolios to beat the broad bond market with low risk by focusing on security selection through research.



Top Ten Holdings
as of March 31, 2008

U.S. Treasury Note
2.750%, 02/28/13             9.1%
------------------------------------
U.S. Treasury Note
4.750%, 05/15/14             8.9%
------------------------------------
U.S. Treasury Note
3.500%, 02/15/18             3.9%
------------------------------------
FNMA
5.000%, 03/01/38             2.8%
------------------------------------
U.S. Treasury Bond
5.000%, 05/15/37             2.3%
------------------------------------
Freddie Mac, MTN,
5.250%, 02/24/11             1.9%
------------------------------------
FNMA
6.500%, 08/01/37             1.9%
------------------------------------
Freddie Mac
5.400%, 03/17/21             1.6%
------------------------------------
FNMA
5.500%, 12/01/35             1.3%
------------------------------------
Federal Home Loan Bank
5.000%, 10/16/09             1.2%
------------------------------------
As a % of Total
Fund Investments            34.9%
------------------------------------


                                                    Barrow Hanley Core Bond Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------
                                                                 Cumulative
                                                   Inception     Inception
                                                     Date         to Date
------------------------------------------------------------------------------
Institutional Class                                11/19/07        3.58%
Lehman Brothers U.S. Aggregate Index               11/19/07        3.40%
------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the November 19, 2007 prospectus) are 1.08% and 0.70%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Barrow Hanley
                Core Bond Fund
                Institutional       Lehman Brothers
                Class               Aggregate Bond index
     11/19/07     10,000                10,000
        03/08     10,358                10,340


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate Bonds                28.0
U.S. Government Obligations    26.7
U.S. Treasury Obligations      24.7
Mortgage Related               11.3
Cash Equivalent                 9.3

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
                                            Face
Description                             Amount (000)     Value (000)
---------------------------------------------------------------------

Mortgage Related - 11.7%
Banc of America Mortgage Securities,
     CMO, Ser 2004-8, Cl 3A1
     5.250%, 10/25/19                         $  473    $        476
Banc of America Mortgage Securities,
     CMO, Ser 2005-D, Cl 2A4
     4.783%, 05/25/35 (F)                        395             398
Bear Stearns Commercial Mortgage
     Securities, CMBS, Ser 2004-PWR5,
     Cl A4 4.831%, 07/11/42                      170             163
Bear Stearns Commercial Mortgage
     Securities, CMBS, Ser 2005-T20,
     Cl A2 5.127%, 10/12/42 (C)                  210             209
Bear Stearns Commercial Mortgage
     Securities, CMBS, Ser 2006-PW13,
     Cl A4 5.540%, 09/11/41                      325             322
Bear Stearns Commercial Mortgage
     Securities, CMBS, Ser 2006-T22,
     Cl A2 5.631%, 04/12/38 (C)                  305             304
Chase Mortgage Finance, CMO,
     Ser 2006-A1, Cl 2A2 6.064%, 09/25/36 (F)    395             371
Chase Mortgage Finance, CMO,
     Ser 2006-A1, Cl 4A1 6.044%, 09/25/36 (F)    292             297
Chase Mortgage Finance, CMO, Ser
     2007-A1, Cl 12A2 5.935%, 03/25/37 (F)       385             392
Citicorp Mortgage Securities, CMO,
     Ser 2006-3, Cl 2A1 5.500%, 06/25/21         355             358
Citigroup Commercial Mortgage Trust,
     CMBS, Ser 2004-C2, Cl A3
     4.380%, 10/15/41                            320             309
Countrywide Home Loan Mortgage
     Pass Through Trust,CMO,
     Ser 2007-18, Cl 1A1 6.000%, 11/25/37        400             390
Freddie Mac REMICS, CMO,
     Ser 3329, Cl WK 6.000%, 12/15/31            380             395
JP Morgan Chase Commercial
     Mortgage Securities, CMBS,
     Ser 2005-LDP1, Cl A2 4.625%, 03/15/46       230             228
JP Morgan Chase Commercial
     Mortgage Securities, CMBS,
     Ser 2004-CBX, Cl A4 4.529%, 01/12/37        150             146
Prime Mortgage Trust, CMO, Ser 2005-2,
     Cl 1A3 5.250%, 07/25/20                     153             155
Wells Fargo Mortgage Backed Securities
     Trust, CMO, Ser 2006-11, Cl A8
     6.000%, 09/25/36                            219             220
Wells Fargo Mortgage Backed Securities
     Trust, CMO, Ser 2007-7, Cl A1
     6.000%, 06/25/37                            394             376
                                                        _____________

Total Mortgage Related (Cost $5,506)                           5,509
_____________________________________________________________________



---------------------------------------------------------------------
                                            Face
Description                             Amount (000)     Value (000)
---------------------------------------------------------------------

U.S. Treasury Obligations - 25.8%
U.S. Treasury Bond, 5.000%, 05/15/37         $ 1,010        $  1,130
U.S. Treasury Notes
     7.500%, 11/15/16                            200             261
     4.750%, 05/15/14                          3,890           4,367
     3.500%, 02/15/18                          1,890           1,901
     2.750%, 02/28/13                          4,385           4,445
                                                        _____________

Total U.S. Treasury Obligations (Cost $11,662)                12,104
_____________________________________________________________________

U.S. Government Agency Obligations - 27.8%
FHLMC
6.500%, 04/01/35                                  19              20
6.500%, 08/01/37                                  72              74
6.000%, 07/01/37                                 234             240
6.000%, 09/01/37                                 381             391
6.000%, 12/01/37                                 179             183
6.000%, 08/01/29                                  53              55
5.899%, 12/01/36 (F)                             381             387
5.843%, 01/01/37 (F)                             514             522
5.784%, 03/01/37 (F)                             374             381
5.500%, 09/01/19                                 123             126
5.500%, 07/01/20                                  39              40
5.500%, 08/01/20                                 447             458
5.500%, 04/01/22                                  42              43
5.500%, 06/01/22                                   4               4
5.500%, 11/01/36                                 365             369
5.500%, 12/01/36                                 206             209
5.500%, 05/01/37                                 527             533
5.258%, 04/01/37 (F)                             285             290
5.000%, 07/01/21                                 355             359
5.000%, 11/01/21                                  25              25
5.000%, 05/01/22                                 362             366
5.000%, 09/01/35                                 416             413
FNMA
6.500%, 08/01/37                                 898             931
6.000%, 01/01/29                                 272             281
6.000%, 12/01/34                                  32              33
6.000%, 12/01/34                                  36              37
6.000%, 10/01/36                                   4               4
6.000%, 11/01/36                                 193             197
6.000%, 12/01/36                                 374             384
6.000%, 11/01/37                                 402             412
5.500%, 04/01/21                                 132             135
5.500%, 11/01/21                                  53              54
5.500%, 12/01/33                                 130             131
5.500%, 12/01/35                                 630             637
5.500%, 01/01/36                                  52              53
5.500%, 01/01/36                                 542             548
5.500%, 03/01/36                                 218             220
5.500%, 03/01/36                                  50              50
5.500%, 04/01/36                                  20              20
5.500%, 11/01/36                                 522             527
5.500%, 11/01/36                                 569             575
---------------------------------------------------------------------

OLD MUTUAL BARROW HANLEY CORE BOND FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
                                            Face
Description                             Amount (000)     Value (000)
---------------------------------------------------------------------

U.S. Government Agency Obligations - continued
FNMA - continued
5.500%, 12/01/36                              $  465    $        470
5.000%, 03/01/20                                  17              17
5.000%, 03/01/36                                 484             480
5.000%, 05/01/37                                   1               1
5.000%, 03/01/38                               1,405           1,391
                                                        _____________

Total U.S. Government Agency Obligations
     (Cost $12,828)                                           13,076
_____________________________________________________________________

Corporate Bonds - 29.1%
American Express 8.150%, 03/19/38                100             111
American General Finance
     4.000%, 03/15/11                            240             227
Ameriprise Financial 5.350%,11/15/10             205             210
Apache 5.250%, 04/15/13                          270             283
Archer-Daniels-Midland
     6.450%, 01/15/38                             95              96
AstraZeneca 5.400%, 09/15/12                     250             264
Bank of America
     5.375, 08/15/11                             145             151
     5.375, 06/15/14                             105             108
Bank of New York Mellon
     4.950%, 11/01/12                             95              97
Bank One 5.900%, 11/15/11                        285             302
Bear Stearns 7.250%, 02/01/18                     95              98
Canadian Natural Resources
     6.700%, 07/15/11                            105             111
     5.900%, 02/01/18                            105             107
Caterpillar Financial Services, MTN,
     4.850%, 12/07/12                            135             138
Cisco Systems 5.500%, 02/22/16                   165             171
Columbus Southern Power
     5.500%, 03/01/13                            185             190
Comcast
     5.875%, 02/15/18                             90              88
     5.300%, 01/15/14                            130             128
Computer Sciences 144A
     6.500%, 03/15/18                            150             152
     5.500%, 03/15/13                             45              45
Countrywide Home Loans
     4.000%, 03/22/11                             45              40
Covidien International Finance 144A
     6.000%, 10/15/17                             45              46
     5.450%, 10/15/12                             90              93
CRH America 6.000%, 09/30/16                     215             205
Deutsche Telekom International Finance
     8.000%, 06/15/10                             95             102
Diageo Capital 5.750%, 10/23/17                  115             118
Dominion Resources 5.600%, 11/15/16               80              80
Duke Energy Indiana 6.050%, 06/15/16             120             124
ERP Operating 5.125%, 03/15/16                   305             264
Fannie Mae 5.125%, 01/02/14                      235             244
---------------------------------------------------------------------



---------------------------------------------------------------------
                                            Face
Description                             Amount (000)     Value (000)
---------------------------------------------------------------------

Corporate Bonds - continued
Federal Home Loan Bank
     5.250%, 11/03/09                         $  165          $  168
     5.000%, 10/16/09                            570             578
FPL Group Capital 5.625%, 09/01/11               260             274
Freddie Mac, 5.400%, 03/17/21                    725             779
Freddie Mac, MTN, 5.250%, 02/24/11               915             936
General Electric Capital
     5.875%, 01/14/38                             95              92
General Electric Capital, MTN,
     4.375%, 03/03/12                            225             226
Goldman Sachs Group
     6.750%, 10/01/37                             95              88
     5.950%, 01/18/18                             80              79
Hartford Financial Services Group
     5.375%, 03/15/17                            140             136
Hewlett-Packard 4.500%, 03/01/13                 180             183
Hospira 6.050%, 03/30/17                          90              89
International Lease Finance, MTN,
     5.750%, 06/15/11                            120             121
John Deere Capital 5.400%, 10/17/11              145             152
JPMorgan Chase 6.000%, 01/15/18                  190             198
Koninklijke Philips Electronics
     5.750%, 03/11/18                            100             102
Kraft Foods
     7.000%, 08/11/37                            105             105
     6.500%, 08/11/17                            170             174
Lehman Brothers Holdings, MTN,
     6.200%, 09/26/14                             30              30
     5.625%, 01/24/13                             95              92
Marathon Oil
     6.600%, 10/01/37                             60              60
     6.000%, 10/01/17                            135             137
Masco 6.125%, 10/03/16                            75              66
Merrill Lynch 5.450%, 02/05/13                    95              93
MetLife
     5.375%, 12/15/12                            140             146
     5.000%, 06/15/15                            120             118
MidAmerican Energy Holdings
     5.875%, 10/01/12                            225             238
New Cingular Wireless Services
     8.750%, 03/01/31                            160             194
Nextel Communications
     6.875%, 10/31/13                            155             122
Prologis 7.100%, 04/15/08                         85              85
Prudential Financial, MTN,
     5.100%, 09/20/14                            105             103
PSEG Power 6.950%, 06/01/12                      195             209
SBC Communications
     5.100%, 09/15/14                            330             328
Schering-Plough 6.750%, 12/01/33                 135             133
Simon Property Group 5.750%, 12/01/15            115             109
SLM, MTN, 5.000%, 04/15/15                        45              32
Southern Power 6.250%, 07/15/12                  165             177
Starbucks 6.250%, 08/15/17                       105             110
_____________________________________________________________________

---------------------------------------------------------------------
                                            Face Amount
Description                                (000)/Shares  Value (000)
---------------------------------------------------------------------

Corporate Bonds - continued
Telecom Italia Capital 4.000%, 11/15/08       $   90    $         89
Time Warner Cable 5.850%, 05/01/17               165             158
Transocean 6.000%, 03/15/18                      210             216
Tyco Electronics 144A
     6.550%, 10/01/17                            120             126
Verizon Communications
     6.400%, 02/15/38                             95              93
Wachovia 5.700%, 08/01/13                        105             105
Wachovia, MTN, 5.750%, 02/01/18                   95              93
Wal-Mart Stores 4.550%, 05/01/13                 160             164
Washington Mutual Finance
     6.875%, 05/15/11                            125             132
Weatherford International
     5.950%, 06/15/12                            140             146
Wells Fargo
     5.625%, 12/11/17                            190             194
     4.375%, 01/31/13                            130             129
Weyerhaeuser 5.950%, 11/01/08                     45              46
Willis North America 6.200%, 03/28/17             90              90
Wyeth 5.500%, 02/01/14                           185             192
Xcel Energy 5.613%, 04/01/17                     277             278
                                                        -------------

Total Corporate Bonds (Cost $13,554)                          13,706
---------------------------------------------------------------------

Money Market Fund - 9.6%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A),      4,529,407           4,529
                                                        -------------

Total Money Market Fund (Cost $4,529)                          4,529
---------------------------------------------------------------------

Total Investments - 104.0% (Cost $48,079)                     48,924
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (4.0)%                    (1,864)
---------------------------------------------------------------------

Total Net Assets - 100.0%                                  $  47,060
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 158.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CASH RESERVES FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Wellington Management Company, LLP


Performance Highlights

o The Old Mutual Cash Reserves Fund's Class Z shares returned 4.18% for the one-year period ended March 31, 2008, slightly outperforming the 4.14% return of its benchmark, the Lipper Money Market Funds Average.

o    Fixed-income market conditions were volatile during the period.

o In a volatile fixed income environment, the Fund's holdings in high-quality commercial paper and agency discount notes benefited the Fund.

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Cash Reserves Fund's (the "Fund") Class Z shares returned 4.18% for the one-year period ended March 31, 2008, slightly outperforming the 4.14% return of its benchmark, the Lipper Money Market Funds Average.

Q.   What investment environment did the Fund face during the past year?

A. Fixed-income market conditions were volatile during the period. The financial crisis that began with the subprime meltdown continued to spread, the credit crunch intensified, lending standards tightened and broad-based deleveraging occurred. A number of financial firms failed to meet margin calls and were forced to liquidate holdings. For example, Bear Stearns, on the brink of collapse, was forced to sell itself to JPMorgan Chase for $2 a share (later revised to $10 a share). Investor anxiety over mortgage-related write-downs, weak earnings from companies in the financial sector and the persistence of negative ratings actions resulted in a renewed "flight to Treasuries". Toward the end of the period, the Federal Reserve Board ("Fed") shifted into high gear, taking a series of unprecedented actions to stabilize the financial system.

Q.   Which market factors influenced the Fund's relative performance?

A. Short-term bond yields declined due to concerns about the financial system and economic weakness. The two-year U.S. Treasury declined by 3.00% to end the period at 1.59%. Six-month and one-year London Inter-Bank Offer Rates (LIBOR) declined during the period, as a result of continued action by central banks to improve liquidity conditions. Six-month LIBOR declined by 2.72% to end the period at 2.61%, while one-year LIBOR declined by 2.73% to end the period at 2.49%.

Q.   How did portfolio composition affect Fund performance?

A. In a volatile fixed income environment, the Fund's holdings in high-quality commercial paper and agency discount notes benefited the Fund. The average maturity of the Fund was around 50 days at March 31, 2008.

Q.   What is the investment outlook for the short-term fixed-income market?

A. Wellington Management Company, LLP ("Wellington") believes the U.S. economy will likely experience a further slowdown over the coming year. Longer term, the sub-advisor believes the Fed's accommodative monetary policy will result in higher inflation resulting from higher commodity and energy prices. Wellington concurs with the market's assessment that the contraction in credit is feeding into the real economy and believes that the Fed's proactive stance reflects its revised, grimmer assessment of the risks to the economy. Moreover, additional fiscal stimulus - beyond the U.S. $160 billion in tax rebates for consumers and businesses - is likely to come for homeowners facing negative equity. While these measures may not turn things around immediately, in the sub-advisor's view, they will help cushion the blow and should help markets and the economy recover over time.

Cash Reserves Fund

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                      Annualized    Annualized    Annualized      Annualized
                                     Inception    7-Day    One Year     3 Year        5 Year       10 Year        Inception
                                       Date       Yield     Return      Return       Return        Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                               04/04/95    2.29%      4.18%      3.90%         2.57%         3.19%           3.62%
Class A                               06/04/07    2.04%       n/a        n/a           n/a           n/a            3.05%*
Class C with load                     06/04/07     n/a        n/a        n/a           n/a           n/a            1.51%*
Class C without load                  06/04/07    1.31%       n/a        n/a           n/a           n/a            2.51%*
Institutional Class                   06/04/07    2.70%       n/a        n/a           n/a           n/a            3.54%*
Lipper Money Market Funds Average     03/31/95     n/a       4.14%      3.81%         2.53%         3.14%           3.64%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

* Cumulative return since inception.

Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 0.94% and 0.73%; 1.13% and 0.98%; 1.88% and
1.73%; and 0.78% and 0.73%, respectively. Expenses for Class A, Class C and Institutional Class shares are based on estimated amounts.

Return on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                    Old Mutual
                    Cash Reserves        Lipper Money Market
                    Fund, Class Z        Funds Average
   1 year return       4.18                 4.14


Past performance is not a guarantee of future results. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Commercial Paper             43.8
Certificates of Deposit      18.7
Repurchase Agreement         18.0
U.S. Government Bonds        17.6
Coporate Bonds                1.9

OLD MUTUAL CASH RESERVES FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
                                            Face
Description                             Amount (000)     Value (000)
---------------------------------------------------------------------

Certificates of Deposit - 18.7%
ABN Amro
     3.020%, 05/13/08                          $ 700    $        700
American Express Centurion
     4.430%, 04/08/08                            750             750
Bank of Ireland
     3.090%, 05/05/08                            700             700
BNP Paribas Finance
     2.650%, 09/12/08                            750             750
     2.400%, 06/19/08                            400             400
Canadian Imperial Bank
     5.070%, 04/02/08                            500             500
CS First Boston
     5.370%, 06/04/08                            300             300
     5.320%, 05/27/08                            500             500
Deutsche Bank
     5.030%, 04/10/08                            500             500
HSBC Bank 4.230%, 04/10/08                       500             500
Lloyds TSB
     2.600%, 09/17/08                            500             500
Marshall & Ilsley
     2.940%, 05/09/08                            700             700
Societe Generale
     3.180%, 05/07/08                            700             700
                                                        -------------

Total Certificates of Deposit (Cost $7,500)                    7,500
_____________________________________________________________________

Commercial Paper (G) - 43.7%
Apreco
     3.310%, 04/08/08                            500             500
AstraZeneca
     3.550%, 07/14/08                          1,000             990
Bank of America
     4.940%, 04/03/08                            300             300
Cafco
     3.150%, 05/06/08                            700             698
Cargill Global Funding
     2.950%, 05/30/08                            800             796
Chariot Funding
     2.950%, 04/07/08                            700             700
Ciesco
     2.680%, 04/24/08                            500             499
CRC Funding
     2.720%, 04/24/08                            500             499
Edison Asset Securitization
     2.470%, 05/06/08                            500             499
Eureka Securitization
     3.140%, 04/09/08                            700             699
Falcon Asset Securitization
     2.950%, 04/15/08                            750             749
General Electric Capital
     3.000%, 04/24/08                          1,000             998
     2.200%, 08/14/08                            500             496
JP Morgan Chase
     3.000%, 04/28/08                            600             599
Jupiter Securitization
     3.100%, 04/07/08                            750             750
---------------------------------------------------------------------



---------------------------------------------------------------------
                                            Face
Description                             Amount (000)     Value (000)
---------------------------------------------------------------------

Commercial Paper - continued
Kitty Hawk Funding
     3.100%, 04/02/08                          $ 750    $        750
Morgan Stanley
     3.070%, 06/16/08                            700             695
Nestle Capital
     2.230%, 06/13/08                          1,000             995
Park Ave Receivables
     3.150%, 04/07/08                            700             700
Pfizer
     4.41%, 05/15/08                             500             497
Prudential Funding
     2.85%, 04/17/08                           1,000             999
Ranger Funding
     2.700%, 04/15/08                            400             399
Southern
     2.300%, 05/02/08                          1,000             998
Toyota Motor
     1.95%, 06/16/08                           1,000             996
Yorktown Capital
     2.950%, 04/17/08                            750             749
                                                        _____________

Total Commercial Paper (Cost $17,550)                         17,550
---------------------------------------------------------------------

U.S. Government Agency Obligations (G) - 17.6%
FHLB
     2.500%, 07/30/08                            750             744
     2.490%, 08/06/08                          1,500           1,487
FHLMC
     3.423%, 05/30/08                            800             795
     2.510%, 07/11/08                          1,000             994
     2.470%, 08/04/08                            750             743
     2.030%, 09/02/08                          1,500           1,487
FNMA
     3.370%, 07/16/08                            400             396
     3.355%, 06/12/08                            400             397
                                                        _____________

Total U.S. Government Agency Obligations
     (Cost $7,043)                                             7,043
_____________________________________________________________________

Repurchase Agreement - 17.9%
Credit Suisse Securities
     2.750%, dated 03/31/08, to be
     repurchased on 04/01/08,
     repurchase price $7,200,550
     (collateralized by various
     U.S. Government Obligations
     ranging from $25,000 -
     $508,181, 5.500-8.000%,
     11/01/34 - 01/01/38, total
     market value $7,347,197) (H)              7,200           7,200
                                                        _____________

Total Repurchase Agreement (Cost $7,200)                       7,200
_____________________________________________________________________

---------------------------------------------------------------------
                                            Face
Description                             Amount (000)     Value (000)
---------------------------------------------------------------------

Corporate Bonds - 1.9%
Freddie Mac
     3.875%, 06/15/08                         $  750    $        750
                                                        -------------

Total Corporate Bonds (Cost $750)                                750
---------------------------------------------------------------------

Total Investments - 99.8% (Cost $40,043)                      40,043
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.2%                          96
---------------------------------------------------------------------

Total Net Assets - 100.0%                                  $  40,139
---------------------------------------------------------------------


For descriptions of abbreviations and footnotes, please refer to page 158.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT HIGH YIELD FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company LLC


Performance Highlights

o The Old Mutual Dwight High Yield Fund's (the "Fund") Institutional Class shares posted a (3.39)% return since the Fund's inception on November 19, 2007 through the fiscal year ended March 31, 2008. The Fund underperformed its benchmark, the Lehman Brothers U.S. Corporate High-Yield Index (the "Index"), which lost (2.67)% during the same time frame.

o Fund performance benefited from the portfolio's average credit quality of BB which exceeds the B+ average credit quality of the Index.

o The Fund's underweight in consumer cyclical, especially retail, also had a positive impact on relative performance during the period.

o The Fund's relative overweight to the financial sector detracted from relative performance during the period.

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Dwight High Yield Fund's (the "Fund") Institutional Class shares posted a (3.39)% return since the Fund's inception on November 19, 2007 through the fiscal year ended March 31, 2008. The Fund underperformed its benchmark, the Lehman Brothers U.S. Corporate High-Yield Index (the "Index"), which lost (2.67)% during the same time frame.

Q.   What investment environment did the Fund face during the past year?

A. Though the Fund's inception date was November 19, 2007, at the beginning of the fiscal year, market pundits anticipated moderate growth and more volatile market conditions than that of recent past years. While Dwight Asset Management Company LLC ("Dwight") was concerned about the possibility of a credit crunch due to the ongoing housing market correction and rising delinquency and foreclosure rates of subprime mortgages, it would have been difficult to anticipate the extent to which market conditions changed over the past year. The housing market correction, coupled with loose mortgage underwriting standards, caused delinquencies and foreclosure rates of subprime mortgages to rise. This, in turn, caused investors to reassess market risk which adversely affected market liquidity, pushing credit spreads (the yield premium at which the non-Treasury sectors of the fixed-income market trade relative to Treasuries) to their widest levels in years. To this end, banks were forced to make significant write downs in the value of their assets, financing for leveraged buyout deals quickly dried up, and several hedge funds grappled with liquidity issues. By the middle of August the market was in the midst of a credit crunch unlike any seen in some time.

     In an effort to help stabilize financial markets, ease liquidity concerns and help prevent the credit crunch from throwing the economy into a recession, the Federal Reserve Board (the "Fed") began making changes to monetary policy on August 17, 2007. Since that time the Fed cut the Federal Funds rate by 3.00% and the discount rate by 3.75%. The Fed also initiated through the end of the period, a series of programs designed to inject additional liquidity into the financial system. Recently, when liquidity concerns put the solvency of Bear Stearns in jeopardy the Fed helped orchestrate a buyout by JPMorgan Chase.

     Falling home prices and rising food and energy prices significantly slowed consumer spending during the year. The labor market, which had been the linchpin of the economy in recent years, began to falter in the latter half of 2007. The unemployment rate rose from its 2007 low of 4.4% to 5%, and in the first quarter of 2008 a net loss of jobs was reported for the first time since the second quarter of 2003. At period end, economic reports indicated that growth had slowed to the point that the U.S. economy was on the brink of a recession.

Q.   Which market factors influenced the Fund's relative performance?

A. The period under review can be best characterized by a lack of confidence among and between banks, brokers and other financial intermediaries. Fallout from the subprime liquidity crisis gave way to balance sheet preservation and capital conservation. Continued asset impairments and write-downs put pressure on bank capital ratios, compelling them to de-lever (pull back on lending) and raise new capital. The ensuing credit crunch was debilitating to the high-yield and leveraged loan markets as credit was rationed to all but the highest quality issuers. This resulted in dramatic spread widening as risk premiums rose to reflect the possibility of below-trend economic growth and increasing corporate distress. Accordingly, higher rated companies with ample liquidity in favorable sectors, such as energy, outperformed lower rated more cyclical companies in the retail and housing sectors.

Dwight High Yield Fund

     In addition to the fundamental problems caused by the credit crunch, banks and brokers were saddled with loan and bond commitments made at the height of the credit bubble. Those commitments extended overly aggressive terms at generous interest rates. By most estimates the total amount of commitments approximated $320 billion. This technical headwind served to maintain pressure on spreads as fears of banks exiting positions persisted. As a result, spreads of previously issued covenant light loans and bonds widened more than the Index.

     The market began to focus on recessionary fears later in the period. Reports of a weakening economy and weak economic data and decelerating employment growth pressured spreads wider. Weaker quarterly results worried investors and analysts alike, causing many to trim estimates for corporate earnings and cash flow. Investors, accordingly, rotated into BB-rated bonds, the highest rated credit tier of the high-yield market, and out of CCC-rated bonds.

Q.   How did portfolio composition affect Fund performance?

A. Dwight has believed that caution was warranted in the high-yield bond market for several quarters and has, therefore, constructed the Fund's portfolio accordingly. During the period the Fund maintained a high quality bias, a shortened effective duration relative to the Index and generally avoided more cyclical sectors such as homebuilding and retail. Fund performance benefited from the portfolio's average credit quality of BB which exceeds the B+ average credit quality of the Index. The Fund's underweight in consumer cyclical, especially retail, also had a positive impact on relative performance during the period. On the other hand, the Fund's relative overweight to the financial sector detracted from relative performance during the period.

Q.   What is the investment outlook for the high-yield fixed-income market?

A. Dwight notes that economic releases as of the end of the fiscal year indicate that the U.S. economy is teetering on the edge of a recession. These softer economic conditions are likely to continue, in the sub-advisor's view, until it is evident that the housing market is at or near a bottom and financial market liquidity begins to improve. Additionally, the labor market, which has propped up the economy over the past several years, is weakening. Dwight notes that the softening labor market is almost certain to impact income growth in the months ahead and that this does not bode well for consumer spending at a time when higher food and energy prices are already putting a crimp in the average household budget.

     The Fed has been taking aggressive action to limit the depth and length of the current economic slowdown, lowering key interest rates and injecting liquidity into the system. Dwight believes the Fed will further reduce the Federal Funds rate in the coming months in an effort to revive economic growth and loosen tight credit conditions. Thus far the changes in monetary policy appear to be offset by weak demand and tight credit, but the U.S. Government's recently passed fiscal stimulus package that will distribute in excess of $150 billion in tax cuts should help boost the economy in the third quarter of 2008 in Dwight's view. The key question will be whether or not the higher level of growth can be maintained into the fourth quarter and beyond once the effect of the fiscal stimulus has passed.

     Credit spreads are still near multi-year highs. Over the past nine months, high-yield bonds have experienced unprecedented spread widening in a period of relatively low default rates. What began as a technical sell-off driven by gridlock in the credit markets has morphed into fundamental weakness borne out of recessionary fears. Dwight believes high-yield spreads may remain vulnerable to further widening as the credit crunch filters down to individuals and businesses, further exacerbating problems in the housing market. Furthermore, Dwight believes slower growth will ultimately lead to weaker corporate cash flow generation and elevated default rates well into 2009. The Fund will therefore maintain a bias towards higher credit quality investments while avoiding cyclical sectors that are more dependent upon consumer spending.


Top Ten Holdings
as of March 31, 2008

Citizens Communications
9.000%, 08/15/31                   3.6%
------------------------------------------
Provident
7.250%, 03/15/28                   3.5%
------------------------------------------
Levi Strauss
9.750%, 01/15/15                   3.5%
------------------------------------------
Countrywide Asset-Backed
Certificates, Ser 2003-2,
Cl M2 6.702%, 03/26/33             3.5%
------------------------------------------
Chesapeake Energy
6.375%, 06/15/15                   3.4%
------------------------------------------
Fairpoint Communications 144A,
13.125%, 04/01/18                  3.3%
------------------------------------------
Alliance One International
11.000%, 05/15/12                  3.0%
------------------------------------------
Stater Brothers Holdings
8.125%, 06/15/12                   2.7%
------------------------------------------
OPTI Canada
8.250%, 12/15/14                   2.7%
------------------------------------------
FTI Consulting
7.750%, 10/01/16                   2.7%
------------------------------------------
As a % of Total
Fund Investments                  31.9%
------------------------------------------

                                                          Dwight High Yield Fund

OLD MUTUAL DWIGHT HIGH YIELD FUND - concluded
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
-----------------------------------------------------------------------------
                                                                Cumulative
                                                  Inception     Inception
                                                    Date         to Date
-----------------------------------------------------------------------------

Institutional Class                                11/19/07       (3.39)%
Lehman Brothers U.S. Corporate High-Yield Index    11/19/07       (2.67)%
-----------------------------------------------------------------------------


Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Institutional Class shares (as reported in the November 19, 2007 prospectus) are 2.41% and 0.80%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                      Old Mutual
                      Dwight High
                      Yield Fund       Lehman Brothers
                      Institutional    U.S. Corporate
                      Class            High-Yield Index
        11/19/07        10,000           10,000
           03/08         9,661            9,733


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund on November 19, 2007 to an investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Corporate Bonds           83.8
Cash Equivalents           8.0
Assets-Backed Securities   6.1
Mortgage Related           2.1

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
                                            Face
Description                             Amount (000)     Value (000)
---------------------------------------------------------------------

Corporate Bonds - 83.3%
Advanta Capital Trust, Ser B
     8.990%, 12/17/26                         $  174          $  113
Alliance One International
     11.000%, 05/15/12                           255             259
Allied Waste North America,
     5.750%, 02/15/11                            183             179
Aramark Services
     6.739%, 02/01/15 (F)                        162             143
Belden 7.000%, 03/15/17                          211             204
Cascades 7.250%, 02/15/13                        186             164
Cenveo 7.875%, 12/01/13                          239             194
Chesapeake Energy
     6.375%, 06/15/15                            300             291
Citizens Communications
     9.000%, 08/15/31                            350             306
Coleman Cable 9.875%, 10/01/12                   195             162
Connacher Oil and Gas, 144A
     10.250%, 12/15/15                           150             151
D.R. Horton 7.875%, 08/15/11                     108             105
Denbury Resources
     7.500%, 12/15/15                            185             189
E*Trade Financial 7.875%, 12/01/15               250             177
Fairpoint Communications, 144A
     13.125%, 04/01/18                           290             278
Ford Motor Credit 7.375%, 10/28/09               220             200
FTI Consulting 7.750%, 10/01/16                  220             228
GMAC 7.000%, 02/01/12                            220             167
Ikon Office Solutions
     7.750%, 09/15/15                            171             162
Ikon Office Solutions, 144A
     9.926%, 01/01/12 (F)                         79              75
Kansas City Southern
     9.375%, 05/01/12                             75              77
KB Home 7.750%, 02/01/10                         235             225
Landry's Restaurants
     9.500%, 12/15/14                            220             215
Levi Strauss 9.750%, 01/15/15                    300             299
MGM Mirage
     6.625%, 07/15/15                             80              70
     5.875%, 02/27/14                             90              77
OPTI Canada 8.250%, 12/15/14                     233             231
Provident 7.250%, 03/15/28                       350             300
Pulte Homes
     8.125%, 03/31/11                             50              48
     7.875%, 08/01/11                             33              32
Qwest 8.875%, 03/15/12                            25              25
Residential Capital, 144A
     9.190%, 04/17/09 (F)                        343             127
RH Donnelley, 144A
     8.875%, 10/15/17                            250             156
Roadway 8.250%, 12/01/08                         220             215
_____________________________________________________________________



---------------------------------------------------------------------
                                         Face Amount
Description                             (000)/Shares     Value (000)
---------------------------------------------------------------------

Corporate Bonds - continued
Rogers Communications
     6.750%, 03/15/15                          $  50    $         50
Southwestern Energy, 144A
     7.500%, 02/01/18                            150             155
Stater Brothers Holdings
     8.125%, 06/15/12                            230             231
Swift Transportation, 144A
     10.815%, 05/15/15 (F)                       171              68
Tesoro 6.500%, 06/01/17                          243             217
Toys R US 7.875%, 04/15/13                        80              60
True Temper Sports
     8.375%, 09/15/11                            311             187
Uno Restaurant 144A
     10.000%, 02/15/11                            78              31
Valassis Communication
     8.250%, 03/01/15                            260             214
Xerox Capital Trust I
     8.000%, 02/01/27                            109             108
                                                        _____________

Total Corporate Bonds (Cost $8,041)                            7,165
_____________________________________________________________________

Asset-Backed Securities - 6.1%
Home Equity Loans - 6.1%
Countrywide Asset-Backed
     Certificates, Ser 2003-2,
     Cl M2 (F) 5.595%, 03/26/33                  323             296
Residential Funding Mortgage
     Securities, Ser 2005-HI3,
     Cl A2 5.090%, 09/25/35                      112             108
Residential Funding Mortgage
     Securities, Ser 2006-HSA2,
     Cl AI2 (F) 5.496%, 03/25/36                 139             117
                                                        _____________

Total Home Equity Loans                                          521
                                                        _____________

Total Asset-Backed Securities (Cost $554)                        521
_____________________________________________________________________

Mortgage Related - 2.0%
Granite Master Issuer, CMO,
     Ser 2007-1, Cl 2A1 (F)
     5.658%, 12/20/54                            180             176
                                                        _____________

Total Mortgage Related (Cost $168)                               176
_____________________________________________________________________

Money Market Fund - 8.0%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)         685,406             685
                                                        -------------

Total Money Market Fund (Cost $685)                              685
---------------------------------------------------------------------

Total Investments - 99.4% (Cost $9,448)                        8,547
---------------------------------------------------------------------

Other Assets and Liabilities, Net - 0.6%                          55
---------------------------------------------------------------------

Total Net Assets - 100.0%                                   $  8,602
---------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

For descriptions of abbreviations and footnotes, please refer to page 158.

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company LLC


Performance Highlights

o The Old Mutual Dwight Intermediate Fixed Income Fund's Class Z shares posted a 5.50% return for the one-year period ended March 31, 2008, trailing the 7.84% gain of its benchmark, the Lehman Brothers Intermediate U.S. Aggregate Index.

o Over the course of the past year, as market participants favored the safety of U.S. Treasuries over all other fixed-income sectors, the Fund's overweight allocation to "spread sectors" detracted from the Fund's relative performance.

o Although asset-backed securities and commercial mortgage-backed securities provided positive absolute returns, the Fund's overweight allocation to these sectors detracted from performance relative to the Index.

o The Fund's underweight in corporate bonds contributed positively to the Fund's relative performance.

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Dwight Intermediate Fixed Income Fund's (the "Fund") Class Z shares posted a 5.50% return for the one-year period ended March 31, 2008, trailing the 7.84% gain of its benchmark, the Lehman Brothers Intermediate U.S. Aggregate Index (the "Index"). Performance for all share classes can be found on page 146.

Q.   What investment environment did the Fund face during the past year?

A. At the beginning of the fiscal year, market pundits anticipated moderate growth and more volatile market conditions than that of recent years past. While Dwight Asset Management Company LLC ("Dwight") was concerned about the possibility of a credit crunch due to the ongoing housing market correction and rising delinquency and foreclosure rates of subprime mortgages, it would have been difficult to anticipate the extent to which market conditions changed over the past year. The housing market correction coupled with loose mortgage underwriting standards caused delinquency and foreclosure rates of subprime mortgages to rise. This, in turn, caused investors to reassess market risk and adversely affected market liquidity pushing credit spreads to their widest levels in years. Banks were forced to make significant write downs in the value of their assets, financing for leveraged buyout deals quickly dried up and several hedge funds grappled with liquidity issues. By the middle of August the market was in the midst of a credit crunch unlike any seen in some time.

     In an effort to help stabilize financial markets, ease liquidity concerns and help prevent the credit crunch from throwing the economy into a recession, the Federal Reserve Board ("Fed") began making changes to monetary policy on August 17, 2007. Since that time the Fed has cut the Fed Funds rate by 3.00% and the discount rate by 3.75%. The Fed has also initiated a series of programs designed to inject additional liquidity into the financial system. Recently, when liquidity concerns put the solvency of Bear Stearns in jeopardy, the Fed helped orchestrate a buyout by JPMorgan Chase.

     Falling home prices and rising food and energy prices significantly slowed consumer spending during the year. The labor market, which had been the linchpin of the economy in recent years, began to falter in the latter half of 2007. The unemployment rate rose from its 2007 low of 4.4% to 5%, and in the first quarter of 2008 a net loss of jobs was reported for the first time since the second quarter of 2003. At period end, economic reports were indicating that growth had slowed to the point that the U.S. economy was in a recession.

Q.   Which market factors influenced the Fund's relative performance?

A. The broad reassessment of financial market risk over the past year prompted investors to demand higher yields for owning riskier assets. As a result, the risk premium at which non-Treasury securities traded relative to U.S. Treasuries increased significantly. At the beginning of 2007 the spread over Treasuries at which corporate bonds, asset-backed securities, residential and commercial mortgage-backed securities traded was near historical lows. By early March of 2008 credit spreads were at or near their widest levels of the past decade.

     While credit spreads were widening, Treasury yields were falling. Nervous investors sold stocks and bonds and flocked to the safety of U.S. Treasuries pushing Treasury yields down to their lowest levels since the summer of 2003. At one point during the first quarter of 2008, the yield of the three-month U.S. Treasury fell to its lowest level in five decades. Overall, a flight to quality boosted the performance of U.S. Treasuries relative to the other fixed-income sectors.

Q.   How did portfolio composition affect Fund performance?

A. Dwight believes that, over time, building a higher yielding portfolio will contribute to providing excess returns over the Index. To pursue this goal, the Fund typically overweights sectors known as "spread sectors" (corporate bonds, asset-backed securities, residential and commercial mortgage-backed securities) relative to the Index. Over time this strategy has helped the Fund's performance. Over the course of the past year, however, as market participants favored the safety of U.S. Treasuries over all other fixed-income sectors, the Fund's overweight allocation to "spread sectors" detracted from the Fund's relative performance.


Dwight Intermediate Fixed Income Fund

     The performance of both asset-backed securities and commercial mortgage-backed securities was impacted by investor credit concerns and a general lack of market liquidity. While the Fund's high quality bias in these sectors helped insulate investors from the more significant spread widening of lower rated securities, even the AAA-rated bonds that the Fund owned underperformed comparable-duration U.S. Treasuries during the period. Although these sectors provided positive absolute returns, the Fund's overweight allocation to these sectors detracted from performance relative to the Index.

     Corporate bonds also underperformed duration-matched Treasuries over the past year. Weakness in this sector was driven by subprime mortgage related write downs at large banks, continued weakness in the housing market, significant new issuance and a softening economy. The finance sector was among the sectors that felt the most impact as banks and brokers experienced asset quality issues and several mortgage originators discontinued operations. Homebuilders' bonds also suffered as the housing correction continued. During the period Dwight believed that corporate bonds were overvalued relative to the other fixed-income sectors for most of the year and, as a result, the Fund was positioned underweight this sector relative to the Index. This strategy contributed positively to the Fund's relative performance.

     Residential mortgage-backed securities ("RMBS"), backed by the credit of U.S. Government agencies Fannie Mae and Freddie Mac, were not immune to credit concerns. General risk aversion during the period, a glut of new issuance and waning foreign demand caused RMBS spreads to widen. Early in 2007, Dwight felt that RMBS were priced for perfection. The market had been in a low volatility environment for several years and the price of RMBS reflected this. Dwight positioned the Fund's RMBS allocation as an underweight versus the benchmark for much of the year, to reflect its belief that spreads would widen in this sector as market volatility picked up. Early in the fiscal year, the underweight position, ultimately, contributed positively to the Fund's relative performance.

Q.   What is the investment outlook for the fixed-income market?

A. Dwight notes that economic releases as of the end of the fiscal year indicate that the U. S. economy is in a recession. These softer economic conditions are likely to continue, in the sub-advisor's view, until it is evident that the housing market is at or near a bottom and financial market liquidity begins to improve. Additionally, the labor market, which has propped up the economy over the past several years, is weakening. Dwight notes that the softening labor market is almost certain to impact income growth in the months ahead and that this does not bode well for consumer spending at a time when higher food and energy prices are already putting a crimp in the average household budget.

     The Fed has been taking aggressive action to limit the depth and length of the current economic slowdown, lowering key interest rates and injecting liquidity into the system. Dwight believes the Fed will further reduce the Fed Funds rate in the coming months in an effort to revive economic growth and loosen tight credit conditions. Thus far the changes in monetary policy appear to be offset by weak demand and tight credit, but the U.S. Government's recently passed fiscal stimulus package that will distribute in excess of $150 billion in tax rebates should help boost the third quarter's growth rate in Dwight's view. The key question will be whether or not the higher level of growth can be maintained into the fourth quarter and beyond once the effect of the fiscal stimulus has passed.

     Credit spreads (the yield premium at which the non-Treasury sectors of the fixed-income market trade relative to Treasuries) are still near multi-year highs. Dwight believes that in many situations worst case scenarios are already reflected in current bond prices and that high quality structured securities with strong credit protection offer good relative value at their current levels. Dwight looks for opportunities to add to its positions where bonds are less expensive than what appears to be justified by fundamentals. Although the timing remains uncertain, Dwight believes that as market conditions normalize there will be opportunities to provide excess returns in fixed-income portfolios as credit spreads of non-Treasury sectors return to more normal levels.


Top Ten Holdings
as of March 31, 2008

FNMA
5,880%, 09/01/37            5.5%
-----------------------------------
U.S. Treasury Note
3.500%, 02/15/18            4.5%
-----------------------------------
FNMA
4.500%, 02/01/35            3.7%
-----------------------------------
U.S. Treasury Note
4.750%, 08/15/17            2.4%
-----------------------------------
FNMA
5.500%, 12/01/36            2.3%
-----------------------------------
FGLMC
5.500%, 05/01/37            2.1%
-----------------------------------
FGLMC
6.000%, 08/01/37            2.0%
-----------------------------------
FGLMC TBA
5.000%, 04/15/35            1.9%
-----------------------------------
FNMA
6.500%, 08/01/37            1.9%
-----------------------------------
FHLMC
5.250%, 11/03/09            1.8%
-----------------------------------
As a % of Total
Fund Investments            28.1%
-----------------------------------

                                           Dwight Intermediate Fixed Income Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Annualized      Annualized
                                                                     Inception       One Year          3 Year         Inception
                                                                       Date           Return           Return          to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                                               07/31/03         5.50%            4.72%           5.16%
Class A with load                                                     07/31/03         0.40%            2.85%           3.84%
Class A without load                                                  07/31/03         5.37%            4.52%           4.94%
Class C with load                                                     07/31/03         3.51%            3.70%           4.12%
Class C without load                                                  07/31/03         4.51%            3.70%           4.12%
Institutional Class                                                   12/20/06 (1)     6.04%             n/a            5.81%
Lehman Brothers Intermediate U.S. Aggregate Index                     07/31/03         7.84%            5.52%           4.74%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

Class A shares have a current maximum up-front sales charge of 4.75% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus as supplemented on January 23, 2008) are 1.60% and 0.58%; 3.68% and 0.83%; 7.98% and 1.58%; and 0.84% and 0.50%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Dwight
                Intermediate      Lehman Brothers
                Fixed Income      Intermediate
                Fund, Class Z     U.S. Aggregate Index
      7/31/03       10,000           10,000
         3/04       10,619           10,542
         3/05       11,013           10,635
         3/06       11,311           10,881
         3/07       11,988           11,588
         3/08       12,648           12,496


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of July 31, 2003 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

U.S. Government Obligations        44.4
Mortgage Related                   15.5
Corporate Bonds                    14.1
U.S. Treasury Obligations          10.9
Cash Equivalents                    9.2
Assets-Backed Securities            5.9

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008

---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

U.S. Government Agency Obligations - 47.7%
FNMA
     6.500%, 03/01/35                  $         437    $        454
     6.500%, 08/01/37                          1,410           1,462
     6.500%, 10/01/37 (J)                        666             684
     6.250%, 02/01/11                            925             995
     6.000%, 05/01/33                            222             229
     6.000%, 07/01/36                            599             614
     6.000%, 08/01/36                            161             165
     6.000%, 09/01/36                            261             268
     6.000%, 11/01/36                            266             273
     6.000%, 02/01/37                            611             626
     6.000%, 10/01/37                            161             163
     5.990%, 10/01/36 (F)                         63              64
     5.880%, 09/01/37 (F)                      4,186           4,230
     5.500%, 03/01/20                            138             141
     5.500%, 04/01/21                             84              86
     5.500%, 11/01/21                            132             135
     5.500%, 12/01/35                          1,039           1,051
     5.500%, 02/01/36                            331             334
     5.500%, 03/01/36                            293             296
     5.500%, 03/01/36                            589             596
     5.500%, 04/01/36                            399             403
     5.500%, 11/01/36                            204             207
     5.500%, 11/01/36                            916             926
     5.500%, 12/01/36                          1,750           1,769
     5.500%, 03/01/37                            163             165
     5.000%, 03/01/20                             74              75
     5.000%, 09/01/35                            776             769
     5.000%, 05/01/37                            356             353
     4.500%, 02/01/35                          2,963           2,859
FNMA TBA
     6.500%, 04/01/31                             90              93
     5.000%, 04/15/21                            400             404
     5.000%, 04/01/37                            895             886
FHLMC
     5.899%, 12/01/36 (F)                        680             692
     5.851%, 01/01/37 (F)                        960             975
     5.265 %, 04/01/37 (F)                       635             647
     5.250%, 11/03/09 (I)                      1,340           1,364
FGLMC
     6.500%, 08/01/37                            186             193
     6.000%, 07/01/37                            481             494
     6.000%, 08/01/37                          1,509           1,549
     5.500%, 09/01/17                             84              86
     5.500%, 08/01/20                            197             202
     5.500%, 02/01/21                             46              47
     5.500%, 02/01/21                            378             387
     5.500%, 05/01/21                            112             114
     5.500%, 09/01/21                            350             357
     5.500%, 04/01/22                            485             495
     5.500%, 06/01/22                              4               4
     5.500%, 11/01/36                            130             132
     5.500%, 12/01/36                            417             422
_____________________________________________________________________



---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

U.S. Government Agency Obligations - continued
FGLMC - continued
     5.500%, 05/01/37                  $       1,623    $      1,641
     5.500%, 08/01/37                            147             148
     5.000%, 07/01/21                            714             723
     5.000%, 11/01/21                             29              29
     5.000%, 05/01/22                            407             412
FGLMC TBA
     5.500%, 04/01/33                          1,020           1,030
     5.000%, 04/15/35                          1,500           1,489
                                                        _____________

Total U.S. Government Agency Obligations
     (Cost $33,822)                                           35,407
_____________________________________________________________________

Mortgage Related - 16.1%
Adjustable Rate Mortgage Trust CMO,
     Ser 2004-4, Cl 3A1 (F)
     7.176%, 03/25/35                             15              15
Banc of America
     Commercial Mortgage CMBS,
     Ser 2000-1, Cl A1A (I)
     7.109%, 11/15/31                             11              11
Banc of America
     Commercial Mortgage CMBS,
     Ser 2001-PB1, Cl A2 (I)
     5.787%, 05/11/35                            465             468
Banc of America
     Commercial Mortgage CMBS,
     Ser 2003-1, Cl A2
     4.648%, 09/11/36                          1,000             974
Banc of America
     Commercial Mortgage CMBS,
     Ser 2004-5, Cl A4
     4.936%, 11/10/41                            746             739
Banc of America
     Commercial Mortgage CMBS,
     Ser 2005-6, Cl A4 (F)
     5.181%, 09/10/47                          1,000             995
Banc of America Funding CMO,
     Ser 2007-7, Cl 3A11 (F)
     6.818%, 09/25/37                             89              72
Banc of America Funding CMO,
     Ser 2007-7, Cl 3A3 (F)
     6.820%, 09/25/37                             71              70
Bear Stearns Commercial
     Mortgage Securities CMBS,
     Ser 2004-PWR5, Cl A1
     3.762%, 07/11/42                              2               2
Bear Stearns Commercial
     Mortgage Securities CMBS,
     Ser 2007-PW16, Cl A4 (F) (I)
     5.710%, 05/11/17                            125             124
Bear Stearns Commercial
     Mortgage Securities CMBS,
     Ser 1999-WF2, CI A2 (I)
     7.080%, 07/15/31                             70              71
---------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
Commercial Mortgage Pass-Through
     Certificates CMBS,
     Ser 1999-1, Cl A2
     6.455%, 05/15/32                  $          77    $         77
Countrywide Home Loan Mortgage
     Pass-Through Trust CMO,
     Ser 2004-HYB6, Cl A2 (F) (I)
     4.556%, 11/20/34                             66              58
Crusade Global Trust CMO,
     Ser 2003-2, Cl A (F) (I)
     2.954%, 09/18/34                             54              54
CS First Boston Mortgage Securities CMBS,
     Ser 1997-C2, Cl D
     7.270%, 01/17/35                            433             434
DLJ Commercial Mortgage CMBS,
     Ser 2000-CF1, Cl A4 (F) (I)
     8.020%, 06/10/33                             50              53
Fannie Mae Agency CMO,
     Ser 2006-5, Cl 2A2 (F) (I)
     2.746%, 02/25/35                             95              93
FHLMC Multifamily Structured Pass-
     Through Certificates CMBS,
     Ser K001, Cl A3 (F) (I)
     2.469%, 01/25/12                             45              46
GE Capital Commercial Mortgage CMBS,
     Ser 2004-C3, Cl A1
     3.752%, 07/10/39                             29              28
GS Mortgage Securities CMBS,
     Ser 1998-C1, Cl B (I)
     6.970%, 10/18/30                             75              75
GS Mortgage Securities CMBS,
     Ser 2004-GG2, Cl A4
     4.964%, 08/10/38                            415             410
GSR  Mortgage Loan Trust CMO,
     Ser 2005-AR3,  Cl 4A1 (F)
     5.264%, 05/25/35                             53              55
GSR Mortgage Loan Trust CMO,
     Ser 2005-AR4, Cl 5A1 (F)
     5.398%, 07/25/35                             23              21
JP Morgan Chase
     Commercial Mortgage CMBS,
     Ser 2001-CIB2, Cl D (F) (I)
     6.847%, 04/15/35                            150             156
JP Morgan Chase
     Commercial Mortgage CMBS,
     Ser 2004-C2, Cl A1
     4.278%, 05/15/41                            925             917
JP Morgan Chase
     Commercial Mortgage CMBS,
     Ser 2004-CB9, Cl A1 (F) (I)
     3.475%, 06/12/41                             37              36
JP Morgan Chase
     Commercial Mortgage CMBS,
     Ser 2005-CB13, Cl A1 (I)
     3.635%, 01/12/43                             24              24
---------------------------------------------------------------------



---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
Lehman Brothers Commercial
     Conduit Mortgage Trust CMBS,
     Ser 1999-C1, Cl A2 (I)
     6.780%, 06/15/31                  $          69    $         70
Lehman Brothers-UBS
     Commercial Mortgage Trust CMBS,
     Ser 2001-C2, Cl A2 (I)
     6.653%, 11/15/27                             80              83
Lehman Brothers-UBS
     Commercial Mortgage Trust CMBS,
     Ser 2005-C7, Cl AM (F)
     5.263%, 11/15/40                          1,000             958
Luminent Mortgage Trust CMO,
     Ser 2006-6, Cl A1 (F) (I)
     2.799%, 10/25/46                             66              50
Merrill Lynch Mortgage Trust CMBS,
     Ser 2004-BPC1, Cl AJ (F)
     4.920%, 10/12/41                            100              88
Merrill Lynch/Countrywide
     Commercial Mortgage CMBS,
     Ser 2006-4, Cl A1 (F) (I)
     3.642%, 12/12/49                             64              62
MLCC Mortgage Investors CMO,
     Ser 2005-A, Cl A1 (F) (I)
     2.829%, 03/25/30                             19              15
Morgan Stanley Capital CMBS,
     Ser 2005-HQ7, Cl A1 (I)
     3.864%, 11/14/42                             23              22
Morgan Stanley Dean
     Witter Capital CMBS,
     Ser 2001-TOP5, Cl A4
     6.390%, 10/15/35                            784             809
Morgan Stanley Dean
     Witter Capital CMBS,
     Ser 2002-HQ, Cl A3 (I)
     6.510%, 04/15/34                             60              62
Nationslink Funding CMBS,
     Ser 1999-1, Cl A2 (I)
     6.316%, 01/20/31                             74              74
PNC Mortgage Acceptance CMBS,
     Ser 2001-C1, Cl A2 (I)
     6.360%, 03/12/34                            725             741
Protective Finance CMBS, 144A
     Ser 2007-PLA, Cl A1
     5.325%, 03/14/38                          1,258           1,238
Wachovia Bank Commercial
     Mortgage Trust CMBS,
     Ser 2005-C20, Cl A7 (F)
     5.118%, 07/15/42                          1,309           1,294
Wachovia Bank Commercial
     Mortgage Trust CMBS,
     Ser 2005-C20, Cl AMFX (F) (I)
     5.179%, 07/15/42                             80              79
_____________________________________________________________________

---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
WaMu Mortgage Pass-Through
     Certificates CMO,
     Ser 2006-AR10, Cl 1A1 (F) (I)
     5.940%, 09/25/36                  $          79    $         76
Wells Fargo Mortgage
     Backed Securities CMO,
     Ser 2004-Z, Cl 2A1 (F)
     4.573%, 12/25/34                             48              44
Wells Fargo Mortgage
     Backed Securities CMO,
     Ser 2005-AR10, Cl 2A2 (F)
     4.110%, 06/25/35                             48              44
Wells Fargo Mortgage
     Backed Securities CMO,
     Ser 2006-AR10, Cl 5A5 (F)
     5.596%, 07/25/36                            125             116
                                                        _____________

Total Mortgage Related (Cost $12,102)                         12,003
_____________________________________________________________________

Corporate Bonds - 14.8%
Alliance One International
     11.000%, 05/15/12                           246             250
American Airlines
     7.250%, 02/05/09                            150             148
Banco Mercantil del Norte, 144A (F)
     6.135%, 10/13/16                             60              59
Bank of New York Mellon
     4.950%, 11/01/12                            540             553
CBG Florida REIT, 144A (F)
     7.114%, 05/29/49                             60              34
Citigroup
     5.850%, 07/02/13                            550             558
Covidien International Finance, 144A
     6.000%, 10/15/17                            471             485
Deutsche Telekom
     International Finance BV
     8.000%, 06/15/10                            450             481
DP World Sukuk, 144A
     6.250%, 07/02/17                            560             537
Embarq
     7.082%, 06/01/16                            560             530
ERP Operating
     5.750%, 06/15/17                            580             528
Export-Import Bank Of Korea
     5.500%, 10/17/12                            555             569
FPL Group Capital
     5.625%, 09/01/11                            405             427
General Electric Capital MTN,
     5.720%, 08/22/11                            305             309
Ikon Office Solutions
     7.750%, 09/15/15                             26              25
Ikon Office Solutions, 144A (F)
     9.926%, 01/01/12                              4               4
iStar Financial
     5.650%, 09/15/11                            617             469
---------------------------------------------------------------------



---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

Corporate Bonds - continued
Marshall & Ilsley Bank
     5.150%, 02/22/12                  $         585    $        579
Manufacturer & Trader Trust Bank
     6.625%, 12/04/17                            225             216
National City Bank (F)
     3.370%, 06/07/17                            550             359
PNC Bank NA
     6.000%, 12/07/17                            565             544
SunTrust Bank
     7.250%, 03/15/18                            548             560
Telecom Italia Capital
     4.000%, 11/15/08                            465             461
Tengizchevroil Financial, 144A
     6.124%, 11/15/14                            550             525
Union Pacific
     3.875%, 02/15/09                            440             442
Valassis Communication
     8.250%, 03/01/15                             20              16
Weatherford International
     6.350%, 06/15/17                            875             905
WR Berkley
     5.600%, 05/15/15                             50              48
Xcel Energy
     5.613%, 04/01/17                            293             294
Xstrata Finance Canada, 144A
     5.500%, 11/16/11                             55              56
                                                        _____________

Total Corporate Bonds (Cost $11,220)                          10,971
_____________________________________________________________________

U.S. Treasury Obligations - 10.0%
U.S. Treasury Bill (B) (C)
     1.322%, 06/12/08                             70              70
U.S. Treasury Bond
     4.750%, 02/15/37                            110             118
U.S. Treasury Notes
     4.750%, 08/15/17                          1,670           1,848
     4.625%, 11/15/09                            100             105
     3.500%, 02/15/18                          3,505           3,525
     3.250%, 12/31/09                            888             912
     3.500%, 02/15/18                            501             508
     2.875%, 01/31/13                            359             366
                                                        _____________
Total U.S. Treasury Obligations
     (Cost $8,091)                                             7,452
_____________________________________________________________________

Asset-Backed Securities - 6.2%
Auto & Transportation - 1.5%
Harley-Davidson Motorcycle Trust
     Ser 2003-3, Cl B (I)
     2.280%, 05/15/11                              8               8
USAA Auto Owner Trust,
     Ser 2008-1, Cl A3
     4.160%, 04/16/12                          1,125           1,134
                                                        _____________

Total Auto & Transportation                                    1,142
---------------------------------------------------------------------

OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

Equipment - 0.1%
Aircraft Certificate Owner Trust, 144A,
     Ser 2003-1A, Cl D
     6.455%, 09/20/22                  $          55    $         58
                                                        _____________

Total Equipment                                                   58
_____________________________________________________________________

Home Equity Loans - 2.2%
CIT Group Home Equity Loan Trust,
     Ser 2002-1, Cl AF5 (F) (I)
     6.710%, 02/25/33                              5               5
Citigroup Mortgage Loan Trust,
     Ser 2006-WF2, Cl A2C (F) (I)
     5.852%, 05/25/36                             70              70
Countrywide Asset-Backed Certificates,
     Ser 2003-2, Cl M2 (F) (I)
     5.595%, 03/26/33                             17              15
Countrywide Asset-Backed Certificates,
     Ser 2003-5, Cl MF2 (F)
     5.959%, 11/25/33                             49              32
Countrywide Asset-Backed Certificates,
     Ser 2005-7, Cl AF6 (F)
     4.693%, 11/25/35                             38              35
Equivantage Home Equity Loan Trust,
     Ser 1996-3, Cl A3 (I)
     7.700%, 09/25/27                              9               8
Fannie Mae Whole Loan,
     Ser 2002-W11, Cl AF5
     4.978%, 11/25/32                             15              15
HFC Home Equity Loan
     Asset Backed Certificates,
     Ser 2006-2, Cl A1 (F) (I)
     2.968%, 03/20/36                             96              75
Indymac Home Equity Loan,
     Ser 2001-A, Cl AF6 (F) (I)
     6.537%, 11/25/30                              3               2
IXIS Real Estate Capital Trust,
     Ser 2006-HE2, Cl A1 (F) (I)
     2.659%, 08/25/36                              4               4
JP Morgan Mortgage Acquisition,
     Ser 2006-FRE2, Cl A3 (F) (I)
     2.779%, 02/25/36                            103              98
JP Morgan Mortgage Acquisition,
     Ser 2006-CW1, Cl A2 (F) (I)
     2.639%, 05/25/36                             11              11
Long Beach Mortgage Loan Trust,
     Ser 2006-WL3, Cl 2A2 (F) (I)
     2.749%, 01/25/36                             83              81
People's Financial Realty
     Mortgage Securities Trust,
     Ser 2006-1, Cl 1A1 (F) (I)
     2.669%, 09/25/36                             65              63
RAAC Series,
     Ser 2006-SP2, Cl A1 (F) (I)
     2.669%, 02/25/36                             19              19
Renaissance Home Equity Loan Trust,
     Ser 2007-3, Cl AF2 (F)
     7.000%, 09/25/37                            145             146
---------------------------------------------------------------------



---------------------------------------------------------------------
                                           Face
                                          Amount
Description                            (000)/Shares     Value (000)
---------------------------------------------------------------------

Home Equity Loans - continued
Renaissance Home Equity Loan Trust,
     Ser 2007-1, Cl AF2 (F)
     5.510%, 04/25/37                  $          65    $         65
Residential Asset Securities,
     Ser 2001-KS2, Cl AI5 (F) (I)
     7.014%, 06/25/31                             28              27
Residential Asset Securities,
     Ser 2001-KS3, Cl AI6 (F) (I)
     5.960%, 09/25/31                             28              28
Securitized Asset-Backed Receivables,
     Ser 2006-NC1, Cl A1 (F) (I)
     2.659%, 03/25/36                              6               6
Soundview Home Equity Loan Trust,
     Ser 2006-OPT3, Cl 2A2 (F) (I)
     2.709%, 06/25/36                             75              73
Structured Asset Investment Loan,
     Ser 2003-BC3, Cl M2 (F) (I)
     5.524%, 04/25/33                              2               1
Terwin Mortgage Trust,
     Ser 2005-14HE, Cl AF2 (F) (I)
     4.849%, 08/25/36                            157             153
Wells Fargo Home Equity Trust,
     Ser 2004-2, Cl AI3 (F)
     3.970%, 05/25/34                            566             544
                                                        _____________

Total Home Equity Loans                                        1,576
_____________________________________________________________________

Infrastructure - 1.3%
PP&L Transition Bond,
     Ser 1999-1, Cl A8 (I)
     7.150%, 06/25/09                            534             544
TXU Electric Delivery Transition Bond,
     Ser 2004-1, Cl A2
     4.810%, 11/17/14                            425             442
                                                        _____________

Total Infrastructure                                             986
_____________________________________________________________________

Other - 1.1%
Oil and Gas Royalty Trust, 144A,
     Ser 2005-1A, Cl A
     5.090%, 07/28/12                            308             312
Peco Energy Transition Trust,
     Ser 2001-A, Cl A1
     6.520%, 12/31/10                            490             524
                                                        _____________

Total Other                                                      836
                                                        _____________

Total Asset-Backed Securities (Cost $4,592)                    4,598
_____________________________________________________________________

Money Market Fund - 9.6%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A)       7,142,751           7,143
                                                        -------------

Total Money Market Fund (Cost $7,143)                          7,143
---------------------------------------------------------------------

Total Investments - 104.4% (Cost $76,970)                     77,574
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (4.4%)                    (3,290)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $     74,284
---------------------------------------------------------------------

The Fund had the following futures contracts open as of March 31, 2008:

                                                                    Unrealized
                           Number       Contract                   Appreciation
Contract                     of          Value      Expiration    (Depreciation)
Description               Contracts      (000)         Date           (000)
---------------------    ----------     --------    ----------    --------------
5 Year U.S. Treasury
     Note - Long             62         $ 7,083     June 2008         $ 28
2 Year U.S. Treasury
     Note - Long             32           6,869     June 2008            9
10 Year U.S. Treasury
     Note - Short           (70)         (8,327)    June 2008          (31)
U.S. Long
     Bond - Short            (8)           (950)    June 2008          (26)
                                                                      ----
                                                                      $(20)
--------------------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 158.




The accompanying notes are an integral part of the financial statements.

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
--------------------------------------------------------------------------------

MANAGEMENT OVERVIEW (UNAUDITED)

Sub-Advisor: Dwight Asset Management Company LLC


Performance Highlights

o The Old Mutual Dwight Short Term Fixed Income Fund's Class Z shares posted a 4.90% return for the one-year period ended March 31, 2008. The Fund trailed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained 8.99%.

o Over the course of the past year, as market participants favored the safety of U.S. Treasuries over all other fixed-income sectors, the Fund's overweight allocation to "spread sectors" detracted from the Fund's relative performance.

o Although asset-backed securities and commercial mortgage-backed securities provided positive absolute returns, the Fund's overweight allocation to these sectors detracted from performance relative to the Index.

o The Fund's allocation to residential mortgage-backed securities detracted from relative performance during the period.

Q.   How did the Fund perform relative to its benchmark?

A. The Old Mutual Dwight Short Term Fixed Income Fund's (the "Fund") Class Z shares posted a 4.90% return for the one-year period ended March 31, 2008. The Fund trailed its benchmark, the Merrill Lynch 1-3 Year U.S. Treasuries Index, which gained 8.99%. Performance for all share classes can be found on page 154.

Q.   What investment environment did the Fund face during the past year?

A. At the beginning of the fiscal year, market pundits anticipated moderate growth and more volatile market conditions than that of recent years past. While Dwight Asset Management Company LLC ("Dwight") was concerned about the possibility of a credit crunch due to the ongoing housing market correction and rising delinquency and foreclosure rates of subprime mortgages, it would have been difficult to anticipate the extent to which market conditions changed over the past year. The housing market correction coupled with loose mortgage underwriting standards caused delinquency and foreclosure rates of subprime mortgages to rise. This, in turn, caused investors to reassess market risk and adversely affected market liquidity pushing credit spreads to their widest levels in years. Banks were forced to make significant write downs in the value of their assets, financing for leveraged buyout deals quickly dried up and several hedge funds grappled with liquidity issues. By the middle of August the market was in the midst of a credit crunch unlike any seen in some time.

     In an effort to help stabilize financial markets, ease liquidity concerns and help prevent the credit crunch from throwing the economy into a recession, the Federal Reserve Board ("Fed") began making changes to monetary policy on August 17, 2007. Since that time the Fed has cut the Fed Funds rate by 3.00% and the discount rate by 3.75%. The Fed has also initiated a series of programs designed to inject additional liquidity into the financial system. Recently when liquidity concerns put the solvency of Bear Stearns in jeopardy, the Fed helped orchestrate a buyout by JPMorgan Chase.

     Falling home prices and rising food and energy prices significantly slowed consumer spending during the year. The labor market, which had been the linchpin of the economy in recent years, began to falter in the latter half of 2007. The unemployment rate rose from its 2007 low of 4.4% to 5%, and in the first quarter of 2008 a net loss of jobs was reported for the first time since the second quarter of 2003. At period end, economic reports were indicating that growth had slowed to the point that the U.S. economy was in a recession.

Q.   Which market factors influenced the Fund's relative performance?

A. The broad reassessment of financial market risk over the past year prompted investors to demand higher yields for owning riskier assets. As a result, the risk premium at which non-Treasury securities traded relative to U.S. Treasuries increased significantly. At the beginning of 2007 the spread over Treasuries at which corporate bonds, asset-backed securities, residential and commercial mortgage-backed securities traded was near historical lows. By early March of 2008 credit spreads were at or near their widest levels of the past decade.

     While credit spreads were widening, Treasury yields were falling. Nervous investors sold stocks and bonds and flocked to the safety of U.S. Treasuries pushing Treasury yields down to their lowest levels since the summer of 2003. At one point during the first quarter of 2008, the yield of the three-month U.S. Treasury fell to its lowest level in five decades. Overall, a flight to quality boosted the performance of U.S. Treasuries relative to the other fixed-income sectors.

Q.   How did portfolio composition affect Fund performance?

A. Dwight believes that, over time, building a higher yielding portfolio will contribute to providing excess returns over the Index. To pursue this goal, the Fund typically overweights sectors known as "spread sectors" (corporate bonds, asset-backed securities, residential and commercial mortgage-backed securities) relative to the


Dwight Short Term Fixed Income Fund

     Index. Over time this strategy has helped the Fund's performance. Over the course of the past year, however, as market participants favored the safety of U.S. Treasuries over all other fixed-income sectors, the Fund's overweight allocation to "spread sectors" detracted from the Fund's relative performance.

     The performance of both asset-backed securities and commercial mortgage-backed securities was impacted by investor credit concerns and a general lack of market liquidity. While the Fund's high quality bias in these sectors helped insulate investors from the more significant spread widening of lower rated securities, even the AAA-rated bonds that the Fund owned underperformed comparable-duration U.S. Treasuries during the period. Although these sectors provided positive absolute returns, the Fund's overweight allocation to these sectors detracted from performance relative to the Index.

     Corporate bonds also underperformed duration-matched Treasuries over the past year. Weakness in this sector was driven by subprime mortgage related write downs at large banks, continued weakness in the housing market, significant new issuance of corporate bonds, and a softening economy. The finance sector was among the sectors that felt the most impact as banks and brokers experienced asset quality issues and several mortgage originators discontinued operations. Homebuilders' bonds also suffered as the housing correction continued.

     Residential mortgage-backed securities ("RMBS"), backed by the credit of U.S. Government agencies Fannie Mae and Freddie Mac, were not immune to credit concerns. General risk aversion during the period, a glut of new issuance and waning foreign demand caused RMBS spreads to widen. During the first quarter of 2008, agency mortgage-backed security spreads reached their widest levels since the 1980s. As a result the allocation to this sector detracted from relative performance during the period.

Q.   What is the investment outlook for the fixed-income market?

A. Dwight notes that economic releases as of the end of the fiscal year indicate that the U. S. economy is in a recession. These softer economic conditions are likely to continue, in the sub-advisor's view, until it is evident that the housing market is at or near a bottom and financial market liquidity begins to improve. Additionally, the labor market, which has propped up the economy over the past several years, is weakening. Dwight notes that the softening labor market is almost certain to impact income growth in the months ahead and that this does not bode well for consumer spending at a time when higher food and energy prices are already putting a crimp in the average household budget.

     The Fed has been taking aggressive action to limit the depth and length of the current economic slowdown, lowering key interest rates and injecting liquidity into the system. Dwight believes the Fed will further reduce the Fed Funds rate in the coming months in an effort to revive economic growth and loosen tight credit conditions. Thus far the changes in monetary policy appear to be offset by weak demand and tight credit, but the U.S. Government's recently passed fiscal stimulus package that will distribute in excess of $150 billion in tax rebates should help boost the third quarter's growth rate in Dwight's view. The key question will be whether or not the higher level of growth can be maintained into the fourth quarter and beyond once the effect of the fiscal stimulus has passed.

     Credit spreads (the yield premium at which the non-Treasury sectors of the fixed-income market trade relative to Treasuries) are still near multi-year highs. Dwight believes that in many situations worst case scenarios are already reflected in current bond prices and that high quality structured securities with strong credit protection offer good relative value at their current levels. Dwight looks for opportunities to add to its positions where bonds are less expensive than what appears to be justified by fundamentals. Although the timing remains uncertain, Dwight believes that as market conditions normalize there will be opportunities to provide excess returns in fixed-income portfolios as credit spreads of non-Treasury sectors return to more normal levels.



Top Ten Holdings
as of March 31, 2008
-----------------------------------------
FNMA TBA
5.500%, 04/15/34                  8.3%
-----------------------------------------
U.S. Treasury Note
4.750%, 01/31/12                  4.5%
-----------------------------------------
U.S. Treasury Note
4.625%, 02/29/12                  4.4%
-----------------------------------------
U.S. Treasury Note
4.750%, 02/15/10                  4.1%
-----------------------------------------
FHLMC TBA
6.000%, 04/01/34                  3.9%
-----------------------------------------
U.S. Treasury Note
3.375%, 11/30/12                  3.4%
-----------------------------------------
JP Morgan Chase Commercial
Mortgage Securities, CMBS,
Ser 2005-LDP5, Cl A1
5.035%, 12/15/44                  3.1%
-----------------------------------------
SBC Communications Capital,
MTN, Ser E, 7.000%, 10/01/12      2.8%
-----------------------------------------
General Electric Capital MTN,
Ser A, 4.125%, 09/01/09           2.8%
-----------------------------------------
Lehman Brothers-UBS
Commercial Mortgage Trust,
CMBS, Ser 2004-C1,
Cl A1 2.964%, 01/15/29            2.7%
-----------------------------------------
As a % of Total
Fund Investments                 40.0%
-----------------------------------------


Dwight Short Term Fixed Income Fund

--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO SUMMARY (UNAUDITED)


Average Annual Total Returns as of March 31, 2008
------------------------------------------------------------------------------------------------------------------------------------
                                                                               Annualized      Annualized      Annualized
                                                 Inception      One Year        3 Year          5 Year          Inception
                                                   Date          Return         Return          Return           to Date
------------------------------------------------------------------------------------------------------------------------------------
Class Z                                          08/31/99         4.90%          4.26%           3.43%            4.44%
Class A with load                                07/31/03        (0.14)%         2.37%            n/a             2.11%
Class A without load                             07/31/03         4.80%          4.05%            n/a             3.19%
Class C with load                                07/31/03         3.21%          3.47%            n/a             2.66%
Class C without load                             07/31/03         4.21%          3.47%            n/a             2.66%
Institutional Class                              12/20/06 (1)     5.07%           n/a             n/a             5.17%
Merrill Lynch 1-3 Year U.S. Treasuries Index     08/31/99         8.99%          5.41%           3.61%            4.87%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1-3.

(1) The inception date of this share class represents the date initial seed capital was invested by Old Mutual Capital, Inc. The effective date this share class was available for sale to shareholders was December 21, 2006.

On October 1, 2004, the Fund's Shareholders approved a change in the Fund's investment goal and the Fund's investment strategy was changed accordingly. The performance information prior to October 1, 2004 shown is the performance of the Fund's previous strategy, which was to seek to provide investors with a level of current income higher than that of money market funds, while attempting to preserve principal and maintain a stable NAV per share. The Fund's performance prior to October 1, 2004 may not be indicative of how it will perform in the future.

Class A shares have a current maximum up-front sales charge of 3.00% and Class C shares may be subject to a contingent deferred sales charge of 1.00% if redeemed within the first twelve months of purchase. Please read the prospectus carefully for more information on sales charges. The total annual operating expenses and net annual operating expenses you may pay as an investor in the Fund's Class Z, Class A, Class C and Institutional Class shares (as reported in the June 4, 2007 prospectus) are 0.91% and 0.70%; 8.65% and 0.95%; 9.27% and 1.45%; and 0.54% and
0.54%, respectively. Expenses for Institutional Class shares are based on estimated amounts.

Value of a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

                Old Mutual
                Dwight Short
                Term Fixed      Merrill Lynch
                Income Fund     1-3 Year U.S.
                Class Z         Treasuries Index
  8/31/99         10,000           10,000
     3/00         10,386           10,252
     3/01         11,098           11,237
     3/02         11,754           11,843
     3/03         12,268           12,598
     3/04         12,683           12,889
     3/05         12,813           12,844
     3/06         13,164           13,142
     3/07         13,840           13,802
     3/08         14,519           15,042


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on the inception date of August 31, 1999 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other share classes will vary due to differences in charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Sector Weightings as of March 31, 2008 - % of Total Fund Investments
--------------------------------------------------------------------------------
[PIE GRAPH WAS REPRESENTED IN THE PRINTED MATERIAL]

Mortgage Related              46.2
U.S. Treasury Obligations     19.4
U.S. Government Obligations   13.7
Assets-Backed Securities       9.6
Cash Equivalents               5.6
Corporate Bonds                5.5

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

Mortgage Related - 52.4%
Bear Stearns Commercial Mortgage,
     CMBS, Ser 2000-WF2, Cl B (F)
     7.460%, 10/15/32                  $       1,500    $      1,566
Bear Stearns Commercial Mortgage,
     CMBS, Ser 2001-TOP4, Cl A1
     5.060%, 11/15/16                          1,641           1,637
Bear Stearns Commercial Mortgage,
     CMBS, Ser 2004-PWR3, Cl A1
     3.236%, 02/11/41                          1,003             993
Chase Commercial Mortgage,
     CMBS, Ser 1999-2, Cl B (F)
     7.343%, 01/15/32                          1,750           1,807
Citigroup Commercial Mortgage Trust
     CMBS, Ser 2005-EMG, Cl A2,
     144A, 4.221%, 09/20/51                    3,000           2,960
Citigroup Commercial Mortgage Trust,
     CMBS, Ser 2004-C2, Cl A1
     3.787%, 10/15/41                            979             971
Commercial Mortgage Acceptance,
     CMBS, Ser 1998-C1, Cl C (I)
     6.760%, 07/15/31                          3,200           3,195
Commercial Mortgage Acceptance,
     CMBS, Ser 1998-C2, Cl C (F) (I)
     6.528%, 09/15/30                          2,300           2,303
Commercial Mortgage Pass-Through,
     CMBS, Ser 2004-LB2A, Cl A1 (I)
     2.964%, 03/10/39                            248             246
Countrywide Alternative Loan Trust,
     CMO, Ser 2006-J4, Cl 1A3 (I)
     6.250%, 07/25/36                          4,255           4,104
Countrywide Home Loan Mortgage
     Pass-Through Trust,
     CMO, Ser 2004-13, Cl 2A17 (I)
     5.750%, 08/25/34                          2,839           2,829
CS First Boston Mortgage Securities,
     CMBS, Ser 1997-C2, Cl D
     7.270%, 01/17/35                          1,231           1,234
CS First Boston Mortgage Securities,
     CMBS, Ser 1998-C1, Cl A1B
     6.480%, 05/17/40                            432             432
CS First Boston Mortgage Securities,
     CMBS, Ser 1999-C1, Cl A2
     7.290%, 09/15/41                          1,718           1,757
First Union Commercial Mortgage
     Trust, CMBS, Ser 1999-C1, Cl A2 (I)
     6.070%, 10/15/35                          3,116           3,117
GMAC Commercial Mortgage
     Securities, CMBS, Ser 2003-C3, (I)
     Cl A1 3.400%, 04/10/40                      834             828
GSR Mortgage Loan Trust,
     CMO, Ser 2004-12, Cl 3A3 (F) (I)
     4.394%, 12/25/34                            922             916
---------------------------------------------------------------------



---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
GSR Mortgage Loan Trust,
     CMO, Ser 2005-AR3, Cl 3A2 (F) (I)
     5.029%, 05/25/35                  $       2,220    $      2,074
Heller Financial Commercial
     Mortgage Asset, CMBS,
     Ser 1999-PH1, Cl A2 (F) (I)
     6.847%, 05/15/31                          2,444           2,459
JP Morgan Chase Commercial
     Mortgage, CMBS, Ser 2005-LDP5,
     Cl A1 5.035%, 12/15/44                    5,694           5,678
JP Morgan Chase Commercial
     Mortgage, CMBS, Ser 2006-CB14,
     Cl A1 3.845%, 12/12/44                    1,586           1,556
Lehman Brothers UBS Commercial
     Mortgage Trust,
     CMBS, Ser 2003-C3, Cl A2
     3.086%, 05/15/27                            583             581
Lehman Brothers UBS Commercial
     Mortgage Trust,
     CMBS, Ser 2003-C5, Cl A2 (I)
     3.478%, 07/15/27                          2,121           2,110
Lehman Brothers UBS Commercial
     Mortgage Trust,
     CMBS, Ser 2004-C1, Cl A1 (I)
     2.964%, 01/15/29                          5,016           4,964
Lehman Brothers Floating Rate
     Commercial Mortgage Trust
     CMBS, Ser 2006-LLFA, Cl A1,
     144A (F) (I)
     4.316%, 09/15/21                          3,493           3,283
Merrill Lynch Mortgage Trust,
     CMBS, Ser 2002-MW1, Cl A2 (I)
     4.929%, 07/12/34                          1,981           1,978
Merrill Lynch/Countrywide
     Commercial Mortgage Trust,
     CMBS, Ser 2007-9, Cl A1
     4.277%, 09/12/49                          2,888           2,795
MLCC Mortgage Investors,
     CMO, Ser 2004-1, Cl 1A (F) (I)
     7.005%, 12/25/34                          1,539           1,537
Morgan Stanley Capital I,
     CMBS, Ser 2003-IQ5, Cl A3
     4.710%, 04/15/38                          1,171           1,165
Morgan Stanley Capital I,
     CMBS, Ser 2005-T19, Cl A1
     4.478%, 06/12/47                          1,469           1,456
Mortgage Capital Funding,
     CMBS, Ser 1998-MC2, Cl A2
     6.423%, 06/18/30                            186             185
Protective Finance
     CMBS, Ser 200+A677-PLA, Cl A1,
     144A, 5.325%, 03/14/38                    1,414           1,391
---------------------------------------------------------------------

OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND - concluded
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
AS OF MARCH 31, 2008


---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

Mortgage Related - continued
Prudential Commercial Mortgage
     Trust, CMBS, Ser 2003-PWR1, Cl A1
     3.669%, 02/11/36                  $         843    $        819
Prudential Mortgage Capital Funding,
     CMBS, Ser 2001-ROCK, Cl A1 (I)
     6.232%, 05/10/34                            913             913
Prudential Securities Secured
     Financing, CMBS, Ser 1998-C1,
     Cl C 6.742%, 05/15/10                     2,099           2,098
Residential Funding Mortgage
     Securities I, CMO, Ser 2004-S6,
     Cl 1A4 5.500%, 06/25/34                   3,470           3,452
Sequoia Mortgage Trust, CMO,
     Ser 2004-12, Cl A1 (F) (I)
     2.806%, 01/20/35                          1,180           1,085
Sequoia Mortgage Trust, CMO,
     Ser 2004-9, Cl A2 (F) (I)
     5.780%, 10/20/34                          1,476           1,383
Structured Asset Securities,
     CMO, Ser 2002-21A, Cl 4A1 (F)
     5.150%, 11/25/32                          2,579           2,479
Structured Asset Securities,
     CMO, Ser 2004-21XS, Cl 2A2 (F) (I)
     3.590%, 12/25/34                          2,035           2,030
Wachovia Bank Commercial Mortgage,
     CMBS, Ser 2004-C10, Cl A1
     3.065%, 02/15/41                          1,964           1,943
Wells Fargo Mortgage Backed
     Securities, CMO, Ser 2002-18,
     Cl 2A4 (I)
     6.000%, 12/25/32                          1,166           1,156
Wells Fargo Mortgage Backed
     Securities Trust, CMO,
     Ser 2005-AR3, Cl 2A1 (F) (I)
     4.204%, 03/25/35                          3,770           3,478
                                                        _____________

Total Mortgage Related (Cost $85,939)                         84,943
_____________________________________________________________________

U.S. Treasury Obligations - 22.0%
U.S. Treasury Note
     4.750%, 02/15/10                          7,146           7,559
     4.750%, 01/31/12                          7,500           8,217
     4.625%, 02/29/12                          7,500           8,181
     4.125%, 08/31/12                          2,200           2,360
     3.375%, 11/30/12                          6,000           6,251
     3.125%, 11/30/09                          3,000           3,073
                                                        _____________

Total U.S. Treasury Obligations (Cost $33,506)                35,641
_____________________________________________________________________



---------------------------------------------------------------------
                                           Face
                                          Amount
Description                                (000)        Value (000)
---------------------------------------------------------------------

U.S. Government Mortgage-Backed Obligations - 15.6%
FHLMC TBA 6.000%, 04/01/34             $       7,000    $      7,177
FNMA 5.500%, 08/01/17                          2,691           2,761
FNMA TBA 5.500%, 04/15/34                     15,000          15,309
                                                        _____________

Total U.S. Government Mortgage-Backed
     Obligations (Cost $25,093)                               25,247
_____________________________________________________________________

Asset-Backed Securities - 10.9%
Auto & Transportation - 1.3%
Daimler Chrysler Master Owner Trust,
     Ser 2005-A, Cl A (F) (I)
     2.868%, 04/15/10                          2,100           2,095
                                                        _____________

Total Auto & Transportation                                    2,095
_____________________________________________________________________

Credit Card - 1.0%
Capital One Multi-Asset Execution
     Trust, Ser 2006-A7, Cl A7 (F)
     4.266%, 03/17/14                          1,772           1,718
                                                        _____________

Total Credit Card                                              1,718
_____________________________________________________________________

Home Equity Loans - 3.2%
Fannie Mae Whole Loan,
     Ser 2001-W4, Cl AF5 (F) (I)
     6.114%, 02/25/32                            168             151
GSAA Home Equity Trust,
     Ser 2005-12, Cl AV1 (F) (I)
     3.506%, 09/25/35                            459             453
HFC Home Equity Loan Certificates,
     Ser 2006-3, Cl A3F (F)
     5.630%, 03/20/36                          4,305           3,513
Wells Fargo Home Equity Trust,
     Ser 2004-2, Cl AI3 (F)
     3.970%, 05/25/34                          1,150           1,107
                                                        _____________

Total Home Equity Loans                                        5,224
_____________________________________________________________________

Other - 5.4%
Entergy Gulf States Reconstruction
     Funding, Ser 2007-A, Cl A1
     5.510%, 10/01/13                          4,300           4,482
First Horizon Trust,
     Ser 2004-HE3, Cl A (F) (I)
     3.425%, 10/25/34                          1,780           1,218
Oil and Gas Royalty Trust,
     Ser 2005-1A, Cl A, 144A
     5.090%, 07/28/12                          2,970           3,000
                                                        -------------

Total Other                                                    8,700
                                                        -------------

Total Asset-Backed Securities (Cost $18,882)                  17,737
---------------------------------------------------------------------

---------------------------------------------------------------------
                                          Face Amount
                                         (000)/Shares    Value (000)
---------------------------------------------------------------------

Corporate Bond - 6.2%
General Electric Capital, MTN,
     Ser A 4.125%, 09/01/09               $     5,000   $      5,065
SBC Communications Capital, MTN,
     Ser E 7.000%, 10/01/12                     5,000          5,082
                                                        -------------

Total Corporate Bond (Cost $10,175)                           10,147
---------------------------------------------------------------------

Money Market Fund - 6.4%
Dreyfus Cash Management Fund,
     Institutional Class, 3.324% (A),      10,364,694         10,365
                                                        -------------

Total Money Market Fund (Cost $10,365)                        10,365
---------------------------------------------------------------------

Total Investments - 113.5% (Cost $183,960)                   184,080
---------------------------------------------------------------------

Other Assets and Liabilities, Net - (13.5)%                  (21,838)
---------------------------------------------------------------------

Total Net Assets - 100.0%                               $    162,242
---------------------------------------------------------------------

For descriptions of abbreviations and footnotes, please refer to page 158.


The accompanying notes are an integral part of the financial statements.

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


* Non-income producing security.

144A - Security exempt from registration under Rule 144A of the securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2008, the value of these securities amounted to $462 (000), representing 1.0% of the net assets of the Old Mutual Barrow Hanley Core Bond Fund, $1,041 (000), representing 12.1% of the net assets of the Old Mutual Dwight High Yield Fund, $3,308 (000), representing 4.5% of the net assets of the Dwight Intermediate Fixed Income Fund and $10,634 (000), representing 6.6% of the net assets of the Dwight Short Term Fixed Income Fund.

(A) - The rate reported represents the 7-day effective yield as of March 31, 2008.
(B) - All or a portion of this security has been pledged as collateral for open futures contracts.
(C) - The rate reported on the Schedule of Investments represents the security's yield at time of purchase.
(D) - All or a portion of this security has been pledged as collateral for securities sold short.
(E) - All or a portion of the security has been pledged as collateral for written option contracts.
(F) - Floating Rate Security - The rate reported represents the security's rate as of March 31, 2008.
(G) - Discount Note - the rate reported on the Schedule of Investments represents the effective yield at the time of purchase.
(H) - Tri-party repurchase agreement.
(I) - All or a portion of this security has been pledged as collateral for TBAs.
(J) - Interest Only.

ADR  - American Depositary Receipt
Cl   - Class
CMBS - Commercial Mortgage-Backed Security
CMO  - Collateralized Mortgage Obligation
FGLMC - Federal Home Loan Mortgage Gold
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
HMO  - Health Maintenance Organization
ISP  - Internet Service Provider
MTN  - Medium Term Note
R&D  - Research and Development
REITs - Real Estate Investment Trusts
REMICS - Real Estate Mortgage Investment Conduit
S&L  - Savings and Loan
Ser  - Series
SPDR - Standard & Poor's Depositary Receipt
TBA  - Security traded under delayed delivery  commitments  settling after March
       31, 2008. Income on this security will not be earned until the settlement date.

Amounts designated as "-" are either $0 or have been rounded to $0. Cost figures are shown with "000's" omitted.

                     This page is intentionally left blank.

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares)
AS OF MARCH 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Old Mutual
                                                                                              Old Mutual            Analytic U.S.
                                                                                         Advantage Growth Fund     Long/Short Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                           $  74,813              $  135,964
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                          $  78,514              $  134,423
     Cash                                                                                            19                      20
     Cash Deposits for Short Sales                                                                    -                     414
     Receivable for Capital Shares Sold                                                               -                     242
     Receivable for Investment Securities Sold                                                      711                       -
     Receivable for Dividends and Interest                                                           72                      93
     Receivable from Investment Advisor                                                              23                     152
     Variation Margin on Futures Contracts                                                            -                      23
     Other Receivable                                                                                70                       -
     Prepaid Expenses                                                                                 -                      26
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                           79,409                 135,393
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Securities Sold Short, at Value (proceeds received of $-, $24,866, $-, $-, $-, $-)               -                  21,345
     Payable for Management Fees                                                                     57                     147
     Payable for Capital Shares Redeemed                                                              -                     123
     Written Options, at Value (proceeds received of $-, $-, $-, $2,168, $-, $-)                      -                       -
     Payable for Investment Securities Purchased                                                    493                      54
     Payable to Custodian                                                                             -                       -
     Payable for Trustee Fees                                                                         4                      20
     Accrued Dividend Expense on Securities Sold Short                                                -                      18
     Payable for Website Fees                                                                         1                       2
     Payable for Distribution & Service Fees                                                          -                       2
     Accrued Expenses                                                                                73                     315
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                         628                  22,026
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                    $  78,781              $  113,367
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                         $  73,037              $  132,628
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                            -                      23
     Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts,
          Written Options, Foreign Currency Transactions and Securities Sold Short                2,043                 (21,396)
     Net Unrealized Appreciation (Depreciation) on Investments, Futures Contracts,
          Written Options, Foreign Currency Transactions and Securities Sold Short                3,701                   2,112
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                    $  78,781              $  113,367
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                                N/A              $   46,374
Net Assets - Class A                                                                                N/A                  14,468
Net Assets - Class C                                                                                N/A                   8,203
Net Assets - Institutional Class                                                              $  78,781                  44,322
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                                 N/A               3,537,048
Outstanding Shares of Beneficial Interest - Class A                                                 N/A               1,111,262
Outstanding Shares of Beneficial Interest - Class C                                                 N/A                 641,396
Outstanding Shares of Beneficial Interest - Institutional Class                               9,091,101               3,384,781
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                 N/A              $    13.11
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                           N/A              $    13.02
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                                        N/A              $    13.81
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                           N/A              $    12.79
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*               $    8.67              $    13.09
------------------------------------------------------------------------------------------------------------------------------------

+   Par Value of $0.001, unlimited authorization.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
**  Maximum Offering Price Per Share is equal to Net Asset Value/94.25%.
N/A - Not Applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Old Mutual
                                                                                              Old Mutual          Columbus Circle
                                                                                             Barrow Hanley        Technology and
                                                                                              Value Fund        Communications Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                         $   143,973             $   134,552
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                        $   143,171             $   155,002
     Cash                                                                                             -                       -
     Cash Deposits for Short Sales                                                                    -                       -
     Receivable for Capital Shares Sold                                                             345                      37
     Receivable for Investment Securities Sold                                                        -                  10,544
     Receivable for Dividends and Interest                                                          229                      60
     Receivable from Investment Advisor                                                              65                     117
     Variation Margin on Futures Contracts                                                            -                       -
     Other Receivable                                                                                 -                       -
     Prepaid Expenses                                                                                20                      25
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                          143,830                 165,785
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Securities Sold Short, at Value (proceeds received of $-, $24,866, $-, $-, $-, $-)               -                       -
     Payable for Management Fees                                                                    117                     174
     Payable for Capital Shares Redeemed                                                            109                      88
     Written Options, at Value (proceeds received of $-, $-, $-, $2,168, $-, $-)                      -                   2,144
     Payable for Investment Securities Purchased                                                      -                   6,441
     Payable to Custodian                                                                             -                       -
     Payable for Trustee Fees                                                                         4                       6
     Accrued Dividend Expense on Securities Sold Short                                                -                       -
     Payable for Website Fees                                                                         2                       3
     Payable for Distribution & Service Fees                                                          1                       -
     Accrued Expenses                                                                               160                     573
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                         393                   9,429
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $   143,437             $   156,356
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                       $   144,705             $ 2,504,341
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                            -                       -
     Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts,
          Written Options, Foreign Currency Transactions and Securities Sold Short                 (466)             (2,368,459)
     Net Unrealized Appreciation (Depreciation) on Investments, Futures Contracts,
          Written Options, Foreign Currency Transactions and Securities Sold Short                 (802)                 20,474
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $   143,437             $   156,356
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                        $    86,801             $   152,823
Net Assets - Class A                                                                              2,379                   1,670
Net Assets - Class C                                                                              2,567                   1,863
Net Assets - Institutional Class                                                                 51,690                       -
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                          13,047,550              10,768,579
Outstanding Shares of Beneficial Interest - Class A                                             358,166                 119,139
Outstanding Shares of Beneficial Interest - Class C                                             395,258                 137,283
Outstanding Shares of Beneficial Interest - Institutional Class                               7,792,470                      23
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                         $      6.65             $     14.19
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                   $      6.64             $     14.02
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                                $      7.05             $     14.88
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                   $      6.49             $     13.57
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*             $      6.63             $     14.22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Old Mutual               Old Mutual
                                                                                       Developing Growth Fund   Discover Value Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                        $  143,623               $   35,227
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                       $  142,854               $   34,155
     Cash                                                                                           -                        -
     Cash Deposits for Short Sales                                                                  -                        -
     Receivable for Capital Shares Sold                                                            21                        -
     Receivable for Investment Securities Sold                                                  3,349                       78
     Receivable for Dividends and Interest                                                        510                       17
     Receivable from Investment Advisor                                                            60                       13
     Variation Margin on Futures Contracts                                                          -                        -
     Other Receivable                                                                               -                        -
     Prepaid Expenses                                                                              23                        -
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                        146,817                   34,263
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Securities Sold Short, at Value (proceeds received of $-, $24,866, $-, $-, $-, $-)             -                        -
     Payable for Management Fees                                                                  106                       39
     Payable for Capital Shares Redeemed                                                           41                        -
     Written Options, at Value (proceeds received of $-, $-, $-, $2,168, $-, $-)                    -                        -
     Payable for Investment Securities Purchased                                                2,940                       83
     Payable to Custodian                                                                           -                      365
     Payable for Trustee Fees                                                                      17                        1
     Accrued Dividend Expense on Securities Sold Short                                              -                        -
     Payable for Website Fees                                                                       3                        -
     Payable for Distribution & Service Fees                                                        -                        -
     Accrued Expenses                                                                             371                       21
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                     3,478                      509
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                 $  143,339               $   33,754
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                      $  379,488               $   36,107
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                          -                        -
     Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts,
          Written Options, Foreign Currency Transactions and Securities Sold Short           (235,380)                  (1,281)
     Net Unrealized Appreciation (Depreciation) on Investments, Futures Contracts,
          Written Options, Foreign Currency Transactions and Securities Sold Short               (769)                  (1,072)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                 $  143,339               $   33,754
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                       $  127,070                      N/A
Net Assets - Class A                                                                               10                      N/A
Net Assets - Class C                                                                               59                      N/A
Net Assets - Institutional Class                                                               16,200               $   33,754
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                         8,830,785                      N/A
Outstanding Shares of Beneficial Interest - Class A                                               689                      N/A
Outstanding Shares of Beneficial Interest - Class C                                             4,334                      N/A
Outstanding Shares of Beneficial Interest - Institutional Class                             1,122,836                3,584,468
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                        $    14.39                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                  $    14.22                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                               $    15.09                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                  $    13.73                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*            $    14.43               $     9.42
------------------------------------------------------------------------------------------------------------------------------------

AS OF MARCH 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Old Mutual          Old Mutual
                                                                                              Focused Fund        Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                            $  45,020         $   411,758
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                           $  43,396         $   477,400
     Receivable for Capital Shares Sold                                                                1                  85
     Receivable for Investment Securities Sold                                                     1,129               3,222
     Receivable for Dividends and Interest                                                            80                 350
     Receivable from Investment Advisor                                                               27                 120
     Prepaid Expenses                                                                                  9                  38
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                            44,642             481,215
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Management Fees                                                                      37                 328
     Payable for Capital Shares Redeemed                                                              23                 366
     Payable for Investment Securities Purchased                                                   1,509               2,167
     Payable to Custodian                                                                              -                   -
     Payable for Trustee Fees                                                                          2                  14
     Payable for Website Fees                                                                          1                  10
     Payable for Distribution & Service Fees                                                           -                   -
     Accrued Expenses                                                                                 45               1,057
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                        1,617               3,942
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                     $  43,025         $   477,273
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                          $  44,804         $ 1,567,341
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                                    200                  (1)
     Accumulated Net Realized Gain (Loss) on Investments                                            (355)         (1,155,709)
     Net Unrealized Appreciation (Depreciation) on Investments                                    (1,624)             65,642
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                     $  43,025         $   477,273
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                           $  17,780         $   474,654
Net Assets - Class A                                                                               1,690                 240
Net Assets - Class C                                                                                 458               2,379
Net Assets - Institutional Class                                                                  23,097                   -
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                                  814          19,064,290
Outstanding Shares of Beneficial Interest - Class A                                                   78               9,756
Outstanding Shares of Beneficial Interest - Class C                                                   22              99,998
Outstanding Shares of Beneficial Interest - Institutional Class                                    1,059                  13
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                            $   21.84         $     24.90
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                      $   21.68         $     24.62
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                                   $   23.00         $     26.12
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering and Price Per Share - Class C++*                                  $   21.05         $     23.79
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*                $   21.81         $     24.79
------------------------------------------------------------------------------------------------------------------------------------

+   Par Value of $0.001, unlimited authorization.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
**  Maximum Offering Price Per Share is equal to Net Asset Value/94.25%.

Amounts designated as "-" are either $0 or have been rounded to $0.



The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Old Mutual                    Old Mutual
                                                                                    Heitman REIT Fund              Large Cap Fund
----------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                    $   87,087                   $   63,935
----------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                   $  103,925                   $   62,191
     Receivable for Capital Shares Sold                                                        38                           13
     Receivable for Investment Securities Sold                                                  -                        1,541
     Receivable for Dividends and Interest                                                    439                          100
     Receivable from Investment Advisor                                                         9                           28
     Prepaid Expenses                                                                          25                           32
----------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                    104,436                       63,905
----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Management Fees                                                              101                           56
     Payable for Capital Shares Redeemed                                                      182                          125
     Payable for Investment Securities Purchased                                              109                        2,159
     Payable to Custodian                                                                       -                            -
     Payable for Trustee Fees                                                                   9                            2
     Payable for Website Fees                                                                   2                            2
     Payable for Distribution & Service Fees                                                    1                            -
     Accrued Expenses                                                                         139                          107
----------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                   543                        2,451
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                             $  103,893                   $   61,454
----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                  $   90,716                   $  137,586
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                          (2,133)                         364
     Accumulated Net Realized Gain (Loss) on Investments                                   (1,528)                     (74,752)
     Net Unrealized Appreciation (Depreciation) on Investments                             16,838                       (1,744)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                             $  103,893                   $   61,454
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                   $   68,843                   $   60,675
Net Assets - Class A                                                                       10,438                          700
Net Assets - Class C                                                                          294                           79
Net Assets - Institutional Class                                                           24,318                            -
----------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                     7,548,656                    4,081,043
Outstanding Shares of Beneficial Interest - Class A                                     1,149,497                       47,349
Outstanding Shares of Beneficial Interest - Class C                                        32,287                        5,390
Outstanding Shares of Beneficial Interest - Institutional Class                         2,683,379                           19
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                    $     9.12                   $    14.87
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                              $     9.08                   $    14.79
----------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                           $     9.63                   $    15.69
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering and Price Per Share - Class C++*                          $     9.11                   $    14.54
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*        $     9.06                   $    14.87
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Old Mutual
                                                                                       Old Mutual                Large Cap Growth
                                                                                  Large Cap Growth Fund          Concentrated Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                   $   66,542                    $   91,507
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                  $   73,654                    $   99,746
     Receivable for Capital Shares Sold                                                       20                            34
     Receivable for Investment Securities Sold                                               762                           317
     Receivable for Dividends and Interest                                                    60                           110
     Receivable from Investment Advisor                                                       37                            59
     Prepaid Expenses                                                                         16                            20
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                    74,549                       100,286
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Management Fees                                                              53                            75
     Payable for Capital Shares Redeemed                                                      63                            60
     Payable for Investment Securities Purchased                                           1,174                           724
     Payable to Custodian                                                                      -                             -
     Payable for Trustee Fees                                                                  3                             5
     Payable for Website Fees                                                                  2                             2
     Payable for Distribution & Service Fees                                                   -                             -
     Accrued Expenses                                                                        162                           219
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                1,457                         1,085
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $   73,092                    $   99,201
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                 $  195,279                    $  379,600
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                              -                             -
     Accumulated Net Realized Gain (Loss) on Investments                                (129,299)                     (288,638)
     Net Unrealized Appreciation (Depreciation) on Investments                             7,112                         8,239
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $   73,092                    $   99,201
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                  $   72,662                    $   94,245
Net Assets - Class A                                                                         318                         2,002
Net Assets - Class C                                                                         112                         2,954
Net Assets - Institutional Class                                                               -                             -
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                    3,040,578                     4,985,079
Outstanding Shares of Beneficial Interest - Class A                                       13,455                       107,144
Outstanding Shares of Beneficial Interest - Class C                                        4,905                       163,461
Outstanding Shares of Beneficial Interest - Institutional Class                               13                            16
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                   $    23.90                    $    18.91
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                             $    23.62                    $    18.69
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                          $    25.06                    $    19.83
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering and Price Per Share - Class C++*                         $    22.80                    $    18.07
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*       $    23.99                    $    18.96
------------------------------------------------------------------------------------------------------------------------------------

AS OF MARCH 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Old Mutual          Old Mutual
                                                                                              Mid-Cap Fund     Select Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                           $   158,117         $   101,989
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                          $   154,178         $   104,942
     Receivable for Capital Shares Sold                                                                74                  44
     Receivable for Investment Securities Sold                                                      3,032                   -
     Receivable for Dividends and Interest                                                             53                  47
     Receivable from Investment Advisor                                                                89                  59
     Prepaid Expenses                                                                                  50                  22
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                            157,476             105,114
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Management Fees                                                                      170                  80
     Payable for Capital Shares Redeemed                                                            3,964                 101
     Payable for Investment Securities Purchased                                                    2,581                   -
     Payable to Custodian                                                                               -                   -
     Payable for Trustee Fees                                                                           6                   4
     Payable for Website Fees                                                                           4                   2
     Accrued Expenses                                                                                 304                 305
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                         7,029                 492
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                    $   150,447         $   104,622
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                         $   168,274         $ 1,224,122
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                              1                   -
     Accumulated Net Realized Gain (Loss) on Investments                                          (13,889)         (1,122,453)
     Net Unrealized Appreciation (Depreciation) on Investments                                     (3,939)              2,953
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                    $   150,447         $   104,622
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                          $   138,161         $   102,722
Net Assets - Class A                                                                                  672               1,105
Net Assets - Class C                                                                                  170                 680
Net Assets - Institutional Class                                                                   11,444                 115
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                            12,794,461           3,951,146
Outstanding Shares of Beneficial Interest - Class A                                                63,355              42,977
Outstanding Shares of Beneficial Interest - Class C                                                17,017              27,382
Outstanding Shares of Beneficial Interest - Institutional Class                                 1,057,300               4,402
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                           $     10.80         $     26.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                     $     10.60         $     25.71
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                                  $     11.25         $     27.28
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                     $     10.00         $     24.85
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*               $     10.82         $     26.05
------------------------------------------------------------------------------------------------------------------------------------

+   Par Value of $0.001, unlimited authorization.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
**  Maximum Offering Price Per Share is equal to Net Asset Value/94.25%.
N/A - Not Applicable.
Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Old Mutual
                                                                                           Old Mutual            Strategic Small
                                                                                         Small Cap Fund            Company Fund
--------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                       $   33,393              $   24,838
--------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                      $   33,746              $   25,546
     Receivable for Capital Shares Sold                                                            2                       3
     Receivable for Investment Securities Sold                                                   903                     850
     Receivable for Dividends and Interest                                                        42                      21
     Receivable from Investment Advisor                                                           23                      41
     Prepaid Expenses                                                                             11                      18
--------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                        34,727                  26,479
--------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Management Fees                                                                  28                      39
     Payable for Capital Shares Redeemed                                                           4                     247
     Payable for Investment Securities Purchased                                                 933                     631
     Payable to Custodian                                                                          3                       -
     Payable for Trustee Fees                                                                      1                       1
     Payable for Website Fees                                                                      1                       1
     Accrued Expenses                                                                            109                     110
--------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                    1,079                   1,029
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                $   33,648              $   25,450
--------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                     $   36,692              $   27,408
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                        61                       4
     Accumulated Net Realized Gain (Loss) on Investments                                      (3,458)                 (2,670)
     Net Unrealized Appreciation (Depreciation) on Investments                                   353                     708
--------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                $   33,648              $   25,450
--------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                      $   33,135              $   24,156
Net Assets - Class A                                                                             293                   1,261
Net Assets - Class C                                                                             220                      33
Net Assets - Institutional Class                                                                   -                       -
--------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                        1,293,201               2,470,830
Outstanding Shares of Beneficial Interest - Class A                                           11,444                 131,266
Outstanding Shares of Beneficial Interest - Class C                                            8,978                   3,633
Outstanding Shares of Beneficial Interest - Institutional Class                                   11                      28
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                       $    25.62              $     9.78
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                 $    25.56              $     9.61
--------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                              $    27.12              $    10.20
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                 $    24.51              $     9.11
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*           $    25.60              $     9.80
--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------------
                                                                                    Old Mutual                      Old Mutual
                                                                                   TS&W Mid-Cap                   TS&W Small Cap
                                                                                    Value Fund                      Value Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                $   58,994                       $   42,561
---------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                               $   62,486                       $   48,199
     Receivable for Capital Shares Sold                                                     3                                3
     Receivable for Investment Securities Sold                                              -                                -
     Receivable for Dividends and Interest                                                 52                               39
     Receivable from Investment Advisor                                                    23                               28
     Prepaid Expenses                                                                      16                               11
---------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                 62,580                           48,280
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Management Fees                                                           58                               57
     Payable for Capital Shares Redeemed                                                   39                              232
     Payable for Investment Securities Purchased                                        1,771                               82
     Payable to Custodian                                                                   -                                -
     Payable for Trustee Fees                                                               2                                2
     Payable for Website Fees                                                               -                                1
     Accrued Expenses                                                                       9                               99
---------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                             1,879                              473
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                         $   60,701                       $   47,807
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                              $   59,547                       $   37,911
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                 80                               (4)
     Accumulated Net Realized Gain (Loss) on Investments                               (2,418)                           4,262
     Net Unrealized Appreciation (Depreciation) on Investments                          3,492                            5,638
---------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                         $   60,701                       $   47,807
---------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                      N/A                       $   45,862
Net Assets - Class A                                                               $    2,340                            1,137
Net Assets - Class C                                                                    1,935                              808
Net Assets - Institutional Class                                                       56,426                              N/A
---------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                       N/A                        2,320,780
Outstanding Shares of Beneficial Interest - Class A                                   269,349                           58,528
Outstanding Shares of Beneficial Interest - Class C                                   223,861                           43,694
Outstanding Shares of Beneficial Interest - Institutional Class                     6,471,754                              N/A
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                       N/A                       $    19.76
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                          $     8.69                       $    19.43
---------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A**                                       $     9.22                       $    20.62
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                          $     8.64                       $    18.50
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*    $     8.72                              N/A
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF ASSETS & LIABILITIES (000, excluding shares) - concluded AS OF MARCH 31, 2008

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Old Mutual
                                                                                            Barrow Hanley          Old Mutual
                                                                                           Core Bond Fund      Cash Reserves Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                                         $   48,079            $    40,043
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                                        $   48,924            $    32,843
     Repurchase Agreement, at Value                                                                  -                  7,200
     Cash                                                                                            -                     59
     Receivable for Capital Shares Sold                                                              -                     53
     Receivable for Investment Securities Sold                                                      30                      -
     Receivable for Dividends and Interest                                                         384                     81
     Receivable from Investment Advisor                                                             18                     22
     Prepaid Expenses                                                                                -                     28
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                                          49,356                 40,286
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Management Fees                                                                    34                     26
     Payable for Capital Shares Redeemed                                                             -                     36
     Payable for Investment Securities Purchased                                                 2,212                      -
     Payable to Custodian                                                                            4                      -
     Payable for Trustee Fees                                                                        2                      1
     Payable for Website Fees                                                                        1                      1
     Payable for Distribution & Service Fees                                                         -                      1
     Income Distribution Payable                                                                     -                      -
     Variation Margin on Futures Contracts                                                           -                      -
     Accrued Expenses                                                                               43                     82
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                                      2,296                    147
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $   47,060            $    40,139
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                                       $   45,752            $    40,144
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                                    -                      -
     Accumulated Net Realized Gain (Loss) on Investments and Futures Contracts                     463                     (5)
     Net Unrealized Appreciation (Depreciation) on Investments,
          Futures Contracts, and Foreign Currency Transactions                                     845                      -
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                  $   47,060            $    40,139
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                               N/A            $    37,542
Net Assets - Class A                                                                               N/A                    907
Net Assets - Class C                                                                               N/A                  1,689
Net Assets - Institutional Class                                                            $   47,060                      1
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                                N/A             37,547,248
Outstanding Shares of Beneficial Interest - Class A                                                N/A                907,370
Outstanding Shares of Beneficial Interest - Class C                                                N/A              1,689,183
Outstanding Shares of Beneficial Interest - Institutional Class                              4,618,459                    522
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                                N/A            $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                                          N/A            $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A                                                         N/A                    N/A
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                                          N/A            $      1.00
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*             $    10.19            $      1.00
------------------------------------------------------------------------------------------------------------------------------------

+   Par Value of $0.001, unlimited authorization.
++ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
* Net assets divided by shares may not calculate to the stated NAV because the amounts are shown rounded.
**  Maximum Offering Price Per Share is equal to Net Asset Value/95.25%.
*** Maximum Offering Price Per Share is equal to Net Asset Value/97.00%.
N/A - Not Applicable.
Amounts designated as "-" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Old Mutual          Old Mutual
                                                                                Old Mutual        Dwight              Dwight
                                                                                 Dwight        Intermediate         Short Term
                                                                                High Yield     Fixed Income        Fixed Income
                                                                                   Fund            Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
     Investment Securities, at cost                                              $  9,448      $   76,970         $   183,960
------------------------------------------------------------------------------------------------------------------------------------
     Investment Securities, at value                                             $  8,547      $   77,574         $   184,080
     Repurchase Agreement, at Value                                                     -               -                   -
     Cash                                                                               -               3                   -
     Receivable for Capital Shares Sold                                                 -              28                  11
     Receivable for Investment Securities Sold                                          -              56                   -
     Receivable for Dividends and Interest                                            167             494                 937
     Receivable from Investment Advisor                                                12              22                  63
     Prepaid Expenses                                                                   -              12                  22
------------------------------------------------------------------------------------------------------------------------------------
          Total Assets                                                              8,726          78,189             185,113
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
     Payable for Management Fees                                                       12              35                  92
     Payable for Capital Shares Redeemed                                                -               -                 130
     Payable for Investment Securities Purchased                                       97           3,847              22,440
     Payable to Custodian                                                               -               -                   -
     Payable for Trustee Fees                                                           1               2                   4
     Payable for Website Fees                                                           -               -                   3
     Payable for Distribution & Service Fees                                            -               -                   -
     Income Distribution Payable                                                        -               3                  27
     Variation Margin on Futures Contracts                                              -               2                   -
     Accrued Expenses                                                                  14              16                 175
------------------------------------------------------------------------------------------------------------------------------------
          Total Liabilities                                                           124           3,905              22,871
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                       $  8,602      $   74,284         $   162,242
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Paid-in Capital+                                                            $  9,637      $   72,522         $   165,186
     Undistributed (Distributions in Excess of)
          Net Investment Income/(Accumulated Net Investment Loss)                       -              (4)                  -
     Accumulated Net Realized Gain (Loss) on Investments and Futures Contracts       (134)          1,182              (3,064)
     Net Unrealized Appreciation (Depreciation) on Investments,
          Futures Contracts, and Foreign Currency Transactions                       (901)            584                 120
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                       $  8,602      $   74,284         $   162,242
------------------------------------------------------------------------------------------------------------------------------------
Net Assets - Class Z                                                                  N/A      $    2,721         $   158,524
Net Assets - Class A                                                                  N/A             808               1,104
Net Assets - Class C                                                                  N/A           1,102               2,589
Net Assets - Institutional Class                                                 $  8,602          69,653                  25
------------------------------------------------------------------------------------------------------------------------------------
Outstanding Shares of Beneficial Interest - Class Z                                   N/A         267,392          15,880,372
Outstanding Shares of Beneficial Interest - Class A                                   N/A          79,382             110,519
Outstanding Shares of Beneficial Interest - Class C                                   N/A         108,317             259,445
Outstanding Shares of Beneficial Interest - Institutional Class                   926,076       6,846,150               2,506
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Class Z*                   N/A      $    10.17         $      9.98
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Redemption Price Per Share - Class A*                             N/A      $    10.18         $      9.99
------------------------------------------------------------------------------------------------------------------------------------
Maximum Offering Price Per Share - Class A                                            N/A      $    10.69**       $     10.30***
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value and Offering Price Per Share - Class C++*                             N/A      $    10.17         $      9.98
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption Price Per Share - Institutional Class*  $   9.29      $    10.17         $      9.97
------------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR ENDED MARCH 31, 2008


------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Old Mutual           Old Mutual
                                                                                              Advantage           Analytic U.S.
                                                                                               Growth              Long/Short
                                                                                                Fund*                 Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                                  $ 272                $ 2,343
     Interest                                                                                       -                    211
     Less: Foreign Taxes Withheld                                                                  (1)                     -
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                                 271                  2,554
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                              246                  1,251
     Website Fees                                                                                   1                      9
     Transfer Agent Fees                                                                           13                    502
     Trustees' Fees                                                                                 6                     35
     Distribution and Service fees:
          Class A                                                                                   -                     27
          Class C                                                                                   -                     48
          Advisor Class                                                                             -                      -
          Class R                                                                                   -                      -
     Professional Fees                                                                             58                    103
     Registration and SEC Fees                                                                      1                     67
     Custodian Fees                                                                                 1                    105
     Printing Fees                                                                                  1                    143
     Dividend Expense on Securities Sold Short                                                      -                    402
     Offering Costs                                                                                 4                      -
     Interest Expense on Securities Sold Short                                                      -                    266
     Other Expenses                                                                                16                     31
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                          347                  2,989
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Net Waiver of Management Fees                                                                (57)                  (567)
     Reimbursement of Dividend Expense by Advisor (1)                                               -                    (44)
     Expense Reduction (2)                                                                          -                     (5)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                            290                  2,373
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                                 (19)                   181
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate (3)                                                     -                      -
     Net Realized Gain (Loss) from Security Transactions (including Securities Sold Short)      2,147                (10,214)
     Net Realized Gain on Foreign Currency Transactions                                             -                      -
     Net Realized Gain on Futures Contracts                                                         -                      -
     Net Realized Gain on Written Options Contracts                                                 -                      -
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (Including Securities Sold Short)                                         3,701                 (3,097)
     Net Change in Unrealized Appreciation (Depreciation) on
          Foreign Currency Transactions                                                             -                      -
     Net Realized Change in Unrealized Appreciation (Depreciation) on Future Contracts              -                   (101)
     Net Change in Unrealized Appreciation on Written Option Contracts                              -                      -
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                                     5,848                (13,412)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                               $5,829               $(13,231)
------------------------------------------------------------------------------------------------------------------------------------

(1) See Note 3.
(2) All expense reductions are for transfer agent expenses.  See Note 2.
(3) See Note 3.
* The Old Mutual Advantage Growth Fund and Old Mutual Discover Value Fund commenced operations on November 19, 2007.
Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Old Mutual
                                                                                                        Columbus Circle   Old Mutual
                                                                                           Old Mutual    Technology and   Developing
                                                                                         Barrow Hanley   Communications    Growth
                                                                                          Value Fund         Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                              $ 3,530          $ 963           $ 353
     Interest                                                                                     9             13               7
     Less: Foreign Taxes Withheld                                                                (6)            (8)              -
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                             3,533            968             360
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                          1,103          1,685           1,613
     Website Fees                                                                                 6              9               9
     Transfer Agent Fees                                                                        384          1,105             680
     Trustees' Fees                                                                              16             21              27
     Distribution and Service fees:
          Class A                                                                                 6              2               -
          Class C                                                                                32              8               1
          Advisor Class                                                                           -              -               -
          Class R                                                                                 -              -               -
     Professional Fees                                                                           85            154             134
     Registration and SEC Fees                                                                   73             72              86
     Custodian Fees                                                                              27             27               1
     Printing Fees                                                                               34            194             214
     Dividend Expense on Securities Sold Short                                                    -              -               -
     Offering Costs                                                                               -              -               -
     Interest Expense on Securities Sold Short                                                    -              -               -
     Other Expenses                                                                              35             40              38
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                      1,801          3,317           2,803
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Net Waiver of Management Fees                                                             (379)          (707)           (590)
     Reimbursement of Dividend Expense by Advisor (1)                                             -              -               -
     Expense Reduction (2)                                                                       (5)           (27)            (18)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                        1,417          2,583           2,195
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                             2,116         (1,615)         (1,835)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate (3)                                                   -              2               -
     Net Realized Gain (Loss) from Security Transactions (including Securities Sold Short)   10,949         25,062           9,302
     Net Realized Gain on Foreign Currency Transactions                                           -              3               -
     Net Realized Gain on Futures Contracts                                                       -              -               -
     Net Realized Gain on Written Options Contracts                                               -          2,176               -
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (Including Securities Sold Short)                                     (28,827)       (14,426)        (21,462)
     Net Change in Unrealized Appreciation (Depreciation) on
          Foreign Currency Transactions                                                           -              -               -
     Net Realized Change in Unrealized Appreciation (Depreciation) on Future Contracts            -              -               -
     Net Change in Unrealized Appreciation on Written Option Contracts                            -             11               -
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                                 (17,878)        12,828         (12,160)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                           $(15,762)      $ 11,213        $(13,995)
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                           Old Mutual        Old Mutual
                                                                                            Discover          Focused
                                                                                           Value Fund*          Fund
-------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                               $ 133              $ 677
     Interest                                                                                    -                  6
     Less: Foreign Taxes Withheld                                                                -                 (2)
-------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                              133                681
-------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                           140                254
     Website Fees                                                                                -                  1
     Transfer Agent Fees                                                                         5                118
     Trustees' Fees                                                                              2                  5
     Distribution and Service fees:
          Class A                                                                                -                  8
          Class C                                                                                -                  4
          Advisor Class                                                                          -                  -
          Class R                                                                                -                  -
     Professional Fees                                                                          16                 21
     Registration and SEC Fees                                                                   1                 66
     Custodian Fees                                                                              -                  6
     Printing Fees                                                                               3                  9
     Dividend Expense on Securities Sold Short                                                   -                  -
     Offering Costs                                                                              5                  -
     Interest Expense on Securities Sold Short                                                   -                  -
     Other Expenses                                                                              6                 15
-------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                       178                507
-------------------------------------------------------------------------------------------------------------------------
Less:
     Net Waiver of Management Fees                                                             (29)              (135)
     Reimbursement of Dividend Expense by Advisor (1)                                            -                  -
     Expense Reduction (2)                                                                       -                 (2)
-------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                         149                370
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                              (16)               311
-------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate (3)                                                  -                  -
     Net Realized Gain (Loss) from Security Transactions (including Securities Sold Short)  (1,191)               981
     Net Realized Gain on Foreign Currency Transactions                                          -                  -
     Net Realized Gain on Futures Contracts                                                      -                  -
     Net Realized Gain on Written Options Contracts                                              -                  -
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (Including Securities Sold Short)                                     (1,072)            (3,894)
     Net Change in Unrealized Appreciation (Depreciation) on
          Foreign Currency Transactions                                                          -                  -
     Net Realized Change in Unrealized Appreciation (Depreciation) on Future Contracts           -                  -
     Net Change in Unrealized Appreciation on Written Option Contracts                           -                  -
-------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                                 (2,263)            (2,913)
-------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                          $ (2,279)          $ (2,602)
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                            Old Mutual        Old Mutual
                                                                                              Growth         Heitman REIT
                                                                                               Fund              Fund
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                               $ 3,583           $ 2,663
     Interest                                                                                     25                 1
     Less: Foreign Taxes Withheld                                                                 (5)               (8)
--------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                              3,603             2,656
--------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                           4,388             1,094
     Website Fees                                                                                 29                 6
     Transfer Agent Fees                                                                       1,973               266
     Trustees' Fees                                                                               63                20
     Distribution and Service fees:
          Class A                                                                                  -                16
          Class C                                                                                  9                 3
          Advisor Class                                                                            -                18
          Class R                                                                                  -                 -
     Professional Fees                                                                           419                79
     Registration and SEC Fees                                                                    71                61
     Custodian Fees                                                                               52                88
     Printing Fees                                                                               313                24
     Dividend Expense on Securities Sold Short                                                     -                 -
     Offering Costs                                                                                -                 -
     Interest Expense on Securities Sold Short                                                     -                 -
     Other Expenses                                                                               97                36
--------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                                       7,414             1,711
--------------------------------------------------------------------------------------------------------------------------
Less:
     Net Waiver of Management Fees                                                            (1,351)             (177)
     Reimbursement of Dividend Expense by Advisor (1)                                              -                 -
     Expense Reduction (2)                                                                       (43)               (5)
--------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                         6,020             1,529
--------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                             (2,417)            1,127
--------------------------------------------------------------------------------------------------------------------------
     Net Increase from Payment by Affiliate (3)                                                    -                 -
     Net Realized Gain (Loss) from Security Transactions (including Securities Sold Short)    57,559            20,487
     Net Realized Gain on Foreign Currency Transactions                                            -                 -
     Net Realized Gain on Futures Contracts                                                        -                 -
     Net Realized Gain on Written Options Contracts                                                -                 -
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments (Including Securities Sold Short)                                      (27,565)          (47,644)
     Net Change in Unrealized Appreciation (Depreciation) on
          Foreign Currency Transactions                                                            -                 -
     Net Realized Change in Unrealized Appreciation (Depreciation) on Future Contracts             -                 -
     Net Change in Unrealized Appreciation on Written Option Contracts                             -                 -
--------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                                   29,994           (27,157)
--------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                            $ 27,577          $(26,030)
--------------------------------------------------------------------------------------------------------------------------

FOR THE YEAR ENDED MARCH 31, 2008


-------------------------------------------------------------------------------------------------------------------------
                                                                                 Old Mutual                Old Mutual
                                                                                 Large Cap                  Large Cap
                                                                                   Fund                    Growth Fund
-------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                                    $ 1,448                     $  937
     Interest                                                                           -                          4
     Less: Foreign Taxes Withheld                                                     (10)                       (10)
-------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                                   1,438                        931
-------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                                  590                        722
     Website Fees                                                                       4                          4
     Transfer Agent Fees                                                              282                        320
     Trustees' Fees                                                                    10                         11
     Distribution and Service fees:
          Class A                                                                       1                          1
          Class C                                                                       1                          1
          Advisor Class                                                                 -                          -
          Class R                                                                       -                          -
     Professional Fees                                                                 55                         69
     Registration and SEC Fees                                                         83                         72
     Custodian Fees                                                                    63                         30
     Printing Fees                                                                     27                        137
     Offering Costs                                                                     -                          -
     Other Expenses                                                                    28                         28
-------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                            1,144                      1,395
-------------------------------------------------------------------------------------------------------------------------
Less:
     Net Waiver of Management Fees                                                   (238)                      (326)
     Expense Reduction (1)                                                             (3)                        (6)
-------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                                903                      1,063
-------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                                     535                       (132)
-------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from Security Transactions                            9,032                      4,125
     Net Change in Unrealized Appreciation (Depreciation) on Investments           (9,837)                    (1,271)
-------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                          (805)                     2,854
-------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations                   $ (270)                  $  2,722
-------------------------------------------------------------------------------------------------------------------------

(1) All expense reductions are for transfer agent expenses.  See Note 2.
+   The Old Mutual TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.
Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

-----------------------------------------------------------------------------------------------------------------------------
                                                                           Old Mutual
                                                                           Large Cap                             Old Mutual
                                                                             Growth           Old Mutual           Select
                                                                          Concentrated          Mid-Cap            Growth
                                                                              Fund               Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                              $ 1,059            $  2,752           $   707
     Interest                                                                     1                   8                 3
     Less: Foreign Taxes Withheld                                               (15)                 (4)                -
-----------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                             1,045               2,756               710
-----------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                          1,005               1,997             1,107
     Website Fees                                                                 6                  11                 6
     Transfer Agent Fees                                                        460                 642               603
     Trustees' Fees                                                              16                  26                15
     Distribution and Service fees:
          Class A                                                                 3                   2                 1
          Class C                                                                16                   1                 3
          Advisor Class                                                           -                   8                 -
          Class R                                                                 -                   -                 -
     Professional Fees                                                           87                 156               102
     Registration and SEC Fees                                                   57                  67                60
     Custodian Fees                                                              17                  18                36
     Printing Fees                                                              254                  54               186
     Offering Costs                                                               -                   -                 -
     Other Expenses                                                              30                  53                30
-----------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                      1,951               3,035             2,149
-----------------------------------------------------------------------------------------------------------------------------
Less:
     Net Waiver of Management Fees                                             (534)               (505)             (593)
     Expense Reduction (1)                                                      (10)                 (8)              (13)
-----------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                        1,407               2,522             1,543
-----------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                              (362)                234              (833)
-----------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from Security Transactions                      6,283              12,959            10,991
     Net Change in Unrealized Appreciation (Depreciation) on Investments     (1,502)            (31,884)           (7,154)
-----------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                   4,781             (18,925)            3,837
-----------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations            $ 4,419            $(18,691)          $ 3,004
-----------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Old Mutual
                                                                                        Strategic    Old Mutual    Old Mutual
                                                                         Old Mutual       Small         TS&W          TS&W
                                                                          Small Cap     Company        Mid-Cap      Small Cap
                                                                            Fund          Fund       Value Fund+   Value Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                            $   882       $   392       $   371       $    460
     Interest                                                                  23             1             -              2
     Less: Foreign Taxes Withheld                                              (9)           (4)            -              -
---------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                             896           389           371            462
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                          414           317           223            653
     Website Fees                                                               2             2             1              3
     Transfer Agent Fees                                                      175           139            16            112
     Trustees' Fees                                                             5             4             4              7
     Distribution and Service fees:
          Class A                                                               1             4             3              2
          Class C                                                               1             -            12              8
          Advisor Class                                                         -             1             -              -
          Class R                                                               -             -             -              -
     Professional Fees                                                         31            27            11             43
     Registration and SEC Fees                                                 56            57             -             39
     Custodian Fees                                                            36            76             4             13
     Printing Fees                                                             16            12             1             26
     Offering Costs                                                             -             -            47              -
     Other Expenses                                                            20            19             2             24
---------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                                      757           658           324            930
---------------------------------------------------------------------------------------------------------------------------------
Less:
     Net Waiver of Management Fees                                           (238)         (198)          (70)          (150)
     Expense Reduction (1)                                                     (2)           (2)            -             (2)
---------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                        517           458           254            778
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                             379           (69)          117           (316)
---------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from Security Transactions                    2,077         1,531        (2,289)        10,536
     Net Change in Unrealized Appreciation (Depreciation) on Investments   (5,010)       (4,191)        3,492        (16,377)
---------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments                (2,933)       (2,660)        1,203         (5,841)
---------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations          $(2,554)      $(2,729)      $ 1,320       $ (6,157)
---------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000) - concluded
FOR THE YEAR ENDED MARCH 31, 2008


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Old Mutual
                                                                  Old Mutual                                Old Mutual      Dwight
                                                                    Barrow     Old Mutual    Old Mutual       Dwight      Short Term
                                                                    Hanley        Cash      Dwight High    Intermediate      Fixed
                                                                  Core Bond     Reserves       Yield       Fixed Income     Income
                                                                    Fund*         Fund         Fund*           Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                                      $   37      $    -       $    10          $  150       $  495
     Interest                                                          828       1,742           262           1,593        8,014
     Less: Foreign Taxes Withheld                                        -           -             -              (1)           -
------------------------------------------------------------------------------------------------------------------------------------
          Total Investment Income                                      865       1,742           272           1,742        8,509
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Management Fees                                                    97         144            16             147          791
     Website Fees                                                        -           2             -               -            9
     Transfer Agent Fees                                                 5         138             4              47          517
     Trustees' Fees                                                      3           4             1               5           21
     Distribution and Service fees:
          Class A                                                        -           1             -               2            3
          Class C                                                        -           7             -               3           10
          Class R                                                        -           -             -               -            -
          Advisor Class                                                  -           -             -               -            -
     Professional Fees                                                  28          25             8              12           97
     Registration and SEC Fees                                           1          36             1              60           68
     Custodian Fees                                                      -          12             -               7           10
     Printing Fees                                                       4          15             -              28           36
     Offering Costs                                                      4           -             4               -            -
     Pricing Fees                                                        -           -             5               -            -
     Other Expenses                                                     11          18             4              22           47
------------------------------------------------------------------------------------------------------------------------------------
          Total Expenses                                               153         402            43             333        1,609
------------------------------------------------------------------------------------------------------------------------------------
Less:
     Net Waiver of Management Fees                                     (40)       (129)          (16)           (130)        (363)
     Reimbursement of Other Expenses by Advisor (1)                      -           -            (9)              -            -
     Expense Reduction (2)                                               -          (2)            -               -           (1)
------------------------------------------------------------------------------------------------------------------------------------
          Net Expenses                                                 113         271            18             203        1,245
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                                      752       1,471           254           1,539        7,264
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from Security Transactions               537           1          (120)          1,241          437
     Net Realized Gain on Futures Contracts                              -           -             -              93            -
     Net Change in Unrealized Appreciation (Depreciation) on
          Investments                                                  845           -          (901)            608          809
     Net Change in Unrealized Appreciation (Depreciation) on
          Foreign Currency Transactions                                  -           -             -               -            -
     Net Change in Unrealized Appreciation (Depreciation) on
          Futures Contracts                                              -           -             -             (22)           -
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized and Unrealized Gain (Loss) on Investments          1,382           1        (1,021)          1,920        1,246
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from Operations    $2,134      $1,472       $  (767)         $3,459       $8,510
------------------------------------------------------------------------------------------------------------------------------------

(1) See Note 3.
(2) All expense reductions are for transfer agent expenses. See Note 2.
* The Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund commenced operations on November 19, 2007.
Amounts  designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CASH FLOWS (000)
FOR THE YEAR ENDED MARCH 31, 2008


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Old Mutual
                                                                                                                      Analytic U.S.
                                                                                                                       Long/Short
                                                                                                                          Fund
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Cash
     Cash flows provided from (used in) operating activities:
          Interest and dividends received (excludes amortization of $52)                                               $   2,512
          Operating expenses paid                                                                                         (2,248)
          Interest and dividend expense on securities sold short paid                                                       (653)
          Increase in variation margin payable                                                                                19
          Purchases of short-term portfolio investments, net                                                              (4,413)
          Purchases of long-term portfolio investments                                                                  (418,886)
          Increase in proceeds from securities sold short                                                                106,358
          Decrease in purchases to cover                                                                                (102,666)
          Proceeds from disposition of long-term portfolio investments                                                   462,378
          Prepaid expenses                                                                                                   (21)
------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided from operating activities                                                                          42,380
------------------------------------------------------------------------------------------------------------------------------------
     Cash flows used in financing activities:
          Decrease in shares of beneficial interest sold (excludes dividend reinvestment of $446)                        (58,212)
------------------------------------------------------------------------------------------------------------------------------------
     Net cash/assets used in financing activities                                                                        (58,212)
------------------------------------------------------------------------------------------------------------------------------------
     Net decrease in cash                                                                                                (15,832)
     Cash at beginning of period                                                                                          16,266
------------------------------------------------------------------------------------------------------------------------------------
     Cash at end of period                                                                                             $     434
------------------------------------------------------------------------------------------------------------------------------------
Reconciliation of Net Increase in Net Assets to
     Net Cash Provided from (used in) Operating Activities
     Net decrease in net assets resulting from operations                                                              $ (13,231)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in investments                                                                                              25,174
     Net realized gain (loss) on investment transactions                                                                  10,214
     Increase in net unrealized depreciation on investments                                                                3,198
     Net decrease in cash deposits at broker                                                                              12,470
     Decrease in prepaid expenses                                                                                            (21)
     Decrease in interest and dividends receivable                                                                            42
     Increase in receivable from advisor                                                                                      93
     Increase in variation margin receivable/payable                                                                          27
     Decrease in securities sold short, at value                                                                           4,981
     Decrease in payable for investments purchased                                                                            25
     Increase in dividend and interest expense on securities sold short payable                                             (653)
     Increase in accrued expenses and other liabilities                                                                       61
------------------------------------------------------------------------------------------------------------------------------------
     Total adjustments                                                                                                    55,611
------------------------------------------------------------------------------------------------------------------------------------
     Net cash provided from operating activities                                                                       $  42,380
------------------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Old Mutual             Old Mutual
                                                                                       Advantage Growth         Analytic U.S.
                                                                                             Fund              Long/Short Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        11/19/07* to        4/1/07 to   4/1/06 to
                                                                                          3/31/08            3/31/08     3/31/07
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                         $   (19)          $    181    $    246
     Net Increase from Payment by Affiliate (2)                                                 -                  -           -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions     2,147            (10,214)      3,852
     Net Change in Unrealized Appreciation (Depreciation) on Investments,
          (including Securities Sold Short), Written Option Contracts, Futures
          Contracts and Foreign Currency Transactions                                       3,701             (3,198)      2,744
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                        5,829            (13,231)      6,842
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                               -               (145)        (93)
          Advisor Class                                                                         -                  -           -
          Class A                                                                               -                (59)         (1)
          Class C                                                                               -                 (8)          -
          Class R                                                                               -                  -           -
          Institutional Class                                                                   -               (248)          -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                               -                  -           -
          Advisor Class                                                                         -                  -           -
          Class A                                                                               -                  -           -
          Class C                                                                               -                  -           -
          Class R                                                                               -                  -           -
          Institutional Class                                                                   -                  -           -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                          -               (460)        (94)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)        72,952            (26,958)    118,953
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                               78,781            (40,649)    125,701
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                                   -            154,016      28,315
------------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                                   $78,781           $113,367    $154,016
------------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                $     -           $     23    $    220
------------------------------------------------------------------------------------------------------------------------------------

(1)  See note 5.
(2)  See Note 2
*    Inception Date of the Fund
Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------------------------------------
                                                                                                 Old Mutual
                                                                                          Barrow Hanley Value Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                          4/1/07 to      4/1/06 to
                                                                                           3/31/08        3/31/07
--------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                        $   2,116      $   2,981
     Net Increase from Payment by Affiliate (2)                                                  -              -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions     10,949         54,482
     Net Change in Unrealized Appreciation (Depreciation) on Investments,
          (including Securities Sold Short), Written Option Contracts, Futures
          Contracts and Foreign Currency Transactions                                      (28,827)       (34,814)
--------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                       (15,762)        22,649
--------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                           (2,270)        (2,370)
          Advisor Class                                                                         (2)            (3)
          Class A                                                                              (45)           (41)
          Class C                                                                              (34)             -
          Class R                                                                                -              -
          Institutional Class                                                                 (796)             -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                          (11,779)      (110,949)
          Advisor Class                                                                          -           (217)
          Class A                                                                             (317)        (2,018)
          Class C                                                                             (424)        (2,203)
          Class R                                                                                -              -
          Institutional Class                                                               (7,317)             -
--------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                     (22,984)      (117,801)
--------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)         50,959        (95,303)
--------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                12,213       (190,455)
--------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                              131,224        321,679
--------------------------------------------------------------------------------------------------------------------
          End of Period                                                                  $ 143,437      $ 131,224
--------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)               $       -      $     753
--------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                                             Old Mutual Columbus
                                                                                            Circle Technology and
                                                                                             Communications Fund
---------------------------------------------------------------------------------------------------------------------
                                                                                         4/1/07 to       4/1/06 to
                                                                                          3/31/08         3/31/07
---------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                       $  (1,615)      $  (1,955)
     Net Increase from Payment by Affiliate (2)                                                 2               -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions    27,241          14,675
     Net Change in Unrealized Appreciation (Depreciation) on Investments,
          (including Securities Sold Short), Written Option Contracts, Futures
          Contracts and Foreign Currency Transactions                                     (14,415)        (14,106)
---------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                       11,213          (1,386)
---------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                               -               -
          Advisor Class                                                                         -               -
          Class A                                                                               -               -
          Class C                                                                               -               -
          Class R                                                                               -               -
          Institutional Class                                                                   -               -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                               -               -
          Advisor Class                                                                         -               -
          Class A                                                                               -               -
          Class C                                                                               -               -
          Class R                                                                               -               -
          Institutional Class                                                                   -               -
---------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                          -               -
---------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)       (15,886)        (60,594)
---------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                               (4,673)        (61,980)
---------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                             161,029         223,009
---------------------------------------------------------------------------------------------------------------------
          End of Period                                                                 $ 156,356       $ 161,029
---------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)              $       -       $       -
---------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Old Mutual             Old Mutual
                                                                                         Developing Growth         Discover Value
                                                                                                Fund                    Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         4/1/07 to    4/1/06 to      11/19/07* to
                                                                                          3/31/08      3/31/07         3/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                       $  (1,835)    $ (1,740)         $   (16)
     Net Increase from Payment by Affiliate (2)                                                 -            -                -
     Net Realized Gain (Loss) from Investments (including Securities Sold Short),
          Written Option Contracts, Futures Contracts and Foreign Currency Transactions     9,302        7,045           (1,191)
     Net Change in Unrealized Appreciation (Depreciation) on Investments,
          (including Securities Sold Short), Written Option Contracts, Futures
          Contracts and Foreign Currency Transactions                                     (21,462)      (7,763)          (1,072)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                      (13,995)      (2,458)          (2,279)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                               -            -                -
          Advisor Class                                                                         -            -                -
          Class A                                                                               -            -                -
          Class C                                                                               -            -                -
          Class R                                                                               -            -                -
          Institutional Class                                                                   -            -                -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                               -            -                -
          Advisor Class                                                                         -            -                -
          Class A                                                                               -            -                -
          Class C                                                                               -            -                -
          Class R                                                                               -            -                -
          Institutional Class                                                                   -            -                -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                          -            -                -
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)        (3,614)     (18,942)          36,033
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                              (17,609)     (21,400)          33,754
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                             160,948      182,348                -
-----------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                                 $ 143,339    $ 160,948          $33,754
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)              $       -    $       -          $     -
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Old Mutual                Old Mutual
                                                                                         Focused Fund               Growth Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    4/1/07 to    4/1/06 to      4/1/07 to  4/1/06 to
                                                                                     3/31/08      3/31/07        3/31/08    3/31/07
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                   $    311    $    135       $  (2,417) $  (2,021)
     Net Realized Gain (Loss) from Investments                                           981       2,090          57,559     15,015
     Net Change in Unrealized Appreciation (Depreciation) on Investments              (3,894)        672         (27,565)    (2,229)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                  (2,602)      2,897          27,577     10,765
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                        (56)        (74)           (432)         -
          Advisor Class                                                                    -           -               -          -
          Class A                                                                         (4)         (7)              -          -
          Class C                                                                          -           -              (4)         -
          Class R                                                                          -           -               -          -
          Institutional Class                                                           (120)          -               -          -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                       (848)          -               -          -
          Advisor Class                                                                    -           -               -          -
          Class A                                                                       (131)          -               -          -
          Class C                                                                        (20)          -               -          -
          Class R                                                                          -           -               -          -
          Institutional Class                                                           (896)          -               -          -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                (2,075)        (81)           (436)         -
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)   18,644       8,540         (81,972)  (134,537)
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                          13,967      11,356         (54,831)  (123,772)
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                         29,058      17,702         532,104    655,876
------------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                             $ 43,025    $ 29,058       $ 477,273  $ 532,104
------------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
          (Accumulated Net Investment Loss)                                         $    200    $     69       $      (1) $      (2)
------------------------------------------------------------------------------------------------------------------------------------

(1) See note 5.
Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Old Mutual                Old Mutual
                                                                                        Heitman REIT Fund          Large Cap Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      4/1/07 to   4/1/06 to     4/1/07 to  4/1/06 to
                                                                                       3/31/08     3/31/07       3/31/08    3/31/07
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                     $  1,127   $   1,644     $     535  $     771
     Net Realized Gain (Loss) from Investments                                          20,487      37,378         9,032     17,153
     Net Change in Unrealized Appreciation (Depreciation) on Investments               (47,644)      3,392        (9,837)     3,622
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                   (26,030)     42,414          (270)    21,546
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                       (2,030)     (3,959)         (337)      (707)
          Advisor Class                                                                   (110)       (285)            -         (1)
          Class A                                                                         (191)         (7)           (3)         -
          Class C                                                                           (3)         (4)            -          -
          Class R                                                                            -           -             -          -
          Institutional Class                                                             (298)          -             -          -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                      (22,700)    (18,463)            -          -
          Advisor Class                                                                   (490)     (1,369)            -          -
          Class A                                                                       (2,768)        (46)            -          -
          Class C                                                                          (45)        (28)            -          -
          Class R                                                                            -           -             -          -
          Institutional Class                                                           (4,962)          -             -          -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                 (33,597)    (24,161)         (340)      (708)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)    (35,366)    (18,967)      (40,527)    (2,019)
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                           (94,993)       (714)      (41,137)    18,819
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                          198,886     199,600       102,591     83,772
------------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                               $103,893   $ 198,886     $  61,454  $ 102,591
------------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
          (Accumulated Net Investment Loss)                                           $ (2,133)  $     (48)    $     364  $     169
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Old Mutual
                                                                                         Old Mutual              Large Cap Growth
                                                                                    Large Cap Growth Fund       Concentrated Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    4/1/07 to    4/1/06 to     4/1/07 to  4/1/06 to
                                                                                     3/31/08      3/31/07       3/31/08    3/31/07
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                  $    (132)    $   (327)    $    (362)  $   (538)
     Net Realized Gain (Loss) from Investments                                         4,125        8,133         6,283      5,462
     Net Change in Unrealized Appreciation (Depreciation) on Investments              (1,271)      (6,149)       (1,502)    (2,030)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                   2,722        1,657         4,419      2,894
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                          -            -             -          -
          Advisor Class                                                                    -            -             -          -
          Class A                                                                          -            -             -          -
          Class C                                                                          -            -             -          -
          Class R                                                                          -            -             -          -
          Institutional Class                                                              -            -             -          -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                          -            -             -          -
          Advisor Class                                                                    -            -             -          -
          Class A                                                                          -            -             -          -
          Class C                                                                          -            -             -          -
          Class R                                                                          -            -             -          -
          Institutional Class                                                              -            -             -          -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                     -            -             -          -
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)  (16,471)     (26,700)      (17,566)   (31,000)
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                         (13,749)     (25,043)      (13,147)   (28,106)
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                         86,841      111,884       112,348    140,454
------------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                            $  73,092    $  86,841     $  99,201  $ 112,348
------------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
          (Accumulated Net Investment Loss)                                        $       -    $       -     $       -  $       -
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Old Mutual               Old Mutual
                                                                                        Mid-Cap Fund           Select Growth Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                    4/1/07 to  4/1/06 to     4/1/07 to   4/1/06 to
                                                                                     3/31/08    3/31/07       3/31/08     3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                  $     234   $ (1,455)     $   (833)  $    (758)
     Net Realized Gain (Loss) from Investments                                        12,959     48,902        10,991       6,360
     Net Change in Unrealized Appreciation (Depreciation) on Investments             (31,884)   (29,490)       (7,154)     (1,321)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                 (18,691)    17,957         3,004       4,281
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                          -          -             -           -
          Advisor Class                                                                    -          -             -           -
          Class A                                                                          -          -             -           -
          Class C                                                                          -          -             -           -
          Class R                                                                          -          -             -           -
          Institutional Class                                                              -          -             -           -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                    (47,713)   (73,764)            -           -
          Advisor Class                                                                    -     (1,389)            -           -
          Class A                                                                       (401)       (46)            -           -
          Class C                                                                        (49)       (69)            -           -
          Class R                                                                          -          -             -           -
          Institutional Class                                                         (3,274)         -             -           -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                               (51,437)   (75,268)            -           -
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)  (33,613)  (100,165)      (17,300)    (35,633)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                        (103,741)  (157,476)      (14,296)    (31,352)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                        254,188    411,664       118,918     150,270
-----------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                            $ 150,447   $254,188      $104,622   $ 118,918
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)         $       1   $     22      $      -   $       -
-----------------------------------------------------------------------------------------------------------------------------------

(1) See note 5. * Inception Date of the Fund.
Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Old Mutual
                                                                                             Old Mutual            Strategic Small
                                                                                           Small Cap Fund           Company Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      4/1/07 to  4/1/06 to      4/1/07 to  4/1/06 to
                                                                                       3/31/08    3/31/07        3/31/08    3/31/07
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                     $    379  $   (184)      $    (69)  $   (361)
     Net Realized Gain (Loss) from Investments                                           2,077     3,736          1,531      2,717
     Net Change in Unrealized Appreciation (Depreciation) on Investments                (5,010)      959         (4,191)      (872)
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                    (2,554)    4,511         (2,729)     1,484
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                         (319)        -              -          -
          Advisor Class                                                                      -         -              -          -
          Class A                                                                            -         -              -          -
          Class C                                                                           (1)        -              -          -
          Class R                                                                            -         -              -          -
          Institutional Class                                                                -         -              -          -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                            -         -         (5,735)   (10,783)
          Advisor Class                                                                      -         -              -       (290)
          Class A                                                                            -         -           (279)      (331)
          Class C                                                                            -         -            (12)       (22)
          Class R                                                                            -         -              -          -
          Institutional Class                                                                -         -              -          -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                    (320)        -         (6,026)   (11,426)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)     (9,867)   (8,173)        (3,771)    (1,761)
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                           (12,741)   (3,662)       (12,526)   (11,703)
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                           46,389    50,051         37,976     49,679
------------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                               $ 33,648  $ 46,389       $ 25,450   $ 37,976
------------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)            $     61  $      2       $      4   $      4
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Old Mutual                Old Mutual
                                                                                      TS&W Mid-Cap             TS&W Small Cap
                                                                                       Value Fund                Value Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         6/4/07* to         4/1/07 to   4/1/06 to
                                                                                          3/31/08            3/31/08     3/31/07
----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                         $   117          $   (316)   $   (375)
     Net Realized Gain (Loss) from Investments                                             (2,289)           10,536       7,386
     Net Change in Unrealized Appreciation (Depreciation) on Investments                    3,492           (16,377)     (1,357)
----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                        1,320            (6,157)      5,654
----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                               -                 -           -
          Advisor Class                                                                         -                 -           -
          Class A                                                                               -                 -           -
          Class C                                                                               -                 -           -
          Class R                                                                               -                 -           -
          Institutional Class                                                                 (37)                -           -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                               -            (8,067)     (9,531)
          Advisor Class                                                                         -                 -           -
          Class A                                                                               -               (75)       (125)
          Class C                                                                               -              (109)       (171)
          Class R                                                                               -                 -           -
          Institutional Class                                                                   -                 -           -
----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                        (37)           (8,251)     (9,827)
----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)        59,418            (6,652)      2,655
----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                               60,701           (21,060)     (1,518)
----------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                                   -            68,867      70,385
----------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                                   $60,701          $ 47,807    $ 68,867
----------------------------------------------------------------------------------------------------------------------------------
     Undistributed Net Investment Income/(Accumulated Net Investment Loss)                $    80          $     (4)   $      8
----------------------------------------------------------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000) - concluded


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Old Mutual
                                                                                           Barrow Hanley            Old Mutual
                                                                                          Core Bond Fund        Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           11/19/07* to      4/1/07 to   4/1/06 to
                                                                                             3/31/08         3/31/08      3/31/07
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                             $   752         $ 1,471    $  1,537
     Net Realized Gain (Loss) from Investments, Futures Contracts, and Foreign Currency
          Transactions                                                                            537               1           -
     Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures
          Contracts and Foreign Currency Transactions                                             845               -           -
-----------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                            2,134           1,472       1,537
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                                   -          (1,445)     (1,537)
          Advisor Class                                                                             -               -           -
          Class A                                                                                   -              (8)          -
          Class C                                                                                   -             (17)          -
          Class R                                                                                   -               -           -
          Institutional Class                                                                    (747)              -           -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                                   -               -           -
          Advisor Class                                                                             -               -           -
          Class A                                                                                   -               -           -
          Class C                                                                                   -               -           -
          Class R                                                                                   -               -           -
          Institutional Class                                                                       -               -           -
-----------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                           (747)         (1,470)     (1,537)
-----------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)            45,673           7,228      (1,594)
-----------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                   47,060           7,230      (1,594)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                                       -          32,909      34,503
-----------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                                       $47,060         $40,139    $ 32,909
-----------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
          (Accumulated Net Investment Loss)                                                   $     -         $     -    $      -
-----------------------------------------------------------------------------------------------------------------------------------

(1) See note 5.
* Inception Date of the Fund.
Amounts designated as "-" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Old Mutual            Old Mutual
                                                                                                Dwight           Dwight Intermediate
                                                                                            High Yield Fund      Fixed Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             11/19/07* to      4/1/07 to   4/1/06 to
                                                                                               3/31/08          3/31/08     3/31/07
------------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                               $  254          $ 1,539      $  357
     Net Realized Gain (Loss) from Investments, Futures Contracts, and Foreign Currency
          Transactions                                                                            (120)           1,334          24
     Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures
          Contracts and Foreign Currency Transactions                                             (901)             586          59
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                              (767)           3,459         440
------------------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                                    -             (261)       (345)
          Advisor Class                                                                              -                -           -
          Class A                                                                                    -              (33)        (10)
          Class C                                                                                    -              (11)         (3)
          Class R                                                                                    -                -           -
          Institutional Class                                                                     (253)          (1,236)          -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                                    -                -           -
          Advisor Class                                                                              -                -           -
          Class A                                                                                    -                -           -
          Class C                                                                                    -                -           -
          Class R                                                                                    -                -           -
          Institutional Class                                                                        -                -           -
------------------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                            (253)          (1,541)       (358)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)              9,622           64,109         444
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                                     8,602           66,027         526
------------------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                                        -            8,257       7,731
------------------------------------------------------------------------------------------------------------------------------------
          End of Period                                                                         $8,602          $74,284      $8,257
------------------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
          (Accumulated Net Investment Loss)                                                     $    -          $    (4)     $    -
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    Old Mutual
                                                                                                 Dwight Short Term
                                                                                                 Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                         4/1/07 to               4/1/06 to
                                                                                          3/31/08                 3/31/07
-----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
     Net Investment Income (Loss)                                                        $  7,264                $  8,120
     Net Realized Gain (Loss) from Investments, Futures Contracts, and Foreign Currency
          Transactions                                                                        437                    (398)
     Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures
          Contracts and Foreign Currency Transactions                                         809                   3,149
-----------------------------------------------------------------------------------------------------------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations                        8,510                  10,871
-----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders From:
     Net Investment Income:
          Class Z                                                                          (6,920)                 (7,989)
          Advisor Class                                                                        (7)                    (20)
          Class A                                                                             (46)                     (2)
          Class C                                                                             (44)                     (2)
          Class R                                                                               -                       -
          Institutional Class                                                                   -                       -
     Net Realized Gains from Investment Transactions:
          Class Z                                                                               -                       -
          Advisor Class                                                                         -                       -
          Class A                                                                               -                       -
          Class C                                                                               -                       -
          Class R                                                                               -                       -
          Institutional Class                                                                   -                       -
-----------------------------------------------------------------------------------------------------------------------------
     Total Dividends and Distributions                                                     (7,017)                 (8,013)
-----------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Derived from Capital Shares Transactions (1)       (27,718)                (69,519)
-----------------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                              (26,225)                (66,661)
-----------------------------------------------------------------------------------------------------------------------------
     Net Assets:
          Beginning of Period                                                             188,467                 255,128
-----------------------------------------------------------------------------------------------------------------------------
          End of Period                                                                  $162,242                $188,467
-----------------------------------------------------------------------------------------------------------------------------
     Undistributed (Distributions in Excess of) Net Investment Income/
          (Accumulated Net Investment Loss)                                              $      -                $     (3)
-----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)



                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ADVANTAGE GROWTH FUND
 Institutional Class (4)
 2008             $ 10.00      $    -      $(1.33)      $(1.33)    $     -     $    -        $    -          $   -       $ 8.67
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
 Class Z
 2008            $  14.20      $ 0.03      $(1.09)      $(1.06)    $ (0.03)    $    -        $(0.03)         $   -       $13.11
 2007               11.70        0.08        2.46         2.54       (0.04)         -         (0.04)             -        14.20
 2006               10.60        0.05        1.13         1.18       (0.08)         -         (0.08)             -        11.70
 2005                9.84        0.06        0.77         0.83       (0.07)         -         (0.07)             -        10.60
 2004                7.35        0.05        2.48         2.53       (0.04)         -         (0.04)             -         9.84
 Class A
 2008              $14.15      $(0.03)     $(1.05)      $(1.08)    $ (0.05)    $    -        $(0.05)         $   -       $13.02
 2007               11.68        0.05        2.44         2.49       (0.02)         -         (0.02)             -        14.15
 2006               10.58        0.03        1.13         1.16       (0.06)         -         (0.06)             -        11.68
 2005                9.83        0.04        0.77         0.81       (0.06)         -         (0.06)             -        10.58
 2004+++             8.66        0.03        1.18         1.21       (0.04)         -         (0.04)             -         9.83
 Class C
 2008              $13.98      $(0.13)     $(1.04)      $(1.17)    $ (0.02)    $    -        $(0.02)         $   -       $12.79
 2007               11.60       (0.06)       2.42         2.36           -          -             -           0.02        13.98
 2006               10.53       (0.05)       1.12         1.07           -          -             -              -        11.60
 2005                9.81       (0.04)       0.76         0.72           -          -             -              -        10.53
 2004+++             8.66       (0.02)       1.18         1.16       (0.01)         -         (0.01)             -         9.81
 Institutional Class
 2008              $14.20      $ 0.02      $(1.05)      $(1.03)    $ (0.08)    $    -        $(0.08)         $   -       $13.09
 2007 (2)           13.51        0.03        0.66         0.69           -          -             -              -        14.20
---------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL BARROW HANLEY VALUE FUND
 Class Z
 2008              $ 8.82      $ 0.14      $(0.97)      $(0.83)    $ (0.20)    $(1.14)       $(1.34)         $   -       $ 6.65
 2007               16.61        0.19        1.37         1.56       (0.21)     (9.14)        (9.35)             -         8.82
 2006               16.65        0.09        0.68         0.77       (0.14)     (0.67)        (0.81)             -        16.61
 2005               15.88        0.06        0.99         1.05       (0.05)     (0.23)        (0.28)             -        16.65
 2004               11.84        0.05        4.07         4.12       (0.06)     (0.02)        (0.08)             -        15.88
 Class A
 2008              $ 8.80      $ 0.12      $(0.97)      $(0.85)    $ (0.17)    $(1.14)       $(1.31)         $   -       $ 6.64
 2007               16.58        0.15        1.38         1.53       (0.17)     (9.14)        (9.31)             -         8.80
 2006               16.62        0.06        0.65         0.71       (0.08)     (0.67)        (0.75)             -        16.58
 2005               15.86        0.02        1.00         1.02       (0.03)     (0.23)        (0.26)             -        16.62
 2004+++            14.22        0.03        1.69         1.72       (0.06)     (0.02)        (0.08)             -        15.86
 Class C
 2008              $ 8.62      $ 0.05      $(0.95)      $(0.90)    $ (0.09)    $(1.14)       $(1.23)         $   -       $ 6.49
 2007               16.37        0.06        1.33         1.39           -      (9.14)        (9.14)             -         8.62
 2006               16.46       (0.06)       0.64         0.58           -      (0.67)        (0.67)             -        16.37
 2005               15.80       (0.11)       1.00         0.89           -      (0.23)        (0.23)             -        16.46
 2004+++            14.22       (0.05)       1.69         1.64       (0.04)     (0.02)        (0.06)             -        15.80
 Institutional Class
 2008              $ 8.83      $ 0.41      $(1.25)      $(0.84)    $ (0.22)    $(1.14)       $(1.36)         $   -       $ 6.63
 2007 (2)            8.69        0.05        0.09         0.14           -          -             -              -         8.83
---------------------------------------------------------------------------------------------------------------------------------


                                                                 Ratio of Net
                             Net       Ratio        Ratio         Investment
                           Assets     of Net      of Gross          Income
                            End       Expenses   Expenses to        (Loss)    Portfolio
                 Total    of Period  to Average   Average Net     to Average   Turnover
                Return+     (000)    Net Assets*  Assets^^^,*     Net Assets*    Rate+
-----------------------------------------------------------------------------------------
OLD MUTUAL ADVANTAGE GROWTH FUND
 Institutional Class (4)
 2008          (13.30)% $   78,781      1.00%           1.20%       (0.06)%     69.43%
-----------------------------------------------------------------------------------------
OLD MUTUAL ANALYTIC U.S. LONG/SHORT FUND
 Class Z
 2008           (7.47)% $   46,374      1.45%@          1.83%        0.18%     235.64%
 2007           21.74%     150,654      1.24%@          1.56%        0.59%      93.42%
 2006           11.16%      27,771      1.27%@          1.30%        0.47%     208.15%
 2005            8.49%      55,219      1.28%           1.28%        0.57%     173.71%
 2004           34.50%      65,668      1.24%           1.25%        0.59%     267.41%
 Class A
 2008           (7.66)% $   14,468      1.87%@          2.75%       (0.19)%    235.64%
 2007           21.33%       2,546      1.48%@          2.47%        0.39%      93.42%
 2006           10.97%         387      1.49%@          1.54%        0.29%     208.15%
 2005            8.21%         177      1.53%           1.53%        0.38%     173.71%
 2004+++        13.95%          82      1.48%           1.49%        0.41%     267.41%
 Class C
 2008           (8.41)% $    8,203      2.66%@          3.10%       (0.97)%    235.64%
 2007           20.52%         816      2.24%@          3.95%       (0.45)%     93.42%
 2006           10.16%         157      2.25%@          2.29%       (0.50)%    208.15%
 2005            7.34%          89      2.28%           2.28%       (0.42)%    173.71%
 2004+++        13.41%          78      2.23%           2.24%       (0.35)%    267.41%
 Institutional Class
 2008           (7.32)% $   44,322      1.47%@          1.63%        0.18%     235.64%
 2007 (2)        5.11%           -      1.01%@      2,495.13%        0.73%      93.42%
-----------------------------------------------------------------------------------------
OLD MUTUAL BARROW HANLEY VALUE FUND
 Class Z
 2008          (11.49)% $   86,801      1.10%           1.37%        1.59%       9.69%
 2007           14.03%     124,884      1.10%           1.43%        1.52%      62.56%
 2006            4.69%     311,142      1.37%           1.45%        0.51%      26.88%
 2005            6.64%   1,374,194      1.44%           1.46%        0.34%      20.03%
 2004           34.82%   1,128,195      1.48%           1.49%        0.36%      24.31%
 Class A
 2008          (11.68)% $    2,379      1.35%           2.38%        1.36%       9.69%
 2007           13.86%       2,806      1.35%           1.79%        1.27%      62.56%
 2006            4.34%       3,791      1.59%           1.66%        0.38%      26.88%
 2005            6.41%       5,827      1.69%           1.71%        0.12%      20.03%
 2004+++        12.07%       2,555      1.75%           1.76%        0.25%      24.31%
 Class C
 2008          (12.38)% $    2,567      2.10%           2.87%        0.61%       9.69%
 2007           12.78%       3,283      2.10%           2.56%        0.52%      62.56%
 2006            3.58%       5,988      2.35%           2.42%       (0.37)%     26.88%
 2005            5.62%      10,143      2.44%           2.46%       (0.65)%     20.03%
 2004+++        11.56%       3,093      2.50%           2.51%       (0.48)%     24.31%
 Institutional Class
 2008          (11.57)% $   51,690      0.90%           1.02%        2.00%       9.69%
 2007 (2)        1.61%           -      0.93%       2,546.53%        2.10%      62.56%
-----------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
 Class Z
 2008              $13.14      $(0.14)     $ 1.19 (6)   $ 1.05         $ -        $ -           $ -            $ -       $ 14.19
 2007               13.04       (0.13)       0.23         0.10           -          -             -              -         13.14
 2006               10.40       (0.14)       2.78         2.64           -          -             -              -         13.04
 2005               10.77       (0.13)      (0.24)       (0.37)          -          -             -              -         10.40
 2004                7.31       (0.14)       3.60         3.46           -          -             -              -         10.77
 Class A
 2008              $13.02      $(0.13)     $ 1.13 (6)   $ 1.00         $ -        $ -           $ -            $ -       $ 14.02
 2007               12.96       (0.16)       0.22         0.06           -          -             -              -         13.02
 2006               10.36       (0.17)       2.77         2.60           -          -             -              -         12.96
 2005               10.75       (0.15)      (0.24)       (0.39)          -          -             -              -         10.36
 2004++              9.69       (0.08)       1.14         1.06           -          -             -              -         10.75
 Class C
 2008              $12.68      $(0.23)     $ 1.12 (6)   $ 0.89         $ -        $ -           $ -            $ -       $ 13.57
 2007               12.72       (0.25)       0.21        (0.04)          -          -             -              -         12.68
 2006               10.24       (0.25)       2.73         2.48           -          -             -              -         12.72
 2005               10.71       (0.23)      (0.24)       (0.47)          -          -             -              -         10.24
 2004++              9.69       (0.13)       1.15         1.02           -          -             -              -         10.71
 Institutional Class
 2008              $13.14      $(0.13)     $ 1.21 (6)   $ 1.08         $ -        $ -           $ -            $ -       $ 14.22
 2007 (2)           13.02       (0.03)       0.15         0.12           -          -             -              -         13.14
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DEVELOPING GROWTH FUND
 Class Z
 2008              $15.79      $(0.19)     $(1.21)      $(1.40)        $ -        $ -           $ -            $ -       $ 14.39
 2007               15.83       (0.16)       0.12        (0.04)          -          -             -              -         15.79
 2006               12.42       (0.17)       3.58         3.41           -          -             -              -         15.83
 2005               12.66       (0.16)      (0.08)       (0.27)          -          -             -              -         12.42
 2004                7.94       (0.16)       4.88         4.72           -          -             -              -         12.66
 Class A
 2008              $15.63      $(0.15)     $(1.26)      $(1.41)        $ -        $ -           $ -            $ -       $ 14.22
 2007               15.71       (0.20)       0.12        (0.08)          -          -             -              -         15.63
 2006               12.36       (0.20)       3.55         3.35           -          -             -              -         15.71
 2005               12.63       (0.19)      (0.08)       (0.27)          -          -             -              -         12.36
 2004++             12.03       (0.10)       0.70         0.60           -          -             -              -         12.63
 Class C
 2008              $15.23      $(0.32)     $(1.18)      $(1.50)        $ -        $ -           $ -            $ -       $ 13.73
 2007               15.42       (0.30)       0.11        (0.19)          -          -             -              -         15.23
 2006               12.22       (0.30)       3.50         3.20           -          -             -              -         15.42
 2005               12.59       (0.28)      (0.09)       (0.37)          -          -             -              -         12.22
 2004++             12.03       (0.15)       0.71         0.56           -          -             -              -         12.59
 Institutional Class
 2008             $ 15.79      $(0.11)     $(1.25)      $(1.36)        $ -        $ -           $ -            $ -       $ 14.43
 2007 (2)           15.20       (0.04)       0.63         0.59           -          -             -              -         15.79
----------------------------------------------------------------------------------------------------------------------------------


                                                                Ratio of Net
                            Net       Ratio      Ratio of        Investment
                          Assets     of Net        Gross           Income
                           End       Expenses   Expenses to        (Loss)    Portfolio
                Total    of Period  to Average   Average Net     to Average   Turnover
               Return+     (000)    Net Assets*  Assets^^^,*     Net Assets*    Rate+
---------------------------------------------------------------------------------------
OLD MUTUAL COLUMBUS CIRCLE TECHNOLOGY AND COMMUNICATIONS FUND
 Class Z
 2008          7.99% (6) $152,823      1.45%           1.83%      (0.91)%     243.11%
 2007          0.77%      160,833      1.45%           1.84%      (1.06)%     126.47%
 2006         25.38%      222,617      1.59%           1.62%      (1.24)%     104.99%
 2005         (3.44)%     229,768      1.64%           1.64%      (1.22)%      63.05%
 2004         47.33%      314,112      1.66%           1.67%      (1.40)%     135.24%
 Class A
 2008          7.68% (6) $  1,670      1.70%           3.86%      (0.97)%     243.11%
 2007          0.46%           73      1.70%           8.11%      (1.31)%     126.47%
 2006         25.10%           67      1.83%           1.87%      (1.48)%     104.99%
 2005         (3.63)%          53      1.90%           1.90%      (1.47)%      63.05%
 2004++       10.94%           55      1.86%           1.87%      (1.56)%     135.24%
 Class C
 2008          7.02% (6) $  1,863      2.45%           4.60%      (1.71)%     243.11%
 2007         (0.31)%         123      2.45%           6.06%      (2.06)%     126.47%
 2006         24.22%          124      2.57%           2.61%      (2.19)%     104.99%
 2005         (4.39)%          53      2.65%           2.65%      (2.22)%      63.05%
 2004++       10.53%           55      2.61%           2.62%      (2.31)%     135.24%
 Institutional Class
 2008          8.22% (6) $      -      1.20%       1,490.14%      (0.36)%     243.11%
 2007 (2)      0.92%            -      1.22%       2,547.92%      (0.80)%     126.47%
---------------------------------------------------------------------------------------
OLD MUTUAL DEVELOPING GROWTH FUND
 Class Z
 2008         (8.87)%    $127,070      1.30%           1.62%      (1.10)%     198.93%
 2007         (0.25)%     160,761      1.30%           1.57%      (1.08)%     221.65%
 2006         27.46%      182,191      1.43%           1.45%      (1.23)%     157.70%
 2005         (1.90)%     184,294      1.46%           1.47%      (1.36)%      68.28%
 2004         59.45%      278,178      1.40%           1.41%      (1.30)%      96.38%
 Class A
 2008         (9.02)%    $     10      1.55%         105.40%      (0.92)%     198.93%
 2007         (0.51)%          65      1.55%           8.19%      (1.33)%     221.65%
 2006         27.10%           65      1.68%           1.70%      (1.48)%     157.70%
 2005         (2.14)%          51      1.71%           1.72%      (1.61)%      68.28%
 2004++        4.99%           53      1.62%           1.63%      (1.57)%      96.38%
 Class C
 2008         (9.85)%    $     59      2.30%          23.71%      (1.96)%     198.93%
 2007         (1.23)%         122      2.30%           6.89%      (2.08)%     221.65%
 2006         26.19%           92      2.41%           2.44%      (2.21)%     157.70%
 2005         (2.94)%          51      2.46%           2.47%      (2.36)%      68.28%
 2004++        4.66%           52      2.37%           2.38%      (2.32)%      96.38%
 Institutional Class
 2008         (8.61)%    $ 16,200      1.05%           1.44%      (0.74)%     198.93%
 2007 (2)      3.88%            -      1.07%       2,511.60%      (0.98)%     221.65%
---------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)



                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DISCOVER VALUE FUND
 Institutional Class
 2008 (4)         $ 10.00      $    -     $ (0.58)     $ (0.58)    $     -     $    -       $     -            $ -        $ 9.42
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL FOCUSED FUND
 Class Z
 2008             $ 23.53      $ 0.19     $ (0.86)     $ (0.67)    $ (0.06)    $(0.96)      $ (1.02)           $ -       $ 21.84
 2007               20.36        0.13        3.10         3.23       (0.06)         -         (0.06)             -         23.53
 2006               18.61        0.02        1.82         1.84       (0.09)         -         (0.09)             -         20.36
 2005               17.19        0.07        1.35         1.42           -          -             -              -         18.61
 2004               12.01       (0.02)       5.20         5.18           -          -             -              -         17.19
 Class A
 2008             $ 23.39      $ 0.11     $ (0.83)     $ (0.72)    $ (0.03)    $(0.96)      $ (0.99)           $ -       $ 21.68
 2007               20.29        0.12        3.03         3.15       (0.05)         -         (0.05)             -         23.39
 2006               18.55       (0.03)       1.81         1.78       (0.04)         -         (0.04)             -         20.29
 2005               17.17        0.03        1.35         1.38           -          -             -              -         18.55
 2004++             14.79       (0.03)       2.41         2.38           -          -             -              -         17.17
 Class C
 2008             $ 22.88     $ (0.02)    $ (0.84)     $ (0.86)    $ (0.01)    $(0.96)      $ (0.97)           $ -       $ 21.05
 2007               19.95       (0.07)       3.00         2.93           -          -             -              -         22.88
 2006               18.34       (0.17)       1.78         1.61           -          -             -              -         19.95
 2005               17.10       (0.10)       1.34         1.24           -          -             -              -         18.34
 2004++             14.79       (0.09)       2.40         2.31           -          -             -              -         17.10
 Institutional Class
 2008             $ 23.54      $ 0.29     $ (0.93)     $ (0.64)    $ (0.13)    $(0.96)      $ (1.09)           $ -       $ 21.81
 2007 (2)           24.26        0.06       (0.78)       (0.72)          -          -             -              -         23.54
----------------------------------------------------------------------------------------------------------------------------------


                                                                  Ratio of Net
                              Net       Ratio        Ratio         Investment
                            Assets     of Net      of Gross          Income
                             End       Expenses   Expenses to        (Loss)    Portfolio
                  Total    of Period  to Average   Average Net     to Average   Turnover
                 Return+     (000)    Net Assets*  Assets^^^,*     Net Assets*    Rate+
-----------------------------------------------------------------------------------------
OLD MUTUAL DISCOVER VALUE FUND
 Institutional Class
 2008 (4)         (5.80)%  $ 33,754      1.17%          1.40%         (0.13)%     65.99%
-----------------------------------------------------------------------------------------
OLD MUTUAL FOCUSED FUND
 Class Z
 2008             (3.21)%   $17,780      1.15%          1.36%          0.78%      97.93%
 2007             15.85%     25,555      1.15%          1.44%          0.57%      95.63%
 2006              9.88%     17,566      1.39%          1.47%          0.08%     110.47%
 2005              8.26%     19,724      1.49%          1.62%          0.42%     192.04%
 2004             43.13%     26,574      1.50%          1.54%         (0.15)%    240.63%
 Class A
 2008             (3.46)%   $ 1,690      1.40%          2.20%          0.44%      97.93%
 2007             15.52%      3,265      1.40%          1.73%          0.50%      95.63%
 2006              9.59%         69      1.64%          1.72%         (0.15)%    110.47%
 2005              8.04%         63      1.74%          1.87%          0.20%     192.04%
 2004++           16.09%         58      1.77%          1.85%         (0.36)%    240.63%
 Class C
 2008             (4.15)%   $   458      2.15%          7.37%         (0.08)%     97.93%
 2007             14.69%        238      2.15%          5.22%         (0.33)%     95.63%
 2006              8.78%         67      2.39%          2.47%         (0.90)%    110.47%
 2005              7.25%         62      2.49%          2.62%         (0.55)%    192.04%
 2004++           15.62%         58      2.52%          2.60%         (1.11)%    240.63%
 Institutional Class
 2008             (3.12)%   $23,097      0.80%          1.02%          1.46%      97.93%
 2007 (2)         (2.97)%         -      0.83%      2,604.40%          0.91%      95.63%
-----------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL GROWTH FUND
 Class Z
 2008             $ 23.90     $ (0.12)    $  1.14       $ 1.02     $ (0.02)       $ -       $ (0.02)           $ -       $ 24.90
 2007               23.21       (0.08)       0.77         0.69           -          -             -              -         23.90
 2006               18.36       (0.12)       4.97         4.85           -          -             -              -         23.21
 2005               18.34       (0.19)       0.21         0.02           -          -             -              -         18.36
 2004               13.90       (0.20)       4.64         4.44           -          -             -              -         18.34
 Class A
 2008             $ 23.70     $ (0.13)    $  1.08       $ 0.95     $ (0.03)       $ -       $ (0.03)           $ -       $ 24.62
 2007               23.07       (0.13)       0.76         0.63           -          -             -              -         23.70
 2006               18.29       (0.14)       4.92         4.78           -          -             -              -         23.07
 2005               18.32       (0.25)       0.22        (0.03)          -          -             -              -         18.29
 2004++             16.68       (0.13)       1.77         1.64           -          -             -              -         18.32
 Class C
 2008             $ 23.08     $ (0.30)    $  1.06       $ 0.76     $ (0.05)       $ -       $ (0.05)           $ -       $ 23.79
 2007               22.64       (0.30)       0.74         0.44           -          -             -              -         23.08
 2006               18.09       (0.30)       4.85         4.55           -          -             -              -         22.64
 2005               18.25       (0.38)       0.22        (0.16)          -          -             -              -         18.09
 2004++             16.68       (0.20)       1.77         1.57           -          -             -              -         18.25
 Institutional Class
 2008             $ 23.91     $ (0.19)    $  1.13       $ 0.94     $ (0.06)       $ -       $ (0.06)           $ -       $ 24.79
 2007 (2)           23.05       (0.02)       0.88         0.86           -          -             -              -         23.91
-----------------------------------------------------------------------------------------------------------------------------------


                                                                 Ratio of Net
                             Net       Ratio      Ratio of        Investment
                           Assets     of Net        Gross           Income
                            End       Expenses   Expenses to        (Loss)    Portfolio
                 Total    of Period  to Average   Average Net     to Average   Turnover
                Return+     (000)    Net Assets*  Assets^^^,*     Net Assets*    Rate+
----------------------------------------------------------------------------------------
OLD MUTUAL GROWTH FUND
 Class Z
 2008             4.26%  $ 474,654      1.10%          1.34%         (0.44)%     95.38%
 2007             2.97%    531,797      1.10%          1.33%         (0.36)%     93.58%
 2006            26.42%    655,520      1.35%          1.37%         (0.61)%    102.94%
 2005             0.11%    714,903      1.40%          1.40%         (1.16)%     36.93%
 2004            31.94%    986,917      1.38%          1.39%         (1.16)%    163.61%
 Class A
 2008             4.01%  $     240      1.35%         16.50%         (0.53)%     95.38%
 2007             2.73%         96      1.35%          5.41%         (0.56)%     93.58%
 2006            26.13%        224      1.55%          1.57%         (0.67)%    102.94%
 2005            (0.16)%        55      1.65%          1.65%         (1.41)%     36.93%
 2004++           9.83%         55      1.61%          1.62%         (1.42)%    163.61%
 Class C
 2008             3.25%  $   2,379      2.10%          4.04%         (1.30)%     95.38%
 2007             1.94%        145      2.10%          5.91%         (1.36)%     93.58%
 2006            25.15%         68      2.34%          2.36%         (1.53)%    102.94%
 2005            (0.88)%        54      2.40%          2.40%         (2.16)%     36.93%
 2004++           9.41%         55      2.36%          2.37%         (2.17)%    163.61%
 Institutional Cass
 2008             3.91%  $       -      0.95%      3,578.21%         (0.75)%     95.38%
 2007 (2)         3.73%          -      0.97%      2,515.87%         (0.30)%     93.58%
----------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)


                   Net                 Realized and
                  Asset        Net      Unrealized                Dividends  Distributions               Total
                  Value    Investment    Gains or        Total    from Net      from        Return     Dividends
                Beginning    Income      (Losses)        from     Investment   Capital        of          and        Redemption
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Capital  Distributions      Fees
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL HEITMAN REIT FUND
 Class Z
 2008              $15.34      $ 0.09     $ (2.85)     $ (2.76)     $(0.27)   $ (3.19)    $    -       $ (3.46)          $ -
 2007               14.28        0.12        2.57         2.69       (0.30)     (1.33)         -         (1.63)            -
 2006               11.77        0.10        4.07         4.17       (0.19)     (1.36)     (0.11) (3)    (1.66)            -
 2005               11.66        0.30        1.01^^^^     1.31       (0.29)     (0.91)         -         (1.20)            -
 2004                8.06        0.31        3.80         4.11       (0.34)     (0.12)     (0.05) (3)    (0.51)            -
 Class A
 2008              $15.34      $ 0.29     $ (3.07)     $ (2.78)     $(0.29)   $ (3.19)    $    -       $ (3.48)          $ -
 2007               14.28        0.08        2.57         2.65       (0.26)     (1.33)         -         (1.59)            -
 2006               11.77        0.07        4.07         4.14       (0.16)     (1.36)     (0.11) (3)    (1.63)            -
 2005               11.66        0.27        1.01^^^^     1.28       (0.26)     (0.91)         -         (1.17)            -
 2004++              9.84        0.14        2.02         2.16       (0.20)     (0.12)     (0.02) (3)    (0.34)            -
 Class C
 2008              $15.32      $(0.01)    $ (2.87)     $ (2.88)     $(0.14)   $ (3.19)    $    -       $ (3.33)          $ -
 2007               14.25           -        2.54         2.54       (0.14)     (1.33)         -         (1.47)            -
 2006               11.75       (0.04)       4.08         4.04       (0.07)     (1.36)     (0.11) (3)    (1.54)            -
 2005               11.65        0.18        1.01^^^^     1.19       (0.18)     (0.91)         -         (1.09)            -
 2004++              9.84        0.03        2.09         2.12       (0.17)     (0.12)     (0.02) (3)    (0.31)            -
 Institutional Class
 2008              $15.34      $ 0.32     $ (3.07)     $ (2.75)     $(0.34)   $ (3.19)    $    -       $ (3.53)          $ -
 2007 (2)           15.00        0.10        0.40         0.50       (0.16)         -          -         (0.16)            -
----------------------------------------------------------------------------------------------------------------------------------


                                                                            Ratio of Net
                 Net                     Net       Ratio       Ratio of       Investment
                Asset                  Assets      of Net       Gross          Income
                Value                   End       Expenses   Expenses to       (Loss)     Portfolio
                 End        Total     of Period  to Average   Average Net     to Average   Turnover
              of Period    Return+      (000)    Net Assets*  Assets^^^,*     Net Assets*    Rate+
----------------------------------------------------------------------------------------------------
OLD MUTUAL HEITMAN REIT FUND
 Class Z
 2008           $ 9.12      (18.90)%  $ 68,843      1.25%          1.36%          0.71%    66.23%
 2007            15.34       19.20%    181,763      1.25%          1.30%          0.79%    67.95%
 2006            14.28       37.47%    182,951      1.31%          1.31%          0.73%    69.95%
 2005            11.77       10.96%    145,088      1.31%          1.31%          2.52%    82.58%
 2004            11.66       52.08%    133,980      1.30%          1.31%          3.15%    78.20%
 Class A
 2008           $ 9.08      (19.05)%  $ 10,438      1.50%          1.64%          3.14%    66.23%
 2007            15.34       18.89%        389      1.50%          2.71%          0.56%    67.95%
 2006            14.28       37.16%        267      1.56%          1.56%          0.54%    69.95%
 2005            11.77       10.70%         68      1.56%          1.56%          2.27%    82.58%
 2004++          11.66       22.35%         61      1.56%          1.57%          2.63%    78.20%
 Class C
 2008           $ 9.11      (19.69)%  $    294      2.25%         10.88%         (0.10)%   66.23%
 2007            15.32       18.07%        388      2.25%          3.35%         (0.03)%   67.95%
 2006            14.25       36.17%        533      2.31%          2.31%         (0.28)%   69.95%
 2005            11.75        9.88%        236      2.31%          2.31%          1.54%    82.58%
 2004++          11.65       21.90%        156      2.30%          2.31%          0.63%    78.20%
 Institutional Class
 2008           $ 9.06      (18.85)%  $ 24,318      0.95%          1.26%          3.98%    66.23%
 2007 (2)        15.34        3.37%          -      0.96%      2,435.56%          2.22%    67.95%
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP FUND
 Class Z
 2008             $ 15.36      $ 0.11     $ (0.52)     $ (0.41)    $ (0.08)       $ -       $ (0.08)           $ -       $ 14.87
 2007               13.13        0.09        2.19         2.28       (0.05)         -         (0.05)             -         15.36
 2006               12.13        0.08        0.99         1.07       (0.07)         -         (0.07)             -         13.13
 2005               11.93        0.08        0.25         0.33       (0.13)         -         (0.13)             -         12.13
 2004                9.50        0.15        2.43         2.58       (0.15)         -         (0.15)             -         11.93
 Class A
 2008             $ 15.32      $ 0.08     $ (0.54)     $ (0.46)    $ (0.07)       $ -       $ (0.07)           $ -       $ 14.79
 2007               13.12        0.04        2.19         2.23       (0.03)         -         (0.03)             -         15.32
 2006               12.12        0.05        0.99         1.04       (0.04)         -         (0.04)             -         13.12
 2005               11.92        0.06        0.24         0.30       (0.10)         -         (0.10)             -         12.12
 2004++             11.08        0.05        0.93         0.98       (0.14)         -         (0.14)             -         11.92
 Class C
 2008             $ 15.13      $(0.06)    $ (0.53)     $ (0.59)    $     -        $ -       $     -            $ -       $ 14.54
 2007               13.02       (0.06)       2.17         2.11           -          -             -              -         15.13
 2006               12.09       (0.05)       0.98         0.93           -          -             -              -         13.02
 2005               11.89       (0.03)       0.25         0.22       (0.02)         -         (0.02)             -         12.09
 2004++             11.08        0.01        0.92         0.93       (0.12)         -         (0.12)             -         11.89
 Institutional Class
 2008             $ 15.38      $ 0.15     $ (0.54)     $ (0.39)    $ (0.12)       $ -       $ (0.12)           $ -       $ 14.87
 2007 (2)           15.68        0.03       (0.33)       (0.30)          -          -             -              -         15.38
----------------------------------------------------------------------------------------------------------------------------------


                                       Ratio                     Ratio of Net
                             Net       of Net      Ratio of       Investment
                           Assets     Expenses       Gross          Income
                            End     to Average   Expenses to        (Loss)    Portfolio
                 Total    of Period     Net       Average Net     to Average   Turnover
                Return+     (000)     Assets*     Assets^^^,*     Net Assets*    Rate+
----------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP FUND
 Class Z
 2008            (2.73)%  $ 60,675      1.15%          1.36%          0.68%      81.87%
 2007            17.32%    101,625      1.15%          1.22%          0.58%     176.89%
 2006             8.86%     83,294      1.23%          1.24%          0.64%      77.33%
 2005             2.73%    122,043      1.21%          1.21%          0.69%     152.98%
 2004            27.20%    214,710      1.20%          1.21%          1.34%     252.96%
 Class A
 2008            (3.02)%  $    700      1.40%          4.74%          0.51%      81.87%
 2007            16.99%        374      1.40%          4.48%          0.29%     176.89%
 2006             8.61%         61      1.48%          1.49%          0.38%      77.33%
 2005             2.50%         56      1.46%          1.46%          0.47%     152.98%
 2004++           8.91%         54      1.45%          1.46%          0.86%     252.96%
 Class C
 2008            (3.90)%  $     79      2.15%         20.75%         (0.37)%     81.87%
 2007            16.21%        125      2.15%          7.38%         (0.42)%    176.89%
 2006             7.69%         59      2.23%          2.24%         (0.37)%     77.33%
 2005             1.81%         55      2.21%          2.21%         (0.29)%    152.98%
 2004++           8.49%         54      2.20%          2.21%          0.11%     252.96%
 Institutional Class
 2008            (2.59)%  $      -      0.85%      3,760.32%          0.94%      81.87%
 2007 (2)        (1.91)%         -      0.87%      2,589.54%          0.68%     176.89%
----------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)



                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption    End of
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees       Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH FUND
 Class Z
 2008             $ 23.38      $(0.04)    $  0.56       $ 0.52         $ -        $ -           $ -            $ -        $23.90
 2007               22.82       (0.08)       0.64         0.56           -          -             -              -         23.38
 2006               19.20       (0.10)       3.72         3.62           -          -             -              -         22.82
 2005               19.80       (0.08)      (0.52)       (0.60)          -          -             -              -         19.20
 2004               15.10       (0.15)       4.85         4.70           -          -             -              -         19.80
 Class A
 2008             $ 23.17      $(0.08)    $  0.53       $ 0.45         $ -        $ -           $ -            $ -        $23.62
 2007               22.67       (0.14)       0.64         0.50           -          -             -              -         23.17
 2006               19.12       (0.15)       3.70         3.55           -          -             -              -         22.67
 2005               19.77       (0.14)      (0.51)       (0.65)          -          -             -              -         19.12
 2004+++            17.45       (0.14)       2.46         2.32           -          -             -              -         19.77
 Class C
 2008             $ 22.54      $(0.31)    $  0.57       $ 0.26         $ -        $ -           $ -            $ -        $22.80
 2007               22.22       (0.29)       0.61         0.32           -          -             -              -         22.54
 2006               18.88       (0.30)       3.64         3.34           -          -             -              -         22.22
 2005               19.67       (0.27)      (0.52)       (0.79)          -          -             -              -         18.88
 2004+++            17.45       (0.23)       2.45         2.22           -          -             -              -         19.67
 Institutional Class
 2008             $ 23.40      $ 0.03     $  0.56       $ 0.59         $ -        $ -           $ -            $ -        $23.99
 2007 (2)           23.37           -        0.03         0.03           -          -             -              -         23.40
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
 Class Z
 2008             $ 18.28      $(0.06)    $  0.69       $ 0.63         $ -        $ -           $ -            $ -        $18.91
 2007               17.78       (0.08)       0.58         0.50           -          -             -              -         18.28
 2006               14.03       (0.14)       3.89         3.75           -          -             -              -         17.78
 2005               15.12       (0.09)      (1.00)       (1.09)          -          -             -              -         14.03
 2004               11.35       (0.17)       3.94         3.77           -          -             -              -         15.12
 Class A
 2008             $ 18.11      $(0.10)    $  0.68       $ 0.58         $ -        $ -           $ -            $ -        $18.69
 2007               17.66       (0.12)       0.57         0.45           -          -             -              -         18.11
 2006               13.97       (0.17)       3.86         3.69           -          -             -              -         17.66
 2005               15.10       (0.13)      (1.00)       (1.13)          -          -             -              -         13.97
 2004++             13.31       (0.12)       1.91         1.79           -          -             -              -         15.10
 Class C
 2008             $ 17.65      $(0.23)    $  0.65       $ 0.42         $ -        $ -           $ -            $ -        $18.07
 2007               17.34       (0.25)       0.56         0.31           -          -             -              -         17.65
 2006               13.82       (0.29)       3.81         3.52           -          -             -              -         17.34
 2005               15.05       (0.24)      (0.99)       (1.23)          -          -             -              -         13.82
 2004++             13.31       (0.17)       1.91         1.74           -          -             -              -         15.05
 Institutional Class
 2008             $ 18.29      $(0.01)    $  0.68       $ 0.67         $ -        $ -           $ -            $ -        $18.96
 2007 (2)           18.33       (0.01)      (0.03)       (0.04)          -          -             -              -         18.29
----------------------------------------------------------------------------------------------------------------------------------


                                       Ratio                     Ratio of Net
                             Net       of Net      Ratio of       Investment
                           Assets     Expenses       Gross          Income
                            End     to Average   Expenses to        (Loss)    Portfolio
                 Total    of Period     Net       Average Net     to Average   Turnover
                Return+     (000)     Assets*     Assets^^^,*     Net Assets*    Rate+
----------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH FUND
 Class Z
 2008             2.22%   $ 72,662      1.25%          1.56%         (0.16)%     94.82%
 2007             2.45%     86,240      1.25%          1.43%         (0.34)%    140.62%
 2006            18.85%    111,398      1.31%          1.33%         (0.49)%    110.59%
 2005            (3.03)%   143,955      1.32%          1.32%         (0.43)%     35.70%
 2004            31.13%    184,688      1.34%          1.35%         (0.83)%     63.17%
 Class A
 2008             1.94%   $    318      1.50%         11.89%         (0.35)%     94.82%
 2007             2.21%        169      1.50%          4.49%         (0.61)%    140.62%
 2006            18.57%         65      1.56%          1.57%         (0.70)%    110.59%
 2005            (3.29)%        55      1.57%          1.57%         (0.72)%     35.70%
 2004+++         13.30%         77      1.58%          1.59%         (1.09)%     63.17%
 Class C
 2008             1.15%   $    112      2.25%         24.68%         (1.23)%     94.82%
 2007             1.44%         83      2.25%          7.59%         (1.34)%    140.62%
 2006            17.69%         79      2.31%          2.32%         (1.44)%    110.59%
 2005            (4.02)%        67      2.32%          2.32%         (1.40)%     35.70%
 2004+++         12.72%         56      2.33%          2.34%         (1.83)%     63.17%
 Institutional Class
 2008             2.52%   $      -      0.95%      3,638.04%          0.10%      94.82%
 2007 (2)         0.13%          -      0.97%      2,554.60%         (0.01)%    140.62%
----------------------------------------------------------------------------------------
OLD MUTUAL LARGE CAP GROWTH CONCENTRATED FUND
 Class Z
 2008             3.45%   $ 94,245      1.25%          1.68%         (0.31)%    112.65%
 2007             2.81%    111,341      1.25%          1.51%         (0.44)%    157.06%
 2006            26.73%    140,148      1.41%          1.44%         (0.90)%    128.58%
 2005            (7.21)%   153,215      1.46%          1.46%         (0.64)%     41.95%
 2004            33.22%    217,059      1.46%          1.47%         (1.24)%     73.65%
 Class A
 2008             3.20%   $  2,002      1.50%          3.31%         (0.51)%    112.65%
 2007             2.55%        660      1.50%          2.78%         (0.67)%    157.06%
 2006            26.41%         84      1.64%          1.68%         (1.05)%    128.58%
 2005            (7.48)%        52      1.71%          1.71%         (0.88)%     41.95%
 2004++          13.45%         57      1.70%          1.71%         (1.56)%     73.65%
 Class C
 2008             2.38%   $  2,954      2.25%          3.41%         (1.25)%    112.65%
 2007             1.79%        226      2.25%          5.00%         (1.45)%    157.06%
 2006            25.47%        110      2.41%          2.44%         (1.84)%    128.58%
 2005            (8.17)%        62      2.46%          2.46%         (1.60)%     41.95%
 2004++          13.07%         57      2.45%          2.46%         (2.31)%     73.65%
 Institutional Class
 2008             3.66%   $      -      0.95%      3,758.64%         (0.05)%    112.65%
 2007 (2)        (0.22)%         -      0.97%      2,564.04%         (0.16)%    157.06%
----------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL MID-CAP FUND
 Class Z
 2008              $16.39     $  0.02     $ (1.34)     $ (1.32)     $    -    $ (4.27)       $(4.27)           $ -        $10.80
 2007               19.46       (0.08)       1.11         1.03           -      (4.10)        (4.10)             -         16.39
 2006               17.97       (0.05)       3.09         3.04       (0.01)     (1.54)        (1.55)             -         19.46
 2005               17.93       (0.03)       1.73         1.70           -      (1.66)        (1.66)             -         17.97
 2004               12.29       (0.07)       5.71         5.64           -          -             -              -         17.93
 Class A
 2008              $16.20     $ (0.03)    $ (1.30)     $ (1.33)     $    -    $ (4.27)       $(4.27)           $ -        $10.60
 2007               19.32       (0.12)       1.10         0.98           -      (4.10)        (4.10)             -         16.20
 2006               17.88       (0.09)       3.07         2.98           -      (1.54)        (1.54)             -         19.32
 2005               17.90       (0.07)       1.71         1.64           -      (1.66)        (1.66)             -         17.88
 2004+++            14.59       (0.08)       3.39         3.31           -          -             -              -         17.90
 Class C
 2008              $15.63     $ (0.13)    $ (1.23)     $ (1.36)     $    -    $ (4.27)       $(4.27)           $ -        $10.00
 2007               18.92       (0.24)       1.05         0.81           -      (4.10)        (4.10)             -         15.63
 2006               17.66       (0.23)       3.03         2.80           -      (1.54)        (1.54)             -         18.92
 2005               17.82       (0.18)       1.68         1.50           -      (1.66)        (1.66)             -         17.66
 2004+++            14.59       (0.16)       3.39         3.23           -          -             -              -         17.82
 Institutional Class
 2008              $16.40     $  0.03     $ (1.34)     $ (1.31)     $    -    $ (4.27)       $(4.27)           $ -        $10.82
 2007 (2)           16.09       (0.01)       0.32         0.31           -          -             -              -         16.40
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SELECT GROWTH FUND
 Class Z
 2008              $25.56     $ (0.20)    $  0.64       $ 0.44         $ -        $ -          $  -            $ -        $26.00
 2007               24.63       (0.14)       1.07         0.93           -          -             -              -         25.56
 2006               19.95       (0.20)       4.88         4.68           -          -             -              -         24.63
 2005               20.91       (0.26)      (0.70)       (0.96)          -          -             -              -         19.95
 2004               15.71       (0.28)       5.48         5.20           -          -             -              -         20.91
 Class A
 2008              $25.33     $ (0.23)    $  0.61       $ 0.38         $ -        $ -          $  -            $ -        $25.71
 2007               24.47       (0.21)       1.07         0.86           -          -             -              -         25.33
 2006               19.87       (0.25)       4.85         4.60           -          -             -              -         24.47
 2005               20.88       (0.31)      (0.70)       (1.01)          -          -             -              -         19.87
 2004++             19.43       (0.18)       1.63         1.45           -          -             -              -         20.88
 Class C
 2008              $24.68     $ (0.43)    $  0.60       $ 0.17         $ -        $ -          $  -            $ -        $24.85
 2007               24.01       (0.38)       1.05         0.67           -          -             -              -         24.68
 2006               19.65       (0.41)       4.77         4.36           -          -             -              -         24.01
 2005               20.80       (0.46)      (0.69)       (1.15)          -          -             -              -         19.65
 2004++             19.43       (0.26)       1.63         1.37           -          -             -              -         20.80
 Institutional Class
 2008              $25.57     $ (0.09)    $  0.57       $ 0.48         $ -        $ -          $  -            $ -        $26.05
 2007 (2)           25.49       (0.03)       0.11         0.08           -          -             -              -         25.57
----------------------------------------------------------------------------------------------------------------------------------


                                       Ratio                     Ratio of Net
                             Net       of Net      Ratio of       Investment
                           Assets     Expenses       Gross          Income
                            End     to Average   Expenses to        (Loss)    Portfolio
                 Total    of Period     Net       Average Net     to Average   Turnover
                Return+     (000)     Assets*     Assets^^^,*     Net Assets*    Rate+
----------------------------------------------------------------------------------------
OLD MUTUAL MID-CAP FUND
 Class Z
 2008           (11.26)%  $138,161      1.20%          1.41%          0.11%     119.16%
 2007             7.91%    247,662      1.20%          1.38%         (0.45)%     99.00%
 2006            17.52%    403,953      1.32%          1.35%         (0.25)%     81.91%
 2005             9.59%    455,657      1.33%          1.33%         (0.18)%    116.71%
 2004            45.89%    452,530      1.37%          1.38%         (0.47)%    143.80%
 Class A
 2008           (11.49)%  $    672      1.45%          3.65%         (0.20)%    119.16%
 2007             7.66%        150      1.45%          3.77%         (0.71)%     99.00%
 2006            17.23%        199      1.58%          1.60%         (0.49)%     81.91%
 2005             9.26%        258      1.58%          1.58%         (0.39)%    116.71%
 2004+++         22.69%        191      1.62%          1.63%         (0.69)%    143.80%
 Class C
 2008           (12.15)%  $    170      2.20%         12.22%         (0.91)%    119.16%
 2007             6.82%        337      2.20%          3.76%         (1.44)%     99.00%
 2006            16.41%        290      2.31%          2.34%         (1.25)%     81.91%
 2005             8.50%        169      2.33%          2.33%         (1.01)%    116.71%
 2004+++         22.14%         92      2.37%          2.38%         (1.43)%    143.80%
 Institutional Class
 2008           (11.19)%  $ 11,444      1.00%          1.73%          0.26%     119.16%
 2007 (2)         1.93%          -      1.03%      2,523.01%         (0.25)%     99.00%
----------------------------------------------------------------------------------------
OLD MUTUAL SELECT GROWTH FUND
 Class Z
 2008             1.72%   $102,722      1.25%          1.69%         (0.67)%    173.62%
 2007             3.78%    118,721      1.25%          1.61%         (0.58)%    201.17%
 2006            23.46%    150,145      1.46%          1.51%         (0.93)%    157.84%
 2005            (4.59)%   163,617      1.53%          1.53%         (1.28)%    141.68%
 2004            33.10%    231,034      1.52%          1.53%         (1.44)%    179.85%
 Class A
 2008             1.50%   $  1,105      1.50%          9.81%         (0.92)%    173.62%
 2007             3.51%        133      1.50%          5.23%         (0.88)%    201.17%
 2006            23.15%         63      1.71%          1.76%         (1.14)%    157.84%
 2005            (4.84)%        51      1.78%          1.78%         (1.52)%    141.68%
 2004++           7.46%         54      1.76%          1.77%         (1.68)%    179.85%
 Class C
 2008             0.69%   $    680      2.25%          9.00%         (1.67)%    173.62%
 2007             2.79%         64      2.25%          8.93%         (1.59)%    201.17%
 2006            22.19%         62      2.46%          2.51%         (1.90)%    157.84%
 2005            (5.53)%        51      2.53%          2.53%         (2.27)%    141.68%
 2004++           7.05%         54      2.51%          2.52%         (2.43)%    179.85%
 Institutional Class
 2008             1.88%   $    115      0.95%        128.14%         (0.38)%    173.62%
 2007 (2)         0.31%          -      0.97%      2,563.60%         (0.49)%    201.17%
----------------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)



                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP FUND
 Class Z
 2008              $27.90      $ 0.27     $ (2.31)     $ (2.04)     $(0.24)       $ -       $ (0.24)           $ -       $ 25.62
 2007               25.05       (0.10        2.95         2.85           -          -             -              -         27.90
 2006               22.16       (0.07)       2.96         2.89           -          -             -              -         25.05
 2005               20.29       (0.20)       2.07         1.87           -          -             -              -         22.16
 2004               13.27       (0.15)       7.17         7.02           -          -             -              -         20.29
 Class A
 2008              $27.67      $ 0.13     $ (2.24)     $ (2.11)     $    -        $ -       $     -            $ -       $ 25.56
 2007               24.90       (0.16)       2.93         2.77           -          -             -              -         27.67
 2006               22.08       (0.12)       2.94         2.82           -          -             -              -         24.90
 2005               20.27       (0.25)       2.06         1.81           -          -             -              -         22.08
 2004++             16.80       (0.11)       3.58         3.47           -          -             -              -         20.27
 Class C
 2008              $26.94     $ (0.09)    $ (2.14)     $ (2.23)     $(0.20)       $ -       $ (0.20)           $ -       $ 24.51
 2007               24.44       (0.34)       2.84         2.50           -          -             -              -         26.94
 2006               21.84       (0.29)       2.89         2.60           -          -             -              -         24.44
 2005               20.19       (0.40)       2.05         1.65           -          -             -              -         21.84
 2004++             16.80       (0.18)       3.57         3.39           -          -             -              -         20.19
 Institutional Class
 2008              $27.91      $ 0.25     $ (2.28)     $ (2.03)     $(0.28)       $ -       $ (0.28)           $ -       $ 25.60
 2007 (2)           26.66       (0.02)       1.27         1.25           -          -             -              -         27.91
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL STRATEGIC SMALL COMPANY FUND
 Class Z
 2008              $13.47     $ (0.03)    $ (0.96)     $ (0.99)        $ -     $(2.70)      $ (2.70)           $ -        $ 9.78
 2007               17.43       (0.12)       0.33         0.21           -      (4.17)        (4.17)             -         13.47
 2006               14.47       (0.13)       3.09         2.96           -          -             -              -         17.43
 2005               13.68       (0.16)       0.95         0.79           -          -             -              -         14.47
 2004                8.72       (0.14)       5.10         4.96           -          -             -              -         13.68
 Class A
 2008              $13.31     $ (0.06)    $ (0.94)     $ (1.00)        $ -     $(2.70)      $ (2.70)           $ -        $ 9.61
 2007               17.31       (0.14)       0.31         0.17           -      (4.17)        (4.17)             -         13.31
 2006               14.41       (0.16)       3.06         2.90           -          -             -              -         17.31
 2005               13.66       (0.19)       0.94         0.75           -          -             -              -         14.41
 2004+++            11.72       (0.13)       2.07         1.94           -          -             -              -         13.66
 Class C
 2008              $12.84     $ (0.11)    $ (0.92)     $ (1.03)        $ -     $(2.70)      $ (2.70)           $ -        $ 9.11
 2007               16.97       (0.24)       0.28         0.04           -      (4.17)        (4.17)             -         12.84
 2006               14.23       (0.28)       3.02         2.74           -          -             -              -         16.97
 2005               13.59       (0.29)       0.93         0.64           -          -             -              -         14.23
 2004+++            11.72       (0.19)       2.06         1.87           -          -             -              -         13.59
 Institutional Class
 2008              $13.48     $     -     $ (0.98)     $ (0.98)        $ -     $(2.70)      $ (2.70)           $ -        $ 9.80
 2007 (2)           12.93       (0.03)       0.58         0.55           -          -             -              -         13.48
----------------------------------------------------------------------------------------------------------------------------------


                                       Ratio                     Ratio of Net
                             Net       of Net      Ratio of       Investment
                           Assets     Expenses       Gross          Income
                            End     to Average   Expenses to        (Loss)    Portfolio
                 Total    of Period     Net       Average Net     to Average   Turnover
                Return+     (000)     Assets*     Assets^^^,*     Net Assets*    Rate+
----------------------------------------------------------------------------------------
OLD MUTUAL SMALL CAP FUND
 Class Z
 2008            (7.41)%  $ 33,135      1.25%          1.65%          0.92%     117.94%
 2007            11.38%     46,005      1.25%          1.67%         (0.41)%    104.61%
 2006            13.04%     49,868      1.44%          1.65%         (0.32)%    116.13%
 2005             9.22%     60,556      1.50%          1.61%         (1.01)%     98.18%
 2004            52.90%    102,497      1.50%          1.56%         (0.84)%    116.57%
 Class A
 2008            (7.63)%  $    293      1.50%         12.21%          0.50%     117.94%
 2007            11.12%        166      1.50%          4.65%         (0.64)%    104.61%
 2006            12.77%         98      1.68%          1.89%         (0.53)%    116.13%
 2005             8.93%         78      1.75%          1.86%         (1.23)%     98.18%
 2004++          20.65%         60      1.74%          1.83%         (1.16)%    116.57%
 Class C
 2008            (8.34)%  $    220      2.25%         12.90%         (0.32)%    117.94%
 2007            10.23%        212      2.25%          5.88%         (1.37)%    104.61%
 2006            11.90%         79      2.44%          2.64%         (1.29)%    116.13%
 2005             8.17%         71      2.50%          2.61%         (1.98)%     98.18%
 2004++          20.18%         60      2.49%          2.58%         (1.91)%    116.57%
 Institutional Class
 2008            (7.38)%  $      -      1.10%      3,857.33%          0.88%     117.94%
 2007 (2)         4.69%          -      1.12%      2,504.37%         (0.31)%    104.61%
----------------------------------------------------------------------------------------
OLD MUTUAL STRATEGIC SMALL COMPANY FUND
 Class Z
 2008           (11.00)%  $ 24,156      1.35%          1.74%         (0.19)%    142.78%
 2007             5.12%     35,712      1.35%          1.63%         (0.84)%    160.24%
 2006            20.46%     48,107      1.46%          1.54%         (0.82)%    148.73%
 2005             5.77%     51,156      1.50%          1.61%         (1.17)%     80.38%
 2004            56.88%     69,838      1.50%          1.60%         (1.14)%     96.80%
 Class A
 2008           (11.22)%  $  1,261      1.60%          3.03%         (0.49)%    142.78%
 2007             4.88%      1,296      1.60%          2.13%         (1.08)%    160.24%
 2006            20.12%        233      1.70%          1.78%         (1.00)%    148.73%
 2005             5.49%         62      1.75%          1.86%         (1.42)%     80.38%
 2004+++         16.55%         65      1.75%          1.87%         (1.43)%     96.80%
 Class C
 2008           (11.89)%  $     33      2.35%         41.41%         (0.89)%    142.78%
 2007             4.07%         96      2.35%          7.29%         (1.83)%    160.24%
 2006            19.26%         81      2.46%          2.54%         (1.81)%    148.73%
 2005             4.71%         68      2.50%          2.61%         (2.16)%     80.38%
 2004+++         15.96%         58      2.50%          2.62%         (2.18)%     96.80%
 Institutional Class
 2008           (10.92)%  $      -      1.10%      3,635.24%         (0.02)%    142.78%
 2007 (2)         4.25%          -      1.12%      2,509.06%         (0.69)%    160.24%
----------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                   Net                                                                                                     Net
                  Asset        Net     Realized and               Dividends  Distributions     Total                      Asset
                  Value    Investment   Unrealized       Total    from Net      from         Dividends                    Value
                Beginning    Income       Gains          from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W MID-CAP VALUE FUND
 Class A
 2008 (5)         $ 10.00      $ 0.01     $ (1.32)     $ (1.31)     $    -    $     -       $     -            $ -       $  8.69
 Class C
 2008 (5)         $ 10.00      $(0.04)    $ (1.32)     $ (1.36)     $    -    $     -       $     -            $ -       $  8.64
 Institutional Class
 2008 (5)         $ 10.00      $ 0.04     $ (1.31)     $ (1.27)     $(0.01)   $     -       $ (0.01)           $ -       $  8.72
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL TS&W SMALL CAP VALUE FUND
 Class Z
 2008             $ 26.30      $(0.13)    $ (2.52)     $ (2.65)     $    -    $ (3.89)      $ (3.89)           $ -       $ 19.76
 2007               28.15       (0.14)       2.48         2.34           -      (4.19)        (4.19)             -         26.30
 2006               25.20       (0.15)       5.57         5.42           -      (2.47)        (2.47)             -         28.15
 2005               20.80       (0.16)       4.97         4.81           -      (0.41)        (0.41)             -         25.20
 2004^              16.12       (0.05)       4.89         4.84           -      (0.16)        (0.16)             -         20.80
 Class A
 2008             $ 25.99      $(0.16)    $ (2.51)     $ (2.67)     $    -    $ (3.89)      $ (3.89)           $ -       $ 19.43
 2007               27.93       (0.21)       2.46         2.25           -      (4.19)        (4.19)             -         25.99
 2006               25.08       (0.21)       5.53         5.32           -      (2.47)        (2.47)             -         27.93
 2005               20.76       (0.22)       4.95         4.73           -      (0.41)        (0.41)             -         25.08
 2004+++            16.20       (0.08)       4.80         4.72           -      (0.16)        (0.16)             -         20.76
 Class C
 2008             $ 25.11      $(0.35)    $ (2.37)     $ (2.72)     $    -    $ (3.89)      $ (3.89)           $ -       $ 18.50
 2007               27.32       (0.40)       2.38         1.98           -      (4.19)        (4.19)             -         25.11
 2006               24.76       (0.40)       5.43         5.03           -      (2.47)        (2.47)             -         27.32
 2005               20.65       (0.40)       4.92         4.52           -      (0.41)        (0.41)             -         24.76
 2004+++            16.20       (0.18)       4.79         4.61           -      (0.16)        (0.16)             -         20.65
-----------------------------------------------------------------------------------------------------------------------------------


                                        Ratio                     Ratio of Net
                              Net       of Net      Ratio of       Investment
                            Assets     Expenses       Gross          Income
                             End     to Average   Expenses to        (Loss)    Portfolio
                  Total    of Period     Net       Average Net     to Average   Turnover
                 Return+     (000)     Assets*     Assets^^^,*     Net Assets*    Rate+
-----------------------------------------------------------------------------------------
OLD MUTUAL TS&W MID-CAP VALUE FUND
 Class A
 2008 (5)        (13.10)%   $ 2,340      1.40%          3.69%          0.17%      66.60%
 Class C
 2008 (5)        (13.60)%   $ 1,935      2.15%          3.86%         (0.54)%     66.60%
 Institutional Class
 2008 (5)        (12.75)%   $56,426      1.00%          1.10%          0.57%      66.60%
-----------------------------------------------------------------------------------------
OLD MUTUAL TS&W SMALL CAP VALUE FUND
 Class Z
 2008            (11.53)%   $45,862      1.30%          1.49%         (0.51)%     40.37%
 2007              8.80%     67,029      1.30%          1.45%         (0.53)%     35.43%
 2006             22.69%     68,271      1.46%          1.47%         (0.56)%     41.45%
 2005             23.23%     91,746      1.50%          1.54%         (0.68)%     27.69%
 2004^            30.16%     25,553      1.50%          1.73%         (0.42)%     27.33%
 Class A
 2008            (11.75)%   $ 1,137      1.55%          4.57%         (0.71)%     40.37%
 2007              8.54%        856      1.55%          2.17%         (0.78)%     35.43%
 2006             22.39%        975      1.70%          1.71%         (0.81)%     41.45%
 2005             22.88%        833      1.76%          1.78%         (0.93)%     27.69%
 2004+++          29.26%        198      1.75%          1.99%         (0.68)%     27.33%
 Class C
 2008            (12.39)%     $ 808      2.30%          4.74%         (1.51)%     40.37%
 2007              7.71%        982      2.30%          2.79%         (1.54)%     35.43%
 2006             21.48%      1,139      2.45%          2.47%         (1.56)%     41.45%
 2005             21.99%      1,016      2.51%          2.52%         (1.69)%     27.69%
 2004+++          28.58%        153      2.50%          2.74%         (1.43)%     27.33%
-----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS - concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED MARCH 31, (UNLESS OTHERWISE NOTED)



                   Net                 Realized and                                                                        Net
                  Asset        Net      Unrealized                Dividends  Distributions     Total                      Asset
                  Value    Investment    Gains or        Total    from Net      from         Dividends                    Value
                Beginning    Income      (Losses)        from     Investment   Capital          and        Redemption      End
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Distributions     Fees      of Period
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL BARROW HANLEY CORE BOND FUND
 Institutional Class
 2008 (4)         $ 10.00       $0.17     $  0.19      $  0.36     $ (0.17)    $    -       $ (0.17)           $ -       $ 10.19
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL CASH RESERVES FUND
 Class Z
 2008             $  1.00       $0.04        $  -      $  0.04     $ (0.04)    $    -       $ (0.04)           $ -       $  1.00
 2007                1.00        0.04           -         0.04       (0.04)         -         (0.04)             -          1.00
 2006                1.00        0.03           -         0.03       (0.03)         -         (0.03)             -          1.00
 2005                1.00        0.01           -         0.01       (0.01)         -         (0.01)             -          1.00
 2004                1.00           -           -            -           -          -             -              -          1.00
 Class A
 2008 (7)         $  1.00       $0.02     $  0.01      $  0.03     $ (0.03)    $    -       $ (0.03)           $ -       $  1.00
 Class C
 2008 (7)         $  1.00       $0.02     $     -      $  0.02     $ (0.02)    $    -       $ (0.02)           $ -       $  1.00
 Institutional Class
 2008 (7)         $  1.00       $0.03     $  0.01      $  0.04     $ (0.04)    $    -       $ (0.04)           $ -       $  1.00
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT HIGH YIELD FUND
 Institutional Class
 2008 (4)         $ 10.00      $0.36      $ (0.69)     $ (0.33)    $ (0.38)    $    -       $ (0.38)           $ -       $  9.29
-----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
 Class Z
 2008             $ 10.09       $0.50     $  0.04      $  0.54     $ (0.46)    $    -       $ (0.46)           $ -       $ 10.17
 2007                9.97        0.46        0.12         0.58       (0.46)         -         (0.46)             -         10.09
 2006               10.12        0.39       (0.12)        0.27       (0.40)     (0.02)        (0.42)             -          9.97
 2005               10.30        0.35        0.03         0.38       (0.36)     (0.20)        (0.56)             -         10.12
 2004^^             10.00        0.23        0.38         0.61       (0.23)     (0.08)        (0.31)             -         10.30
 Class A
 2008             $ 10.09       $0.43     $  0.10      $  0.53     $ (0.44)    $    -       $ (0.44)           $ -       $ 10.18
 2007                9.97        0.44        0.12         0.56       (0.44)         -         (0.44)             -         10.09
 2006               10.12        0.37       (0.13)        0.24       (0.37)     (0.02)        (0.39)             -          9.97
 2005               10.30        0.32        0.03         0.35       (0.33)     (0.20)        (0.53)             -         10.12
 2004+++            10.00        0.21        0.38         0.59       (0.21)     (0.08)        (0.29)             -         10.30
 Class C
 2008             $ 10.09       $0.32     $  0.12      $  0.44     $ (0.36)    $    -       $ (0.36)           $ -       $ 10.17
 2007                9.98        0.36        0.11         0.47       (0.36)         -         (0.36)             -         10.09
 2006               10.12        0.29       (0.11)        0.18       (0.30)     (0.02)        (0.32)             -          9.98
 2005               10.29        0.24        0.05         0.29       (0.26)     (0.20)        (0.46)             -         10.12
 2004+++            10.00        0.16        0.37         0.53       (0.16)     (0.08)        (0.24)             -         10.29
 Institutional Class
 2008             $ 10.09       $0.43     $  0.16      $  0.59     $ (0.51)    $    -       $ (0.51)           $ -       $ 10.17
 2007 (2)           10.10        0.14           -         0.14       (0.15)         -         (0.15)             -         10.09
-----------------------------------------------------------------------------------------------------------------------------------


                                      Ratio                     Ratio of Net
                            Net       of Net      Ratio of       Investment
                          Assets     Expenses       Gross          Income
                           End     to Average   Expenses to        (Loss)    Portfolio
                Total    of Period     Net       Average Net     to Average   Turnover
               Return+     (000)     Assets*     Assets^^^,*     Net Assets*    Rate+
---------------------------------------------------------------------------------------
OLD MUTUAL BARROW HANLEY CORE BOND FUND
 Institutional
 2008 (4)        3.58%   $ 47,060      0.70%          0.95%          4.68%      70.77%
---------------------------------------------------------------------------------------
OLD MUTUAL CASH RESERVES FUND
 Class Z
 2008            4.18%   $ 37,542      0.73%          0.99%          4.11%        n/a
 2007            4.56%     32,909      0.73%          0.94%          4.47%        n/a
 2006            2.96%     34,503      0.84%          0.85%          2.88%        n/a
 2005            0.91%     41,720      0.82%          0.83%          0.87%        n/a
 2004            0.32%     53,905      0.88%          0.89%          0.32%        n/a
 Class A
 2008 (7)        3.05%   $    907      0.98%          7.21%          2.99%        n/a
 Class C
 2008 (7)        2.51%   $  1,689      1.73%          3.59%          2.79%        n/a
 Institutional Class
 2008 (7)        3.54%   $      1      0.73%      1,509.12%          3.96%        n/a
---------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT HIGH YIELD FUND
 Institutional Class
 2008 (4)      (3.39)%   $  8,602      0.80%          1.86%         10.90%      10.78%
---------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT INTERMEDIATE FIXED INCOME FUND
 Class Z
 2008            5.50%   $  2,721      0.82%          1.79%          4.64%     277.91%
 2007            5.99%      7,574      0.85%          1.60%          4.62%     462.98%
 2006            2.70%      7,620      0.85%          1.74%          3.88%     435.30%
 2005            3.72%      7,302      0.85%          2.05%          3.38%     350.28%
 2004^^          6.19%      6,377      0.85%          2.36%          3.33%     258.83%
 Class A
 2008            5.37%   $    808      1.04%          4.71%          4.40%     277.91%
 2007            5.78%        590      1.10%          3.68%          4.41%     462.98%
 2006            2.45%         56      1.10%          2.00%          3.63%     435.30%
 2005            3.46%         55      1.10%          2.30%          3.13%     350.28%
 2004+++         6.00%         53      1.10%          2.60%          3.05%     258.83%
 Class C
 2008            4.51%   $  1,102      1.70%          7.92%          3.74%     277.91%
 2007            4.84%         93      1.85%          7.98%          3.63%     462.98%
 2006            1.78%         55      1.85%          2.73%          2.90%     435.30%
 2005            2.79%         68      1.85%          3.05%          2.38%     350.28%
 2004+++         5.36%         66      1.85%          3.37%          2.37%     258.83%
 Institutional Class
 2008            6.04%   $ 69,653      0.54%          0.58%          4.75%     277.91%
 2007 (2)        1.36%          -      0.58%      2,560.19%          5.21%     462.98%
---------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                   Net                 Realized and
                  Asset        Net      Unrealized                Dividends  Distributions               Total
                  Value    Investment    Gains or        Total    from Net      from        Return     Dividends
                Beginning    Income      (Losses)        from     Investment   Capital        of          and        Redemption
                of Period  (Loss) (1) on Securities    Operations   Income      Gains       Capital  Distributions      Fees
----------------------------------------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
 Class Z
 2008             $  9.90      $ 0.42      $ 0.06       $ 0.48      $(0.40)    $    -        $         $ (0.40)          $ -
 2007                9.77        0.37        0.12         0.49       (0.36)         -             -      (0.36)            -
 2006                9.81        0.30       (0.03)        0.27       (0.31)         -             -      (0.31)            -
 2005               10.00        0.21       (0.11)#       0.10       (0.25)     (0.04)            -      (0.29)            -
 2004               10.00        0.29        0.04         0.33       (0.29)         -         (0.04)     (0.33)            -
 Class A
 2008             $  9.90      $ 0.39      $ 0.08       $ 0.47      $(0.38)    $    -        $         $ (0.38)          $ -
 2007                9.77        0.34        0.13         0.47       (0.34)         -             -      (0.34)            -
 2006                9.82        0.27       (0.04)        0.23       (0.28)         -             -      (0.28)            -
 2005               10.00        0.21       (0.13)#       0.08       (0.22)     (0.04)            -      (0.26)            -
 2004+++            10.00        0.17        0.03         0.20       (0.17)         -         (0.03)     (0.20)            -
 Class C
 2008             $  9.90      $ 0.30      $ 0.11       $ 0.41      $(0.33)    $    -        $         $ (0.33)          $ -
 2007                9.77        0.29        0.13         0.42       (0.29)         -             -      (0.29)            -
 2006                9.82        0.23       (0.05)        0.18       (0.23)         -             -      (0.23)            -
 2005               10.00        0.16       (0.13)#       0.03       (0.17)     (0.04)            -      (0.21)            -
 2004+++            10.00        0.14        0.02         0.16       (0.13)         -         (0.03)     (0.16)            -
 Institutional Class
 2008             $  9.90      $ 0.42      $ 0.07       $ 0.49      $(0.42)    $    -        $         $ (0.42)          $ -
 2007 (2)            9.87        0.12        0.03         0.15       (0.12)         -             -      (0.12)            -
----------------------------------------------------------------------------------------------------------------------------------


                                                    Ratio                     Ratio of Net
                  Net                     Net       of Net      Ratio of       Investment
                 Asset                  Assets     Expenses       Gross          Income
                 Value                   End     to Average   Expenses to        (Loss)    Portfolio
                  End        Total     of Period     Net       Average Net     to Average   Turnover
               of Period    Return+      (000)     Assets*     Assets^^^,*     Net Assets*    Rate+
-----------------------------------------------------------------------------------------------------
OLD MUTUAL DWIGHT SHORT TERM FIXED INCOME FUND
 Class Z
 2008            $ 9.98       4.90%  $  158,524      0.70%          0.87%          4.15%    188.14%
 2007              9.90       5.14%     187,897      0.70%          0.91%          3.74%    163.81%
 2006              9.77       2.74%     254,300      0.74%          0.93%          3.01%    196.42%
 2005              9.81       1.02%<    392,118      0.83%          1.17%          2.08%    400.26%
 2004             10.00       3.38%   1,424,238      1.00%          1.30%          2.87%    257.21%
 Class A
 2008            $ 9.99       4.80%    $  1,104      0.95%          2.75%          3.86%    188.14%
 2007              9.90       4.88%          58      0.95%          8.65%          3.50%    163.81%
 2006              9.77       2.38%          53      0.99%          1.17%          2.79%    196.42%
 2005              9.82       0.87%<         52      1.05%          1.39%          2.12%    400.26%
 2004+++          10.00       1.99%          51      1.25%          1.52%          2.52%    257.21%
 Class C
 2008            $ 9.98       4.21%    $  2,589      1.45%          2.73%          3.43%    188.14%
 2007              9.90       4.36%          55      1.45%          9.27%          3.00%    163.81%
 2006              9.77       1.87%          52      1.49%          1.67%          2.29%    196.42%
 2005              9.82       0.36%<         51      1.55%          1.89%          1.62%    400.26%
 2004+++          10.00       1.65%          51      1.75%          2.02%          2.02%    257.21%
 Institutional Class
 2008            $ 9.97       5.07%       $  25      0.55%        566.32%          4.60%    188.14%
 2007 (2)          9.90       1.48%           -      0.56%      2,553.82%          4.30%    163.81%
-----------------------------------------------------------------------------------------------------


n/a  Not Applicable

*    Ratios for periods of less than one year have been annualized.

+ Total returns and portfolio turnover rates are for the period indicated and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charge.

++   Class A and Class C shares commenced operations on September 30, 2003.

+++  Class A and Class C shares commenced operations on July 31, 2003.

^    The Old Mutual TS&W Small Cap Value Fund  commenced  operations on July 25,
     2003.

^^ The Old Mutual Dwight Intermediate Fixed Income Fund commenced operations on July 31, 2003.

^^^  See Note 10.

^^^^ In addition to the net realized and unrealized losses on investments as set forth in the Statement of Operations, this amount includes an increase in net asset value per share resulting from the timing of sales and redemptions of shares in relation to fluctuating market values for the Fund's investments.

# The impact of the payment from affiliate (See Note 2) increased the Realized and Unrealized Gains on Securities by $0.07 per share.

<    A percentage  of the total  return  consists of a payment from the Advisor.
     Excluding the payment by affiliate the total return would have been 0.30%, 0.15%, and (0.35)% for Class Z, Class A, and Class C, respectively.

1 Per share amounts for the year or period are calculated based on average outstanding shares.

2    Class commenced operations on December 20, 2006.

3 Historically, the Old Mutual Heitman REIT Fund has distributed to its shareholders amounts approximating dividends received from the REITs. A portion of such distributions may include a return of capital.

4 The Old Mutual Advantage Growth Fund, Old Mutual Discover Value Fund, Old Mutual Barrow Hanley Core Bond Fund and Old Mutual Dwight High Yield Fund commenced operations on November 19, 2007.

5    The Old Mutual TS&W  Mid-Cap  Value Fund  commenced  operations  on June 4,
     2007.

6 Impact of payment from affiliate was less than $0.01 per share and 0.01%, respectively.

7 Class A, Class C and Institutional Class shares commenced operations on June 4, 2007.

@ Impact of dividend expense, prior to contractual reimbursement, for Old Mutual Analytic U.S. Long/Short Fund as a ratio of expenses to average net assets:

                                               Institutional
             Class Z    Class A     Class C        Class
     ------------------------------------------------------------
     2008      0.26%     0.27%       0.27%          0.26%
     2007      0.16%     0.16%       0.16%          0.13%
     2006      0.25%     0.25%       0.25%           n/a
     2005       n/a       n/a         n/a            n/a
     2004       n/a       n/a         n/a            n/a
     ------------------------------------------------------------

     Amounts designated as "-" are either $0 or have been rounded to $0.

NOTES TO FINANCIAL STATEMENTS
AS OF MARCH 31, 2008


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Funds II (the "Trust"), a Delaware statutory trust incorporated effective July 16, 2001, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. During the period covered by this report, the Trust offered the following Funds: the Old Mutual Advantage Growth Fund (the "Advantage Growth Fund"), the Old Mutual Analytic U.S. Long/Short Fund (the "Analytic U.S. Long/Short Fund"), the Old Mutual Barrow Hanley Value Fund (the "Barrow Hanley Value Fund"), the Old Mutual Columbus Circle Technology and Communications Fund (the "Columbus Circle Technology and Communications Fund"), the Old Mutual Developing Growth Fund (the "Developing Growth Fund" and formerly named Old Mutual Emerging Growth Fund), the Old Mutual Discover Value Fund (the "Discover Value Fund"), the Old Mutual Focused Fund (the "Focused Fund"), the Old Mutual Growth Fund (the "Growth
Fund"), the Old Mutual Heitman REIT Fund (the "Heitman REIT Fund"), the Old Mutual Large Cap Fund (the "Large Cap Fund"), the Old Mutual Large Cap Growth Fund (the "Large Cap Growth Fund"), the Old Mutual Large Cap Growth Concentrated Fund (the "Large Cap Growth Concentrated Fund"), the Old Mutual Mid-Cap Fund (the "Mid-Cap Fund"), the Old Mutual Select Growth Fund (the "Select Growth Fund"), the Old Mutual Small Cap Fund (the "Small Cap Fund"), the Old Mutual Strategic Small Company Fund (the "Strategic Small Company Fund"), the Old Mutual TS&W Mid-Cap Value Fund (the "TS&W Mid-Cap Value Fund"), the Old Mutual TS&W Small Cap Value Fund (the "TS&W Small Cap Value Fund"), the Old Mutual Barrow Hanley Core Bond Fund (the "Barrow Hanley Core Bond Fund"), the Old Mutual Cash Reserves Fund (the "Cash Reserves Fund"), the Old Mutual Dwight High Yield Fund (the "Dwight High Yield Fund"), the Old Mutual Dwight Intermediate Fixed Income Fund (the "Dwight Intermediate Fixed Income Fund") and the Old Mutual Dwight Short Term Fixed Income Fund (the "Dwight Short Term Fixed Income Fund"), each a "Fund" and, collectively, the "Funds". The TS&W Mid-Cap Value Fund commenced operations on June 4, 2007. The Advantage Growth Fund, Discover Value Fund, Barrow Hanley Core Bond Fund and Dwight High Yield Fund commenced operations on November 19, 2007.

On September 21, 2007, the Advisor Class shares of the following funds were liquidated: Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Developing Growth Fund, Focused Fund, Growth Fund, Large Cap Growth Concentrated Fund, Select Growth Fund, Small Cap Fund and Dwight Intermediate Fixed Income Fund. The assets were distributed ratably among the Advisor Class shareholders on that date. On November 27, 2007, the remaining Advisor Class shares of the Large Cap Fund and Strategic Small Company Fund were liquidated.

On September 21, 2007, the Advisor Class shares of the Heitman REIT Fund, Large Cap Growth Fund and Dwight Short Term Fixed Income Fund were reclassified as Class A shares of the same Fund. As a result, each outstanding Advisor Class share received Class A shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Advisor Class shares so reclassified. Certain Advisor Class shareholders of the Mid-Cap Fund were reclassified as Class A shares on September 21, 2007 and the remaining assets were liquidated on November 27, 2007.

On December 11, 2007,  Class R shares of the  following  funds were  liquidated:
Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Developing Growth Fund, Focused Fund, Growth Fund, Heitman REIT Fund, Large Cap Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund, Mid-Cap Fund, Select Growth Fund, Small Cap Fund, Strategic Small Company Fund, TS&W Mid-Cap Value Fund, Cash Reserves Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. The assets were distributed ratably among the Class R shareholders on that date.

Shareholders may purchase shares of the Funds (except the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund, Dwight High Yield Fund, TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund) through four separate classes, Class Z, Class A, Class C and Institutional Class shares. Shareholders may purchase Institutional Class shares of the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund and Dwight High Yield Fund. Shareholders may purchase Class Z, Class A and Class C shares of the TS&W Small Cap Value Fund and Class A, Class C and Institutional Class shares of the TS&W Mid-Cap Value Fund. All classes have equal voting rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs, transfer agency costs and each class has exclusive voting rights with respect to its distribution plan and service plan, as applicable. Except for these differences, each class share of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company, with the exception of the Barrow Hanley Value Fund, Columbus Circle Technology and Communications Fund, Focused Fund, Large Cap Growth Concentrated Fund and Cash Reserves Fund, which are classified as non-diversified management investment companies. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates in the Preparation of Financial Statements - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Valuation - Investment securities of the Funds, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter ("OTC") (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (the "Valuation Time") or, if there is no such reported sale at the Valuation Time, at the most recent quoted bid price reported by the exchange or the OTC market. For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day will be used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value
Procedures established by the Board. The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee"). Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment advisor, Old Mutual Capital, Inc. ("Old Mutual Capital" or the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs.

Valuation of Options and Futures - Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and dividend expense on securities sold short is recognized on the ex-dividend date; interest income and expense is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

Dividends and Distributions - Dividends from net investment income for the Funds are declared and paid annually, if available, with the exception of the Barrow Hanley Value Fund, Heitman REIT Fund, Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund. Dividends from net investment income for the Barrow Hanley Value Fund are declared and paid on a semi-annual basis. Dividends from net investment income for the Heitman REIT Fund are declared and paid on a quarterly basis. Dividends from net investment income for the Barrow Hanley Core Bond Fund, Cash Reserves Fund, Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund are declared daily and paid monthly. Distributions to shareholders are recognized on the ex-dividend date. Distributions from net realized capital gains for each Fund are generally made to shareholders annually, if available.

Foreign Withholding Taxes - The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Investments in Real Estate Investment Trusts ("REIT") - Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

AS OF MARCH 31, 2008


Tri-Party   Repurchase   Agreements  -  Securities  pledged  as  collateral  for
repurchase agreements are held by a third-party custodian bank until the respective agreements are repurchased. Provisions of the repurchase agreements and procedures adopted by the Board require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA Purchase Commitments - The Funds (except the Cash Reserves Fund) may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

Mortgage Dollar Rolls - The Funds (except the Cash Reserves Fund) may enter into mortgage dollar rolls (principally using TBAs) in which a Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made on behalf of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

Foreign Currency Conversion - The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

     (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income or loss for federal income tax purposes.

Futures Contracts - The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit an amount of cash or other liquid assets equal to the cost of such futures contract (less any related margin deposits) with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

Options - The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

Short Sales - The Funds (except the Dwight Intermediate Fixed Income Fund) may engage in short sales that are "uncovered". Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover the Fund's short positions. The segregated assets are marked to market daily.

Offering Costs - All offering costs incurred with the start up of the Funds are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of March 31, 2008, the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund and Dwight High Yield Fund have accrued offering costs of approximately $4(000), $4(000), $5(000) and $4(000), respectively. As of March 31, 2008, the TS&W Mid-Cap Value Fund has $13(000) that remains to be amortized.

Collateralized Mortgage Obligations (CMOs) - CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation, or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. CMOs are often highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise pre-pay their loans. Investors in these securities may not only be subject to this prepayment risk, but also may be exposed to significant market and liquidity risks. Investors in privately backed CMOs may be exposed to significant credit risk resulting from delinquencies or defaults in the loans backing the mortgage pool.

Stripped Mortgage-Backed Securities - Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In extreme cases, one class will receive all of the interest ("interest only" or "IO" class) while the other class will receive the entire principal ("principal only" or "PO" class). The cash flow and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO. The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Wrapper Agreements - Prior to August 9, 2004, the PBHG IRA Capital Preservation Fund ("IRA Capital Preservation Fund") (which changed its investment objective and name effective October 19, 2004 to the Dwight Short Term Fixed Income Fund) entered into wrapper agreements with insurance companies, banks or other financial institutions.

On August 6, 2004, the Board determined to seek shareholder approval to change the investment objective of the IRA Capital Preservation Fund into a fund with a variable net asset value per share which seeks to provide high income while managing its portfolio in a manner consistent with maintaining a relatively high degree of stability of shareholders' capital. This investment objective is sought by investing mainly in high quality bonds with short average remaining maturities. Shareholder approval of the change in investment objective was received on October 1, 2004.

On August 9, 2004, the wrapper agreements were terminated by the IRA Capital Preservation Fund. The IRA Capital Preservation Fund received a simultaneous contribution of cash in the amount of $7,419,588 from Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's previous advisor. The cash was contributed to offset the IRA Capital Preservation Fund's obligations under the wrapper agreements to the issuers of the wrapper agreements, and to assist the IRA Capital Preservation Fund in maintaining its net asset value per share for each class of shares at $10.00. During the period August 10, 2004 through October 18, 2004 ("Interim Period"), the IRA Capital Preservation Fund sought to continue to provide a stable net asset value of $10.00 per share by investing in short-term fixed income instruments with less than 60 days to maturity. As a result, the dividend yield during the Interim Period was less than dividend yields during the first seven months of 2004. During the Interim Period, Liberty Ridge undertook to waive the entire amount of its investment advisory fee. After the end of this Interim Period, the Dwight Short Term Fixed Income Fund began investing in fixed income instruments with greater than 60 days to maturity.

Other - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as distribution and service fees, are borne by that class. Income, other non-class specific expenses and realized and unrealized gains and losses of a Fund are allocated to the respective share class on the basis of the relative net assets each day.

AS OF MARCH 31, 2008


The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent fees shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

Each Fund (except the Cash Reserves Fund) will impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption/exchange fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee for the benefit of the remaining shareholders by crediting Paid-in Capital. For a discussion of the limited exemptions to the redemption/exchange fee, please see the Funds' prospectuses. For the year ended March 31, 2008, there were no material redemption fees collected by the Funds.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

Investment Advisor - Old Mutual Capital serves as the investment advisor and administrator to each Fund. Old Mutual Capital is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a direct wholly owned subsidiary of OM Group (UK) Limited, which is a direct wholly owned subsidiary of Old Mutual plc, a London-Exchange listed international financial services firm. The Funds and the Advisor are parties to management agreements (the "Management Agreements"), under which the Advisor is obligated to provide advisory and administrative services to the Trust. Prior to January 1, 2006, advisory services were provided by Liberty Ridge and administrative services were provided by Old Mutual Fund Services to all Funds then in existence. In exchange for providing these services, Old Mutual Capital is entitled to receive a management fee ("Management Fee"), calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund. The Advisor has agreed to fee breakpoints for each Fund as set forth in the tables below:


                                                              Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                       $0 to      $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                     less than    to less than  to less than  to less than  to less than  to less than  $2.0 billion
Fund                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund           0.80%        0.75%          0.70%       0.65%           0.60%      0.55%           0.50%
Columbus Circle Technology and
     Communications Fund                0.95%        0.90%          0.85%       0.80%           0.75%      0.70%           0.65%
Developing Growth Fund                  0.95%        0.90%          0.85%       0.80%           0.75%      0.70%           0.65%
Focused Fund                            0.75%        0.70%          0.65%       0.60%           0.55%      0.50%           0.45%
Growth Fund                            0.825%       0.775%         0.725%      0.675%          0.625%     0.575%          0.525%
Heitman REIT Fund                       0.90%        0.85%          0.80%       0.75%           0.70%      0.65%           0.60%
Large Cap Fund                          0.75%        0.70%          0.65%       0.60%           0.55%      0.50%           0.45%
Large Cap Growth Fund                   0.85%        0.80%          0.75%       0.70%           0.65%      0.60%           0.55%
      0.85%
     Concentrated Fund                  0.90%        0.85%          0.80%       0.75%           0.70%      0.65%           0.60%
Mid-Cap Fund                            0.95%        0.90%          0.85%       0.80%           0.75%      0.70%           0.65%
Select Growth Fund                      0.90%        0.85%          0.80%       0.75%           0.70%      0.65%           0.60%
Small Cap Fund                          1.00%        0.95%          0.90%       0.85%           0.80%      0.75%           0.70%
Strategic Small Company Fund            0.95%        0.90%          0.85%       0.80%           0.75%      0.70%           0.65%
TS&W Small Cap Value Fund               1.10%        1.05%          1.00%       0.95%           0.90%      0.85%           0.80%
Cash Reserves Fund                      0.40%       0.375%          0.35%      0.325%           0.30%     0.275%           0.25%
Dwight Intermediate Fixed
     Income Fund                        0.45%       0.425%          0.40%      0.375%           0.35%     0.325%           0.30%
Dwight Short Term Fixed Income Fund     0.45%       0.425%          0.40%      0.375%           0.35%     0.325%           0.30%
------------------------------------------------------------------------------------------------------------------------------------

                                          Management Fee Breakpoint Asset Thresholds
-------------------------------------------------------------------------------------------------
                                  $0 to less            $500 million to           $1.0 billion
                              than $500 million      less than $1.0 billion        or greater
-------------------------------------------------------------------------------------------------
Advantage Growth Fund                0.85%                   0.825%                   0.80%
Barrow Hanley Core Bond Fund         0.60%                   0.575%                   0.55%
Discover Value Fund                  1.10%                   1.075%                   1.05%
Dwight High Yield Fund               0.70%                   0.675%                   0.65%
TS&W Mid-Cap Value Fund              0.95%                    0.90%                   0.85%
-------------------------------------------------------------------------------------------------


                   Management Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                               $0 to less          $1.0 billion to          $1.5 billion to          $2.0 billion
                                           than $1.0 billion   less than $1.5 billion   less than $2.0 billion        or greater
------------------------------------------------------------------------------------------------------------------------------------
Barrow Hanley Value Fund                          0.85%                 0.80%                    0.75%                   0.70%
------------------------------------------------------------------------------------------------------------------------------------


Expense Limitation Agreements - In the interests of limiting expenses of the Funds, the Advisor entered into expense limitation agreements ("Expense Limitation Agreements") with respect to the Funds pursuant to which the Advisor contractually agreed to separately waive class level expenses and fund level expenses through March 31, 2009 to the extent necessary to limit the total annual operating expenses to a specified percentage of the Funds' average daily net assets. With respect to the Analytic U.S. Long/Short Fund, the Advisor also agreed to assume dividend expenses on short sales to the extent those expenses exceeded 0.10% of the Fund's average daily net assets through June 30, 2007. The expense limitations are as follows:

                                  Class    Fund      Total
                                 Expense  Expense   Expense
                                  Limit    Limit     Limit
-----------------------------------------------------------
Analytic U.S. Long/Short Fund
     Class Z                      0.20%    0.90%     1.10%
     Class A                      0.45%    0.90%     1.35%
     Class C                      1.20%    0.90%     2.10%
     Institutional Class          0.00%    0.90%     0.90%
-----------------------------------------------------------
Barrow Hanley Value Fund
     Class Z                      0.20%    0.90%     1.10%
     Class A                      0.45%    0.90%     1.35%
     Class C                      1.20%    0.90%     2.10%
     Institutional Class          0.00%    0.90%     0.90%
-----------------------------------------------------------
Columbus Circle Technology and Communications Fund
     Class Z                      0.40%    1.05%     1.45%
     Class A                      0.65%    1.05%     1.70%
     Class C                      1.40%    1.05%     2.45%
     Institutional Class          0.15%    1.05%     1.20%
-----------------------------------------------------------
Developing Growth Fund
     Class Z                      0.28%    1.02%     1.30%
     Class A                      0.53%    1.02%     1.55%
     Class C                      1.28%    1.02%     2.30%
     Institutional Class          0.03%    1.02%     1.05%
-----------------------------------------------------------
Focused Fund
     Class Z                      0.35%    0.80%     1.15%
     Class A                      0.60%    0.80%     1.40%
     Class C                      1.35%    0.80%     2.15%
     Institutional Class          0.00%    0.80%     0.80%
-----------------------------------------------------------



                              Class       Fund        Total
                             Expense     Expense     Expense
                              Limit       Limit       Limit
------------------------------------------------------------
Growth Fund
     Class Z                  0.225%      0.875%      1.10%
     Class A                  0.475%      0.875%      1.35%
     Class C                  1.225%      0.875%      2.10%
     Institutional Class      0.075%      0.875%      0.95%
------------------------------------------------------------
Heitman REIT Fund
     Class Z                   0.30%       0.95%      1.25%
     Class A                   0.55%       0.95%      1.50%
     Class C                   1.30%       0.95%      2.25%
     Institutional Class       0.00%       0.95%      0.95%
------------------------------------------------------------
Large Cap Fund
     Class Z                   0.34%       0.81%      1.15%
     Class A                   0.59%       0.81%      1.40%
     Class C                   1.34%       0.81%      2.15%
     Institutional Class       0.04%       0.81%      0.85%
------------------------------------------------------------
Large Cap Growth Fund
     Class Z                   0.33%       0.92%      1.25%
     Class A                   0.58%       0.92%      1.50%
     Class C                   1.33%       0.92%      2.25%
     Institutional Class       0.03%       0.92%      0.95%
------------------------------------------------------------
Large Cap Growth Concentrated Fund
     Class Z                   0.30%       0.95%      1.25%
     Class A                   0.55%       0.95%      1.50%
     Class C                   1.30%       0.95%      2.25%
     Institutional Class       0.00%       0.95%      0.95%
------------------------------------------------------------

AS OF MARCH 31, 2008


                                       Class       Fund        Total
                                      Expense     Expense     Expense
                                       Limit       Limit       Limit
---------------------------------------------------------------------
Mid-Cap Fund
     Class Z                           0.20%       1.00%       1.20%
     Class A                           0.45%       1.00%       1.45%
     Class C                           1.20%       1.00%       2.20%
     Institutional Class               0.00%       1.00%       1.00%
---------------------------------------------------------------------
Select Growth Fund
     Class Z                           0.30%       0.95%       1.25%
     Class A                           0.55%       0.95%       1.50%
     Class C                           1.30%       0.95%       2.25%
     Institutional Class               0.00%       0.95%       0.95%
---------------------------------------------------------------------
Small Cap Fund
     Class Z                           0.15%       1.10%       1.25%
     Class A                           0.40%       1.10%       1.50%
     Class C                           1.15%       1.10%       2.25%
     Institutional Class               0.00%       1.10%       1.10%
---------------------------------------------------------------------
Strategic Small Company Fund
     Class Z                           0.25%       1.10%       1.35%
     Class A                           0.50%       1.10%       1.60%
     Class C                           1.25%       1.10%       2.35%
     Institutional Class               0.00%       1.10%       1.10%
---------------------------------------------------------------------
TS&W Mid-Cap Value Fund*
     Class A                           0.40%       1.00%       1.40%
     Class C                           1.15%       1.00%       2.15%
     Institutional Class               0.00%       1.00%       1.00%
---------------------------------------------------------------------



                                       Class       Fund        Total
                                      Expense     Expense     Expense
                                       Limit       Limit       Limit
---------------------------------------------------------------------
TS&W Small Cap Value Fund
     Class Z                           0.15%       1.15%       1.30%
     Class A                           0.40%       1.15%       1.55%
     Class C                           1.15%       1.15%       2.30%
---------------------------------------------------------------------
Cash Reserves Fund
     Class Z                           0.28%       0.45%       0.73%
     Class A**                         0.53%       0.45%       0.98%
     Class C**                         1.28%       0.45%       1.73%
     Institutional Class**             0.28%       0.45%       0.73%
---------------------------------------------------------------------
Dwight Intermediate Fixed Income Fund***
     Class Z                           0.08%       0.50%       0.58%
     Class A                           0.33%       0.50%       0.83%
     Class C                           1.08%       0.50%       1.58%
     Institutional Class               0.00%       0.50%       0.50%
---------------------------------------------------------------------
Dwight Short Term Fixed Income Fund
     Class Z                           0.17%       0.53%       0.70%
     Class A                           0.42%       0.53%       0.95%
     Class C                           0.92%       0.53%       1.45%
     Institutional Class               0.02%       0.53%       0.55%
--------------------------------------------------------------------

*    The TS&W Mid-Cap Value Fund commenced operations on June 4, 2007.

**   Class commenced operations on June 4, 2007.

*** Prior to January 23, 2008 the Fund Expense Limit for the Dwight Intermediate Fixed Income Fund was 0.60% and the Class Expense Limit was 0.25%, 0.50%, 1.25% and 0.00% for Class Z, Class A, Class C and Institutional Class shares, respectively. The current expense limitations for the Dwight Intermediate Fixed Income Fund are effective through March 31, 2009.

                                 Total Institutional Class Expense Limit
-----------------------------------------------------------------------------

Advantage Growth Fund*                             1.00%
Barrow Hanley Core Bond Fund*                      0.70%
Discover Value Fund*                               1.17%
Dwight High Yield Fund*                            0.80%
-----------------------------------------------------------------------------

* Fund commenced operations on November 19, 2007.

The Advisor may seek reimbursement for Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreements during the previous three fiscal years in which the Management Fees were waived or other expenses paid. Reimbursement by a Fund of the Management Fees waived and other expenses paid by the Advisor pursuant to the Expense Limitation Agreements may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense percentage described above. With respect to all Funds (except the Advantage Growth Fund, Barrow Hanley Core Bond Fund, Discover Value Fund, Dwight High Yield Fund and TS&W Mid-Cap Value Fund), no reimbursement by a Fund will be made through December 31, 2008, unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total operating annual expense ratio is less than the specified percentage of the Fund's average daily net assets, and (iii) the payment of such reimbursement was approved by the Board. Old Mutual Capital and Liberty Ridge agreed not to seek reimbursement of fees waived or limited or other expenses paid by Liberty Ridge prior to January 1, 2006. As of March 31, 2008, the Advisor may seek reimbursement of previously waived and reimbursed fees as follows (000):

Fund                                     Expires March 31, 2009      Expires March 31, 2010      Expires March 31, 2011       Total
------------------------------------------------------------------------------------------------------------------------------------
Advantage Growth Fund                              $ -                       $    -                       $   57             $   57
Analytic U.S. Long/Short Fund                        -                          138                          611                749
Barrow Hanley Value Fund                             -                          681                          379              1,060
Columbus Circle Technology and
     Communications Fund                            50                          694                          707              1,451
Developing Growth Fund                              28                          440                          590              1,058
Discover Value Fund                                  -                            -                           29                 29
Focused Fund*                                       13                           81                          135                229
Growth Fund                                         79                        1,288                        1,351              2,718
Heitman REIT Fund                                    -                           62                          234                220
Large Cap Fund*                                      6                          114                          238                358
Large Cap Growth Fund*                              15                          187                          326                528
Large Cap Growth Concentrated Fund                  35                          321                          534                890
Mid-Cap Fund                                       105                          571                          505              1,181
Select Growth Fund                                  67                          467                          593              1,127
Small Cap Fund*                                     43                          202                          238                483
Strategic Small Company Fund*                       23                          131                          198                352
TS&W Mid-Cap Value Fund                              -                            -                           70                 70
TS&W Small Cap Value Fund*                          10                          105                          150                265
Barrow Hanley Core Bond Fund                         -                            -                           40                 40
Cash Reserves Fund*                                  3                           67                          129                199
Dwight High Yield Fund                               -                            -                           25                 25
Dwight Intermediate Fixed Income Fund*              16                           74                          130                220
Dwight Short Term Fixed Income Fund                 56                          482                          363                901
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

* As of March 31, 2008, the Fund's assets do not exceed $75 million.

During the year ended March 31, 2008, the Advisor was reimbursed approximately $13,000 and $57,000 by the Analytic U.S. Long/Short Fund and Heitman REIT Fund, respectively, for previously waived fees.

AS OF MARCH 31, 2008


Sub-Advisory Agreements - The following sub-advisors (the "Sub-Advisors") provide sub-advisory services or co-sub-advisory services to the Funds pursuant to sub-advisory agreements (the "Sub-Advisory Agreements") between the Trust, the Advisor and each Sub-Advisor:

Analytic Investors, LLC - The Trust, on behalf of the Analytic U.S. Long/Short Fund and Discover Value Fund, and the Advisor entered into sub-advisory agreements with Analytic Investors, LLC ("Analytic"). Analytic is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Ashfield Capital Partners, LLC - The Trust, on behalf of the Advantage Growth Fund, Developing Growth Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund and Select Growth Fund, and the Advisor entered into sub-advisory agreements with Ashfield Capital Partners, LLC ("Ashfield"). Ashfield is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Barrow, Hanley, Mewhinney & Strauss, Inc. - The Trust, on behalf of the Barrow Hanley Core Bond Fund, Barrow Hanley Value Fund and Discover Value Fund, and the Advisor entered into sub-advisory agreements with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"). Barrow Hanley is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Columbus Circle Investors - The Trust, on behalf of the Columbus Circle Technology and Communications Fund, and the Advisor entered into a sub-advisory agreement with Columbus Circle Investors ("Columbus Circle").

Copper Rock Capital Partners, LLC - The Trust, on behalf of the Developing Growth Fund and Strategic Small Company Fund, and the Advisor entered into a sub-advisory agreement with Copper Rock Capital Partners, LLC ("Copper Rock"). Copper Rock is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Dwight Asset Management Company LLC - The Trust, on behalf of the Dwight High Yield Fund, Dwight Intermediate Fixed Income Fund and Dwight Short Term Fixed Income Fund, and the Advisor entered into sub-advisory agreements with Dwight Asset Management Company LLC ("Dwight"). Dwight is an indirect wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Eagle Asset Management, Inc. - The Trust, on behalf of the Small Cap Fund and Strategic Small Company Fund, and the Advisor entered into a sub-advisory agreement with Eagle Asset Management, Inc. ("Eagle").

Heitman Real Estate Securities LLC - The Trust, on behalf of the Heitman REIT Fund, and the Advisor entered into a sub-advisory agreement with Heitman Real Estate Securities LLC ("Heitman"). Heitman is owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Liberty Ridge Capital, Inc. - The Trust, on behalf of the Focused Fund, Large Cap Fund, Mid-Cap Fund, Small Cap Fund and Strategic Small Company Fund, and the Advisor entered into a sub-advisory agreement with Liberty Ridge. Liberty Ridge is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Munder Capital Management - The Trust, on behalf of the Growth Fund, and the Advisor entered into a sub-advisory agreement with Munder Capital Management ("Munder").

Provident Investment Counsel, Inc. - The Trust, on behalf of the Advantage Growth Fund, and the Advisor entered into a sub-advisory agreement with Provident Investment Counsel, Inc. ("Provident"). Provident is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thomson Horstmann & Bryant, Inc. - The Trust, on behalf of the Discover Value Fund, and the Advisor entered into a sub-advisory agreement with Thomson Horstmann & Bryant, Inc. ("THB"). THB is a wholly owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Thompson Siegel & Walmsley, LLC - The Trust, on behalf of the TS&W Small Cap Value Fund and TS&W Mid-Cap Value Fund, and the Advisor entered into sub-advisory agreements with Thompson Siegel & Walmsley, LLC ("TS&W"). TS&W is a majority owned subsidiary of OMUSH and an affiliate of Old Mutual Capital.

Turner Investment Partners, LLC - The Trust, on behalf of the Growth Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund and Select Growth Fund, and the Advisor entered into a sub-advisory agreement with Turner Investment Partners, LLC ("Turner").

Wellington Management Company, LLP - The Trust, on behalf of the Cash Reserves Fund, and the Advisor entered into a sub-advisory agreement with Wellington Management Company, LLP ("Wellington").

For the services  provided and expenses  incurred  pursuant to the  Sub-Advisory
Agreements, the Sub-Advisors are entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each portion of the Funds managed less 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor (with the exception of the Discover Value Fund, Growth Fund, Cash Reserves Fund and Dwight Intermediate Fixed Income Fund). The fees are calculated as follows:

                                                        Sub-Advisory Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                       $0 to      $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion
                                     less than    to less than  to less than  to less than  to less than  to less than  $2.0 billion
Fund                                $300 million  $500 million  $750 million  $1.0 billion  $1.5 billion  $2.0 billion  or greater
------------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund           0.45%         0.40%        0.35%         0.30%         0.25%          0.20%        0.15%
Columbus Circle Technology and
     Communications Fund                0.60%         0.55%        0.50%         0.45%         0.40%          0.35%        0.30%
Developing Growth Fund                  0.60%         0.55%        0.50%         0.45%         0.40%          0.35%        0.30%
Focused Fund                            0.40%         0.35%        0.30%         0.25%         0.20%          0.15%        0.10%
Heitman REIT Fund                       0.55%         0.50%        0.45%         0.40%         0.35%          0.30%        0.25%
Large Cap Fund                          0.40%         0.35%        0.30%         0.25%         0.20%          0.15%        0.10%
Large Cap Growth Fund                   0.50%         0.45%        0.40%         0.35%         0.30%          0.25%        0.20%
Large Cap Growth
     Concentrated Fund                  0.55%         0.50%        0.45%         0.40%         0.35%          0.30%        0.25%
Mid-Cap Fund                            0.60%         0.55%        0.50%         0.45%         0.40%          0.35%        0.30%
Select Growth Fund                      0.55%         0.50%        0.45%         0.40%         0.35%          0.30%        0.25%
Small Cap Fund                          0.65%         0.60%        0.55%         0.50%         0.45%          0.40%        0.35%
Strategic Small Company Fund            0.60%         0.55%        0.50%         0.45%         0.40%          0.35%        0.30%
TS&W Small Cap Value Fund               0.75%         0.70%        0.65%         0.60%         0.55%          0.50%        0.45%
Dwight Short Term Fixed
     Income Fund                        0.20%        0.175%        0.15%        0.125%         0.10%         0.075%        0.05%
------------------------------------------------------------------------------------------------------------------------------------


                                                               Sub-Advisory Fee Breakpoint Asset Thresholds
------------------------------------------------------------------------------------------------------------------------------------
                                             $0 to less           $1.0 billion to           $1.5 billion to          $2.0 billion
                                         than $1.0 billion    less than $1.5 billion    less than $2.0 billion        or greater
------------------------------------------------------------------------------------------------------------------------------------
Barrow Hanley Value Fund                        0.50%                  0.45%                     0.40%                   0.35%
------------------------------------------------------------------------------------------------------------------------------------


                                                               Sub-Advisory Fee Breakpoint Asset Thresholds
-------------------------------------------------------------------------------------------------------------------------
                                                    $0 to less               $500 million to              $1.0 billion
                                                than $500 million        less than $1.0 billion            or greater
-------------------------------------------------------------------------------------------------------------------------
Advantage Growth Fund                                  0.40%                      0.388%                     0.376%
TS&W Mid-Cap Value Fund                                0.50%                       0.47%                      0.45%
Barrow Hanley Core Bond Fund                           0.25%                       0.24%                     0.229%
Dwight High Yield Fund                                 0.35%                      0.338%                     0.325%
-------------------------------------------------------------------------------------------------------------------------


                                        Sub-Advisory Fees without Breakpoints
-----------------------------------------------------------------------------
Discover Value Fund                                     0.65%
Growth Fund                                            0.475%
Cash Reserves Fund                                      0.10%*
Dwight Intermediate Fixed Income Fund                   0.15%**
-----------------------------------------------------------------------------

* There is a minimum annual fee of $50,000 on the Cash Reserves Fund.

** Prior to January 23, 2008, the Dwight Intermediate Fixed Income Fund's sub-advisory fee was 0.20% (subject to breakpoints and waiver sharing between the Advisor and Sub-Advisor).

AS OF MARCH 31, 2008


From time to time, the Advisor may recommend the appointment of additional or replacement sub-advisors to the Board. The Trust and the Advisor have received exemptive relief from the Securities and Exchange Commission ("SEC") that permits the Trust to employ a "manager of managers" structure. Under this structure, the Advisor, with the approval of the Board may hire, terminate or replace unaffiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any unaffiliated sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Under the manager of managers structure, the Advisor has the ultimate responsibility to oversee the sub-advisors and recommend their hiring, termination and replacement. The following funds intend to rely on the exemptive order and operate in the manner described above: Cash Reserves Fund, Columbus Circle Technology and Communications Fund, Growth Fund, Large Cap Growth Concentrated Fund, Large Cap Growth Fund, Select Growth Fund, Small Cap Fund and Strategic Small Company Fund. Shareholders will be notified of any changes in unaffiliated sub-advisors. Shareholders of a Fund have the right to terminate a sub-advisory agreement with an unaffiliated sub-advisor for a Fund at any time by a vote of the majority of the outstanding voting securities of such Fund. The SEC exemptive order also permits the Funds to disclose to shareholders the aggregate fees paid to Old Mutual Capital and unaffiliated sub-advisor(s) by each Fund.

Sub-Administrator - Old Mutual Capital and The Bank of New York (the "Sub-Administrator") entered into a sub-administration and accounting agreement (the"Sub-Administration Agreement") on November 1, 2007, pursuant to which the Sub-Administrator assists Old Mutual Capital in connection with the administration and business affairs of the Trust. The Sub-Administration Agreement became effective November 5, 2007 for the Advantage Growth Fund, Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Developing Growth Fund, Discover Value Fund, Heitman REIT Fund, Focused Fund, Mid-Cap Fund, TS&W Mid-Cap Value Fund, Barrow Hanley Core Bond Fund, Dwight High Yield Fund and Dwight Intermediate Fixed Income Fund. The Sub-Administration Agreement became effective on December 10, 2007 for the Columbus Circle Technology and Communications Fund, Growth Fund, Large Cap Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund, Select Growth Fund, Small Cap Fund, Strategic Small Company Fund, TS&W Small Cap Value Fund, Cash Reserves Fund and Dwight Short Term Fixed Income Fund. Under the Sub-Administration Agreement, Old Mutual Capital pays the Sub-Administrator as follows: annual rates, based on the combined average daily gross assets of the funds within the Trust, Old Mutual Funds I, Old Mutual Funds III and Old Mutual Insurance Series Fund (the "Old Mutual Complex"), of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion. For funds within the Old Mutual Complex that are managed as a "fund of funds," these fees apply only at the underlying fund level. In addition, the Advisor and Old Mutual Fund Services (administrator to Old Mutual Funds I and Old Mutual Funds III) pay the Sub-Administrator the following annual fees: (1) $35,000 for each fund managed as a "fund of funds"; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex. Certain minimum fees apply. The Sub-Administration Agreement provides that the Sub-Administrator will not be liable for any costs, damages, liabilities or claims incurred by the Sub-Administrator except those arising out of the Sub-Administrator's or its delegee's or agent's (if such delegee or agent is a subsidiary of the Sub-Administrator) negligence or willful misconduct or the Sub-Administrator's failure to act in good faith. In no event shall the Sub-Administrator be liable to the Advisor or any third party for special, indirect or consequential damages.

Prior to the effective dates discussed in the preceding paragraph, SEI Investments Global Funds Services ("SEI") served as the sub-administrator to the Funds (the "Former Sub-Administrator") pursuant to a sub-administrative services agreement (the "SEI Sub- Administrative Agreement") between SEI and Old Mutual Capital. Under the SEI Sub-Administrative Agreement, the Advisor paid the Former Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Old Mutual Complex of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Funds of the Old Mutual Complex calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds. The SEI Sub-Administrative Agreement provided that the Former Sub-Administrator would not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the SEI Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Former Sub-Administrator in the performance of its duties.

Distributor - The Trust entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), a wholly owned subsidiary of the Advisor. The Distributor receives no compensation under the Distribution Agreement for serving in such capacity. The Trust has adopted, on behalf of Class A shares and Class R Shares of each Fund, separate distribution plans pursuant to Rule 12b-1 under the 1940 Act, which provide for payment of a distribution fee of up to 0.25% of the daily net assets of Class A and Class R shares. Currently, the Trust is not paying a distribution fee on Class A shares. The Trust has also adopted, on behalf of Class C shares of each Fund, a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, which provides for payment of a distribution fee of up to 0.75% of the average daily net assets of Class C shares. Currently, the Dwight Short Term Fixed Income Fund charges a distribution fee of 0.50% of the average daily net assets of the Class C Shares. The Trust has also adopted a Service Plan on behalf of Class A shares and Class C shares of each Fund and separate Service Plans pursuant to Rule 12b-1 under the 1940 Act on behalf of Advisor Class and Class R shares of each Fund, all of which provide for payment of a service fee of up to 0.25% of the average daily net assets of each Class. Distribution fees are paid to the Distributor for the sale and distribution of shares and service fees are paid to the Distributor, brokers, dealers and/or other financial intermediaries for providing or arranging for others to provide personal services to shareholders and/or the maintenance of shareholder accounts.

Of the service and distribution fees the Distributor received for the year ended March 31, 2008, it retained the following (000):


                                                                         Service Fees                        Distribution Fees
------------------------------------------------------------------------------------------------------------------------------------
Fund                                                    Advisor      Class A      Class C      Class R      Class C      Class R
------------------------------------------------------------------------------------------------------------------------------------
Analytic US Long/Short Fund                                $-           $-           $9           $-          $28           $-
Barrow Hanley Value Fund                                    -            3            6            -           17            -
Columbus Circle Technology and Communications Fund          -            -            2            -            5            -
Developing Growth Fund                                      -            -            -            -            -            -
Focused Fund                                                -            2            -            -            2            -
Growth Fund                                                 -            -            2            -            6            -
Heitman REIT Fund                                           7            4            -            -            -            -
Large Cap Fund                                              -            -            -            -            -            -
Large Cap Growth Fund                                       -            -            -            -            -            -
Large Cap Growth Concentrated Fund                          -            -            3            -           10            -
Mid-Cap Fund                                                -            -            -            -            1            -
Select Growth Fund                                          -            -            -            -            1            -
Small Cap Fund                                              -            -            -            -            1            -
Strategic Small Company Fund                                -            -            -            -            -            -
TS&W Mid-Cap Value Fund                                     -            2            3            -            8            -
TS&W Small Cap Value Fund                                   -            -            -            -            2            -
Cash Reserves Fund                                          -            -            -            -            2            -
Dwight Intermediate Fixed Income                            -            -            -            -            2            -
Dwight Short Term Fixed Income Fund                         -            1            2            -            3            -
------------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Trust. From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust.

The Bank of New York (the "Custodian") serves as the custodian for each of the Funds. Prior to November 19, 2007 U.S. Bank, N.A., served as the custodian for each of the following funds: Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund, Developing Growth Fund, Heitman REIT Fund, Focused Fund, Mid-Cap Fund, TS&W Mid-Cap Value Fund and Dwight Intermediate Fixed Income Fund. Prior to December 10, 2007, U.S. Bank, N.A. served as the custodian for each of the following funds: Columbus Circle Technology and Communications Fund, Growth Fund, Large Cap Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund, Select Growth Fund, Small Cap Fund, Strategic Small Company Fund, TS&W Small Cap Value Fund, Cash Reserves Fund and Dwight Short Term Fixed Income Fund.

The Trust entered into a shareholder servicing agreement ("Shareholder Servicing Agreement") with Old Mutual Fund Services to provide shareholder support and other shareholder account-related services. Old Mutual Fund Services, in turn, contracted with Old Mutual Shareholder Services, Inc. ("OMSS"), its wholly owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Funds. Effective June 20, 2007 the contract with OMSS was terminated and OMFS undertook provision of those services previously provided by OMSS. Pursuant to the Shareholder Servicing Agreement, the shareholder service fees are reviewed semi-annually by Old Mutual Fund Services and approved annually by the Board. Shareholder servicing fees are included in transfer agent fees in the Statement of Operations.

AS OF MARCH 31, 2008


Shareholder service fees (including out of pocket expenses) paid to Old Mutual Fund Services for the year ended March 31, 2008, were as follows:


---------------------------------------------------------------------
Fund                                                  Total (000)
---------------------------------------------------------------------
Advantage Growth Fund                                     $  -
Analytic U.S. Long/Short Fund                               19
Barrow Hanley Value Fund                                    34
Columbus Circle Technology and Communications Fund         292
Discover Value Fund                                          -
Developing Growth Fund                                     147
Focused Fund                                                15
Growth Fund                                                457
Heitman REIT Fund                                           36
Large Cap Fund                                              31
Large Cap Growth Concentrated Fund                         106
---------------------------------------------------------------------

---------------------------------------------------------------------
Fund                                                  Total (000)
---------------------------------------------------------------------
Large Cap Growth Fund                                     $ 58
Mid-Cap Fund                                                62
Select Growth Fund                                         142
Small Cap Fund                                              23
Strategic Small Company Fund                                21
TS&W Mid-Cap Value Fund                                      -
TS&W Small Cap Value Fund                                   15
Cash Reserves Fund                                          39
Barrow Hanley Core Bond Fund                                 -
Dwight Intermediate Fixed Income Fund                        2
Dwight High Yield Fund                                       -
Dwight Short Term Fixed Income Fund                          9
---------------------------------------------------------------------


On April 4, 2000, the Board approved an agreement between the Trust and Old Mutual Fund Services to provide shareholder related web development and maintenance services. For its services for the year ended March 31, 2008, Old Mutual Fund Services received a fee of $120 (000), which was allocated to each Fund quarterly based on average net assets. Effective December 31, 2007, this agreement was terminated.

For the year ended March 31, 2008, Columbus Circle reimbursed $2 (000) to the Columbus Circle Technology and Communications Fund as a result of a trading error.

Officers of the Trust who are or were officers of the Advisor, Old Mutual Fund Services or the Distributor, as well as the Senior Officer, received no compensation from the Trust.

4. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments and securities sold short, for the Funds (excluding the Cash Reserves Fund) for the year ended March 31, 2008, were as follows:


                                                                   Purchases (000)                     Sales and Maturities (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                           Other           U.S. Government           Other           U.S. Government
------------------------------------------------------------------------------------------------------------------------------------
Advantage Growth Fund                                    $ 64,722               $    -             $ 53,834              $     -
Analytic U.S. Long/Short Fund                             417,768                    -              462,378                    -
Barrow Hanley Value Fund                                   12,475                    -               48,183                    -
Columbus Circle Technology and
     Communications Fund                                  423,108                    -              440,196                    -
Developing Growth Fund                                    329,386                    -              346,636                    -
Discover Value Fund                                        33,035                    -               22,665                    -
Focused Fund                                               32,362                    -               38,718                    -
Growth Fund                                               517,999                    -              603,437                    -
Heitman REIT Fund                                          81,116                    -              169,424                    -
Large Cap Fund                                             63,528                    -              103,584                    -
Large Cap Growth Fund                                      79,523                    -               95,922                    -
Large Cap Growth Concentrated Fund                        123,933                    -              143,140                    -
Mid-Cap Fund                                              243,474                    -              337,264                    -
Select Growth Fund                                        210,285                    -              229,942                    -
Small Cap Fund                                             46,905                    -               55,405                    -
Strategic Small Company Fund                               46,549                    -               56,576                    -
TS&W Mid-Cap Value Fund                                    26,072                    -               20,281                    -
TS&W Small Cap Value Fund                                  23,455                    -               39,939                    -
Barrow Hanley Core Bond Fund                               26,634                7,717               17,321               12,015
Dwight High Yield Fund                                      3,982                    -                  649                    -
Dwight Intermediate Fixed Income Fund                      88,947                2,965               69,239               23,413
Dwight Short Term Fixed Income Fund                       346,114                6,247              381,075                5,357
------------------------------------------------------------------------------------------------------------------------------------


Transactions in option contracts written in the Columbus Circle Technology and Communications Fund for the year ended March 31, 2008, were as follows:


                                                                      Premiums
                                                        Number of     Received
Written Options Transactions                            Contracts       (000)
------------------------------------------------------------------------------

Outstanding at March 31, 2007                              1,041      $    107
Options written                                           41,543        12,132
Options exercised                                              -             -
Options terminated in closing purchasing transactions    (36,488)      (10,071
------------------------------------------------------------------------------

Outstanding at March 31, 2008                              6,096      $  2,168
------------------------------------------------------------------------------

AS OF MARCH 31, 2008


5. CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------

                                                                 Old Mutual                        Old Mutual
                                                                  Advantage                       Analytic U.S.
                                                                 Growth Fund                     Long/Short Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                 11/19/07* to            4/1/07 to              4/1/06 to
                                                                    3/31/08               3/31/08                3/31/07
---------------------------------------------------------------------------------------------------------------------------------
                                                             Shares   Dollars        Shares    Dollars        Shares    Dollars
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                               -     $   -          5,787   $  86,569       9,117    $127,395
     Shares Issued upon Reinvestment of Distributions            -         -             10         144           7          90
     Redemption Fees                                           n/a         -            n/a           -         n/a           -
     Shares Redeemed                                             -         -        (12,871)   (185,203)       (886)    (11,165)
---------------------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                    -         -         (7,074)    (98,490)      8,238     116,320
---------------------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                               -         -              -           -           -           -
     Shares Issued upon Reinvestment of Distributions            -         -              -           -           -           -
     Shares Redeemed                                             -         -              -           -           -           -
---------------------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions              -         -              -           -           -           -
---------------------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                               -         -          1,605      23,323         181       2,491
     Shares Issued upon Reinvestment of Distributions            -         -              3          49           -           1
     Redemption Fees                                             -         -              -           -           -           -
     Shares Redeemed                                             -         -           (677)     (9,476)        (34)       (464)
---------------------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                    -         -            931      13,896         147       2,028
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                               -         -            700       9,932          52         708
     Shares Issued upon Reinvestment of Distributions            -         -              -           5           -           -
     Redemption Fees                                           n/a         -            n/a           -         n/a           -
     Shares Redeemed                                             -         -           (117)     (1,625)         (8)       (103)
---------------------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                    -         -            583       8,312          44         605
---------------------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                               -         -              -           -           -           -
     Shares Issued upon Reinvestment of Distributions            -         -              -           -           -           -
     Shares Redeemed                                             -         -              -           -           -           -
---------------------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                    -         -              -           -           -           -
---------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                           9,177    73,797 (1)      4,075      59,194 (1)       -           -
     Shares Issued upon Reinvestment of Distributions            -         -             18         248           -           -
     Shares Redeemed                                           (86)     (845)          (709)    (10,118)          -           -
---------------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions    9,091    72,952          3,384      49,324           -           -
---------------------------------------------------------------------------------------------------------------------------------

*    Inception Date of the Fund

(1) During the year ended March 31, 2008, the Advantage Growth Fund, Analytic U.S. Long/Short Fund, Barrow Hanley Value Fund and Developing Growth Fund received from new shareholders portfolio securities and cash valued at $62,550, $30,672, $55,947 and $20,157, respectively, on the date of the subscription.

(2) Advisor Class commenced operations on December 20, 2006 for the Analytic U.S. Long/Short Fund and Developing Growth Fund. Advisor Class shares for all Funds were closed in 2007. See Note 1 for further details.

(3) Class R and Institutional Class shares for all Funds commenced operations on December 20, 2006 (unless otherwise noted). Class R shares for all Funds were closed in 2007. See Note 1 for further details.

n/a - not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.


                                                                               Old Mutual
                                                                         Barrow Hanley Value Fund
---------------------------------------------------------------------------------------------------------------
                                                                  4/1/07 to                  4/1/06 to
                                                                   3/31/08                    3/31/07
---------------------------------------------------------------------------------------------------------------
                                                              Shares      Dollars       Shares       Dollars
---------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                             4,104     $ 31,256        3,021      $  39,059
     Shares Issued upon Reinvestment of Distributions          1,750       13,599       10,840        109,806
     Redemption Fees                                             n/a            -          n/a              2
     Shares Redeemed                                          (6,963)     (60,958)     (18,440)      (243,539)
---------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                 (1,109)     (16,103)      (4,579)       (94,672)
---------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                 2           15            3             36
     Shares Issued upon Reinvestment of Distributions              -            2           22            220
     Shares Redeemed                                             (30)        (280)         (42)          (586)
---------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions              (28)        (263)         (17)          (330)
---------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                               128        1,026           22            274
     Shares Issued upon Reinvestment of Distributions             45          347          202          1,997
     Redemption Fees                                             n/a            -          n/a              -
     Shares Redeemed                                            (134)      (1,189)        (133)        (1,607)
---------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                     39          184           91            664
---------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                61          532          156          1,372
     Shares Issued upon Reinvestment of Distributions             60          449          210          2,111
     Redemption Fees                                             n/a            -          n/a              -
     Shares Redeemed                                            (106)        (862)        (351)        (4,448)
---------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                     15          119           15           (965)
---------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                 -            -            -              -
     Shares Issued upon Reinvestment of Distributions              -            -            -              -
     Shares Redeemed                                               -            -            -              -
---------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                      -            -            -              -
---------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                             7,095       61,483 (1)        -              -
     Shares Issued upon Reinvestment of Distributions          1,063        8,113            -              -
     Shares Redeemed                                            (366)      (2,574)           -              -
---------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions      7,792       67,022            -              -
---------------------------------------------------------------------------------------------------------------


                                                                                Old Mutual
                                                                      Columbus Circle Technology and
                                                                           Communications Fund
-----------------------------------------------------------------------------------------------------------------
                                                                    4/1/07 to                  4/1/06 to
                                                                     3/31/08                    3/31/07
-----------------------------------------------------------------------------------------------------------------
                                                               Shares       Dollars       Shares       Dollars
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                              1,783      $ 28,956          612      $  7,675
     Shares Issued upon Reinvestment of Distributions               -             -            -             -
     Redemption Fees                                              n/a             -          n/a             -
     Shares Redeemed                                           (3,258)      (48,842)      (5,435)      (68,099)
-----------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                  (1,475)      (19,886)      (4,823)      (60,424)
-----------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                  2            23            -             -
     Shares Issued upon Reinvestment of Distributions               -             -            -             -
     Shares Redeemed                                               (2)          (24)         (16)         (175)
-----------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                 -            (1)         (16)         (175)
-----------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                174         2,854            1             8
     Shares Issued upon Reinvestment of Distributions               -             -            -             -
     Redemption Fees                                              n/a             -          n/a             -
     Shares Redeemed                                              (60)         (911)           -            (2)
-----------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                     114         1,943            1             6
-----------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                150         2,371            1             6
     Shares Issued upon Reinvestment of Distributions               -             -            -             -
     Redemption Fees                                              n/a             -          n/a             -
     Shares Redeemed                                              (22)         (315)          (1)           (7)
-----------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                     128         2,056            -            (1)
-----------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                  -             -            -             -
     Shares Issued upon Reinvestment of Distributions               -             -            -             -
     Shares Redeemed                                                -             -            -             -
-----------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                       -             -            -             -
-----------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                                  -             2            -             -
     Shares Issued upon Reinvestment of Distributions               -             -            -             -
     Shares Redeemed                                                -             -            -             -
-----------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions           -             2            -             -
-----------------------------------------------------------------------------------------------------------------


                                                                                Old Mutual
                                                                            Developing Growth Fund
-----------------------------------------------------------------------------------------------------------------
                                                                     4/1/07 to                  4/1/06 to
                                                                      3/31/08                    3/31/07
-----------------------------------------------------------------------------------------------------------------
                                                                Shares       Dollars       Shares       Dollars
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                               1,211      $ 20,170        1,905      $ 28,908
     Shares Issued upon Reinvestment of Distributions                -             -            -             -
     Redemption Fees                                               n/a             -          n/a             1
     Shares Redeemed                                            (2,563)      (43,927)      (3,230)      (47,882)
-----------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                   (1,352)      (23,757)      (1,325)      (18,973)
-----------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                   -             -            -             -
     Shares Issued upon Reinvestment of Distributions                -             -            -             -
     Shares Redeemed                                                 -             -            -             -
-----------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                  -             -            -             -
-----------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                   -             7            -             -
     Shares Issued upon Reinvestment of Distributions                -             -            -             -
     Redemption Fees                                               n/a             -          n/a             -
     Shares Redeemed                                                (4)          (68)           -             -
-----------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                       (4)          (61)           -             -
-----------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                   1            24            3            38
     Shares Issued upon Reinvestment of Distributions                -             -            -             -
     Redemption Fees                                               n/a             -          n/a             -
     Shares Redeemed                                                (5)          (85)           -            (7)
-----------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                       (4)          (61)           3            31
-----------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                   -             -            -             -
     Shares Issued upon Reinvestment of Distributions                -             -            -             -
     Shares Redeemed                                                 -             -            -             -
-----------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                        -             -            -             -
-----------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                               1,167        21,038 (1)        -             -
     Shares Issued upon Reinvestment of Distributions                -             -            -             -
     Shares Redeemed                                               (44)         (773)           -             -
-----------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions        1,123        20,265            -             -
-----------------------------------------------------------------------------------------------------------------

AS OF MARCH 31, 2008

                                                                   Old Mutual                           Old Mutual
                                                               Discover Value Fund                     Focused Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                   11/19/07* to             4/1/07 to              4/1/06 to
                                                                     3/31/08                 3/31/08                3/31/07
----------------------------------------------------------------------------------------------------------------------------------
                                                               Shares     Dollars        Shares   Dollars        Shares  Dollars
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                 -    $      -            119     $2,981         806   $18,717
     Shares Issued upon Reinvestment of Distributions              -           -             36        865           3        71
     Redemption Fees                                             n/a           -            n/a         -          n/a         -
     Shares Redeemed                                               -           -           (427)   (10,389)       (586)  (13,592)
----------------------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                      -           -           (272)    (6,543)        223     5,196
----------------------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                 -           -              -         -            -         -
     Shares Issued upon Reinvestment of Distributions              -           -              -         -            -         -
     Shares Redeemed                                               -           -              -         -            -         -
----------------------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                -           -              -         -            -         -
----------------------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                 -           -             42      1,030         152     3,545
     Shares Issued upon Reinvestment of Distributions              -           -              5        115           -         6
     Shares Transferred from Advisor Class                         -           -              -          -           -         -
     Shares Redeemed                                               -           -           (108)    (2,466)        (16)     (365)
----------------------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                      -           -            (61)    (1,321)        136     3,186
----------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                 -           -             18        433           8       179
     Shares Issued upon Reinvestment of Distributions              -           -              -          8           -         -
     Shares Redeemed                                               -           -             (7)      (155)         (1)      (21)
----------------------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                      -           -             11        286           7       158
----------------------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                 -           -              -          -           -         -
     Shares Issued upon Reinvestment of Distributions              -           -              -          -           -         -
     Shares Redeemed                                               -           -              -          -           -         -
----------------------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                      -           -              -          -           -         -
----------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                             3,780      37,930 (1)      1,028     25,468 (1)       -         -
     Shares Issued upon Reinvestment of Distributions              -           -             42      1,015           -         -
     Shares Redeemed                                            (196)     (1,897)           (11)      (261)          -         -
----------------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions      3,584      36,033          1,059     26,222           -         -
----------------------------------------------------------------------------------------------------------------------------------

*    Inception Date of the Fund

(1) During the year ended March 31, 2008, the Discover Value Fund, Focused Fund and Heitman REIT Fund received from new shareholders portfolio securities and cash valued at $37,393, $23,301 and $22,756, respectively on the date of the subscription.

(2) Advisor Class commenced operations on December 20, 2006 for the Focused Fund. Advisor Class shares for all Funds were closed in 2007. See Note 1 for further details.

(3) Class R and Institutional class shares commenced operations on December 20, 2006 (unless otherwise noted). Class R shares for all Funds were closed in 2007. See Note 1 for further details.

n/a - not applicable.

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                                  Old Mutual
                                                                                 Growth Fund
---------------------------------------------------------------------------------------------------------------------
                                                                     4/1/07 to                  4/1/06 to
                                                                      3/31/08                    3/31/07
---------------------------------------------------------------------------------------------------------------------
                                                                 Shares      Dollars       Shares       Dollars
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                  896    $  23,905          548      $  12,265
     Shares Issued upon Reinvestment of Distributions                15          429            -              -
     Redemption Fees                                                n/a            -          n/a              -
     Shares Redeemed                                             (4,100)    (108,932)      (6,534)      (146,747)
---------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                    (3,189)     (84,598)      (5,986)      (134,482)
---------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                    -            -            -              -
     Shares Issued upon Reinvestment of Distributions                 -            -            -              -
     Shares Redeemed                                                 (3)         (75)           -              -
---------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                  (3)         (75)           -              -
---------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                   11          306            3             57
     Shares Issued upon Reinvestment of Distributions                 -            -            -              -
     Shares Transferred from Advisor Class                            -            -            -              -
     Shares Redeemed                                                 (5)        (142)          (8)          (180)
---------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                         6          164           (5)          (123)
---------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                   99        2,679            3             68
     Shares Issued upon Reinvestment of Distributions                 -            4            -              -
     Shares Redeemed                                                 (6)        (146)           -              -
---------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                        93        2,537            3             68
---------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                    -            -            -              -
     Shares Issued upon Reinvestment of Distributions                 -            -            -              -
     Shares Redeemed                                                  -            -            -              -
---------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                         -            -            -              -
---------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                                    -            -            -              -
     Shares Issued upon Reinvestment of Distributions                 -            -            -              -
     Shares Redeemed                                                  -            -            -              -
---------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions             -            -            -              -
---------------------------------------------------------------------------------------------------------------------


                                                                                    Old Mutual
                                                                                 Heitman REIT Fund
--------------------------------------------------------------------------------------------------------------------
                                                                       4/1/07 to                  4/1/06 to
                                                                        3/31/08                    3/31/07
--------------------------------------------------------------------------------------------------------------------
                                                                  Shares       Dollars       Shares       Dollars
--------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                   718     $   7,830        3,985     $  59,930
     Shares Issued upon Reinvestment of Distributions              1,464        14,665        1,202        18,155
     Redemption Fees                                                 n/a             -          n/a             2
     Shares Redeemed                                              (6,484)      (88,703)      (6,144)      (96,381)
--------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                     (4,302)      (66,208)        (957)      (18,294)
--------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                    83         1,110          115         1,739
     Shares Issued upon Reinvestment of Distributions                 46           592          108         1,625
     Shares Redeemed                                              (1,201)      (15,963)        (266)       (3,970)
--------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions               (1,072)      (14,261)         (43)         (606)
--------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                 1,176         1,897           23           361
     Shares Issued upon Reinvestment of Distributions                295         2,798            4            53
     Shares Transferred from Advisor Class                         1,010        13,417            -             -
     Shares Redeemed                                                (357)       (3,564)         (20)         (314)
--------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                      1,124        14,548            7           100
--------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                    17           157           14           216
     Shares Issued upon Reinvestment of Distributions                  4            41            2            29
     Shares Redeemed                                                 (14)         (201)         (28)         (412)
--------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                          7            (3)         (12)         (167)
--------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                     -             -            -             -
     Shares Issued upon Reinvestment of Distributions                  -             -            -             -
     Shares Redeemed                                                   -             -            -             -
--------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                          -             -            -             -
--------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                                 2,148        25,566 (1)        -             -
     Shares Issued upon Reinvestment of Distributions                560         5,260            -             -
     Shares Redeemed                                                 (24)         (268)           -             -
--------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions          2,684        30,558            -             -
--------------------------------------------------------------------------------------------------------------------


                                                                                      Old Mutual
                                                                                   Large Cap Fund
--------------------------------------------------------------------------------------------------------------------
                                                                        4/1/07 to                  4/1/06 to
                                                                         3/31/08                    3/31/07
--------------------------------------------------------------------------------------------------------------------
                                                                   Shares       Dollars       Shares       Dollars
--------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                    251    $   4,021        12,036     $ 178,288
     Shares Issued upon Reinvestment of Distributions                  21          329            44           678
     Redemption Fees                                                  n/a            -           n/a             3
     Shares Redeemed                                               (2,805)     (44,714)      (11,808)     (181,398)
--------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                      (2,533)     (40,364)          272        (2,429)
--------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                      1           21            28           413
     Shares Issued upon Reinvestment of Distributions                   -            -             -             1
     Shares Redeemed                                                  (32)        (510)          (25)         (365)
--------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                   (31)        (489)            3            49
--------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                     42          671            20           305
     Shares Issued upon Reinvestment of Distributions                   -            3             -             -
     Shares Transferred from Advisor Class                              -            -             -             -
     Shares Redeemed                                                  (19)        (301)            -             -
--------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                          23          373            20           305
--------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                      4           59             4            56
     Shares Issued upon Reinvestment of Distributions                   -            -             -             -
     Shares Redeemed                                                   (7)        (106)            -             -
--------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                          (3)         (47)            4            56
--------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                      -            -             -             -
     Shares Issued upon Reinvestment of Distributions                   -            -             -             -
     Shares Redeemed                                                    -            -             -             -
--------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                           -            -             -             -
--------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                                      -            -             -             -
     Shares Issued upon Reinvestment of Distributions                   -            -             -             -
     Shares Redeemed                                                    -            -             -             -
--------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions               -            -             -             -
--------------------------------------------------------------------------------------------------------------------

AS OF MARCH 31, 2008


                                                                                 Old Mutual
                                                                            Large Cap Growth Fund
----------------------------------------------------------------------------------------------------------------------
                                                                     4/1/07 to                    4/1/06 to
                                                                      3/31/08                     3/31/07
----------------------------------------------------------------------------------------------------------------------
                                                              Shares        Dollars        Shares        Dollars
----------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                               209         $  5,484            187       $  4,262
     Shares Issued upon Reinvestment of Distributions              -                -              -              -
     Redemption Fees                                             n/a                -            n/a              -
     Shares Redeemed                                            (857)         (21,818)        (1,381)       (31,060)
----------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                   (648)         (16,334)        (1,194)       (26,798)
----------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                 1               30              3             64
     Shares Issued upon Reinvestment of Distributions              -                -              -              -
     Shares Redeemed                                             (16)            (411)            (3)           (65)
----------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions              (15)            (381)             -             (1)
----------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                14              349              4             96
     Shares Issued upon Reinvestment of Distributions              -                -              -              -
     Shares Transferred from Advisor Class                         -                -              -              -
     Shares Redeemed                                              (7)            (173)             -              -
----------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                      7              176              4             96
----------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                17              437              -              3
     Shares Issued upon Reinvestment of Distributions              -                -              -              -
     Shares Redeemed                                             (16)            (369)             -              -
----------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                      1               68              -              3
----------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                 -                -              -              -
     Shares Issued upon Reinvestment of Distributions              -                -              -              -
     Shares Redeemed                                               -                -              -              -
----------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                      -                -              -              -
----------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                                 -                -              -              -
     Shares Issued upon Reinvestment of Distributions              -                -              -              -
     Shares Redeemed                                               -                -              -              -
----------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions          -                -              -              -
----------------------------------------------------------------------------------------------------------------------


                                                                                      Old Mutual
                                                                                   Large Cap Growth
                                                                                   Concentrated Fund
---------------------------------------------------------------------------------------------------------------------
                                                                       4/1/07 to                    4/1/06 to
                                                                       3/31/08                      3/31/07
---------------------------------------------------------------------------------------------------------------------
                                                                Shares        Dollars        Shares        Dollars
---------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                      140    $  2,876             227     $  4,045
     Shares Issued upon Reinvestment of Distributions                     -           -               -            -
     Redemption Fees                                                    n/a           -             n/a            -
     Shares Redeemed                                                 (1,246)    (24,895)         (2,019)     (35,721)
---------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                        (1,106)    (22,019)         (1,792)     (31,676)
---------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                        -           2               -            5
     Shares Issued upon Reinvestment of Distributions                     -           -               -            -
     Shares Redeemed                                                      7        (136)              -            -
---------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                       7        (134)              -            5
---------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                       77       1,608              36          634
     Shares Issued upon Reinvestment of Distributions                     -           -               -            -
     Shares Transferred from Advisor Class                                -           -               -            -
     Shares Redeemed                                                     (7)       (132)             (4)         (73)
---------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                            70       1,476              32          561
---------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                      197       4,007               7          123
     Shares Issued upon Reinvestment of Distributions                     -           -               -            -
     Shares Redeemed                                                    (47)       (896)             (1)         (13)
---------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                           150       3,111               6          110
---------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                        -           -               -            -
     Shares Issued upon Reinvestment of Distributions                     -           -               -            -
     Shares Redeemed                                                      -           -               -            -
---------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                             -           -               -            -
---------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                                        -           -               -            -
     Shares Issued upon Reinvestment of Distributions                     -           -               -            -
     Shares Redeemed                                                      -           -               -            -
---------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                 -           -               -            -
---------------------------------------------------------------------------------------------------------------------

(1) During the year ended March 31, 2008, the Old Mutual Mid-Cap Fund received from new shareholders portfolio securities and cash valued at $12,768 on the date of the subscription.

(2) Advisor Class commenced operations on December 20, 2006 for the Select Growth Fund. Advisor Class shares for all Funds were closed in 2007. See
     Note 1 for further details.

(3) Class R and Institutional Class shares for all Funds commenced operations on December 20, 2006. Class R shares for all Funds were closed in 2007. See
     Note 1 for further details.

n/a - Not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                                  Old Mutual
                                                                                 Mid-Cap Fund
-----------------------------------------------------------------------------------------------------------------
                                                                  4/1/07 to                   4/1/06 to
                                                                   3/31/08                     3/31/07
-----------------------------------------------------------------------------------------------------------------
                                                            Shares      Dollars          Shares      Dollars
-----------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                           1,272    $  19,898           1,625    $  27,342
     Shares Issued upon Reinvestment of Distributions        3,818       46,996           4,645       71,473
     Redemption Fees                                           n/a            -             n/a            -
     Shares Redeemed                                        (7,403)    (111,658)        (11,920)    (198,887)
-----------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions               (2,313)     (44,764)         (5,650)    (100,072)
-----------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                              23          394              74        1,266
     Shares Issued upon Reinvestment of Distributions            -            -              92        1,389
     Shares Redeemed                                          (399)      (6,626)           (166)      (2,828)
-----------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions           (376)      (6,232)              -         (173)
-----------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                             107        1,717               -            7
     Shares Issued upon Reinvestment of Distributions           15          183               3           46
     Shares Transferred from Advisor Class                       9          143               -            -
     Shares Redeemed                                           (77)        (878)             (5)         (72)
-----------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                   54        1,165              (2)         (19)
-----------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                               7           99               5           77
     Shares Issued upon Reinvestment of Distributions            4           41               4           64
     Shares Redeemed                                           (15)        (237)             (3)         (42)
-----------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                   (4)         (97)              6           99
-----------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                               -            -               -            -
     Shares Issued upon Reinvestment of Distributions            -            -               -            -
     Shares Redeemed                                             -            -               -            -
-----------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                    -            -               -            -
-----------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                             873       13,981 (1)           -            -
     Shares Issued upon Reinvestment of Distributions          265        3,262               -            -
     Shares Redeemed                                           (80)        (928)              -            -
-----------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions    1,058       16,315               -            -
-----------------------------------------------------------------------------------------------------------------


                                                                              Old Mutual
                                                                          Select Growth Fund
------------------------------------------------------------------------------------------------------------
                                                                 4/1/07 to                 4/1/06 to
                                                                  3/31/08                   3/31/07
------------------------------------------------------------------------------------------------------------
                                                            Shares      Dollars       Shares      Dollars
------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                             253    $   7,636          114    $   2,754
     Shares Issued upon Reinvestment of Distributions            -            -            -            -
     Redemption Fees                                           n/a            -          n/a            -
     Shares Redeemed                                          (946)     (26,977)      (1,567)     (38,447)
------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                 (693)     (19,341)      (1,453)     (35,693)
------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                               -            -            -            -
     Shares Issued upon Reinvestment of Distributions            -            -            -            -
     Shares Redeemed                                             -            -            -            -
------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions              -            -            -            -
------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                              48        1,438            2           60
     Shares Issued upon Reinvestment of Distributions            -            -            -            -
     Shares Transferred from Advisor Class                       -            -            -            -
     Shares Redeemed                                           (10)        (279)           -            -
------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                   38        1,159            2           60
------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                              30          905            -            -
     Shares Issued upon Reinvestment of Distributions            -            -            -            -
     Shares Redeemed                                            (5)        (140)           -            -
------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                   25          765            -            -
------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                               -            -            -            -
     Shares Issued upon Reinvestment of Distributions            -            -            -            -
     Shares Redeemed                                             -           (1)           -            -
------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                    -           (1)           -            -
------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                               4          118            -            -
     Shares Issued upon Reinvestment of Distributions            -            -            -            -
     Shares Redeemed                                             -            -            -            -
------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions        4          118            -            -
------------------------------------------------------------------------------------------------------------


                                                                                 Old Mutual
                                                                               Small Cap Fund
--------------------------------------------------------------------------------------------------------------
                                                                    4/1/07 to                 4/1/06 to
                                                                     3/31/08                   3/31/07
--------------------------------------------------------------------------------------------------------------
                                                               Shares      Dollars       Shares      Dollars
--------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                278    $   7,883          282    $   7,401
     Shares Issued upon Reinvestment of Distributions              11          313            -            -
     Redemption Fees                                              n/a            -          n/a            -
     Shares Redeemed                                             (644)     (18,239)        (624)     (15,742)
--------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                    (355)     (10,043)        (342)      (8,341)
--------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                  -            -            -            -
     Shares Issued upon Reinvestment of Distributions               -            -            -            -
     Shares Redeemed                                                -           (7)           -            -
--------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                 -           (7)           -            -
--------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                 10          282            2           50
     Shares Issued upon Reinvestment of Distributions               -            -            -            -
     Shares Transferred from Advisor Class                          -            -            -            -
     Shares Redeemed                                               (5)        (131)           -            -
--------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                       5          151            2           50
--------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                  7          184            5          118
     Shares Issued upon Reinvestment of Distributions               -            1            -            -
     Shares Redeemed                                               (6)        (153)           -            -
--------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                       1           32            5          118
--------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                  -            -            -            -
     Shares Issued upon Reinvestment of Distributions               -            -            -            -
     Shares Redeemed                                                -            -            -            -
--------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                       -            -            -            -
--------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                                  -            -            -            -
     Shares Issued upon Reinvestment of Distributions               -            -            -            -
     Shares Redeemed                                                -            -            -            -
--------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions           -            -            -            -
--------------------------------------------------------------------------------------------------------------

AS OF MARCH 31, 2008

                                                                                               Old Mutual
                                                                                             Strategic Small
                                                                                              Company Fund
----------------------------------------------------------------------------------------------------------------------------------
                                                                             4/1/07 to                            4/1/06 to
                                                                              3/31/08                              3/31/07
----------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares             Dollars               Shares       Dollars
----------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                     116            $  1,545                  173      $  2,546
     Shares Issued upon Reinvestment of Distributions                  463               5,530                  873        10,439
     Redemption Fees                                                   n/a                   -                  n/a             -
     Shares Redeemed                                                  (759)            (10,246)              (1,155)      (15,867)
----------------------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                         (180)             (3,171)                (109)       (2,882)
----------------------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                      11                 161                   21           309
     Shares Issued upon Reinvestment of Distributions                   (1)                  -                   25           290
     Shares Redeemed                                                   (76)             (1,113)                 (53)         (715)
----------------------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                    (66)               (952)                  (7)         (116)
----------------------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                      67                 892                   77         1,141
     Shares Issued upon Reinvestment of Distributions                   20                 234                   28           327
     Shares Redeemed                                                   (53)               (721)                 (21)         (265)
----------------------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                           34                 405                   84         1,203
----------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                       3                  42                    1            20
     Shares Issued upon Reinvestment of Distributions                    1                   6                    2            22
     Shares Redeemed                                                    (8)               (101)                  (1)           (8)
----------------------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                           (4)                (53)                   2            34
----------------------------------------------------------------------------------------------------------------------------------
     Class R (2)
     Shares Issued                                                       -                   -                    -             -
     Shares Issued upon Reinvestment of Distributions                    -                   -                    -             -
     Shares Redeemed                                                     -                   -                    -             -
----------------------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                            -                   -                    -             -
----------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (2)
     Shares Issued                                                       -                   -                    -             -
     Shares Issued upon Reinvestment of Distributions                    -                   -                    -             -
     Shares Redeemed                                                     -                   -                    -             -
----------------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                -                   -                    -             -
----------------------------------------------------------------------------------------------------------------------------------

*    Inception Date of the Fund

(1)  During the year  ended  March 31,  2008,  the TS&W  Mid-Cap  Value Fund and
     Barrow Hanley Core Bond Fund received from new shareholders portfolio securities and cash valued at $53,169, and $41,979, respectively on the date of the subscription.

(2) Class R and Institutional Class shares for all Funds commenced operations on December 20, 2006 (unless otherwise noted). Advisor Class and Class R shares were closed for all Funds in 2007. See Note 1 for further details.

n/a - Not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                     Old Mutual                           Old Mutual
                                                                    TS&W Mid-Cap                         TS&W Small Cap
                                                                     Value Fund                            Value Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                     6/04/07* to                4/1/07 to           4/1/06 to
                                                                      3/31/08                    3/31/08             3/31/07
---------------------------------------------------------------------------------------------------------------------------------
                                                               Shares      Dollars        Shares      Dollars   Shares   Dollars
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                  -      $     -           134     $  3,079      276  $  7,468
     Shares Issued upon Reinvestment of Distributions               -            -           356        7,783      362     9,224
     Redemption Fees                                              n/a            -           n/a            -      n/a         -
     Shares Redeemed                                                -            -          (717)     (17,988)    (516   (13,897)
---------------------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                       -            -          (227)      (7,126)     122     2,795
---------------------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                  -            -             -            -        -         -
     Shares Issued upon Reinvestment of Distributions               -            -             -            -        -         -
     Shares Redeemed                                                -            -             -            -        -         -
---------------------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                 -            -             -            -        -         -
---------------------------------------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                273        2,567            39          769        2        46
     Shares Issued upon Reinvestment of Distributions               -            -             4           75        5       125
     Shares Redeemed                                               (4)         (36)          (17)        (418)      (9      (237)
---------------------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                     269        2,531            26          426       (2       (66)
---------------------------------------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                228        2,182            10          194        -         -
     Shares Issued upon Reinvestment of Distributions               -            -             5          109        7       171
     Shares Redeemed                                               (5)         (39)          (11)        (255)     (10      (245)
---------------------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                     223        2,143             4           48       (3       (74)
---------------------------------------------------------------------------------------------------------------------------------
     Class R (2)
     Shares Issued                                                  -            -             -            -        -         -
     Shares Issued upon Reinvestment of Distributions               -            -             -            -        -         -
     Shares Redeemed                                                -            -             -            -        -         -
---------------------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                       -            -             -            -        -         -
---------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (2)
     Shares Issued                                              6,759       57,308 (1)         -            -        -         -
     Shares Issued upon Reinvestment of Distributions               4           37             -            -        -         -
     Shares Redeemed                                             (291)      (2,601)            -            -        -         -
---------------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions       6,472       54,744             -            -        -         -
---------------------------------------------------------------------------------------------------------------------------------


                                                                             Old Mutual
                                                                            Barrow Hanley
                                                                           Core Bond Fund
----------------------------------------------------------------------------------------------------
                                                                            11/19/07* to
                                                                              3/31/08
----------------------------------------------------------------------------------------------------
                                                                    Shares               Dollars
----------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                       -              $      -
     Shares Issued upon Reinvestment of Distributions                    -                     -
     Redemption Fees                                                   n/a                     -
     Shares Redeemed                                                     -                     -
----------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                            -                     -
----------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                       -                     -
     Shares Issued upon Reinvestment of Distributions                    -                     -
     Shares Redeemed                                                     -                     -
----------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                      -                     -
----------------------------------------------------------------------------------------------------
     Class A
     Shares Issued                                                       -                     -
     Shares Issued upon Reinvestment of Distributions                    -                     -
     Shares Redeemed                                                     -                     -
----------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                            -                     -
----------------------------------------------------------------------------------------------------
     Class C
     Shares Issued                                                       -                     -
     Shares Issued upon Reinvestment of Distributions                    -                     -
     Shares Redeemed                                                     -                     -
----------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                            -                     -
----------------------------------------------------------------------------------------------------
     Class R (2)
     Shares Issued                                                       -                     -
     Shares Issued upon Reinvestment of Distributions                    -                     -
     Shares Redeemed                                                     -                     -
----------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                            -                     -
----------------------------------------------------------------------------------------------------
     Institutional Class (2)
     Shares Issued                                                   4,690                46,379 (1)
     Shares Issued upon Reinvestment of Distributions                   65                   661
     Shares Redeemed                                                  (136)               (1,367)
----------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions            4,619                45,673
----------------------------------------------------------------------------------------------------

AS OF MARCH 31, 2008

                                                                                                   Old Mutual
                                                                                               Cash Reserves Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                                4/1/07 to                    4/1/06 to
                                                                                 3/31/08                      3/31/07
-----------------------------------------------------------------------------------------------------------------------------
                                                                          Shares      Dollars            Shares      Dollars
-----------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                        29,717     $ 29,716            27,632     $ 27,632
     Shares Issued upon Reinvestment of Distributions                      1,408        1,408             1,439        1,439
     Redemption Fees                                                         n/a            -               n/a            -
     Shares Redeemed                                                     (26,491)     (26,493)          (30,665)     (30,665)
-----------------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                              4,634        4,631            (1,594)      (1,594)
-----------------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                             -            -                 -            -
     Shares Issued upon Reinvestment of Distributions                          -            -                 -            -
     Shares Redeemed                                                           -            -                 -            -
-----------------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                            -            -                 -            -
-----------------------------------------------------------------------------------------------------------------------------
     Class A (3)
     Shares Issued                                                         1,978        1,978                 -            -
     Shares Issued upon Reinvestment of Distributions                          7            7                 -            -
     Shares Transferred from Advisor Class                                     -            -                 -            -
     Shares Redeemed                                                      (1,078)      (1,078)                -            -
-----------------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                                907          907                 -            -
-----------------------------------------------------------------------------------------------------------------------------
     Class C (3)
     Shares Issued                                                         2,897        2,897                 -            -
     Shares Issued upon Reinvestment of Distributions                         16           16                 -            -
     Shares Redeemed                                                      (1,224)      (1,224)                -            -
-----------------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                              1,689        1,689                 -            -
-----------------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                             1            1                 -            -
     Shares Issued upon Reinvestment of Distributions                          -            -                 -            -
     Shares Redeemed                                                          (1)          (1)                -            -
-----------------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                                  -            -                 -            -
-----------------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                                             1            1                 -            -
     Shares Issued upon Reinvestment of Distributions                          -            -                 -            -
     Shares Redeemed                                                           -            -                 -            -
-----------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions                      1            1                 -            -
-----------------------------------------------------------------------------------------------------------------------------

*    Inception Date of the Fund

(1) During the year ended March 31, 2008, the Dwight High Yield Fund and Dwight Intermediate Fixed Income Fund received from new shareholders portfolio securities and cash valued at $6,326 and $60,473, respectively, on the date of the subscription.

(2) Advisor Class commenced operations on December 20, 2006 for the Dwight Intermediate Fixed Income Fund. Advisor Class shares for all Funds were closed in 2007. See Note 1 for further details.

(3) Class R and Institutional Class shares of all Funds except the Cash Reserves Fund commenced operations on December 20, 2006. Class A, Class C, Class R and Institutional Class shares of the Cash Reserves Fund commenced operations on June 4, 2007. Class R shares for all Funds were closed in 2007. See Note 1 for further details.

n/a - Not applicable

Amounts designated as "-" are either $0 or have been rounded to $0.

                                                                                                        Old Mutual
                                                                  Old Mutual                       Dwight Intermediate
                                                            Dwight High Yield Fund                  Fixed Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                  11/19/07* to               4/1/07 to              4/1/06 to
                                                                    3/31/08                   3/31/08                3/31/07
------------------------------------------------------------------------------------------------------------------------------------
                                                            Shares        Dollars        Shares     Dollars     Shares     Dollars
------------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                                 -      $     -           192    $  1,955         98    $    987
     Shares Issued upon Reinvestment of Distributions              -            -            24         237         34         342
     Redemption Fees                                             n/a            -           n/a           -        n/a           -
     Shares Redeemed                                               -            -          (699)     (7,045)      (146)     (1,454)
------------------------------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions                      -            -          (483)     (4,853)       (14)       (125)
------------------------------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                                 -            -             -           -          -           -
     Shares Issued upon Reinvestment of Distributions              -            -             -           -          -           -
     Shares Redeemed                                               -            -             -           -          -           -
------------------------------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions                -            -             -           -          -           -
------------------------------------------------------------------------------------------------------------------------------------
     Class A (3)
     Shares Issued                                                 -            -            94         958         53         535
     Shares Issued upon Reinvestment of Distributions              -            -             1           6          -           3
     Shares Transferred from Advisor Class                         -            -             -           -          -           -
     Shares Redeemed                                               -            -           (74)       (751)         -          (6)
------------------------------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                      -            -            21         213         53         532
------------------------------------------------------------------------------------------------------------------------------------
     Class C (3)
     Shares Issued                                                 -            -           157       1,593          4          34
     Shares Issued upon Reinvestment of Distributions              -            -             -           4          -           3
     Shares Redeemed                                               -            -           (58)       (588)         -           -
------------------------------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                      -            -            99       1,009          4          37
------------------------------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                                 -            -             -           -          -           -
     Shares Issued upon Reinvestment of Distributions              -            -             -           -          -           -
     Shares Redeemed                                               -            -             -           -          -           -
------------------------------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                      -            -             -           -          -           -
------------------------------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                               967       10,035 (1)     7,208      71,404 (1)      -           -
     Shares Issued upon Reinvestment of Distributions             26          252           122       1,236          -           -
     Shares Redeemed                                             (67)        (665)         (483)     (4,900)         -           -
------------------------------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions        926        9,622         6,847      67,740          -           -
------------------------------------------------------------------------------------------------------------------------------------


                                                                               Old Mutual
                                                                           Dwight Short Term
                                                                           Fixed Income Fund
----------------------------------------------------------------------------------------------------------------
                                                                 4/1/07 to                    4/1/06 to
                                                                  3/31/08                      3/31/07
----------------------------------------------------------------------------------------------------------------
                                                            Shares        Dollars        Shares        Dollars
----------------------------------------------------------------------------------------------------------------
Capital Share Transactions (000):
     Class Z
     Shares Issued                                             178       $  1,785           167       $  1,636
     Shares Issued upon Reinvestment of Distributions          695          6,914           810          7,962
     Redemption Fees                                           n/a              -           n/a              -
     Shares Redeemed                                        (3,971)       (39,514)       (8,034)       (78,851)
----------------------------------------------------------------------------------------------------------------
     Total Class Z Capital Share Transactions               (3,098)       (30,815)       (7,057)       (69,253)
----------------------------------------------------------------------------------------------------------------
     Advisor Class (2)
     Shares Issued                                               -              -            46            443
     Shares Issued upon Reinvestment of Distributions            1              6             2             20
     Shares Redeemed                                           (47)          (464)          (75)          (736)
----------------------------------------------------------------------------------------------------------------
     Total Advisor Class Capital Share Transactions            (46)          (458)          (27)          (273)
----------------------------------------------------------------------------------------------------------------
     Class A (3)
     Shares Issued                                             521          5,213             -              3
     Shares Issued upon Reinvestment of Distributions            2             18             -              2
     Shares Transferred from Advisor Class                      29            292             -              -
     Shares Redeemed                                          (447)        (4,508)            -              -
----------------------------------------------------------------------------------------------------------------
     Total Class A Capital Share Transactions                  105          1,015             -              5
----------------------------------------------------------------------------------------------------------------
     Class C (3)
     Shares Issued                                             598          5,971             -              -
     Shares Issued upon Reinvestment of Distributions            2             17             -              2
     Shares Redeemed                                          (346)        (3,473)            -              -
----------------------------------------------------------------------------------------------------------------
     Total Class C Capital Share Transactions                  254          2,515             -              2
----------------------------------------------------------------------------------------------------------------
     Class R (3)
     Shares Issued                                               -              -             -              -
     Shares Issued upon Reinvestment of Distributions            -              -             -              -
     Shares Redeemed                                             -              -             -              -
----------------------------------------------------------------------------------------------------------------
     Total Class R Capital Share Transactions                    -              -             -              -
----------------------------------------------------------------------------------------------------------------
     Institutional Class (3)
     Shares Issued                                               2             25             -              -
     Shares Issued upon Reinvestment of Distributions            -              -             -              -
     Shares Redeemed                                             -              -             -              -
----------------------------------------------------------------------------------------------------------------
     Total Institutional Class Capital Share Transactions        2             25             -              -
----------------------------------------------------------------------------------------------------------------

AS OF MARCH 31, 2008


6. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

The Funds adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes on September 30, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Funds to analyze all open tax years, fiscal years 2004-2007 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended March 31, 2008, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in Capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of March 31, 2008, primarily attributable to certain net operating losses which, for tax purposes, are not available to offset future income, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities, returns of capital, utilization of net operating losses, REIT reclasses between net investment income and long-term capital, dividends on short sales and to equalization, which classifies earnings and profits distributed to shareholders on the redemption of shares as a deemed dividend. These permanent differences were reclassified to/from the following accounts:

                                                                     Increase/          Increase/(Decrease)      Increase/(Decrease)
                                                                     (Decrease)           Undistributed              Accumulated
                                                                      Paid in             Net Investment            Net Realized
                                                                      Capital                 Income                    Gain
                                                                       (000)                  (000)                     (000)
------------------------------------------------------------------------------------------------------------------------------------
Advantage Growth Fund                                                $     85                $     18                $   (103)
Analytic U.S. Long/Short Fund                                               -                      82                     (82)
Barrow Hanley Value Fund                                                1,794                     279                  (2,073)
Columbus Circle Technology and Communications Fund                     (1,611)                  1,615                      (4)
Developing Growth Fund                                                 (1,835)                  1,835                       -
Discover Value Fund                                                        74                      16                     (90)
Growth Fund                                                            (2,854)                  2,854                       -
Heitman REIT Fund*                                                     13,592                    (581)                (13,011)
Large Cap Growth Fund                                                    (132)                    132                       -
Large Cap Growth Concentrated Fund                                       (360)                    360                       -
Mid-Cap Fund                                                            2,075                    (254)                 (1,821)
Select Growth Fund                                                       (832)                    832                       -
Strategic Small Company Fund                                             (330)                     69                     261
TS&W Mid Cap Value Fund                                                   128                       -                    (128)
TS&W Small Cap Value Fund                                                 280                     304                    (584)
Barrow Hanley Core Bond Fund                                               79                      (5)                    (74)
Cash Reserves Fund                                                         (3)                      -                       3
Dwight High Yield Fund                                                     16                      (1)                    (15)
Dwight Intermediate Fixed Income Fund                                     146                      (3)                   (143)
Dwight Short Term Fixed Income Fund                                         -                    (244)                    244
------------------------------------------------------------------------------------------------------------------------------------

These reclassifications had no effect on net assets or net asset value per share.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2007 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended March 31, 2008 and 2007 were as follows:

                                           Ordinary           Long-Term           Return of
                                            Income           Capital Gain          Capital            Total
Fund                                         (000)              (000)               (000)             (000)
--------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund
     2008                                  $    460             $      -             $-              $    460
     2007                                        94                    -              -                    94
Barrow Hanley Value Fund
     2008                                     6,958               16,026              -                22,984
     2007                                     2,414              115,387              -               117,801
Focused Fund
     2008                                     1,239                  836              -                 2,075
     2007                                        81                    -              -                    81
Growth Fund
     2008                                       436                    -              -                   436
     2007                                         -                    -              -                     -
Heitman REIT Fund
     2008*                                    8,635               25,107              -                33,742
     2007                                     6,668               17,493              -                24,161
Large Cap Fund
     2008                                       340                    -              -                   340
     2007                                       708                    -              -                   708
Mid-Cap Fund
     2008                                    23,460               27,977              -                51,437
     2007                                    15,333               59,935              -                75,268
Small Cap Fund
     2008                                       320                    -              -                   320
     2007                                         -                    -              -                     -
Strategic Small Company Fund
     2008                                     4,237                1,789              -                 6,026
     2007                                         -               11,426              -                11,426
TS&W Mid-Cap Value Fund (2)
     2008                                        37                    -              -                    37
TS&W Small Cap Value Fund
     2008                                       411                7,840              -                 8,251
     2007                                        43                9,784              -                 9,827
Barrow Hanley Core Bond Fund (1)
     2008
Cash Reserves Fund                              747                    -              -                   747
     2008
     2007                                     1,470                    -              -                 1,470
Dwight High Yield Fund (1)                    1,537                    -              -                 1,537
     2008
Dwight Intermediate Fixed Income Fund           253                    -              -                   253
     2008                                     1,541                    -              -                 1,541
     2007                                       358                    -              -                   358
Dwight Short Term Fixed Income Fund
     2008                                     7,017                    -              -                 7,017
     2007                                     8,013                    -              -                 8,013
--------------------------------------------------------------------------------------------------------------

(1)  The Fund commenced operations on November 19, 2007.

(2)  The Fund commenced operations on June 4, 2007.

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2007 tax reporting year.

The following Funds did not declare dividends or distributions during the years ended March 31, 2008 and 2007: Advantage Growth Fund, Columbus Circle Technology and Communications Fund, Developing Growth Fund, Discover Value Fund, Large Cap Growth Fund, Large Cap Growth Concentrated Fund and Select Growth Fund.

Amounts designated as "-" are either $0 or have been rounded to $0.

AS OF MARCH 31, 2008


As of March 31, 2008, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                                 Undistributed  Undistributed                  Post-     Unrealized         Other
                                   Ordinary       Long-Term    Capital Loss    October  Appreciation/     Temporary
                                    Income      Capital Gain  Carryforwards    Losses   (Depreciation)   Differences      Total
                                    (000)           (000)         (000)        (000)        (000)           (000)         (000)
----------------------------------------------------------------------------------------------------------------------------------
Advantage Growth Fund             $     -      $   2,250     $          -    $      -    $     3,494        $  -      $     5,744
Analytic U.S. Long/Short Fund          23              -          (14,792)     (3,674)          (818)          -          (19,261)
Barrow Hanley Value Fund                -              -                -        (380)          (888)          -           (1,268)
Columbus Circle Technology and
     Communications Fund                -              -       (2,366,951)          -         18,966           -       (2,347,985)
Developing Growth Fund                  -              -         (224,110)     (9,046)        (2,993)          -         (236,149)
Discover Value Fund                     -              -                -        (930)        (1,423)          -           (2,353)
Focused Fund                          198            285                -           -         (2,259)          -           (1,776)
Growth Fund                             -              -       (1,154,639)          -         64,569           -       (1,090,070)
Heitman REIT Fund*                      -              -                -           -         12,444           -           12,444
Large Cap Fund                        363              -          (74,115)          -         (2,372)          -          (76,124)
Large Cap Growth Fund                   -              -         (129,206)          -          7,019           -         (122,187)
Large Cap Growth
     Concentrated Fund                  -              -         (286,396)     (1,963)         7,960           -         (280,399)
Mid-Cap Fund                            -              -                -     (12,427)        (5,399)          -          (17,826)
Select Growth Fund                      -              -       (1,120,976)     (1,477)         2,952           -       (1,119,501)
Small Cap Fund                         50              -           (1,560)     (1,674)           140           -           (3,044)
Strategic Small Company Fund            -              -                -      (2,251)           294           -           (1,957)
TS&W Mid-Cap Value Fund                81              -              (80)     (2,108)         3,262           -            1,155
TS&W Small Cap Value Fund               -          4,328                -           -          5,568           -            9,896
Barrow Hanley Core Bond Fund          467             12                -           -            829           -            1,308
Cash Reserves Fund                      -              -               (5)          -              -           -               (5)
Dwight High Yield Fund                  -              -                -        (128)          (907)          -           (1,035)
Dwight Intermediate
     Fixed Income Fund                945            251                -           -            569          (3)           1,762
Dwight Short Term
     Fixed Income Fund                 29              -           (3,067)          -            120         (27)          (2,945)
----------------------------------------------------------------------------------------------------------------------------------

* Information reflects fund activity for tax purposes based on the Fund's December 31, 2007 tax reporting year.

Amounts designated as "-" are either $0 or have been rounded to $0.

Post-October losses represent losses realized on investment transactions from November 1, 2007 through March 31, 2008 that, in accordance with federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year. For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains for a period of up to eight years to the extent allowed by the Internal Revenue Code.

As of March 31, 2008, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (000):


Fund                               2009        2010        2011      2012     2013     2014       2015       2016         Total
----------------------------------------------------------------------------------------------------------------------------------
Analytic U.S. Long/Short Fund    $      -  $        -   $ 10,565   $      -   $ -     $    -     $    -     $4,227     $   14,792
Columbus Circle Technology and
     Communications Fund                -   1,941,000    425,951          -     -          -          -          -      2,366,951
Developing Growth Fund                  -     103,363    120,747          -     -          -          -          -        224,110
Growth Fund                             -     841,899    312,740          -     -          -          -          -      1,154,639
Large Cap Fund                          -           -     74,115          -     -          -          -          -         74,115
Large Cap Growth Fund                   -      55,910     73,296          -     -          -          -          -        129,206
Large Cap Growth
     Concentrated Fund                  -           -    180,999    105,397     -          -          -          -        286,396
Select Growth Fund                117,095     877,966    125,915          -     -          -          -          -      1,120,976
Small Cap Fund                          -           -      1,560          -     -          -          -          -          1,560
TS&W Mid Cap Value Fund                 -           -          -          -     -          -          -         80             80
Cash Reserves Fund                      -           5          -          -     -          -          -          -              5
Dwight Short Term
     Fixed Income Fund                  -           -          -          -     -      1,379      1,688          -          3,067
----------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "-" are either $0 or have been rounded to $0.

During the year ended March 31, 2008, the following Funds utilized capital loss carryforwards to offset realized capital gains (000):

Fund
----------------------------------------------------------------------------
Columbus Circle Technology and Communications Fund                   $28,435
Developing Growth Fund                                                20,108
Growth Fund                                                           57,765
Large Cap Fund                                                         9,625
Large Cap Growth Fund                                                  4,077
Large Cap Growth Concentrated Fund                                     8,243
Select Growth Fund                                                    12,154
Small Cap Fund                                                         3,676
Cash Reserves Fund                                                         1
Dwight Intermediate Fixed Income Fund                                      5
Dwight Short Term Fixed Income Fund                                      621
----------------------------------------------------------------------------

AS OF MARCH 31, 2008


The federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short, futures contracts and written options contracts, held by each Fund excluding the Cash Reserves Fund, at March 31, 2008, were as follows:

                                                                                                                         Net
                                                                                                                      Unrealized
                                                           Federal Tax         Unrealized          Unrealized        Appreciation/
                                                              Cost            Appreciation        Depreciation      (Depreciation)
Fund                                                          (000)              (000)                (000)              (000)
------------------------------------------------------------------------------------------------------------------------------------
Advantage Growth Fund                                      $    75,020         $    8,174         $    (4,680)          $    3,494
Analytic U.S. Long/Short Fund                                  138,762              6,179             (10,518)              (4,339)
Barrow Hanley Value Fund                                       144,060             15,317             (16,206)                (889)
Columbus Circle Technology and Communications Fund             136,058             24,039              (5,095)              18,944
Developing Growth Fund                                         145,847              9,808             (12,801)              (2,993)
Discover Value Fund                                             35,578              2,259              (3,682)              (1,423)
Focused Fund                                                    45,654              1,188              (3,446)              (2,258)
Growth Fund                                                    412,831             87,637             (23,068)              64,569
Heitman REIT Fund                                               92,331             20,327              (7,884)              12,443
Large Cap Fund                                                  64,562              4,108              (6,479)              (2,371)
Large Cap Growth Fund                                           66,635              9,622              (2,603)               7,019
Large Cap Growth Concentrated Fund                              91,786             11,787              (3,827)               7,960
Mid-Cap Fund                                                   159,578             11,882             (17,282)              (5,400)
Select Growth Fund                                             101,989             10,207              (7,254)               2,953
Small Cap Fund                                                  33,606              2,943              (2,804)                 139
Strategic Small Company Fund                                    25,252              2,317              (2,023)                 294
TS&W Mid-Cap Value Fund                                         59,224              5,841              (2,579)               3,262
TS&W Small Cap Value Fund                                       42,631              9,999              (4,431)               5,568
Barrow Hanley Core Bond Fund                                    48,095              1,085                (256)                 829
Dwight High Yield Fund                                           9,454                 31                (938)                (907)
Dwight Intermediate Fixed Income Fund                           77,005              1,217                (648)                 569
Dwight Short Term Fixed Income Fund                            183,960              2,790              (2,670)                 120
------------------------------------------------------------------------------------------------------------------------------------


7. CONCENTRATIONS/RISKS
--------------------------------------------------------------------------------

The Cash Reserves Fund invests in a portfolio of money market instruments maturing in 397 days or less whose ratings are within one of the two highest ratings categories assigned by a nationally recognized statistical rating agency, or, if not rated, are believed by Wellington to be of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region.

Certain Funds invest a high percentage of their assets in specific sectors of the market, including technology and real estate. As a result, the economic and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In addition, the Heitman REIT Fund and Columbus Circle Technology and Communications Fund are concentrated, which means they may invest 25% or more of their net assets in specific industries.

There are risks associated with selling short, including the risk that a Fund engaged in short sales may have to cover its short positions at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Dwight High Yield Fund invests in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

Certain funds may invest in mortgage related or other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values and early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

8. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of each of the Trust, Old Mutual Insurance Series Fund and Old Mutual Funds I (together, the "Trusts"), on behalf of certain series portfolios of the Trusts (for the purposes of this Note 8, the "OM Funds"), each of the OM Funds may lend an amount up to its prospectus-defined limitations to other OM Funds. All such lending shall be conducted pursuant to the exemptive order granted by the SEC on August 12, 2003.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the OM Funds from investments in overnight repurchase agreements) and the bank loan rate (federal funds rate plus 50 basis points). None of the OM Funds may borrow more than 10% of their assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year ended March 31, 2008.

9. LITIGATION
--------------------------------------------------------------------------------

In June 2004, Pilgrim Baxter & Associates, Ltd. ("PBA", now known as Liberty Ridge), reached settlement agreements with respect to the market timing and selective disclosure actions filed by the SEC and New York Attorney General ("NYAG"). Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Trust's Statement of Additional Information ("SAI") are not met, the NYAG settlement stipulates that Liberty Ridge shall promptly terminate the sub-advisory services it provides to the Funds. In this event, the Trust's Board would be required to seek a new sub-advisor for the Funds sub-advised by Liberty Ridge or consider other alternatives.

As part of the In Re Mutual Funds Investment Litigation pending in the U.S. District Court for the District of Maryland (the "MDL Court"), PBHG Funds (now known as Old Mutual Funds II), PBA, its affiliates, and/or certain related and unrelated parties have been named as defendants in a Class Action Suit ("Class Action Suit") and a separate Derivative Suit ("Derivative Suit") (together the "Civil Litigation"). The Civil Litigation consolidates and coordinates for pre-trial matters a number of individual class action suits and derivative suits based on similar claims, which previously had been filed against the PBHG Funds, PBA and/or certain related parties in other jurisdictions, and had been transferred to the MDL Court. Information on the previously filed suits is contained in the Trust's SAI. Consolidated complaints in the Class Action and Derivative Suits were filed in the Civil Litigation on September 29, 2004 (MDL
1586).

The Civil Litigation and the previously filed suits are primarily based upon allegations that the defendants engaged in or facilitated market timing of the PBHG Funds, and also made selective disclosure of confidential portfolio information to certain defendants and other parties. The Civil Litigation alleges a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breaches of fiduciary duty; and (iii) false or misleading prospectus disclosure. The Civil Litigation requests compensatory and punitive damages. In addition, the Derivative Suit requests the removal of each of the Trustees, the removal of Liberty Ridge as investment adviser, the removal of PBHG Fund Distributors (now known as Old Mutual Investment Partners) as distributor, rescission of the management and other contracts between PBHG Funds and the defendants, and rescission of the PBHG Funds' 12b-1 Plan.

On August 30, 2005, the State of West Virginia West Virginia Securities Division (the "WV Securities Division") entered a cease and desist order (the "Order" and, together with the Civil Litigation, the "Litigation") against PBA. PBHG Funds was not named in the Order. In the Order, the WV Securities Division alleged that PBA permitted short-term trading in excess of the PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time the PBHG Funds. The WV Securities Division further alleges in the Order that the foregoing violated the West Virginia Securities Act (W. Va. Code ss.ss. 32-1-101, et seq.) and is seeking that PBA cease and desist from further violation of the West Virginia Securities Act; pay restitution; disgorge fees; pay administrative and investigatory costs and expenses, including counsel fees; pay an administrative assessment; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the SAI.

NOTES TO FINANCIAL STATEMENTS - concluded
AS OF MARCH 31, 2008


At this stage of the Litigation it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge or any other named defendant. While it is currently too early to predict the result of the Litigation, the Advisor does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment advisor to the Portfolios. However, neither Liberty Ridge nor the Advisor is currently able to gauge the level of shareholder redemptions that may result from the news of the resolution of these pending lawsuits. Redemptions may require the Funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Funds.

10. EXPENSES BORNE BY ADVISOR
--------------------------------------------------------------------------------

Legal, printing and/or compliance audit expenses relating to the SEC and NYAG examinations and the Civil Litigation described above in Note 9 were incurred and the Advisor and/or Liberty Ridge has paid these expenses on behalf of the Trust. Had the Advisor and/or Liberty Ridge not paid these expenses, the expenses for the Funds would have been higher than what is reflected in the financial highlights for the years ended March 31, 2008, 2007, 2006, 2005 and 2004.

11. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In September  2006,  the  Financial  Accounting  Standards  Board (FASB)  issued
Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional financial statement disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 may require enhanced disclosures about Fund's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 may have on the Fund's financial statement disclosures.

12. SUBSEQUENT EVENT (UNAUDITED)
--------------------------------------------------------------------------------

Effective April 28, 2008, the Focused Fund acquired all of the assets and liabilities of the Large Cap Fund pursuant to a Plan of Reorganization approved by shareholders of the Large Cap Fund at a meeting of shareholders held on April 22, 2008. The reclassification of Large Cap Fund shares was accounted for as a tax-free reorganization of investment companies and the Focused Fund issued shares equal in value to the net asset values of the Large Cap Fund's shares as of the close of business on April 25, 2008.

Effective April 28, 2008, the Large Cap Growth Concentrated Fund acquired all of the assets and liabilities of the Large Cap Growth Fund pursuant to a Plan of Reorganization approved by shareholders of the Large Cap Growth Fund at a meeting of shareholders held on April 22, 2008. The reclassification of Large Cap Growth Fund shares was accounted for as a tax-free reorganization of investment companies and the Large Cap Growth Concentrated Fund issued shares equal in value to the net asset values of the Large Cap Growth Fund's shares as of the close of business on April 25, 2008. Effective April 29, 2008, the name of the Large Cap Growth Concentrated Fund was changed to the "Old Mutual Large Cap Growth Fund."

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets, and of cash flows for the Old Mutual Analytic U.S. Long/Short Fund and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Advantage Growth Fund, Old Mutual Analytic U.S. Long/Short Fund, Old Mutual Barrow Hanley Value Fund, Old Mutual Columbus Circle Technology and Communications Fund, Old Mutual Developing Growth Fund (formerly named Old Mutual Emerging Growth Fund), Old Mutual Discover Value Fund, Old Mutual Focused Fund, Old Mutual Growth Fund, Old Mutual Heitman REIT Fund, Old Mutual Large Cap Fund, Old Mutual Large Cap Growth Fund, Old Mutual Large Cap Growth Concentrated Fund, Old Mutual Mid-Cap Fund, Old Mutual Select Growth Fund, Old Mutual Small Cap Fund, Old Mutual Strategic Small Company Fund, Old Mutual TS&W Small Cap Value Fund, Old Mutual TS&W Mid-Cap Value Fund, Old Mutual Barrow Hanley Core Bond Fund, Old Mutual Cash Reserves Fund, Old Mutual Dwight High Yield Fund, Old Mutual Dwight Intermediate Fixed Income Fund, and Old Mutual Dwight Short Term Fixed Income Fund (constituting Old Mutual Funds II, hereafter referred to as the "Funds") at March 31, 2008 and the results of each of their operations, the changes in each of their net assets, and of the cash flows for the Old Mutual Analytic U.S. Long/Short Fund and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


[PWHC LLP SIGNATURE]


Denver, Colorado
May 29, 2008

NOTICE TO SHAREHOLDERS (Unaudited)


For shareholders that do not have a March 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with a March 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended March 31, 2008, each portfolio is designating the following items with regard to distributions paid during the year.

                                                                     Qualifying
                                                                    For Corporate                                         Qualified
                                                      Long Term       Dividends     Qualifying      U.S.     Qualified   Short Term
                                                     Capital Gain    Receivable      Dividend    Government  Interest     Capital
Fund                                                 Distribution*  Deduction (1)   Income (2)  Interest (3) Income (4)   Gain (5)
------------------------------------------------------------------------------------------------------------------------------------
Advantage Growth Fund                                 $          -        0.00%         0.00%       0.00%       0.00%       0.00%
Analytic U.S. Long/Short Fund                                    -      100.00%       100.00%       2.43%      10.30%       0.00%
Barrow Hanley Value Fund                                17,820,090       82.39%        85.69%       0.00%       1.75%      22.82%
Columbus Circle Technology and Communications Fund               -        0.00%         0.00%       0.00%       0.00%       0.00%
Developing Growth Fund                                           -        0.00%         0.00%       0.00%       0.00%       0.00%
Discover Value Fund                                              -        0.00%         0.00%       0.00%       0.00%       0.00%
Focused Fund                                               835,876       29.61%        31.21%       0.00%      21.29%       0.00%
Growth Fund                                                      -        0.00%         0.00%       0.00%       0.00%       0.00%
Heitman REIT Fund (6)                                   38,621,238        0.00%         0.00%       0.00%       9.53%     100.00%
Large Cap Fund                                                   -      100.00%       100.00%       0.00%       8.88%       0.00%
Large Cap Growth Fund                                            -        0.00%         0.00%       0.00%       0.00%       0.00%
Large Cap Growth Concentrated Fund                               -        0.00%         0.00%       0.00%       0.00%       0.00%
Mid-Cap Fund                                            30,053,238       18.43%        18.99%       0.00%       0.00%      44.34%
Select Growth Fund                                               -        0.00%         0.00%       0.00%       0.00%       0.00%
Small Cap Fund                                                   -       31.12%        33.82%       0.00%       0.00%       0.00%
Strategic Small Company Fund                             1,788,423        0.00%         0.00%       0.00%       0.00%      92.22%
TS&W Mid-Cap Value Fund                                          -      100.00%       100.00%       0.00%      52.19%       0.00%
TS&W Small Cap Value Fund                                8,394,556       50.13%        50.41%       0.00%       0.00%     100.00%
Barrow Hanley Core Bond Fund                                     -        0.00%         0.00%      18.74%     100.00%       0.00%
Cash Reserves Fund                                               -        0.00%         0.00%       0.33%       0.00%       0.00%
Dwight High Yield Fund                                           -        0.00%         0.00%       0.00%       0.00%       0.00%
Dwight Intermediate Fixed Income Fund                            -        0.00%         0.00%      13.48%       0.00%       0.00%
Dwight Short Term Fixed Income Fund                              -        0.00%         0.00%      14.32%       0.00%       0.00%
====================================================================================================================================

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the Funds in the table to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6) All the Heitman REIT Fund distribution information in the chart above is based on financial activity during the Fund's 2007 calendar tax year.


* These amounts may include earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)


Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 888-772-2888 toll-free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2007 is available (i) without charge, upon request, by calling 888-772-2888 toll free; (ii) on the Trust's website at oldmutualfunds.com; and (iii) on the SEC's website at http://www.sec.gov.

Old Mutual Funds II Form N-Q Information

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (Unaudited)


Six Month Hypothetical Expense Example - March 31, 2008

Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. The Funds may charge transaction fees, including sales charges (loads) on purchase payments; redemption fees; and exchange fees. The Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended March 31, 2008.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, administration, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                Annualized        Expenses
                                 Beginning       Ending          Expense            Paid
                                  Account        Account         Ratios            During
                                   Value          Value        for the Six       Six Month
                                  10/1/07        3/31/08       Month Period       Period*
--------------------------------------------------------------------------------------------
Old Mutual Advantage Growth Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return          $1,000.00     $  867,00           1.00%           $3.42**
     Hypothetical 5% Return       1,000.00      1,024.95           1.00             5.06
--------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        890.10           1.96%            9.26
     Hypothetical 5% Return       1,000.00      1,024.91           1.96%            9.92
--------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        886.10           2.72%            12.83
     Hypothetical 5% Return       1,000.00      1,024.87           2.72%            13.77
--------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        890.80           1.68%            7.94
     Hypothetical 5% Return       1,000.00      1,016.60           1.68%            8.47
--------------------------------------------------------------------------------------------
Old Mutual Analytic U.S. Long/Short Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        891.60           1.50%            7.09
     Hypothetical 5% Return       1,000.00      1,024.93           1.50%            7.59
--------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        832.20           1.35             6.18
     Hypothetical 5% Return       1,000.00      1,024.93           1.35             6.83
--------------------------------------------------------------------------------------------


                                                               Annualized         Expenses
                                 Beginning       Ending          Expense            Paid
                                  Account        Account         Ratios            During
                                   Value          Value        for the Six       Six Month
                                  10/1/07        3/31/08       Month Period       Period*
--------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return         $1,000.00      $  828.00         2.10%           $ 9.60
     Hypothetical 5% Return      1,000.00       1,024.90         2.10             10.63
--------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         832.60         1.10              5.04
     Hypothetical 5% Return      1,000.00       1,019.50         1.10              5.55
--------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Value Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         832.90         0.90              4.12
     Hypothetical 5% Return      1,000.00       1,024.96         0.90              4.56
--------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         848.70         1.70              7.86
     Hypothetical 5% Return      1,000.00       1,024.92         1.70              8.61
--------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         846.50         2.45             11.31
     Hypothetical 5% Return      1,000.00       1,024.88         2.45             12.40
--------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         850.20         1.45              6.71
     Hypothetical 5% Return      1,000.00       1,017.75         1.45              7.31
--------------------------------------------------------------------------------------------

                                                                Annualized        Expenses
                                 Beginning       Ending          Expense            Paid
                                  Account        Account         Ratios            During
                                   Value          Value        for the Six       Six Month
                                  10/1/07        3/31/08       Month Period       Period*
--------------------------------------------------------------------------------------------
Old Mutual Columbus Circle Technology and Communications Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return          $1,000.00     $  850.50           1.20%           $5.55
     Hypothetical 5% Return       1,000.00      1,024.94           1.20             6.07
--------------------------------------------------------------------------------------------
Old Mutual Developing Growth Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,000.00           1.55             7.75
     Hypothetical 5% Return       1,000.00      1,024.92           1.55             7.85
--------------------------------------------------------------------------------------------
Old Mutual Developing Growth Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,000.00           2.30            11.50
     Hypothetical 5% Return       1,000.00      1,024.89           2.30            11.64
--------------------------------------------------------------------------------------------
Old Mutual Developing Growth Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,000.00           1.30             6.50
     Hypothetical 5% Return       1,000.00      1,018.50           1.30             6.56
--------------------------------------------------------------------------------------------
Old Mutual Developing Growth Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,000.00           1.05             5.25
     Hypothetical 5% Return       1,000.00      1,024.95           1.05             5.32
--------------------------------------------------------------------------------------------
Old Mutual Discover Value Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        942.90           1.17             4.16**
     Hypothetical 5% Return       1,000.00      1,024.94           1.17             5.92
--------------------------------------------------------------------------------------------
Old Mutual Focused Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        875.60           1.40             6.56
     Hypothetical 5% Return       1,000.00      1,024.93           1.40             7.09
--------------------------------------------------------------------------------------------
Old Mutual Focused Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        872.70           2.15            10.07
     Hypothetical 5% Return       1,000.00      1,024.89           2.15            10.88
--------------------------------------------------------------------------------------------
Old Mutual Focused Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        877.00           1.15             5.40
     Hypothetical 5% Return       1,000.00      1,019.25           1.15             5.81
--------------------------------------------------------------------------------------------
Old Mutual Focused Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        877.80           0.80             3.76
     Hypothetical 5% Return       1,000.00      1,024.96           0.80             4.05
--------------------------------------------------------------------------------------------
Old Mutual Growth Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        882.90           1.35             6.35
     Hypothetical 5% Return       1,000.00      1,024.93           1.35             6.83
--------------------------------------------------------------------------------------------
Old Mutual Growth Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        879.70           2.10             9.87
     Hypothetical 5% Return       1,000.00      1,024.90           2.10            10.63
--------------------------------------------------------------------------------------------
Old Mutual Growth Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        884.00           1.10             5.18
     Hypothetical 5% Return       1,000.00      1,019.50           1.10             5.55
--------------------------------------------------------------------------------------------


                                                               Annualized        Expenses
                                 Beginning       Ending          Expense           Paid
                                  Account        Account         Ratios            During
                                   Value          Value        for the Six       Six Month
                                  10/1/07        3/31/08       Month Period       Period*
--------------------------------------------------------------------------------------------
Old Mutual Growth Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return          $1,000.00     $  880.70           0.95%       $4.47
     Hypothetical 5% Return       1,000.00      1,024.95           0.95         4.81
--------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        881.10           1.50         7.05
     Hypothetical 5% Return       1,000.00      1,024.93           1.50         7.59
--------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        877.50           2.25        10.56
     Hypothetical 5% Return       1,000.00      1,024.89           2.25        11.39
--------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        881.70           1.25         5.88
     Hypothetical 5% Return       1,000.00      1,018.75           1.25         6.31
--------------------------------------------------------------------------------------------
Old Mutual Heitman REIT Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        882.40           0.95         4.47
     Hypothetical 5% Return       1,000.00      1,024.95           0.95         4.81
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        897.20           1.40         6.64
     Hypothetical 5% Return       1,000.00      1,024.93           1.40         7.09
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        892.60           2.15        10.17
     Hypothetical 5% Return       1,000.00      1,024.89           2.15        10.88
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        898.40           1.15         5.46
     Hypothetical 5% Return       1,000.00      1,019.25           1.15         5.81
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        900.90           0.85         4.04
     Hypothetical 5% Return       1,000.00      1,024.96           0.85         4.30
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        884.30           1.50         7.07
     Hypothetical 5% Return       1,000.00      1,024.93           1.50         7.59
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        881.00           2.25        10.58
     Hypothetical 5% Return       1,000.00      1,024.89           2.25        11.39
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        885.80           1.25         5.89
     Hypothetical 5% Return       1,000.00      1,018.75           1.25         6.31
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        887.90           0.95         4.48
     Hypothetical 5% Return       1,000.00      1,024.95           0.95         4.81
--------------------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE (Unaudited) - concluded


                                                                Annualized        Expenses
                                 Beginning       Ending          Expense            Paid
                                  Account        Account         Ratios            During
                                   Value          Value        for the Six       Six Month
                                  10/1/07        3/31/08       Month Period       Period*
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return          $1,000.00     $  872.50           1.50%           $7.02
     Hypothetical 5% Return       1,000.00      1,024.93           1.50             7.59
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        869.20           2.25            10.51
     Hypothetical 5% Return       1,000.00      1,024.89           2.25            11.39
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        873.80           1.25             5.86
     Hypothetical 5% Return       1,000.00      1,018.75           1.25             6.31
--------------------------------------------------------------------------------------------
Old Mutual Large Cap Growth Concentrated Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        862.90           0.95             4.42
     Hypothetical 5% Return       1,000.00      1,024.95           0.95             4.81
--------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        842.90           1.45             6.68
     Hypothetical 5% Return       1,000.00      1,024.93           1.45             7.34
--------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        842.00           2.20            10.13
     Hypothetical 5% Return       1,000.00      1,024.89           2.20            11.14
--------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        844.10           1.20             5.53
     Hypothetical 5% Return       1,000.00      1,019.00           1.20             6.06
--------------------------------------------------------------------------------------------
Old Mutual Mid-Cap Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        844.80           1.00             4.61
     Hypothetical 5% Return       1,000.00      1,024.95           1.00             5.06
--------------------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        821.90           1.50             6.83
     Hypothetical 5% Return       1,000.00      1,024.93           1.50             7.59
--------------------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        818.80           2.25            10.23
     Hypothetical 5% Return       1,000.00      1,024.89           2.25            11.39
--------------------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        822.80           1.25             5.70
     Hypothetical 5% Return       1,000.00      1,018.75           1.25             6.31
--------------------------------------------------------------------------------------------
Old Mutual Select Growth Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        823.60           0.95             4.33
     Hypothetical 5% Return       1,000.00      1,024.95           0.95             4.81
--------------------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        869.10           1.50             7.01
     Hypothetical 5% Return       1,000.00      1,024.93           1.50             7.59
--------------------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        865.80           2.25            10.50
     Hypothetical 5% Return       1,000.00      1,024.89           2.25            11.39
--------------------------------------------------------------------------------------------


                                                               Annualized         Expenses
                                 Beginning       Ending          Expense            Paid
                                  Account        Account         Ratios            During
                                   Value          Value        for the Six       Six Month
                                  10/1/07        3/31/08       Month Period       Period*
--------------------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return          $1,000.00     $  870.00           1.25%           $5.84
     Hypothetical 5% Return       1,000.00      1,018.75           1.25             6.31
--------------------------------------------------------------------------------------------
Old Mutual Small Cap Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        870.40           1.10             5.14
     Hypothetical 5% Return       1,000.00      1,024.95           1.10             5.57
--------------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         800.10           1.60             7.20
     Hypothetical 5% Return      1,000.00       1,024.92           1.60             8.10
--------------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         797.30           2.35            10.56
     Hypothetical 5% Return      1,000.00       1,024.88           2.35            11.90
--------------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         800.80           1.35             6.08
     Hypothetical 5% Return      1,000.00       1,018.25           1.35             6.81
--------------------------------------------------------------------------------------------
Old Mutual Strategic Small Company Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         801.00           1.10             4.95
     Hypothetical 5% Return      1,000.00       1,024.95           1.10             5.57
--------------------------------------------------------------------------------------------
Old Mutual TS&W Mid-Cap Value Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         912.70           1.40             6.69
     Hypothetical 5% Return      1,000.00       1,024.93           1.40             7.09
--------------------------------------------------------------------------------------------
Old Mutual TS&W Mid-Cap Value Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         913.60           2.15            10.29
     Hypothetical 5% Return      1,000.00       1,024.89           2.15            10.88
--------------------------------------------------------------------------------------------
Old Mutual TS&W Mid-Cap Value Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         916.50           1.00             4.79
     Hypothetical 5% Return      1,000.00       1,024.95           1.00             5.06
--------------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         877.10           1.55             7.27
     Hypothetical 5% Return      1,000.00       1,024.92           1.55             7.85
--------------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         874.00           2.30            10.78
     Hypothetical 5% Return      1,000.00       1,024.89           2.30            11.64
--------------------------------------------------------------------------------------------
Old Mutual TS&W Small Cap Value Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00         878.40           1.30             6.10
     Hypothetical 5% Return      1,000.00       1,018.50           1.30             6.56
--------------------------------------------------------------------------------------------
Old Mutual Barrow Hanley Core Bond Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00       1,025.50           0.70             2.60**
     Hypothetical 5% Return      1,000.00       1,024.97           0.70             3.54
--------------------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return          1,000.00       1,016.90           0.98             4.94
     Hypothetical 5% Return      1,000.00       1,024.95           0.98             4.96
--------------------------------------------------------------------------------------------

                                                                Annualized        Expenses
                                 Beginning       Ending          Expense            Paid
                                  Account        Account         Ratios            During
                                   Value          Value        for the Six       Six Month
                                  10/1/07        3/31/08       Month Period       Period*
--------------------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return          $1,000.00     $1,013.10           1.73%           $8.71
     Hypothetical 5% Return       1,000.00      1,024.91           1.73             8.76
--------------------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,018.10           0.73             3.68
     Hypothetical 5% Return       1,000.00      1,021.35           0.73             3.69
--------------------------------------------------------------------------------------------
Old Mutual Cash Reserves Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,020.30           0.73             3.69
     Hypothetical 5% Return       1,000.00      1,024.96           0.73             3.70
--------------------------------------------------------------------------------------------
Old Mutual Dwight High Yield Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00        965.30           0.80             2.88**
     Hypothetical 5% Return       1,000.00      1,024.96           0.80             4.05
--------------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return              1,000      1,042.10           1.04%            5.31
     Hypothetical 5% Return          1,000      1,024.95           1.04%            5.26
--------------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return              1,000      1,037.50           1.70%            8.66
     Hypothetical 5% Return          1,000      1,024.92           1.70%            8.61
--------------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return              1,000      1,042.30           0.82%            4.19
     Hypothetical 5% Return          1,000      1,020.90           0.82%            4.14
--------------------------------------------------------------------------------------------
Old Mutual Dwight Intermediate Fixed Income Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return              1,000      1,044.90           0.54%            2.76
     Hypothetical 5% Return          1,000      1,024.97           0.54%            2.73
--------------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Class A
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,022.50           0.95             4.80
     Hypothetical 5% Return       1,000.00      1,024.95           0.95             4.81
--------------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Class C
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,019.10           1.45             7.32
     Hypothetical 5% Return       1,000.00      1,024.93           1.45             7.34
--------------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Class Z
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,023.30           0.70             3.54
     Hypothetical 5% Return       1,000.00      1,021.50           0.70             3.54
--------------------------------------------------------------------------------------------
Old Mutual Dwight Short Term Fixed Income Fund - Institutional Class
--------------------------------------------------------------------------------------------
     Actual Fund Return           1,000.00      1,024.90           0.55             2.78
     Hypothetical 5% Return       1,000.00      1,024.97           0.55             2.78
--------------------------------------------------------------------------------------------

* Unless otherwise noted, expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 days (to reflect the one-half year period).
** Expenses are equal to the Funds' annualized expense ratio multiplied by the average account value over the period, multiplied by 134/366 days (to reflect the period since commencement of operations).

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

As of March 31, 2008 (Unaudited)


Trustees

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Trustees, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee also serves as a Trustee for Old Mutual Funds III and Old Mutual Insurance Series Fund, other registered investment companies managed by the Advisor. Unless otherwise noted, all Trustees and Officers can be contacted c/o Old Mutual Capital, Inc., 4643 South Ulster Street, 6th Floor, Denver, Colorado 80237. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 888-772-2888 toll-free.

------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------
                                        Term of Office*
                     Position Held       and Length of           Principal Occupation(s)
Name and Age         with the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Leigh A. Wilson          Chairman       Since 2005         Chief Executive Officer, New Century
(Age: 63)                                                  Living, Inc. (older adult housing)
                                                           since 1992. Director, Chimney Rock
                                                           Winery LLC, 2000 - 2004, and
                                                           Chimney Rock Winery Corp (winery),
                                                           1985 - 2004.
------------------------------------------------------------------------------------------------------
John R. Bartholdson       Trustee       Since 1995         Retired. Chief Financial Officer, The
(Age: 63)                                                  Triumph Group, Inc. (manufacturing),
                                                           1992 - 2007.


------------------------------------------------------------------------------------------------------
Jettie M. Edwards         Trustee       Since 1995         Retired. Consultant, Syrus Associates
(Age: 61)                                                  (business and marketing consulting
                                                           firm), 1986 - 2002.

------------------------------------------------------------------------------------------------------
Albert A. Miller          Trustee       Since 1995         Retired. Advisor and Secretary, the
(Age: 73)                                                  Underwoman Shoppes, Inc. (retail
                                                           clothing stores), 1980 - 2002. Senior
                                                           Vice President, Cherry & Webb, CWT
                                                           Specialty Stores, 1995 - 2000.
------------------------------------------------------------------------------------------------------

  * Each Trustee of the Trust will serve until his or her successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his or her earlier resignation or retirement.

------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------

                                        Term of Office*
                     Position Held       and Length of           Principal Occupation(s)
Name and Age         with the Trust       Time Served             During Past 5 Years
------------------------------------------------------------------------------------------------------
Thomas M. Turpin**     Interested       Since 2007         Interim Chief Executive Officer (April
(Age: 47)                Trustee                           2008 - present) and Chief Operating
                                                           Officer, Old Mutual US Holdings Inc.
                                                           (2002 - April 2008).
------------------------------------------------------------------------------------------------------

* Trustee of the Trust until his successor is duly qualified and elected at the meeting of shareholders to be held in 2010, or until his earlier resignation or retirement.

** Mr. Turpin is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an officer of an affiliate of Old Mutual Capital.


---------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------
                         Number of Portfolios
                        in the Old Mutual Fund
                        Family Complex Overseen             Other Directorships
Name and Age                  by Trustee                      Held by Trustee
---------------------------------------------------------------------------------------------
Leigh A. Wilson                    43               Old Mutual Insurance Series Fund;
(Age: 63)                                           Old Mutual Funds III; The Victory
                                                    Portfolios; The Victory Institutional
                                                    Funds; and The Victory Variable
                                                    Insurance Funds.
---------------------------------------------------------------------------------------------
John R. Bartholdson                61               Old Mutual Insurance Series Fund;
(Age: 63)                                           Old Mutual Funds I; Old Mutual
                                                    Funds III; ING Clarion Real Estate
                                                    Income Fund; and ING Clarion Real
                                                    Estate Income Fund.
---------------------------------------------------------------------------------------------
Jettie M. Edwards                  43               Old Mutual Insurance Series Fund;
(Age: 61)                                           Old Mutual Funds III; EQ Advisors
                                                    Trust; and AXA Enterprise Funds
                                                    Trust.
---------------------------------------------------------------------------------------------
Albert A. Miller                   43               Old Mutual Insurance Series Fund
(Age: 73)                                           and Old Mutual Funds III.
---------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------
                        Number of Portfolios
                       in the Old Mutual Fund
                       Family Complex Overseen             Other Directorships
Name and Age                 by Trustee                      Held by Trustee
--------------------------------------------------------------------------------------------
Thomas M. Turpin**                43               Old Mutual Insurance Series Fund
(Age: 47)                                          and Old Mutual Funds III.
--------------------------------------------------------------------------------------------

Trust Officers

The Board elects the Officers of the Trust to actively supervise its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Advisor, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust receive no direct compensation from the Trust or the Funds for their services as Officers. Certain Officers also serve as an officer in a similar capacity for Old Mutual Insurance Series Fund, Old Mutual Funds I and Old Mutual Funds III, other registered investment companies managed by the Advisor.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

------------------------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------------------------
                                             Term of Office*
                    Position(s) Held          and Length of                        Principal Occupation(s)
Name and Age*       with the Trust             Time Served                            During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Julian F. Sluyters  President and Principal  Since 2006             President and Chief Operating Officer, Old Mutual Capital, Inc.,
(Age: 47)           Financial Officer                               since September 2006. President and Chief Executive Officer,
                                                                    Scudder family of funds, 2004 - December 2005. Managing
                                                                    Director, UBS Global Asset Management, and President and Chief
                                                                    Executive Officer, UBS Fund Services, 2001 - 2003.
------------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux  Senior Vice President    Since 2005. Employed   Senior Vice President, Old Mutual Insurance Series Fund,
(Age: 64)                                    for an initial term    since 2005. Chief Compliance Officer, The Victory Portfolios,
                                             of three years and     since October 2005. President EJV Financial Services, LLC,
                                             thereafter for         since May 2002.
                                             successive one year
                                             terms unless
                                             terminated prior
                                             to the end of the
                                             then current term.
------------------------------------------------------------------------------------------------------------------------------------
Robert T. Kelly     Treasurer and Principal  Since 2006             Vice President, Old Mutual Capital, Inc. and Old Mutual Fund
(Age: 38)           Financial Officer                               Services, since October 2006. Vice President of Portfolio
                                                                    Accounting, Founders Asset Management LLC, 2000 - February 2006.
------------------------------------------------------------------------------------------------------------------------------------
James F. Lummanick  Vice President and       Since 2005             Senior Vice President and Chief Compliance Officer, Old Mutual
(Age: 60)           Chief Compliance                                Capital, Inc., Old Mutual Investment Partners, and Old Mutual
                    Officer                                         Fund Services, since 2005. Officer Chief Compliance Officer,
                                                                    Old Mutual Funds I and Old Mutual Insurance Series Fund,
                                                                    since 2005, and Old Mutual Funds III, since 2008. Senior
                                                                    Vice President and Director of Compliance, Calamos Advisors LLC,
                                                                    2004 - 2005. Vice President and Chief Compliance Officer,
                                                                    Invesco Funds Group, Inc. 1996 - 2004.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols      Vice President and       Since 2005             Senior Vice President, Secretary, and General Counsel, Old
(Age: 46)           Secretary                                       Mutual Capital, Inc., since 2005. Executive Vice President
                                                                    (2004 - 2005), General Counsel and Secretary (2002 - 2005),
                                                                    and Vice President (2002 - 2004), ICON Advisors, Inc. Director
                                                                    of ICON Management & Research Corporation, 2003 - 2005.
                                                                    Executive Vice President (2004 - 2005), General Counsel and
                                                                    Secretary (2002 - 2005) and Vice President (2002 - 2004), ICON
                                                                    Distributors, Inc. Executive Vice President and Secretary, ICON
                                                                    Insurance Agency, Inc. (2004 - 2005).
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc       Assistant Secretary      Since 2005             Vice President (since 2006) and Associate General Counsel
(Age: 38)                                                           (since 2005), Old Mutual Capital, Inc. Associate General
                                                                    Counsel, Founders Asset Management LLC, 2002 - 2005.
------------------------------------------------------------------------------------------------------------------------------------
Kathryn L. Santoro  Assistant Secretary      Since 2007             Associate Counsel, Old Mutual Capital, Inc., since 2005.
(Age: 33)                                                           Associate Attorney, Hall & Evans, LLC, 2004 - 2005. Deputy
                                                                    District Attorney, 5th Judicial District, Colorado, 2002 - 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert D. Lujan     Assistant Treasurer      Since 2006             Fund Services Manager, Old Mutual Capital, Inc., since July
(Age: 41)                                                           2006. Fund Accounting Supervisor, Janus Capital Group, 2003 -
                                                                    July 2006. Senior Fund Accountant, Janus Capital Management
                                                                    L.L.C., 2001 - 2003.
------------------------------------------------------------------------------------------------------------------------------------
Kathryn A. Burns    Assistant Treasurer      Since 2006             Regulatory Reporting Manager, Old Mutual Fund Services, since
(Age: 31)                                                           August 2006. Manager (2004 - July 2006) and Senior Associate
                                                                    (2001 - 2004), PricewaterhouseCoopers LLP.
------------------------------------------------------------------------------------------------------------------------------------

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS (Unaudited)


Background

On December 18, 2007, the Board of Trustees ("Board" or "Trustees") of Old Mutual Funds II (the "Trust"), including all those who are not "interested persons" of the Trust, approved the continuance of an investment management agreement (the "Management Agreement") with Old Mutual Capital, Inc. ("OMCAP") and sub-advisory agreements with each of the Trust's then existing sub-advisors (each a "Sub-Advisory Agreement" and, together with the Management Agreement, the "Advisory Agreements") whose Sub-Advisory Agreements were scheduled to expire December 31, 2007, for a one year period ending December 31, 2008. Under the Management Agreement, OMCAP has day-to-day responsibility for overall investment supervision, compliance and administrative functions for each series portfolio of the Trust (each a "Fund" and together, the "Funds"). Portfolio management of the Funds is performed by the sub-advisors, subject to the oversight of OMCAP and the Board.

In reaching its decision to approve the continuance of the Advisory Agreements at its meeting on December 18, 2007, the Board, represented by independent legal counsel, considered the reduction in the management fees paid by the Funds and more significant management fee breakpoints instituted as part of the extensive restructuring of the Funds' portfolio management and expense structure in 2006 (the "2006 Restructuring"), and OMCAP's contractual agreement to limit the Funds' expenses through March 31, 2009. In the course of its deliberations, the Board evaluated, among other things, information related to the investment philosophy, strategies and techniques used in managing each Fund; the qualifications of the investment personnel at OMCAP and each of the sub-advisors; the compliance programs of OMCAP and the sub-advisors; brokerage practices, including the extent the sub-advisors obtained research through "soft dollar" arrangements with the Funds' brokerage; and the financial and non-financial resources available to provide services required under the Advisory Agreements. The Board also utilized the services of its Senior Vice President (the "Senior Officer"), who is independent from the Trust's various service providers, including OMCAP and its affiliates, in analyzing the Advisory Agreements and fee structure. The Senior Officer reported to the Board on the reasonableness of the fees and profitability of OMCAP and the sub-advisors (the "Senior Officer's Report"). The Board also received a report from Lipper, Inc. ("Lipper"), a mutual fund statistical service, on comparative mutual fund performance, advisory fees and expense levels of each Fund's Class A shares.

Senior Officer's Report

The Senior Officer's Report evaluated the proposed investment advisory and sub-advisory fees under the Advisory Agreements and considered a number of specific factors applicable to each Fund. These factors included:

     o The nature, extent and quality of the services provided by OMCAP and the sub-advisors, including Fund performance

     o    Management fees incurred by other mutual funds for like services

     o Costs to OMCAP and its affiliates of supplying services pursuant to the agreement, excluding intra-corporate profit

     o Profit margins of OMCAP and its affiliates and the sub-advisors from providing the services

     o Management fees charged by OMCAP and the sub-advisors to institutional and other clients

     o    Possible economies of scale

The Senior Officer conducted due diligence in connection with his review, including the following:

     o    Reviewed the materials submitted by OMCAP and the sub-advisors

     o Reviewed year to date through September 30, 2007 financial information for each Fund presented by OMCAP and each of the sub- advisors

     o Prepared additional spreadsheets and analysis regarding the financial information

     o Attended all of the Trust's regularly scheduled 2007 Board meetings and listened to presentations from OMCAP and the sub-advisors

     o Reviewed data prepared by Lipper which compared the advisory fee and expense ratio of each Fund's Class A shares with those of other funds' Class A shares in its Lipper universe


The Senior Officer recommended that the Board approve the continuance of the Advisory Agreements and the related fees. The discussion under the "Board Considerations" section below explains various factors, including the Senior Officer's Report, considered by the Board which resulted in the Board's approval of the Advisory Agreements.

Board Considerations

In reviewing the Advisory Agreements, the Board considered the following matters:

     o Nature and Extent of Services - The Board considered the combined investment management and administrative services provided by OMCAP under its single, unified Management Agreement with the Trust. The Board believed that the combined advisory and administrative services provided a single point of contact for these services and a clearer focus on total expenses incurred by the Funds for these services than would otherwise be available through separate advisory and administration agreements.

     o Management Fees - In reviewing management fees of the Funds, the Board considered the extensive discussions between OMCAP and the Board that took place as part of the 2006 Restructuring regarding the combined investment advisory and administrative fee (the "Management Fee") for each of the Funds. The Board considered that the Management Fee for each Fund had been reduced as part of the 2006 Restructuring. The Board also considered the breakpoint schedule and expense limitation agreement (discussed below under Breakpoints for Management Fees, and under Funds Expenses) that were put in place as part of the 2006 Restructuring The Board further considered the current Management Fee for each Fund as compared to Lipper data for each Fund's Class A shares as of September 30, 2007. In addition, the Board reviewed the sub-advisory fee paid by OMCAP to the sub-advisor(s) for each Fund pursuant to the Sub-Advisory Agreement(s) (the "Sub-Advisory Fee"). A more detailed discussion of each Fund's Management Fee is contained in the "Advisory Agreements" section below.

     o Breakpoints for Management Fees - The Board considered that new and more robust Management Fee breakpoints had been established to benefit the Funds as part of the 2006 Restructuring. The Trustees considered these breakpoints an acceptable framework of expense savings to pass on to shareholders resulting from economies of scale.

     o Fund Expenses - The Board considered that as a result of its extensive discussions with OMCAP in connection with the 2006 Restructuring, OMCAP had provided expense limitations for each Fund that capped expenses borne by the Funds and their shareholders at competitive levels. The Board also considered further expense reductions made by OMCAP in January 2008 for the Old Mutual Dwight Intermediate Fixed Income Fund ("Dwight Intermediate Fund") to bring the Dwight Intermediate Fund's Class A shares' total annual operating expense ratio to a more competitive level than its current expense ratio ("2007 Dwight Intermediate Restructuring"). The Board further considered that OMCAP committed to extend the expense limitations negotiated in connection with the 2006 Reorganization through March 31, 2009, which were set to expire in December 2008.

     o Performance - With respect to the sub-advisors, the Board considered the historical investment performance of each sub-advisor in managing the Funds and compared the sub-advisors' performance with that of unaffiliated funds in a peer group selected by Lipper. A more detailed discussion of each Fund's performance is contained in the "Advisory Agreements" section below.

     o Multi-Manager Structure - With respect to the Old Mutual Developing Growth, Growth, Large Cap Growth, Large Cap Growth Concentrated, Select Growth, Small Cap and Strategic Small Company Funds, the Board considered the effectiveness of the Funds' multi-manager approach as a means to reduce risk and moderate the volatility inherent in the market segments in which these Funds invest. The Board also considered the potential advantages of the multi-manager approach of these Funds in creating unique fund offerings that did not directly compete with existing investment products offered by the individual sub-advisors.

     o Compliance Undertakings - The Board considered that as part of the 2006 Restructuring, OMCAP agreed to operate under additional compliance policies and procedures ("Compliance Undertakings") pursuant to settlements by the Trust's former investment advisor with the Securities and Exchange Commission and separately with the New York Attorney General, many of which are more extensive than that required by current securities regulations. The Board recognized that these Compliance Undertakings represent additional protection to the Funds and their shareholders.

     o Benefits derived by OMCAP from its relationship with the Funds - The Board considered the fall-out benefits to OMCAP, including OMCAP's increased visibility in the investment community. The Trustees also
       reviewed  the   profitability  of  OMCAP,  its   subsidiaries,   and  the
       sub-advisors in connection with providing services to the Funds. The Trustees also weighed the benefits to affiliates of OMCAP, namely the
       Trust's relationship with its distributor, Old Mutual Investment Partners, which, although not profitable, created further visibility for OMCAP and its parent, Old Mutual (US) Holdings Inc.

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


Advisory Agreements

Discussed below in more detail is the Board's consideration of the Management Fee and expense limitation elements of the Advisory Agreements for each Fund as well as a discussion of the investment performance of each Fund.

     Old Mutual Analytic U.S. Long/Short Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Analytic Investors, Inc. ("Analytic"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed that the Fund's Class A shares performance for both the one year period ending September 30, 2007 and the twenty-one month period ending September 30, 2007 placed it in the 1st percentile in its Lipper performance group. The Trustees also noted that the Fund's Class A shares performance for the year to date period ending September 30, 2007 placed it in the 33rd percentile of funds in its Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.80% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than 1.35% per year (exclusive of certain expenses such as dividends or short sales, brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the continuation of the fee caps that were put in place at the beginning of 2006 and the sub-advisor's high relative
     performance  under  a  variety  of  investment   strategies  supported  the
     continuation of the Management Agreement and Sub-Advisory Agreement with Analytic for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, excellent relative performance of the sub-advisor in managing the Fund, and contractual Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Analytic should be approved.

     Old Mutual Barrow Hanley Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees considered that the Fund's Class A share performance for both the year to date period ending September 30, 2007 and the one year period ending September 30, 2007 placed it in the 25th percentile of funds in its Lipper performance group. The Trustees noted that the Fund's Class A shares performance ranked in the 83rd percentile of its Lipper performance group for the twenty-one month period ended September 30, 2007. The Trustees considered, however, that the sub-advisor's ability to manage the Fund since assuming sub-advisory responsibility on January 1, 2006 was likely impacted by heavy redemptions in the Fund over the nine month period ended September 30, 2006. The Trustees also considered that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees noted that in October 2006, OMCAP had agreed to reduce the Fund's Management Fee from 1.00% to 0.85% in connection with the introduction of two new share classes to the Fund.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.35% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the Fund's improved performance despite net redemptions from the Fund, the performance of Barrow Hanley's other funds with similar investment objectives, and OMCAP's agreement to reduce the Fund's Management Fee to 0.85%, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Barrow Hanley for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, the improved performance of the sub-advisor despite net redemptions, the favorable performance of the sub-advisor in managing other funds, OMCAP's agreement to reduce the Management Fee from 1.00% to 0.85%, and the net Management Fee below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Barrow Hanley should be approved.

     Old Mutual Columbus Circle Technology and Communications Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Columbus Circle Investors ("Columbus Circle"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees considered that the Fund's Class A shares outperformed all other funds in the Fund's Lipper performance group for the year to date period ending September 30, 2007 and the one year period ending September 30, 2007, a strong improvement over the Fund's 43rd percentile ranking for the twenty-one month period ending September 30, 2007. The Trustees noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.70% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the continuation of the fee caps that were put in place at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with Columbus Circle for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, exceptional relative performance of the Fund since the sub-advisor assumed portfolio management responsibility on January 1, 2006, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Columbus Circle should be approved.

     Old Mutual Developing Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Copper Rock Capital Partners, LLC ("Copper Rock"), the Fund's sub-advisor. The Trustees also noted that effective November 12, 2007, Ashfield Capital Partners, LLC ("Ashfield") began managing a portion of the Fund's assets. The Trust's sub-advisory agreement with Ashfield has an initial term that extends through November 12, 2009 and, therefore, was not considered for renewal at the Board's meeting on December 18, 2007.

     Performance - With respect to performance, the Trustees considered that the Fund's Class A shares performance for the year to date period ending September 30, 2007 and the one year period ending September 30, 2007 placed it in the 13th percentile and 6th percentile, respectively, of funds in its Lipper performance group. The Trustees noted that this represents a strong gain from the Fund's Class A shares performance for the twenty-one month period ending September 30, 2007 that placed it in the 31st percentile in its Lipper performance group. The Trustees also noted that performance for the nine month period ended September 30, 2006 was impacted by the portfolio turnover resulting from the implementation of the sub-advisor's investment program during the first quarter of 2006.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees considered, however, that the Fund's management fee was below the management fee charged by OMCAP to another registered investment company portfolio that had investment strategies substantially similar to the Fund's investment strategy. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.55% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the continuation of the fee caps that were put in place at the beginning of 2006 and the notable performance of Copper Rock supported the continuation of the Management Agreement and Sub-Advisory Agreement with Cooper Rock for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, notable performance of Copper Rock since implementing its investment program, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Copper Rock should be approved.

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


     Old Mutual Focused Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge Capital, Inc. ("Liberty Ridge"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong longer-term performance during the twenty-one month period ending September 30, 2007, but noted that the Fund's relative performance declined during the year to date period ending September 30, 2007 and the one year period ending September 30, 2007. The Trustees noted that the Fund's Class A shares performance ranked in the 15th percentile of the Fund's Lipper performance group for the twenty-one month period ending September 30, 2007 and in the 57th percentile and 93rd percentile for the one year and year-to-date periods, respectively, ended September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the median of the fees that OMCAP charged to equity funds of which it is the advisor and that the net fee after waivers is at the low end of OMCAP's fees. The
     Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.40% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that although the Fund's recent performance was not strong, the Fund is one of the Trust's top performing Funds over the longer-term and that fact, plus the continuation of the fee caps that were put in place at the beginning of 2006, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund during the twenty-one month period ending September 30, 2007 and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Munder Capital Management ("Munder") and Turner Investment Partners, Inc. ("Turner"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees considered the Fund's Class A shares performance since the current sub-advisors assumed portfolio management responsibility for the Fund on January 1, 2006. The Trustees noted that the Fund's Class A shares ranked in the 19th percentile in the Fund's Lipper performance group for the one year period ending September 30, 2007. The Trustees also noted that the Fund's Class A shares ranked in the 25th percentile for the year to date period ending September 30, 2007 and the twenty-one month period ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.825% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was near the median of the fees that OMCAP charged to equity funds of which it is the advisor and that the net fee after waivers was at the low end of the fees OMCAP charges equity funds. The Trustees noted that the Fund had benefited from the fee breakpoint schedule and that as a result of the breakpoints, the actual management fee paid by the Fund for the fiscal year ending March 31, 2007 was 0.80%. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.35% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the continuation of the fee caps that were put in place at the beginning of 2006 and the positive trend in performance supported the continuation of the Management Agreement and Sub-Advisory Agreements with Munder and Turner for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the Fund (in total) and good relative performance of the sub-advisors (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Munder should be approved.

     Old Mutual Heitman REIT Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Heitman Real Estate Securities, LLC ("Heitman"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees considered the Fund's weak relative performance and noted that the Fund's Class A shares ranked in the 73rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007 and the twenty-one month period ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was slightly above the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that generally, funds that invest in real estate securities have recently been underperforming funds that utilize other investment strategies, and that the Fund is no exception. The Senior Officer's Report further noted that OMCAP is taking steps to improve Fund performance and that action by OMCAP, combined with OMCAP's previous successes in correcting problems with other Funds, supported the continuation of the Management Agreement and Sub-Advisory Agreement with Heitman for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP, its agreement to cap Fund expenses, net Management Fee levels slightly above the Lipper median, and actions that would be taken by OMCAP to improve performance, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Heitman should be approved.

     Old Mutual Large Cap Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong longer-term performance during the twenty-one month period ending September 30, 2007, but noted that the Fund's relative performance declined during year to date period ending September 30, 2007 and the one year period ending September 30, 2007. The Trustees noted that the Fund's Class A shares performance ranked in the 7th percentile in the Fund's Lipper performance group for the twenty-one month period ending September 30, 2007 and in the 64th percentile for the year to date period ending September 30, 2007 and the one year period ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.75% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the low end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.40% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's positive long-term performance and the continuation of the fee caps that were put in place at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, excellent long-term relative performance of the Fund during the twenty-one month period ended September 30, 2007, and contractual Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Large Cap Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


     Performance - With respect to performance, the Trustees favorably considered that the Fund's Class A shares performance ranked in the 33rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007 and the one year period ending September 30, 2007. The Trustees noted that this performance was improved from the Fund's 47th percentile ranking for the twenty-one month period ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.85% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was in the middle of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the appointment of Ashfield as a new sub-advisor in February 2007, the positive trend in performance and the continuation of the fee caps that were put in place at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Ashfield and Turner.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the Fund (in total), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Large Cap Growth Concentrated Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's relative performance and noted that the Fund's Class A shares ranked in the 7th percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007. The Trustees also noted that the Fund's Class A shares ranked in the 20th percentile and 13th percentile for the one year period ending September 30, 2007 and the twenty-one month period ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the appointment of Ashfield as a new sub-advisor in February 2007, the positive trend in performance and the continuation of the fee caps that were put in place at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Turner and Ashfield.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the Fund (in total), net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Mid-Cap Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Liberty Ridge, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees considered that the Fund's Class A shares performance for the year to date period ending September 30, 2007 placed the Fund in the 87th percentile in the Fund's Lipper performance group and performance for the one year period ending September 30, 2007 placed the Fund in the 73rd percentile. The Trustees noted that this represents a decline in performance from the twenty-one month period ending September 30, 2007 in which the Fund ranked in the 53rd percentile in its Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the median of OMCAP's fees. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.45% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund is the fund family's second largest fund but performance for this Fund's Class A shares is below the median compared to its Lipper performance group and redemptions continue at a high level. The Trustees noted that the Senior Officer's Report recommended the continuation of the Management Agreement and Sub-Advisory Agreement with Liberty Ridge for another year, however, the Trustees took under advisement the Senior Officer's Report recommendation that OMCAP devote some time to improving the performance of this Fund.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Liberty Ridge should be approved.

     Old Mutual Select Growth Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Ashfield and Turner, each a sub-advisor to a portion ("sleeve") of the Fund's assets. The Trustees noted that Ashfield assumed management of a portion of the Fund's assets effective February 10, 2007.

     Performance - With respect to performance, the Trustees favorably weighed the outstanding relative performance of the Fund. The Trustees noted that Fund's Class A shares performance ranked in the 1st percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007 and the one year period ending September 30, 2007. The Trustees also favorably noted that the Fund's Class A shares performance ranked in the 15th percentile for the twenty-one month period ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.90% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the low level of fees charged by OMCAP. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the appointment of Ashfield as a new sub-advisor in February 2007, the positive trend in performance and the continuation of the fee caps that were put in place at the beginning of 2006 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Turner and Ashfield.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Turner and Ashfield should be approved.

     Old Mutual Small Cap Fund- The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge and Eagle Asset Management, Inc. ("Eagle"), each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees favorably weighed the Fund's strong relative performance. The Trustees considered that the Fund's Class A shares performance for both the year to date period ending September 30, 2007 and the one year period ending September 30, 2007 placed it in the 13th percentile in the Fund's Lipper performance group. The Trustees also considered that the Fund's Class A shares performance ranked in the 27th percentile for the twenty-one month period ending September 30, 2007. The Trustees noted that the Fund's strong relative performance was attributable to both of the Fund's two sub-advisors.

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS - continued (Unaudited)


     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.00% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was at the low end of fees charged by OMCAP to equity funds. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.50% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the continuation of the fee caps that were put in place at the beginning of 2006 and the Fund's very strong relative performance during the twenty-one month period through September 30, 2007 supported the continuation of the Management Agreement and Sub-Advisory Agreements with Eagle and Liberty Ridge for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, strong relative performance of the Fund (in total) and strong relative performance of Eagle and good relative performance of Liberty Ridge (with respect to their respective "sleeves"), and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Liberty Ridge and Eagle should be approved.

     Old Mutual Strategic Small Company Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisors, overseeing compliance with prospectus limitations and other investment restrictions, providing administrative services to the Fund and allocating assets among the sub-advisors. The Trustees further considered the portfolio management services provided by Liberty Ridge, Eagle and Copper Rock, each a sub-advisor to a portion ("sleeve") of the Fund's assets.

     Performance - With respect to performance, the Trustees considered that the Fund demonstrated good relative performance for the year to date, one year and twenty-one month periods ending September 30, 2007. The Trustees noted that the Fund's Class A shares performance ranked in the 27th percentile in the Fund's Lipper performance group for the one year period ending September 30, 2007, as compared to the 33rd percentile for the year to date period ending September 30, 2007 and to the 36th percentile for the twenty-one month period ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.95% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor but that the net fee after waivers was near the median of OMCAP's fees charged to equity funds. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.60% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior  Officer's  Report - The  Trustees  noted that the Senior  Officer's
     Report indicated that the continuation of the fee caps that were put in place at the beginning of 2006 and the Fund's positive trend in performance supported the continuation the continuation of the Management Agreement and Sub-Advisory Agreements with Liberty Ridge, Eagle and Copper Rock for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the Fund (in total) and Copper Rock and Eagle (with respect to their respective "sleeves"), and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fees were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreements with Copper Rock, Liberty Ridge and Eagle should be approved.

     Old Mutual TS&W Small Cap Value Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Thompson, Siegel & Walmsley LLC ("TS&W"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's Class A shares performance for the year to date period ending September 30, 2007 placed it in the 50th percentile in the Fund's Lipper performance group, and its twenty-one month performance placed it in the 36th percentile.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 1.10% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.30%) was at the high end of the fees that OMCAP charged to equity funds of which it is the advisor. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.55% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that although the Fund's Class A shares' year to date and one year performance through September 30, 2007 is average compared to its Lipper performance group, the Fund's longer term performance is above average. The Trustees also noted that the Senior Officer's Report indicated that the continuation of the fee caps that were put in place at the beginning of 2006 and the Fund's strong longer term performance supported the continuation of the Management Agreement and Sub-Advisory Agreement with TS&W for another year.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the sub-advisor during the past twenty-one months and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with TS&W should be approved.

     Old Mutual Cash Reserves Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Wellington Management Company, LLP ("Wellington"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's Class Z shares performance for the year to date, one year and twenty-one month periods through September 30, 2007 placed the Fund above the Lipper median for money market funds in the Fund's performance group.

     Management Fees - With respect to management fees, the Trustees considered that the Management Fee of 0.40% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) are the lowest charged by OMCAP and are consistent with fee levels that are charged a typical retail money market fund. The Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     0.73% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's competitive yield and low fees supported the continuation of the Management Agreement and Sub-Advisory Agreement with Wellington.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, competitive performance of the sub-advisor in managing the Fund, and contractual and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Wellington should be approved.

     Old Mutual Dwight Intermediate Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight Asset Management Company ("Dwight"), the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees considered the Fund's weak relative performance and noted that the Fund's Class A shares ranked in the 83rd percentile in the Fund's Lipper performance group for the year to date period ending September 30, 2007 and the one year period ending September 30, 2007, and in the 70th percentile for the twenty-one month period ending September 30, 2007.

     Management Fees - With respect to management fees, the Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%) and noted that it is consistent with the fees that OMCAP charges the other fixed income fund of which it is the advisor. The Trustees also noted that the contractual Management Fee and the net Management Fee charged by OMCAP after its fee waiver were both below the Lipper median in the Fund's expense group. In addition, the Trustees considered that after OMCAP applied contractual fee waivers, the entire Management Fee was waived.

BOARD REVIEW AND APPROVAL OF INVESTMENT MANAGEMENT
AND SUB-ADVISORY AGREEMENTS - concluded (Unaudited)


     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     1.10% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes. The Trustees also considered OMCAP's proposal to further reduce the expense limitations for all share classes effective in 2008.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Management Agreement and Sub-Advisory Agreement with Dwight should be renewed to provide OMCAP time to rectify the Fund's poor relative performance and increase the Fund's assets.

     Board Conclusions - The Board noted the Fund's weak relative performance and that it would monitor the Fund in this regard. The Board then concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, contractual and net Management Fee levels below the Lipper median and OMCAP's proposal to further reduce the Management Fee, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

     Old Mutual Dwight Short Term Fixed Income Fund - The Trustees reviewed the services provided by OMCAP, including overseeing the investment decisions made by the Fund's sub-advisor, overseeing compliance with prospectus limitations and other investment restrictions and providing administrative services to the Fund. The Trustees further considered the portfolio management services provided by Dwight, the Fund's sub-advisor.

     Performance - With respect to performance, the Trustees noted that the Fund's Class A shares performance for the year to date period ending September 30, 2007 and the one year period ending September 30, 2007 placed it in the 33rd percentile in the Fund's Lipper performance group.

     Management Fees - With respect to management fees, the Trustees considered the Management Fee of 0.45% (with fee breakpoints that could potentially lower the Management Fee by a total of 0.15%). The Trustees noted that the current Management Fee of 0.45% is consistent with the fees that OMCAP charges the other fixed income fund of which it is the advisor. The
     Trustees also considered that the net fee charged by OMCAP after fee waivers was below the Lipper median for the universe of funds in the Fund's investment category.

     Fee Waivers - The Trustees considered OMCAP's contractual agreement to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses through March 31, 2009 to no more than
     0.95% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class A shares with corresponding limitations for the Fund's other share classes.

     Senior Officer's Report - The Trustees noted that the Senior Officer's Report indicated that the Fund's excellent relative performance and low expenses supported the continuation of the Management Agreement and Sub-Advisory Agreement with Dwight.

     Board Conclusions - The Board concluded that in view of the level of services provided by OMCAP and its agreement to cap Fund expenses, good relative performance of the sub-advisor in managing the Fund, and net Management Fee levels below the Lipper median, the Management Fee and Sub-Advisory Fee were appropriate and the Management Agreement with OMCAP and Sub-Advisory Agreement with Dwight should be approved.

BOARD REVIEW AND APPROVAL OF
INVESTMENT SUB-ADVISORY AGREEMENT WITH
ASHFIELD CAPITAL PARTNERS, LLC  (Unaudited)


Background

On August 2, 2007, the Board of Trustees of Old Mutual Advisor Funds II (the "Trust"), including all of its independent Trustees (the "Board"): (i) approved an investment sub-advisory agreement which would add Ashfield Capital Partners, LLC ("Ashfield") as an additional sub-advisor to the Old Mutual Emerging Growth Fund (the "Fund"); and (ii) approved changing the name of Old Mutual Emerging Growth Fund to "Old Mutual Developing Growth Fund," to be effective on or around November 19, 2007. The Board recommended that shareholders of Old Mutual
Emerging Growth Fund approve the sub-advisory agreement at a meeting of shareholders to be held October 29, 2007, as such meeting may be adjourned.

Set forth below are the factors that the Board considered in approving the Sub-Advisory Agreement with Ashfield (the "Proposed Sub-Advisory Agreement").

Board Considerations

In reviewing the Proposed Sub-Advisory Agreement, the Board considered the following matters with respect to the Fund:

     o Nature and Extent of Services - The Board considered the portfolio management services to be provided by Ashfield under the Proposed Sub-Advisory Agreement. The Board received presentations by Ashfield regarding its qualifications to manage the Fund, which included a discussion  of  Ashfield's  management  of  accounts  with  investment objectives and strategies similar to the investment objectives and strategies of the Fund. The Board also received written materials from Ashfield regarding its qualifications to perform the portfolio management services provided under the Proposed Sub-Advisory Agreement. Based on the oral presentations and written material provided by Ashfield, the Board believed Ashfield to be capable and qualified to perform the services provided under the Proposed Sub-Advisory Agreement and that such services are comparable to services provided by the other sub-advisor to the Fund.

     o Co-Sub-Advisory Structure - The Board considered the effectiveness with which Ashfield would operate within a co-sub-advisory structure. In particular, the Board considered the degree to which Ashfield's investment style and processes would complement the Fund's other investment sub-advisor, Copper Rock Partners, LLC. Based on information provided by Old Mutual Capital, the Board concluded that Ashfield's investment style and processes would complement the investment style of the other sub-advisor while potentially achieving greater Fund diversification and investment capacity.

     o Profitability/Costs - The Board also reviewed the projected profitability of Ashfield in connection with providing services to the Fund. In that connection, the Board reviewed Ashfield's projected costs in providing services to the Fund and the basis for allocating those costs.

     o Benefits derived by Old Mutual Capital from its relationship with the Fund - The Board considered the fall-out benefits to Ashfield, including Ashfield's increased visibility in the investment community. The Trustees also weighed the benefits to affiliates of Ashfield, including Old Mutual Capital, the Trust's distributor, Old Mutual Investment Partners, and their common parent, Old Mutual (US) Holdings Inc.

     o Senior Officer's Report - The Trustees considered a report from the Trust's Senior Vice President ("Senior Officer"), who is independent from the Trust's various service providers, including Ashfield and Old Mutual Capital and their affiliates, in analyzing Ashfield. The Trustees noted the due diligence performed by the Senior Officer in connection with his review of Ashfield, including meetings with Ashfield's personnel. The Trustees' also noted the Senior Officer's evaluation of the sub-advisory fees. The Trustees favorably considered that the Senior Officer supported the hiring of Ashfield.

     o Performance - With respect to performance, the Trustees favorably weighed that Ashfield's small cap growth strategy compared favorably to the Lipper peer group average for the three year period ended December 2006 and the six month period ended June 30, 2007. The Trustees also favorably weighed that Ashfield's small cap growth strategy compared favorably to the Fund's benchmark index, the Russell 2000 Growth Index, particularly on an average basis for the three year period ended December 2006, and that the strategy compared favorably to the benchmark index for the six months ended June 30, 2007.

     o Sub-Advisory Fees - With respect to sub-advisory fees, the Trustees noted that Old Mutual Capital would pay Ashfield's sub-advisory fee out of the management fee Old Mutual Capital received from the Trust (the "Management Fee"). The Trustees considered that the sub-advisory fee to be paid to Ashfield was the same sub-advisory fee received by the Fund's other sub-advisor. The Trustees also considered Ashfield's representation that the sub-advisory fees it would receive for managing the Fund were in line with the fees it may charge other funds. The Trustees also concluded that Ashfield's use of "soft" commission dollars to obtain proprietary research was consistent with regulatory requirements and was likely to benefit the Fund.

BOARD REVIEW AND APPROVAL OF
INVESTMENT SUB-ADVISORY AGREEMENT WITH
ASHFIELD CAPITAL PARTNERS, LLC - concluded (Unaudited)


     o Breakpoints - The Trustees considered that the sub-advisory fee contained breakpoints which, together with breakpoints in the Management Fee, provided a framework to pass on to shareholders expense savings resulting from economies of scale.

     o Fee Waivers - The Trustees considered that Ashfield agreed to share in the advisory fee reimbursements and expense waivers to which Old Mutual Capital was subject pursuant to a contractual agreement with the Trust. The Trustees further considered that Old Mutual Capital was not recommending any change to the existing expense limitation arrangement with the Trust pursuant to which Old Mutual Capital agreed to waive its Management Fee or reimburse Fund expenses to limit the Fund's total annual operating expenses for three (3) years (expiring December 2008) to no more than 1.30% per year (exclusive of certain expenses such as brokerage commissions, distribution and service fees, and extraordinary expenses) for the Fund's Class Z shares with corresponding limitations for the Fund's other share classes.

     o Board Conclusions - The Board concluded that the Sub-Advisory Agreement with Ashfield should be approved in view of the level of services that Ashfield represented it would provide to the Fund, good relative performance of Ashfield in managing accounts with investment objectives and strategies similar to the investment objective and strategies of the Fund, no change to the sub-advisory or Management Fee structure currently in place for the Fund.

SHAREHOLDER PROXY RESULTS  (Unaudited)


At a meeting of shareholders of the Developing Growth Fund (the "Fund") held on October 29, 2007, shareholders of the Fund approved a new sub-advisory agreement between the Trust, on behalf of the Fund, Old Mutual Capital and Ashfield.

The voting results were as follows:

                        # Votes For  # Votes Against     # of      # of Broker
Fund                      Proposal      Proposal      Abstentions    Non-Votes
-------------------------------------------------------------------------------
Developing Growth Fund    4,561,017      321,650       270,650            n/a
-------------------------------------------------------------------------------

At meetings of shareholders of the Large Cap Fund and the Large Cap Growth Fund held on April 22, 2008, shareholders of the Large Cap Fund approved a proposal to reclassify Class A, Class C, Class Z and Institutional Class shares of the Large Cap Fund into Class A, Class C, Class Z and Institutional Class shares of the Focused Fund, respectively, and shareholders of the Large Cap Growth Fund approved a proposal to reclassify Class A, Class C, Class Z and Institutional Class shares of the Large Cap Growth Fund into Class A, Class C, Class Z and Institutional Class shares of the Large Cap Growth Concentrated Fund, respectively.

The voting results were as follows:

                                   # Votes For  # Votes Against    # of     # of Broker
Fund                                 Proposal      Proposal     Abstentions   Non-Votes
----------------------------------------------------------------------------------------
Large Cap Growth Fund                1,311,405       86,324       96,672       183,570
Large Cap Growth Concentrated Fund   1,992,766      148,091      106,309           n/a
----------------------------------------------------------------------------------------

FOR MORE INFORMATION

For investors who want more information about Old Mutual Funds II, please contact us at:

     | By Telephone:
     | 888.772.2888
     |
     | By Mail:
     | Old Mutual Funds II
     | P.O. Box 219534
     | Kansas City, Missouri 64121-9534
     |
     | Via the Internet:
     | oldmutualfunds.com

This annual report is intended for the information of Old Mutual Funds II shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of Old Mutual Funds II, by visiting oldmutualfunds.com or by calling 888.772.2888. Please read the prospectus carefully before investing.








                                                               [OLD MUTUAL LOGO]

Funds distributed by Old Mutual Investment Partners
R-08-264 05/2008

Item 2.  Code of Ethics.

(a) As of the end of the period covered by this report, Old Mutual Funds I (the "registrant") has adopted a code of ethics that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO").

(c) During the period covered by this report, no amendments have been made to a provision of the registrant's code of ethics that applies to the registrant's PEO or PFO, and that relates to any element of the "code of ethics" definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant's code of ethics to the registrant's PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1) A copy of the registrant's code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(a)(1) The board of trustees of the registrant (the "board") has determined that the registrant has an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of
         Item 3 of Form N-CSR.

(a)(2) The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending March 31, 2008 and 2007 were $602,000 and $469,000, respectively.

(b) Audit-Related Fees - The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending March 31, 2008 and 2007 were $38,000 and $0, respectively.

         The aggregate fees billed for assurance and related services by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the "Service Providers") that were reasonably related to the performance of the audit of the registrant's financial statements, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2008 and 2007 were $50,000 and $113,000, respectively. These fees were for the review of the registrant's registration statement and semi-annual report to shareholders.

(c) Tax Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending March 31, 2008 and 2007 were $5,000 and $0, respectively.

         The aggregate tax fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2008 and 2007 were $0 and $0, respectively.

(d) All Other Fees - The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 ("all other fees"), for the fiscal years ending March 31, 2008 and 2007 were $0 and $0, respectively.

         The aggregate of all other fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending March 31, 2008 and 2007 were $19,000 and $76,000, respectively. These fees were for the review of the registration statements and semi-annual reports to shareholders of other investment companies with the same investment adviser as the registrant.

(e)(1) The board's audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member's decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)   None of the services  described in  paragraphs  (b) through (d) of this
         Item 4 were  approved  by the audit  committee  pursuant  to  paragraph
         (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g) For the fiscal years ending March 31, 2008 and 2007, the aggregate non-audit fees billed by the registrant's principal accountant to the registrant and the Service Providers were $112,000 and $189,000, respectively.

(h) The board's audit committee has considered whether the provision of non-audit services by the registrant's principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for
         Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment
         Companies.

         Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management
         Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) During the quarter ended March 31, 2008, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.        Exhibits.

(a)(1) Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2) Attached hereto as Exhibit EX-99.CERT.

(a)(3) Not applicable.

(b) Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL FUNDS II

By:    /s/ Julian F. Sluyters
       --------------------------------
       Julian F. Sluyters, President

Date:  May 16, 2008



      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Julian F. Sluyters
       ---------------------------------
       Julian F. Sluyters, Principal
       Executive Officer

Date:  May 16, 2008




By:    /s/ Robert T. Kelly
       ---------------------------------
       Robert T. Kelly, Principal
       Financial Officer

Date:  May 16, 2008